UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ACACIA RESEARCH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

EMPOWERING patent OWNERS, REWARDING INVENTION

Dear Fellow Acacia Stockholders,

On November 18, 2019, Acacia Research Corporation (“we,” “us,” “our,” “Acacia” and the “Company”) announced a strategic partnership with Starboard Value LP (“Starboard Value”). This financing (the “Transaction”) commenced with an initial $35.0 million investment by affiliates of Starboard Value for 350,000 shares of our Series A Convertible Preferred Stock (the “Preferred Shares”) and warrants to purchase up to 5,000,000 shares of our common stock (the “Series A Warrants”). The Preferred Shares have an initial conversion price, and the Series A Warrants have an initial exercise price, of $3.65 per share, which represents a premium to our current stock price of $[            ] as of [                    ], 2019. Following the receipt of stockholder approval of the proposals set forth in the attached Proxy Statement, we will be issuing to Starboard Value warrants to purchase up to 100,000,000 shares of common stock (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) with an initial cash exercise price of $5.25 per share. Thereafter, we will have the opportunity to issue up to $365.0 million in senior secured notes (the “Notes”), the proceeds of which will be used for strategic investments and acquisitions, and Starboard Value will work directly with Acacia to identify and execute on these opportunities. After the Notes have been issued, the Series B Warrants may also be exercised by the cancellation of outstanding Notes at an exercise price of $3.65 in principal amount of Notes per share.

Most importantly, Acacia and Starboard Value have commenced a strategic alliance, and we are very pleased that Jon Sagal, a Managing Director of Starboard Value, has joined our Board. This transaction is the culmination of our work to prepare Acacia for its next stage as a leading absolute return focused platform for investing in intellectual property, technology, and other unique investment and acquisition opportunities. We believe Starboard Value is an ideal partner for us given their strong investment track record and deep focus on operational, strategic and governance oriented investing.

Below are several important elements of the Transaction:

•

We believe that Starboard Value’s strong reputation and history of investment success will translate into increased transaction opportunities for Acacia, and our stockholders will benefit from Starboard Value’s credibility and standing in the capital markets;

•

We expect that the initial $35.0 million investment by affiliates of Starboard Value in our Preferred Shares and Series A Warrants, once released from escrow, will (i) provide us with enhanced liquidity, and (ii) accelerate our business and corporate development efforts in the intellectual property investment, licensing and enforcement market;

•

We believe that the ability to access up to $365.0 million in financing through the issuance of Notes will better position Acacia as an attractive candidate to consummate transactions approved by us and Starboard Value;

•

We believe the partnership with Starboard Value, including a Starboard Value representative immediately joining our Board, will help us with our strategic growth transformation and the buildout of our investment platform; and

•

We believe that the Transaction is valuable to Acacia’s stockholders because it provides potential access to acquisition financing in a carefully developed structure that allows us to safeguard our potential ability to use our significant net operating loss carryforwards (“NOLs”).

We view the Notes and Series B Warrants as attractive instruments, and, it was very important for us to retain the right to offer our stockholders the opportunity to participate in up to $100.0 million of notes and warrants to purchase up to 27,397,261 shares of common stock, with substantially identical terms as the Starboard Value Notes and Series B Warrants, through one or more rights offerings in connection with the issuance of Notes to Starboard Value following an approved investment.

In connection with this Transaction, our Board of Directors strongly recommends that you approve each of the following proposals, which are more fully described in the attached Proxy Statement:

(1)

Approval, for purposes of Nasdaq Rules 5635(b) and 5635(d), as applicable, of (i) the voting of the Preferred Shares on an as-converted basis and (ii) the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of the Preferred Shares and (B) exercise of Warrants, in each case, without giving effect to the Exchange Cap (as defined in the Proxy Statement) set forth in the Certificate of Designations (as defined in the Proxy Statement) and in the Series A Warrants, issued pursuant to the Securities Purchase Agreement, dated November 18, 2019, by and among the Company, Starboard Value and the investors listed therein; and

(2)

Approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of our common stock by 200,000,000 shares, or from 100,000,000 shares to 300,000,000 shares.

Your approval of the two proposals above will ensure that we can issue sufficient shares of common stock upon the potential future conversion or exercise of the Preferred Shares and Warrants, as applicable.

To this end, you will receive a Proxy Statement indicating that our Board of Directors recommends that you vote “YES” on the two proposals above. This Proxy Statement will guide you through the voting process and how to vote using the proxy card that will be included, or by Internet or telephone.

Sincerely,

Clifford Press	Al Tobia
Chief Executive Officer	President and Chief Investment Officer

The attached Proxy Statement is dated [                    ] and is first being mailed on or about [                    ].

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379

Banks & Brokers may call: (212) 257-1311

Email: info@saratogaproxy.com

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ACACIA RESEARCH CORPORATION

4 Park Plaza, Suite 550

Irvine, California 92614

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [                    ]

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Acacia Research Corporation will be held on [                    ] at [                    ], local time, at [                    ], for the following purposes, as more fully described in the Proxy Statement accompanying this Notice of Special Meeting:

1.

To approve, for purposes of Nasdaq Rules 5635(b) and 5635(d), as applicable, (i) the voting of the Preferred Shares on an as-converted basis and (ii) the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of Series A Convertible Preferred Stock and (B) exercise of Warrants, in each case, without giving effect to the Exchange Cap set forth in the Certificate of Designations and in the Series A Warrants (as such terms are defined in the Proxy Statement), issued pursuant to the Securities Purchase Agreement, dated November 18, 2019, by and among Acacia Research Corporation, Starboard Value LP and the investors listed therein; and

2.

To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of our common stock by 200,000,000 shares, or from 100,000,000 shares to 300,000,000 shares.

Our Board of Directors has established [                    ] as the record date for the Special Meeting. Only our stockholders at the close of business on [                    ] are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Therefore, I urge you to vote by proxy even if you plan to attend the Special Meeting. Properly submitting your proxy will ensure your representation at the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Special Meeting if your shares are held directly in your name as the stockholder of record.

Sincerely,

Clifford Press

Chief Executive Officer

Irvine, California

[                    ]

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379

Banks & Brokers may call: (212) 257-1311

Email: info@saratogaproxy.com

[this page intentionally blank]

ACACIA RESEARCH CORPORATION

4 Park Plaza, Suite 550

Irvine, California 92614

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [                    ]

General

The enclosed proxy is solicited on behalf of the Board of Directors of Acacia Research Corporation (referred to herein as “we,” “us,” “our,” “Acacia” and the “Company”) for use at our Special Meeting of Stockholders (the “Special Meeting”) to be held on [                    ] at [                    ], local time, and at any adjournment or postponement thereof. The Special Meeting will be held at [                    ]. Only our stockholders at the close of business on [                    ] are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

These proxy solicitation materials were mailed on or about [                    ] to all stockholders entitled to receive notice of and to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [                    ]: This proxy statement (the “Proxy Statement”) and the enclosed proxy card are available at http://proxymaterial.acaciaresearch.com.

Questions and Answers

The following are some commonly asked questions raised by our stockholders and answers to each of those questions.

1.	Which proposals may I vote on at the Special Meeting?

At the Special Meeting, stockholders will consider and vote upon the following proposals:

•

Proposal No. 1: Approval, for purposes of Nasdaq Rules 5635(b) and 5635(d), as applicable, of (i) the voting of the Preferred Shares on an as-converted basis and (ii) the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of Series A Convertible Preferred Stock (the “Preferred Shares”) and (B) exercise of the Series A and Series B Warrants (each, as defined below and collectively, the “Warrants”), in each case, without giving effect to the Exchange Cap (as defined below) set forth in the Certificate of Designations (as defined below) and in the warrants to purchase up to 5,000,000 shares of our common stock (the “Series A Warrants”), issued pursuant to the Securities Purchase Agreement, dated November 18, 2019 (the “Purchase Agreement”), by and among the Company, Starboard Value LP (“Starboard Value”) and the investors listed therein (the “Buyers”); and

•

Proposal No. 2: Approval of an amendment to our Amended and Restated Certificate of Incorporation (as amended, our “Charter”) to increase the total number of authorized shares of our common stock by 200,000,000 shares, or from 100,000,000 shares to 300,000,000 shares.

Stockholders may also be asked to consider and vote upon such other matters as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

2.	How does the Board of Directors recommend that I vote on the proposals?

The Board recommends that our stockholders vote “FOR” each of the proposals in this Proxy Statement.

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3.	What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner, and how does this affect my options for voting my shares at the Special Meeting?

Most of our stockholders hold their shares beneficially in “street name” through a broker, bank, or other nominee (“Beneficial Owner”) rather than directly in their own name (“Stockholder of Record”). There are some distinctions between shares held of record and shares owned beneficially, specifically:

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered the Stockholder of Record with respect to those shares, and these proxy materials are being sent directly to you.

As a Stockholder of Record, you have the right to vote by proxy or to vote in person at the Special Meeting. Directions to attend the Special Meeting are available at http://proxymaterial.acaciaresearch.com. If you choose to vote in person, please bring proof of identification to the Special Meeting and request a ballot when you arrive. To vote by proxy, we have enclosed a proxy card for you to use, or you may vote by Internet or by telephone, as described in further detail below. Even if you plan to attend the Special Meeting, we recommend that you vote by proxy in advance as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

Beneficial Owner: If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the Beneficial Owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the Stockholder of Record with respect to those shares.

As a Beneficial Owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the Special Meeting. However, because you are not the Stockholder of Record, you may not vote these shares in person at the Special Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee giving you the right to vote the shares. Please refer to the voting instructions provided to you by your broker, bank, or other nominee for instructions on the voting methods they offer.

4.	Who is entitled to vote at the Special Meeting?

Only Stockholders of Record and Beneficial Owners of our common stock as of the close of business on [                    ], the record date established by the Board (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

5.	How can I vote my shares without attending the Special Meeting?

Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Whether you are a Stockholder of Record or a Beneficial Owner, you may vote by proxy or submit a voting instruction form without attending the Special Meeting.

Stockholder of Record: If you are a Stockholder of Record, you may vote by proxy using the options below.

To vote by Internet, you will need the 12-digit control number included on the enclosed proxy card. Internet voting is available 24 hours a day and will be accessible until [            ] on [            ], 2019 by visiting [            ] and following the instructions.

To vote by telephone, you will need the 12-digit control number included on the enclosed proxy card. Telephone                voting is available 24 hours a day and will be accessible until [            ] on [            ], 2019 by calling [            ] and following the instructions.

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To vote by mail, complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope.

Beneficial Owner: If you are a Beneficial Owner, please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form.

6.	Can I change my vote or revoke my proxy?

Stockholder of Record: If you are the Stockholder of Record, you may revoke your proxy in any one of four ways:

•	You may vote again by Internet or by telephone at a later time (prior to the deadline for Internet or telephone voting);

•	You may submit a properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to Acacia Research Corporation, 4 Park Plaza, Suite 550, Irvine, California 92614, Attention: Secretary; or

•	You may attend the Special Meeting and vote in person. However, attending the Special Meeting will not, by itself, revoke your proxy or change your vote.

Beneficial Owner: If you are a Beneficial Owner, you may revoke your proxy by following the voting instructions provided to you by your broker, bank or other nominee.

If you have any questions or need assistance voting your shares, please call Saratoga Proxy Consulting LLC at (212) 257-1311 or toll free at (888) 368-0379.

7.	Who will count the vote?

A representative of [                    ] will count the votes and will act as the inspector of election.

8.	What does it mean if I get more than one proxy card or voting instruction form?

Stockholder of Record: If you are a Stockholder of Record with shares registered under different names, you will receive more than one set of proxy materials and more than one proxy card. Please complete, sign, date and promptly return each proxy card in the enclosed postage-paid envelope provided, or vote by Internet or by telephone using the 12-digit control number on each enclosed proxy card to ensure that all of your shares are voted. If you would like all of your shares to be registered in the same name and under the same address, please contact our transfer agent, Computershare Trust Company, N.A. at (800) 962-4284.

Beneficial Owner: If you are a Beneficial Owner with shares held in more than one account, you will receive more than one voting instruction form from your broker, bank or other nominee. Please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form for each account in which your shares are held. If you would like all of your shares to be held in the same account and under the same address, please contact your broker, bank or other nominee.

9.	How many shares am I entitled to vote?

As a Stockholder of Record or a Beneficial Owner, you may vote all of the shares of common stock owned by you as of the close of business on the Record Date, and you are entitled to cast one vote per share of common stock owned by you on the Record Date.

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10.	How many votes may be cast?

Each outstanding share of our common stock as of the Record Date will be entitled to one vote on all matters brought before the Special Meeting. As of the Record Date, [                    ] shares of our common stock were issued and outstanding.

11.	What constitutes a “quorum” at the Special Meeting?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a “quorum.” Abstentions and broker non-votes are each included for the purpose of determining whether a quorum is present.

12.	What vote is required to approve each proposal?

Proposal No. 1: The approval, for purposes of Nasdaq Rules 5635(b) and 5635(d), as applicable, of Proposal No. 1, of (i) the voting of the Preferred Shares on an as-converted basis and (ii) the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of the Preferred Shares and (B) exercise of Warrants, in each case, without giving effect to the Exchange Cap set forth in the Certificate of Designations and in the Series A Warrants, issued under the Purchase Agreement, requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal. Although, as described further below, holders of Preferred Shares have the right to vote on an as-converted basis with common stockholders, holders of Preferred Shares are not entitled to vote such shares on Proposal No. 1.

Proposal No. 2: The approval of Proposal No. 2, of an amendment to our Charter to increase the total number of authorized shares of our common stock by 200,000,000 shares, or from 100,000,000 shares to 300,000,000 shares, requires the affirmative approval of the holders of a majority of the shares outstanding and entitled to vote on the proposal. Abstentions will have the same effect as votes against the proposal. Because we have been advised that the proposal constitutes a “routine” matter under applicable rules, your broker, bank or other nominee may generally vote your shares without instructions on this matter, so we do not expect any broker non-votes in connection with the proposal.

13.	What happens if I abstain?

When a stockholder votes by proxy and elects to “abstain” with respect to any proposal, or attends the Special Meeting but decides not to vote, his, her or its shares, the decision not to vote is called an abstention. We will treat abstentions as follows:

•

Proposal No. 1: Abstention shares will be treated as not voting for purposes of determining the outcome on Proposal No. 1, which requires the affirmative approval of the holders of a majority of the votes cast, and thus will have no effect on the outcome of the vote on Proposal No. 1; and

•

Proposal No. 2: Abstention shares will have the same effect as votes “against” Proposal No. 2, which requires the affirmative approval of the holders of a majority of all shares outstanding and entitled to vote on Proposal No. 2.

14.	How do you treat “broker non-votes”?

Broker non-votes occur when shares held by a broker, bank or other nominee for a Beneficial Owner are not voted with respect to a particular proposal because the broker, bank or other nominee (i) does not receive voting instructions from the Beneficial Owner, and (ii) lacks discretionary authority to vote the shares with respect to a particular proposal.

A broker, bank or other nominee is entitled to vote shares held for a Beneficial Owner on “routine” matters, such as Proposal No. 2, without instructions from the Beneficial Owner of those shares, so broker non-votes are

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not expected to occur with respect to Proposal No. 2. However, absent instructions from the Beneficial Owner of those shares, a broker is not entitled to vote shares held for a Beneficial Owner on “non-routine” matters, such as Proposal No. 1, so broker non-votes may occur with respect to Proposal No. 1.

When broker non-votes occur for “non-routine” matters, they will not affect the outcome of the voting on a proposal the passage of which requires the affirmative vote of the holders of a majority of (i) the votes cast or (ii) the votes present in person or represented by proxy and entitled to vote on the proposal at the Special Meeting. When broker non-votes occur for “non-routine” matters, they have the same effect as a vote against a proposal the passage of which requires an affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such proposal.

15.	How will voting on any other matters be conducted?

Although we do not know of any matters to be considered at the Special Meeting other than the proposals described in this Proxy Statement, if any other matters are properly presented at the Special Meeting, your properly submitted proxy gives authority to the proxy holders, Clifford Press and Alfred V. Tobia, Jr., to vote on such matters at their discretion.

16.	Do I have dissenters’ rights of appraisal?

The General Corporate Law of the State of Delaware does not provide dissenters’ rights of appraisal to the Company’s stockholders in connection with Proposal No. 1 or Proposal No. 2.

17.	Who will bear the cost of this solicitation?

We will bear the entire cost of this solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxy solicitation materials to our stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and certain of our regular employees, without additional compensation to those individuals. We have retained Saratoga Proxy Consulting, LLC, a proxy solicitation firm, to perform various solicitation services. We will pay Saratoga Proxy Consulting, LLC a fee of $[                ] plus related expenses in connection with their solicitation services.

18.	I share an address with another stockholder, and we received only one copy of these proxy materials. How may I obtain an additional copy of these proxy materials?

We have adopted a procedure, approved by the Securities and Exchange Commission (“SEC”), called “householding.” Under this procedure, Stockholders of Record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy materials, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and another Stockholder of Record with whom you share an address currently receive multiple copies of the proxy materials, and you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to her at Acacia Research Corporation, 4 Park Plaza, Suite 550, Irvine, California 92614, Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of the proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of the proxy materials and/or will do so in the future.

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If you are a Beneficial Owner, you can request information about householding from your broker, bank or other nominee.

19.	Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days of the Special Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.

20.	Who can answer my questions?

Your vote at the Special Meeting is important, no matter how many or how few shares you own. Please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope or vote by Internet or by telephone as set forth above. If you have any questions, require assistance in submitting a proxy for your shares or would like to request a copy of the proxy materials, please call Saratoga Proxy Consulting, LLC, the firm assisting us in the solicitation of proxies:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379

Banks & Brokers may call: (212) 257-1311

Email: info@saratogaproxy.com

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock and Preferred Shares as of [                    ], by (i) each of our named executive officers, (ii) each of our directors, (iii) all directors and executive officers as a group, and (iv) all persons known to us to beneficially own five percent (5%) or more of our common stock or preferred stock.

There were 50,343,305 shares of our common stock and 350,000 Preferred Shares outstanding as of [                    ].

Beneficial Owner	Common Stock, Restricted Stock and Restricted Stock Units	Shares of Common Stock Issuable Upon Exercise of Options(3)	Amount of Direct Beneficial Ownership of Common Stock	Amount of Indirect Beneficial Ownership of Common Stock	Percent of Class(1)
Named Executive Officers(2):
Clifford Press	531,940	—	531,940	—	1.06%
Alfred V. Tobia, Jr.	531,940	—	531,940	1,200,000	3.44%
Marc W. Booth	110,630	—	110,630	—	*
Clayton J. Haynes(4)	138,548	—	138,548	—	*
Robert B. Stewart, Jr.(5)	52,500	—	52,500	—	*
Edward J. Treska(4)	90,294	—	90,294	—	*
Directors(2):
C. Allen Bradley, Jr.(6)	38,462	—	38,462	—	*
Maureen O’Connell	65,914	—	65,914	—	*
Katharine Wolanyk	65,914	—	65,914	—	*
Isaac T. Kohlberg	—	—	—	—	*
Luis E. Rinaldini	49,888	—	49,888	—	*
Jonathan Sagal	27,682	—	27,682	—	*

All Directors and Executive Officers as a Group (nine persons)	1,422,370	—	1,422,370	1,200,000	5.21%

*	Less than one percent

(1)

The percentage of shares beneficially owned is based on 50,343,305 shares of our common stock outstanding as of [                    ]. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock subject to options that are currently exercisable, or exercisable within 60 days after [                ], are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2)	The address for each of our directors and executive officers is our principal office located at Acacia Research Corporation, 4 Park Plaza, Suite 550, Irvine, California 92614.
(3)	Includes shares of common stock issuable upon exercise of options that are currently exercisable or may become exercisable within 60 days of [ ].
(4)	Ownership as of August 10, 2018, the date of Messrs. Haynes and Treska’s terminations, with respect to “Common Stock, Restricted Stock and Restricted Stock Units.”
(5)	Ownership as of September 7, 2018, the date of Mr. Stewart’s termination with respect to “Common Stock, Restricted Stock and Restricted Stock Units.”
(6)	Ownership as of May 8, 2019, the date of Mr. Bradley’s resignation from the Board.

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	Amount and Nature of Beneficial Ownership of Common Stock						Percent of Class(1)
Beneficial Owner	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Ownership	Total
5% Stockholders:
BlackRock, Inc.(2)	2,539,089	—	2,604,770	—	2,604,770	2,604,770	5.17%
Discerene Group LP(3)	—	2,554,231	—	—	2,554,231	2,554,231	5.07%
Bank of Montreal(4)	2,607,935	10,195	2,790,583	150,111	2,949,747	2,949,747	5.86%
Renaissance Technologies LLC(5)	3,338,800	—	3,338,800	—	3,338,800	3,338,800	6.63%

(1)	The percentage of shares beneficially owned is based on 50,343,305 shares of our common stock outstanding as of [ ]. Beneficial ownership is determined under rules and regulations of the SEC.
(2)

The information reported is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 4, 2019. According to the Schedule 13G/A, the address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.

(3)

The information reported is based solely on a Schedule 13G filed with the SEC by Discerene Group LP on June 18, 2019. Discerene Group LP, Discerene Holdings Inc. and Soo Chuen Tan (collectively, “Discerene”) reported shared voting and dispositive power with respect to 2,554,231 shares. The shares are held by private investment funds (the “Discerene Entities”) for which Discerene Group LP serves as the investment manager. Discerene Holdings Inc. serves as the general partner of Discerene Group LP, and Soo Chuen Tan serves as the President of the general partner of Discerene Group LP. By virtue of these relationships, Discrene may be deemed to have shared voting and dispositive power with respect to the Shares owned directly by the Discerene Entities. According to the Schedule 13G, the address for Discerene is 2777 Summer St. Suite 301, Stamford, Connecticut 06905.

(4)

The information reported is based solely on a Schedule 13G/A filed with the SEC by Bank of Montreal on February 13, 2015. According to the Schedule 13G/A, the address for Bank of Montreal is 1 First Canadian Place, Toronto, Ontario, Canada MSX 1A1. The total for Bank of Montreal includes 8,210 shares held in one or more employee benefit plans where BMO Harris Bank N.A., a subsidiary of Bank of Montreal, as directed trustee, may be viewed as having voting or dispositive authority in certain situations pursuant to SEC and Department of Labor regulations or interpretations.

(5)

The information reported is based solely on a Schedule 13G/A filed with the SEC by Renaissance Technologies LLC on February 13, 2019. According to the Schedule 13G, the address for Renaissance Technologies LLC is 800 Third Ave. New York, NY 10022.

	Amount and Nature of Beneficial Ownership of Preferred Shares							Percent of Class(1)
Beneficial Owner	Sole Voting Power		Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Ownership	Total
5% Stockholders:
Starboard Value(2)	10,063,626	(3)	—	350,000	—	350,000	350,000	100%

(1)	The percentage of shares beneficially owned is based on 350,000 shares of Preferred Shares outstanding as of [ ]. Beneficial ownership is determined under rules and regulations of the SEC.
(2)

These securities are held by various managed accounts and funds to which Starboard Value serves as the investment manager, including, without limitation, Starboard Value and Opportunity Fund LP, Starboard Intermediate Fund, L.P., Starboard Value and Opportunity S LLC, Starboard Value and Opportunity C LP and Starboard Value and Opportunity Master Fund L LP. Starboard Value A LP acts as the general partner of Starboard Value and Opportunity Fund LP and Starboard Intermediate Fund, L.P. Starboard Value also serves as the manager of Starboard Value and Opportunity S LLC. Starboard Value R LP acts as the general partner of Starboard Value and Opportunity C LP. Starboard Value L LP acts as the general partner of Starboard Value and Opportunity Master Fund L LP. Starboard Value R GP LLC acts as the general partner of Starboard R LP and Starboard L GP. Starboard Value GP LLC (“Starboard Value GP”) acts as the

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general partner of Starboard Value. Starboard Principal Co LP (“Principal Co”) acts as a member of Starboard Value GP. Starboard Principal Co GP LLC (“Principal GP”) acts as the general partner of Principal Co. Each of Jeffrey C. Smith and Peter A. Feld acts as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Each of the foregoing disclaims beneficial ownership of these securities except to the extent of its or his pecuniary interest therein.
(3)	Represents the voting power of the Preferred Shares calculated on an as-converted basis, based on a conversion price of $3.65, and subject to the Exchange Cap.

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PROPOSAL NO. 1:

APPROVAL, FOR PURPOSES OF NASDAQ RULES 5635(B) AND 5635(D), AS APPLICABLE, OF (I) THE VOTING OF THE PREFERRED SHARES ON AN AS-CONVERTED BASIS AND (II) THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF OUR COMMON STOCK ISSUABLE IN CONNECTION WITH THE POTENTIAL FUTURE (A) CONVERSION OF PREFERRED SHARES AND (B) EXERCISE OF WARRANTS, IN EACH CASE, WITHOUT GIVING EFFECT TO THE EXCHANGE CAP SET FORTH IN THE CERTIFICATE OF DESIGNATIONS AND IN THE SERIES A WARRANTS, ISSUED PURSUANT TO THE PURCHASE AGREEMENT

We are asking our stockholders to approve the issuance of (i) the voting of the Preferred Shares on an as-converted basis and (ii) the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of Preferred Shares and (B) exercise of Warrants, in each case, without giving effect to the Exchange Cap set forth in the Certificate of Designations and in the Series A Warrants, issued pursuant to the Purchase Agreement, as disclosed in this Proxy Statement and in Appendices A through G to this Proxy Statement.

Please read the Transaction Documents (as defined below) and all of the exhibits and schedules thereto in their entirety, as the discussion below is only a summary.

Background

On November 18, 2019 (the “Initial Closing”), we entered into the Purchase Agreement with Starboard Value and the Buyers in order to have cash immediately available for a strategic investment or acquisition by us pursuant to the terms and conditions of the Purchase Agreement. Upon execution of the Purchase Agreement, we effected each of the following:

•

filed a Certification of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware authorizing the issuance of 350,000 Preferred Shares;

•

issued to the Buyers (i) an aggregate of 350,000 Preferred Shares with an initial conversion price of $3.65 per share, and (ii) Series A Warrants to purchase up to 5,000,000 shares of common stock at an initial exercise price of $3.65 per share, in exchange for a cash payment of $35.0 million (the “Initial Purchase Price”), the proceeds of which were deposited into an escrow account (the “Escrow Account”) to be released upon, among other things, the consummation of an Approved Investment (as defined below);

•

entered into a Registration Rights Agreement with Starboard Value and the Buyers (the “Registration Rights Agreement”), pursuant to which we agreed to provide certain registration rights with respect to the Securities (as defined below) and the shares of common stock issued upon the conversion or exercise of the Securities, as applicable (the “Registrable Securities”); and

•

entered into a Governance Agreement (the “Governance Agreement”) with Starboard Value and certain affiliates of Starboard Value (collectively, “Starboard”), pursuant to which, among other things, the Company (i) appointed Jonathan Sagal as a director of the Company (the “Starboard Appointee”), (ii) granted Starboard the right to recommend two additional directors for appointment to the Board of Directors (the “Additional Appointees”), and (iii) formed a Strategic Committee of the Board of Directors (the “Strategic Committee”), which was tasked with, among other things, sourcing and performing due diligence on potential acquisition targets and intellectual property or other investment opportunities, with the goal of finding one or more Approved Investments.

In addition, if a strategic investment or acquisition by the Company (or a subsidiary of the Company who would guarantee the Company’s obligations under the Notes) has been identified by the Company and Starboard Value (an “Approved Investment”), Starboard Value may purchase and allocate among its affiliates, on one or

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more occasions, senior secured notes (the “Notes” and together with the Preferred Shares and the Warrants, the “Securities”) of the Company in an amount not to exceed an aggregate of $365.0 million. Promptly following the receipt of stockholder approval of each of the proposals in this Proxy Statement (the “Stockholder Approval”), the Company will issue warrants to purchase up to 100,000,000 shares of common stock (the “Series B Warrants”) to the Buyers at an initial exercise price of either (i) $5.25 per share, if exercising by cash payment, or (ii) $3.65 per share, if exercising by cancellation of a portion of the Notes (the “Other Exercise Price”).

Provided that (i) the Company has obtained Stockholder Approval, (ii) one or more Approved Investments has been consummated, and (iii) at least $100.0 million of principal amount of Notes have been issued to Buyers, the Company will have the option to complete one or more rights offerings to its stockholders (a “Stockholder Offering”) of senior secured notes with terms substantially identical to the Notes, in an aggregate principal amount of up to $100.0 million, and warrants to purchase up to 27,397,261 shares of common stock with terms substantially identical to the Series B Warrants. Our Board intends to effect such Stockholder Offerings to stockholders of record on each date that an Approved Investment to be funded by the sale of Notes to Starboard Value is announced. There can be no assurance, however, that the conditions to enabling the Company to effect such offerings will be satisfied or that, if satisfied, the Board will approve such offerings.

The Certificate of Designations and Series A Warrants restrict the ability of any Buyer to receive any shares of common stock upon the conversion of the Preferred Shares and/or exercise of the Series A Warrants to the extent the issuance of such shares of common stock would exceed the aggregate number of shares of common stock which the Company may issue without breaching the Company’s obligations under the rules or regulations of the Nasdaq Stock Market LLC (the “Exchange Cap”). In addition, the Certificate of Designations limits the voting power of the Preferred Shares on an as-converted basis to the Exchange Cap.

The Purchase Agreement, Certificate of Designations, Form of Series A Warrant, Form of Series B Warrant, Form of Note, Registration Rights Agreement and Governance Agreement, set forth in Appendices A through G to this Proxy Statement, are referred to herein as the “Transaction Documents.”

Considerations for Entering into the Purchase Agreement

Prior to entering into the Purchase Agreement, our Board of Directors considered, among other things, the following factors:

•	the current financial and operating condition of the Company and the enhanced liquidity that the Company would receive from issuing the Securities;

•

fairness of the conversion terms with respect to the Preferred Shares and exercise terms with respect to the Warrants, including but not limited to the initial conversion price of the Preferred Shares and the initial exercise price of the Warrants, each of which is greater than the closing price of our common stock as of November 18, 2019 (as reflected on Nasdaq.com);

•	the right of the Company, subject to certain conditions set forth in the Purchase Agreement, to complete one or more Stockholder Offerings to offset dilution to existing stockholders; and

•	the potential value and expertise that Mr. Sagal and any Additional Appointees may bring to our Board of Directors.

After considering each of the foregoing, we believe that the Purchase Agreement and the transactions contemplated thereby, including the issuance of the Securities and the conversion and exercise terms thereof, are fair to our stockholders. In addition, we believe that our partnership with Starboard Value, a leading New York-based investment advisor, and the proceeds from the Purchase Agreement will enable us to pursue investments and/or acquisitions that will further our business strategy.

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Nasdaq Listing Rules 5635(b) and 5635(d)

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power. Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of common stock (which for purposes of this calculation, includes issued and outstanding shares of our voting common stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(b) and 5635(d).

As described below, the Preferred Shares have the right to vote with common stockholders on an as-converted basis on all matters, without regard to limitations on conversion (other than the Exchange Cap). Also, as described more fully below, the conversion ratio of the Preferred Shares and exercise price of the Series A Warrants (absent the Exchange Cap) is based on (i) an initial conversion price of $3.65 per share with respect to the Preferred Shares and (ii) an initial exercise price of $3.65 per share with respect to the Series A Warrants. Each of the foregoing conversion and exercise prices is subject to certain price-based anti-dilution adjustments that may reduce such conversion or exercise price to below the Minimum Price. Therefore, stockholder approval is required before such voting, conversion or exercise can be permitted to result in a 20% Issuance or the acquisition of 20% or more of the Company’s outstanding common stock or voting power. As a result, the Exchange Cap was designed to ensure that, upon the issuance of Preferred Shares and Series A Warrants, the voting power of the Preferred Shares and the shares issued upon conversion of the Preferred Shares and/or exercise of the Series A Warrants cannot be greater than or equal to 20% of the outstanding shares or voting power of common stock prior to the conversion or exercise thereof, as applicable, without stockholder approval.

Reasons for Stockholder Approval

Our Board of Directors believes that Stockholder Approval is desirable for the following reasons:

•

Pursuant to the terms of the Purchase Agreement, if we fail to obtain Stockholder Approval, we will not issue, and Starboard Value will not purchase, the Series B Warrants or the Notes. If Starboard Value does not purchase the Notes, we will lose access to up to $365.0 million in potential funding to pursue Approved Investments.

•

Upon the receipt of Stockholder Approval and the satisfaction of certain other conditions, we will have the right to complete a Stockholder Offering, which will allow our stockholders to purchase notes and warrants with substantially identical term as the Notes and Series B Warrants issued to Starboard Value.

•

After the receipt of Stockholder Approval, we may have access to additional funding if the Warrants are exercised through cash payment of the applicable exercise price without giving effect to the Exchange Cap.

•	If we fail to obtain Stockholder Approval, holders of our Preferred Shares will have certain optional redemption rights, as set forth in the Certificate of Designations.

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Description of the Purchase Agreement

The following is a summary of the terms of the Purchase Agreement. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is attached as Appendix A to this Proxy Statement and incorporated herein by reference. Please read the Purchase Agreement and all of the exhibits and schedules thereto in their entirety as the discussion below is only a summary.

Initial Closing. On November 18, 2019, the date of the Initial Closing, the Company (i) issued and sold 350,000 Preferred Shares, par value $0.001 per share, at a purchase price of $35.0 million, which we refer to as the Initial Purchase Price, or $100 per Preferred Share, and (ii) issued Series A Warrants to purchase up to 5,000,000 shares of common stock, at an exercise price equal to $3.65 per share (subject to certain price-based anti-dilution adjustments). Payment of the Initial Purchase Price by the Buyers was transferred into the Escrow Account, to be released to the Company upon, among other things, (i) the consummation of a suitable investment or acquisition by the Company (an “Investment”), such Investment to be identified and approved by each of the Company and Starboard Value prior to consummation, which we refer to as an Approved Investment, or (ii) with respect to an amount designated to be converted, the election by a Buyer to convert its Preferred Shares into common stock. The Preferred Shares are convertible into shares of common stock at a conversion price of $3.65 per share (subject to certain price-based anti-dilution adjustments).

Series B Warrant Closing. Promptly following the receipt of Stockholder Approval, one or more of Starboard Value’s affiliates will purchase Series B Warrants to purchase up to 100,000,000 shares of common stock at an exercise price (subject to certain price-based anti-dilution adjustments) of either (i) $5.25 per share, if exercising by cash payment, or (ii) $3.65 per share, if exercising by cancellation of a portion of the Notes. The purchase price of the Series B Warrants will be the number of Series B Warrants to be purchased by the applicable Buyer multiplied by $0.046.

Additional Closing. In the event that an Approved Investment has been identified, Starboard Value may elect to purchase and allocate among one or more of its affiliates Notes, in one or more additional closings (each, an “Additional Closing”), in an aggregate principal amount not to exceed the lesser of (i) the amount of the applicable Approved Investment and (ii) $365.0 million, together with any other Notes purchased by Buyers in prior Additional Closings. The Company will deliver written notice to Starboard Value setting forth the date it intends to publicly announce an Approved Investment, which will be at least four business days after the date Starboard Value receives such notice. If Starboard Value or any of its affiliates wish to purchase Notes with respect to such Approved Investment, it will notify the Company of its election to do so and the Additional Closing will occur concurrently with the closing of the applicable Approved Investment.

The Company will (i) unless an affiliate of Starboard Value sits on the Company’s Board of Directors, notify Starboard Value of the prospective Approved Investment at least 30 days prior to entering into any definitive agreements, (ii) allow Starboard Value to sign a confidentiality agreement in order to enable Starboard Value to assist in the due diligence process with respect to the Approved Investment, and (iii) consult with Starboard Value in good faith while conducting due diligence.

Stockholder Offering. Subject to (i) the Company’s stockholders approving Proposals No. 1 and 2, (ii) the consummation of one or more Approved Investments and (iii) at least $100.0 million of principal amount of Notes having been issued to Buyers, the Company will have the option to complete one or more rights offerings to its stockholders, which we refer to as a Stockholder Offering, of senior secured notes with terms substantially identical to the Notes, in an aggregate principal amount of up to $100.0 million, and warrants to purchase up to 27,397,261 shares of common stock with terms substantially identical to the Series B Warrants.

Additional Issuances of Securities. Until the Buyers no longer hold any Preferred Shares or Notes, the Company will not, other than in connection with the sale of securities in a Stockholder Offering, issue any of its or its subsidiaries’ equity or equity equivalent securities unless the Company will have first provided the Buyers with a right to participate in such offering, subject to certain limitations and exceptions.

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Representations and Warranties. The Purchase Agreement contains customary representations and warranties from the Company, on the one hand, and the Buyers, on the other, including representations and warranties by the Company regarding its capitalization, compliance with applicable laws, undisclosed liabilities, affiliate transactions, taxes and litigation. Indemnification. Subject to certain limitations, the Company has also agreed to indemnify each Buyer for (i) any misrepresentation or breach of any representation or warranty made by the Company in the Purchase Agreement and (ii) any breach of any covenant or agreement of the Purchase Agreement.

Covenants. Except as contemplated by the Transaction Documents, the Company will not issue any Preferred Shares or Notes other than to the Buyers. The Company also agreed, subject to limited exceptions, until the second anniversary of the date of the Initial Closing, not, in any manner, to issue or sell any rights, warrants or options to subscribe for or purchase common stock or directly or indirectly convertible into or exchangeable or exercisable for common stock at a price which varies or may vary with the market price of the common stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Certificate of Designations) with respect to the common stock into which any Preferred Shares are convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the common stock into which any Warrant is exercisable. Additionally, the Company agreed, for so long as any Buyer holds any Securities, not to be deemed an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has also agreed to certain covenants regarding its compliance with laws and reimbursements of the Buyers’ fees and expenses.

Stockholder Vote. The Company agreed to file this Proxy Statement within sixty days of the Initial Closing and to use reasonable best efforts to receive the Stockholder Approval within ninety days of the Initial Closing (the “Approval Deadline”). In the event the Stockholder Approval is not received by the Approval Deadline, the holders of the Preferred Shares may require the Company to redeem all or a portion of their outstanding Series A Convertible Preferred Stock at the Holder Optional Redemption Price (as defined in the Certificate of Designations).

Use of Proceeds. The Company expects to use the proceeds from the sale of the Securities to fund strategic investment and acquisition opportunities approved by the Company and Starboard Value.

Description of the Preferred Shares

The following is a summary description of the Preferred Shares. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Certificate of Designations, which is attached as Appendix B to this Proxy Statement and incorporated herein by reference. Please read the Certificate of Designations and all of the exhibits and schedules thereto in their entirety as the discussion below is only a summary.

Number of Shares. 350,000 Preferred Shares were issued to the Buyers at the Initial Closing. The title of the Preferred Shares is Series A Convertible Preferred Stock, par value $0.001 per share.

Ranking. The Preferred Shares rank senior to all of the common stock and any other class or series of capital stock of the Company with respect to rights as to dividends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Company.

Dividend. The initial dividend rate will be 3.0% per annum on $100 per Preferred Share (the “Stated Value”), payable quarterly in arrears. Upon the consummation of an Approved Investment, the dividend rate will increase to 8.0% per annum. The Preferred Shares will also participate on an as-converted basis in any regular or special dividends paid to common stock holders.

Redemption. If the Company does not obtain the Stockholder Approval by February 16, 2020; if the Company does not issue at least $50.0 million aggregate principal amount of the Notes, during the periods of

14

May 15, 2021 through August 15, 2021 and May 15, 2022 through August 15, 2022; and for the period from November 15, 2024 through February 15, 2025, a holder may require the Company to redeem all or a portion of its outstanding Preferred Shares at the Holder Optional Redemption Price (as defined in the Certificate of Designations).

If the Company does not issue at least $50.0 million aggregate principal amount of the Notes, and assuming certain conditions with respect to our common stock have been met, during the period of May 15, 2022 through August 15, 2022, the Company may redeem all of the outstanding Preferred Shares at the Company Optional Redemption Price (as defined in the Certificate of Designations).

Triggering Events. Upon the failure of the Company to maintain effective resale registration statements under the Registration Rights Agreement, the suspension of our common stock from trading on a national securities exchange, a Conversion Failure (as defined in the Certificate of Designations), the failure of the Company to reserve an agreed upon amount of authorized shares of common stock for conversion of the Securities, failure to pay amounts due on the Preferred Shares, certain insolvency events, judgments against the Company in excess of $20.0 million (net of any insurance or indemnity), a default under the Notes or specified provisions of the Purchase Agreement, or if the Company becomes an “investment company” under the 1940 Act, holders of the Preferred Shares may elect to have the Company redeem all or a portion of their Preferred Shares at the Triggering Event Redemption Price (as defined in the Certificate of Designations).

Conversion Rights.

Holders’ Conversion Right. The holders may elect to convert the Preferred Shares into shares of common stock, at the applicable conversion rate (subject to certain adjustments), at any time and from time to time.

The conversion rate is determined by dividing $100 by the conversion price, which is initially $3.65 per share, subject to weighted average price-based anti-dilution adjustments in the event of certain additional issuances of shares of common stock by the Company, as set forth in the Certificate of Designations.

Company’s Conversion Right. At any time on or after November 15, 2025, the Company will have the right to cause all or a portion of the Preferred Shares to be converted into shares of common stock at the applicable conversion rate, if the closing price of the common stock equals or exceeds 190% of the initial conversion price for 30 consecutive trading days, and assuming certain conditions relating to the common stock have been met, including compliance with the Registration Rights Agreement.

Limitations on Conversions. The Company will not convert any Preferred Shares (and any such conversion will be null and void) to the extent that (i) after giving effect to such conversion, such holder together with its affiliates collectively would own in excess of 4.89% of the number of shares of common stock outstanding immediately after giving effect to such conversion, or (ii) unless Proposal No. 1 is approved by our stockholders, the conversion (together with any shares issued upon exercise of the Series A Warrants) would result in the issuance of greater than 19.99% of the number of common stock outstanding as of the date of signing (the “Exchange Cap”).

Voting. The Preferred Shares will have the right to vote with common stockholders on an as-converted basis on all matters, without regard to limitations on conversion other than the Exchange Cap.

Holders of Preferred Shares will also be entitled to a separate class vote with respect to amendments to the Company’s organizational documents that generally have an adverse effect on the Preferred Shares.

Change of Control. Upon consummation of a change of control of the Company, the holders will have the right to require the Company to repurchase the Preferred Shares at an amount equal to the sum of (i) the greater of (A) the Stated Value of the Preferred Shares being redeemed plus accrued and unpaid dividends and late

15

charges and (B) the product of (x) the Stated Value of the Preferred Shares being redeemed plus accrued and unpaid dividends and late charges and (y) the quotient determined by dividing (I) the highest closing sale price of the shares of common stock during the period beginning on the date immediately preceding the public announcement of such change of control and ending on the date of such change of control, by (II) the lowest conversion price in effect during such period, in addition to any and all other amounts due thereunder and (ii) the Make-Whole Amount (as defined in the Certificate of Designations).

Maturity Date. The maturity date of the Preferred Shares is November 15, 2027, subject to extension as described in the Certificate of Designations.

Exchange. From and after the consummation of an Additional Closing, the Preferred Shares may be exchanged for Notes and Series B Warrants without any additional consideration.

Description of the Series A Warrants

The following is a summary description of the Series A Warrants. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Form of Series A Warrant, which is attached as Appendix C to this Proxy Statement and incorporated herein by reference. Please read the Form of Series A Warrant and all of the exhibits and schedules thereto in their entirety as the discussion below is only a summary.

Number of Warrants. The Company issued to the Buyers Series A Warrants to purchase up to 5,000,000 shares at the Initial Closing.

Exercise Price. Each Series A Warrant has an initial exercise price of $3.65 per share, subject to adjustment for stock splits, reverse splits, and similar capital transactions as described in the Series A Warrant.

Term. The Series A Warrants are exercisable commencing from the date of their issuance and will expire on November 15, 2027.

Exercisability. The Series A Warrants may be exercised, in whole or in part, by delivering to the Company a written notice of election to exercise the warrant and delivering to the Company cash payment of the exercise price, in the manner set forth in the Series A Warrants. Each of the exercise price and the number of shares of our common stock issuable upon exercise of the Series A Warrants is subject to (i) adjustment in the event of certain subdivisions and combinations, including by any stock split, stock dividend, recapitalization or otherwise, and (ii) weighted-average, price-based anti-dilution adjustments in the event of certain additional issuances of shares of common stock by the Company, as set forth in the Series A Warrants.

Cashless Exercise. The holder is permitted to effect a cashless exercise of the Series A Warrants (in whole or in part) in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the Series A Warrants. For purposes of Rule 144(d) promulgated under the Securities Act of 1933 (as amended, the “Securities Act”), shares issued pursuant to a cashless exercise will be deemed to have been acquired by the holder, and the holding period of such shares will be deemed to have commenced, on the original issuance date of the Series A Warrants.

Transferability. Subject to applicable laws, the Series A Warrants may be offered for sale, sold, transferred or assigned without our consent.

Rights as a Stockholder. Except as set forth in the Series A Warrants or by virtue of such holders’ ownership of shares of our common stock, the holders of the Series A Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, until they exercise the Series A Warrants.

Limitation on Exercises. The Company will not effect the exercise of any portion of the Series A Warrants (and any such exercise will be null and void) to the extent that (i) after giving effect to such exercise, such holder

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together with its affiliates collectively would own in excess of 4.89% of the number of shares of common stock outstanding immediately after giving effect to such exercise, or (ii) unless this Proposal No. 1 is approved by our stockholders, the exercise (together with any shares issued upon conversion of the Preferred Shares) would result in the issuance of greater than the Exchange Cap.

Purchase Rights. If at any time prior to the expiration of the Series A Warrants the Company grants, issues or sells any purchase rights (including options, convertible securities or rights to purchase stock, warrants, securities or other property) pro rata to the record holders of our common stock, each Series A Warrant holder will be entitled to acquire the aggregate purchase rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon exercise of its Series A Warrant. The holder’s participation in any such purchase right is subject to the beneficial ownership limitations described above; provided, such purchase right to such extent shall be held in abeyance for the benefit of the holder until such time or times as its right thereto would not result in the holder (and its affiliates) exceeding the Maximum Percentage.

Change of Control. Upon consummation of a change of control of the Company, the holders will have the right to require the Company to repurchase the Series A Warrants at an amount equal to the value of the Series A Warrants based on the Black Scholes Value (as defined in the Series A Warrant) of the remaining unexercised portion of the Series A Warrants on the date of such change of control. Also, as a condition to any fundamental transaction, any successor entity must assume the Series A Warrants.

Anti-Dilution. The Series A Warrants contain customary anti-dilution protections upon the issuance of shares of common stock (and securities exercisable or convertible for shares of common stock) at a price (or conversion or exercise price, as applicable) lower than the then-current exercise price of the Series A Warrants.

Description of the Series B Warrants

The following is a summary description of the Series B Warrants. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Form of Series B Warrant, which is attached as Appendix D to this Proxy Statement and incorporated herein by reference. Please read the Form of Series B Warrant and all of the exhibits and schedules thereto in their entirety as the discussion below is only a summary.

Number of Warrants. The Company will issue Series B Warrants to purchase up to 100,000,000 shares promptly after the receipt of Stockholder Approval.

Exercise Price. Each Series B Warrant will have (i) an exercise price of $5.25 per share, if exercising by cash payment, and (ii) an Other Exercise Price of $3.65 per share, if exercising by Note Cancellation (as defined below), in each case, subject to adjustment for stock splits, reverse splits, and similar capital transactions as described in the Series B Warrant.

Term. The Series B Warrants will be exercisable commencing from the date of their issuance and will expire on November 15, 2027.

Exercisability. The Series B Warrants may be exercised, in whole or in part, by (i) delivering to the Company a written notice of election to exercise the warrant, and (ii) either (A) delivering to the Company cash payment of the cash exercise price, in the manner set forth in the Series B Warrants, or (B) notifying the Company that the Series B Warrants are being exercised by cancellation of all or any portion of the principal amount outstanding under the holders’ Notes (a “Note Cancellation”) using the Other Exercise Price. Each of the cash exercise price, Other Exercise Price and the number of shares of our common stock issuable upon exercise of the Series B Warrants is subject to (i) adjustment in the event of certain subdivisions and combinations, including by any stock split, stock dividend, recapitalization or otherwise, and (ii) weighted-average, price-based anti-dilution adjustments in the event of certain additional issuances of shares of common stock by the Company, as set forth in the Series B Warrants.

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Cashless Exercise. The holder is permitted to effect a cashless exercise of the Series B Warrants (in whole or in part) in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the Series B Warrants. For purposes of Rule 144(d) promulgated under the Securities Act, shares issued pursuant to a cashless exercise or upon a Note Cancellation will be deemed to have been acquired by the holder, and the holding period of such shares will be deemed to have commenced, on the original issuance date of the Series B Warrants.

Transferability. Subject to applicable laws, the Series B Warrants may be offered for sale, sold, transferred or assigned without our consent.

Rights as a Stockholder. Except as set forth in the Series B Warrants or by virtue of such holders’ ownership of shares of our common stock, the holders of the Series B Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, until they exercise the Series B Warrants.

Limitation on Exercises. The Company will not effect the exercise of any portion of the Series B Warrants (and any such exercise will be null and void) to the extent that after giving effect to such exercise, such holder together with its affiliates collectively would own in excess of 4.89% of the number of shares of common stock outstanding immediately after giving effect to such exercise.

Purchase Rights. If at any time prior to the expiration of the Series B Warrants the Company grants, issues or sells any purchase rights (including options, convertible securities or rights to purchase stock, warrants, securities or other property) pro rata to the record holders of our common stock, each Series B Warrant holder will be entitled to acquire the aggregate purchase rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon exercise of his or her Series B Warrant. The holder’s participation in any such purchase right is subject to the beneficial ownership limitations described above; provided, such purchase right to such extent shall be held in abeyance for the benefit of the holder until such time or times as its right thereto would not result in the holder (and its affiliates) exceeding the Maximum Percentage.

Change of Control. Upon consummation of a change of control of the Company, the holders will have the right to require the Company to repurchase the Series B Warrants at an amount equal to the value of the Series B Warrants based on the Black Scholes Value (as defined in the Series B Warrant) of the remaining unexercised portion of the Series B Warrants on the date of such change of control. Also, as a condition to any fundamental transaction, any successor entity must assume the Series B Warrants.

Anti-Dilution. The Series B Warrants contain customary anti-dilution protections upon the issuance of shares of common stock (and securities exercisable or convertible for shares of common stock) at a price (or conversion or exercise price, as applicable) lower than the then-current exercise price of the Series B Warrants.

Description of the Notes

The following is a summary description of the Notes. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Form of Note, which is attached as Appendix E to this Proxy Statement and incorporated herein by reference. Please read the Form of Note and all of the exhibits and schedules thereto in their entirety as the discussion below is only a summary.

Maturity. The Notes will mature on November 15, 2027.    Other than as specifically set forth in the Note, the Company may not prepay any portion of the Notes.

Interest. The Notes will bear interest at a rate of 6.0% per annum, payable semiannually in arrears on November 15 and May 15 of each year (the “Interest Rate”). From and after the occurrence and during the continuance of an event of default, the Interest Rate will be increased to 10.0% per annum.

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Ranking. The Notes will be senior secured obligations of the Company and will rank senior to all outstanding and future indebtedness of the Company and certain subsidiaries of the Company (the “Guarantors”) except as set forth in the Notes, and will be secured by a first priority perfected security interest (subject to certain permitted liens) in all of the current and future assets of the Company and the Guarantors. The Notes will be guaranteed by the Guarantors.

Change of Control. Upon consummation of a change of control of the Company, the holders will have the right to require the Company to redeem all or any portion of such holder’s Notes at an amount equal to the sum of (i) the portion of the principal to be redeemed plus accrued and unpaid interest and late charges (the “Redemption Amount”) and (ii) the Make-Whole Amount (as defined in the Notes).

In addition, within ten days before or after the applicable change of control, the Company will have the option to redeem all but not less than all of a holder’s Notes, provided that the Company’s right to redeem (i) only arises in a change of control in which 100% of the equity interests of the Company are purchased for cash, and (ii) is only exercisable if all of the Notes are redeemed.

Optional Redemption. If the Company does not issue at least $50.0 million aggregate principal amount of the Notes, during the periods of May 15, 2021 through August 15, 2021 and May 15, 2022 through August 15, 2022; and for the period from November 15, 2024 through February 15, 2025, a holder may require the Company to redeem all or a portion of their Notes at the Holder Optional Redemption Price (as defined in the Notes).

Cancellation in Connection with Series B Warrant Exercise. The holder may, in accordance with the terms of the Series B Warrants, elect to cancel all or a portion of the principal portion of the Redemption Amount outstanding under such holder’s Notes in payment of the Other Exercise Price to exercise such Series B Warrants; with (i) any accrued and unpaid interest with respect to such principal and (ii) accrued and unpaid late charges.

Covenants. The Notes contain certain covenants, including covenants requiring the Company to comply with limitations on the incurrence of additional indebtedness, liens and a minimum cash and/or marketable securities balance of $50.0 million.

Events of Default. Upon the failure of the Company to maintain effective resale registration statements under the Registration Rights Agreement, the suspension of our common stock from trading on a national securities exchange, the failure of the Company to reserve an agreed upon amount of authorized shares of common stock for exercise of the Series B Warrants, failure to pay amounts due on the Preferred Shares, certain insolvency events, judgments against the Company in excess of $20.0 million (net of any insurance or indemnity), a default under the collateral documents securing the collateral on the Notes or specified provisions of the Purchase Agreement, or if the Company becomes an “investment company” under the 1940 Act, holders of the Notes may elect to have the Company redeem all or a portion of their Notes.

Security. The Notes will be secured with a first priority lien on substantially all of the Company’s assets; provided, the Company is permitted to incur up to $100.0 million of senior borrowings under one or more debt facilities or other financing arrangements.

Description of the Registration Rights Agreement

The following is a summary of the terms of the Registration Rights Agreement. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, which is attached as Appendix F to this Proxy Statement and incorporated herein by reference. Please read the Registration Rights Agreement and all of the exhibits and schedules thereto in their entirety as the discussion below is only a summary.

Registration. The Company will, among other things, prepare and file with the SEC (i) an initial registration statement on Form S-3, or if unavailable, a Form S-1, covering the resale of Registrable Securities then-

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outstanding, and (ii) subsequent registration statements covering the resale of any Registrable Securities to the extent not included in previous registration statements. In addition, upon written notice to the Company by Starboard Value (a “Demand Notice”), the Company will prepare and file with the SEC a registration statement covering the resale of any Preferred Shares, Notes and/or Series B Warrants set forth in such Demand Notice.

Listing of Notes, Series B Warrants and/or Preferred Shares. At any time beginning on November 18, 2020, upon Starboard Value’s request, the Company will use its reasonable best efforts to cause the Preferred Shares, Series B Warrants and/or the Notes to be, as requested by Starboard Value, listed for trading on The Nasdaq Global Select Market or any other eligible market as selected by the Company.

Description of the Governance Agreement

The following is a summary of the terms of the Governance Agreement. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Governance Agreement, which is attached as Appendix G to this Proxy Statement and incorporated herein by reference. Please read the Governance Agreement and all of the exhibits and schedules thereto in their entirety as the discussion below is only a summary.

Board Appointments and Related Agreements. On November 18, 2019, the Company (i) increased the size of our Board of Directors from six to seven members, (ii) appointed Jonathan Sagal as the Starboard Appointee, (iii) granted Starboard the right to recommend two Additional Appointees, (iv) formed the Strategic Committee, which was tasked with, among other things, sourcing and performing due diligence on potential acquisition targets and intellectual property or other investment opportunities, with the goal of finding one or more Approved Investments, (v) appointed Clifford Press, Alfred V. Tobia, Jr. and Jonathan Sagal to the Strategic Committee, with Clifford Press serving as its Chairman, and (vi) appointed Jonathan Sagal to the Nominating and Corporate Governance Committee.

During the period beginning on November 18, 2019 and ending on the earlier of (i) fifteen (15) days prior to the deadline for the submission of stockholder nominations for the Company’s 2020 annual meeting of stockholders pursuant to the Company’s Second Amended and Restated Bylaws, or (ii) April 6, 2020 (such period, as may be extended by Starboard under certain circumstances, the “Governance Period”), the Board will remain at no more than seven directors, provided that the Board may be increased during the period to (a) accommodate the appointment of the Additional Appointees, (b) upon Starboard’s written consent, or (c) if the Company’s stockholders take actions to increase the size of the Board.

During the Governance Period, one or more Starboard partners or senior employees (the “Starboard Observers”) will have the right to attend and participate in meetings of the Strategic Committee and will receive copies of all documents distributed to the Strategic Committee. The Starboard Observers may attend and participate, but not vote, at all meetings of the Strategic Committee during the Governance Period.

If there is a vacancy on the Board during the Governance Period as a result of any of the Starboard Appointee or the Additional Appointees no longer serving on the Board for any reason, then Starboard will be entitled to designate a replacement thereof (each, a “Replacement Director”); provided that at such time certain criteria set forth in the Governance Agreement are satisfied, including that Starboard beneficially own, in the aggregate, at least the lesser of 4.0% of the Company’s then-outstanding common stock (on an as-converted basis, if applicable) and 2,013,732 shares of issued and outstanding common stock (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments).

Governance Provisions. During the Governance Period, Starboard has agreed not to take certain actions with respect to the Company, including but not limited to (i) engaging in any solicitation of proxies or consents with respect to the Company’s securities, (ii) forming or joining a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934), with respect to the Company’s capital stock, (iii),

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depositing any securities of the Company in any voting trust, (iv) seeking or submitting nominations in furtherance of a contested solicitation for the appointment, election or removal of directors of the Company, (v) making any proposal for consideration by stockholders at any annual or special meeting of stockholders of the Company or through any action by written consent, or taking certain actions with respect to any merger, takeover, tender offer, acquisition, recapitalization, restructuring, disposition or other business combination involving the Company, (vi) seeking representation on the Board or removal of any member of the Board, except as permitted in the Governance Agreement, (vii) advising, encouraging, supporting or influencing any person or entity with respect to the voting or disposition of the Company’s securities at any annual or special meeting of stockholders or in connection with any consent solicitation with respect to the appointment, election or removal of directors, except as permitted in the Governance Agreement, or (viii) making any request or submitting any proposal to amend the terms of the Governance Agreement other than through non-public communications with the Company or the Board that would not be reasonably determined to trigger public disclosure obligations for the Company or for Starboard.

Dilutive Impact of this Proposal

The issuance of the shares of our common stock which are the subject of this proposal will result in an increase in the number of shares of common stock outstanding. This will result in a decrease to the respective ownership and voting percentage interests of stockholders prior to such issuance.

Required Vote

Our stockholders may vote “for” or “against” or “abstain” from voting on the following resolution regarding the Purchase Agreement. To be approved, this proposal will require the affirmative vote of a majority of the votes cast on the proposal. If we do not receive the affirmative vote of a majority of the votes cast on the proposal, then holders will be unable to vote, convert or exercise their Preferred Shares or Series A Warrants, as applicable, to the extent the voting or the issuance of shares of common stock pursuant to such conversion or exercise would exceed the Exchange Cap and the Series B Warrants and Notes will not be issued. Based on the foregoing, we ask our stockholders to approve the following resolution at the Special Meeting:

“RESOLVED, that stockholders of Acacia Research Corporation approve (i) the voting of the Preferred Shares on an as-converted basis and (ii) the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of Series A Convertible Preferred Stock and (B) exercise of Warrants, in each case, without giving effect to the Exchange Cap set forth in the Certificate of Designations and in the Series A Warrants, issued pursuant to the Securities Purchase Agreement, dated November 18, 2019, by and among Acacia Research Corporation, Starboard Value LP and the investors listed therein.”

This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes and abstentions will have no effect on this proposal.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in our best interests and the best interests of our stockholders.

Result if this Proposal is Not Approved

If we do not obtain stockholder approval for this proposal, voting and conversions of the Preferred Shares and exercises of the Warrants for shares of our common stock in excess of the Exchange Cap will not be permitted and the Series B Warrants and Notes will not be issued. We would not be permitted to conduct any Stockholder Offerings. Further, under certain circumstances, including but not limited to our failure to obtain stockholder approval for this proposal, the holders of Preferred Shares would have the right to redeem their Preferred Shares at a premium. If we do not obtain stockholder approval for this proposal, we believe that the benefits of the Transaction, including our strategic partnership with Starboard Value, would be materially hindered.

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Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR”, (I) THE VOTING OF THE PREFERRED SHARES ON AN AS-CONVERTED BASIS AND (II) THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF OUR COMMON STOCK ISSUABLE IN CONNECTION WITH THE POTENTIAL FUTURE (A) CONVERSION OF PREFERRED SHARES AND (B) EXERCISE OF WARRANTS, IN EACH CASE, WITHOUT GIVING EFFECT TO THE EXCHANGE CAP SET FORTH IN THE CERTIFICATE OF DESIGNATIONS AND IN THE SERIES A WARRANTS, ISSUED PURSUANT TO THE PURCHASE AGREEMENT, FOR PURPOSES OF NASDAQ RULES 5635(B) AND 5635(D), AS APPLICABLE. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 2:

APPROVAL OF AN AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Our Board of Directors has unanimously approved and recommends that our stockholders approve an amendment to our Charter to increase the number of authorized shares of our common stock from 100,000,000 to 300,000,000. On November 14, 2019, our Board of Directors determined that it is advisable and in our best interests and those of our stockholders to increase our authorized shares, and has voted to recommend that our stockholders adopt an amendment to our Charter effecting the proposed increase.

If our stockholders approve this proposal, we will amend and restate the first sentence of Article IV, Section 1 of our Charter to read as follows:

“The aggregate number of shares of stock which the Corporation shall have authority to issue is three hundred and ten million (310,000,000) shares, of which three hundred million (300,000,000) shares shall be shares of common stock having a par value of $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares shall be shares of preferred stock having a par value of $0.001 per share (the “Preferred Stock”) and issuable in one or more series as hereinafter provided.”

As of [            ], of the 100,000,000 currently authorized shares of our common stock, [            ] shares of our common stock were issued and outstanding and [            ] shares of our common stock were reserved for issuance. Shares reserved for issuance included [            ] shares reserved for issuance upon the exercise of outstanding stock options, [            ] shares reserved for issuance pursuant to outstanding restricted stock units, [            ] shares reserved for issuance pursuant to future grants under the 2013 Acacia Research Corporation Stock Incentive Plan (the “2013 Plan”), [            ] shares reserved for issuance pursuant to future grants under the 2016 Acacia Research Corporation Stock Incentive Plan (the “2016 Plan”) and up to [            ] shares reserved for issuance upon the exercise of outstanding warrants. As a result, as of [            ], we had only [            ] shares of our common stock available for other corporate purposes.

Certificate of Amendment

The material terms of the amendment to our Charter are described above. This summary is qualified in its entirety by reference to the complete text of the Certificate of Amendment to our Charter (the "Certificate of Amendment"). You are urged to read the actual text of the Certificate of Amendment, which is attached as Appendix H to this Proxy Statement and incorporated herein by reference.

Reasons for the Amendment

Our Board of Directors is recommending this increase in the authorized shares of our common stock so that we will have sufficient authorized shares to be issued in connection with the conversion or exercise of the Securities described in the Purchase Agreement. If our stockholders do not approve the proposal, the authorized number of shares of our common stock would remain at 100,000,000 shares and we would be unable to issue sufficient shares upon the conversion or exercise of the Securities. Other than the reservation of shares for issuance (i) upon the exercise or conversion of the Securities, (ii) pursuant to outstanding restricted stock units, (iii) upon the exercise or conversion of outstanding stock options and warrants, and (iv) pursuant to future grants under our 2013 and 2016 Plans, the Board has no other immediate plans, understandings, agreements, or commitments to issue shares of our common stock for any purposes. See Proposal No. 1, above, for more information regarding the conversion and exercise of the Securities issued under the Purchase Agreement.

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We could also use the additional shares of common stock to prudently manage our business affairs. For example, the additional authorized shares would be available to: raise capital through the sale of our common stock or securities convertible into or exchangeable for shares of our common stock; attract and retain employees through the issuance of additional securities under our equity compensation plans; refinance or restructure our current or future borrowings (if any) through the issuance of shares of our common stock or securities exercisable or convertible into shares of our common stock; acquire other businesses, assets or services in exchange for shares of our common stock; and pursue other transactions and corporate purposes, as determined by our Board of Directors from time to time to be necessary or desirable.

In considering the number of authorized shares of common stock our Board of Directors is requesting the stockholders approve, it took into account various factors, including (i) the number of shares that need to be reserved for conversion or exercise, as applicable, of the Securities contemplated to be issued under the Purchase Agreement, including without limitation, the Preferred Shares, the Series A Warrants, the Series B Warrants, and the shares underlying warrants to be issued in connection with any Stockholder Offering consummated by the Company, (ii) the number of shares issuable upon exercise of all stock options and other equity awards outstanding, (iii) any shares that the Company may request to be included in equity incentive plans that may be implemented in the future, subject to required stockholder approval, and (iv) the number of shares authorized for future issuance under any employee stock purchase plan(s).

In addition, under the Purchase Agreement, the Company is required to reserve 130% of the maximum number of shares of common stock issuable upon conversion or exercise, as applicable, of all Securities (assuming that the Securities are convertible or exercisable, as applicable, at the conversion or exercise price thereunder and without regard to any limitations on the conversion or exercise of such Securities set forth therein with respect to any particular holders thereof).

Our Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to our Charter to increase the authorized number of shares of our common stock is not prompted by any specific effort or takeover threat currently perceived by management.

Rights of Additional Authorized Shares

Any authorized shares of our common stock, if and when issued, would be part of our existing class of our common stock and would have the same rights and privileges as the shares of our common stock currently outstanding. Our stockholders do not have preemptive rights with respect to our common stock, nor do they have cumulative voting rights. Accordingly, should we issue additional shares of our common stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then-outstanding common stock would be reduced.

Potential Effects of Amendment

The proposed amendment could, under certain circumstances, have an anti-takeover effect, although that is not our intention with this proposal. For example, in the event of a hostile attempt to take control of the Company, it may be possible for us to impede the attempt by issuing shares of our common stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of the Company. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for our stockholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The ability of our Board of Directors to sell shares of common stock in this manner without further stockholder approval would be subject to the Nasdaq Listing Rules, which generally require stockholder approval for a transaction other than a public offering that results in a 20% Issuance. However, as of the date of this Proxy Statement, our Board of Directors is not aware of any attempt to take control of us, and our Board of Directors has not presented this proposal with the intention that it be utilized as an anti-takeover mechanism.

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Stockholders should also consider that they will have no subscription, preferential or preemptive rights with respect to additional shares of common stock proposed to be authorized for issuance, and thus any future issuance of common stock may dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not otherwise maintain their percentage interest. Further, if current stockholders of the Company do not purchase any shares to maintain their respective percentage interests, their voting power will be diluted.

Effectiveness of Amendment and Board of Director’s Reservation of Right

If the proposed amendment is approved and adopted by the stockholders at the Special Meeting, it will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. If this proposal is approved by the stockholders, our Board of Directors will have the authority, in its sole discretion and without further action by stockholders, to increase the authorized shares of common stock from 100,000,000 to 300,000,000 at any time within twelve months from the Special Meeting. Our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with filing the amendment to our Charter if, at any time prior to filing thereof, our Board of Directors, in its sole discretion, determines that it is no longer advisable or in our best interests. The amendment to our Charter is subject to revision for such changes as may be required by the Secretary of State of the State of Delaware and any other changes consistent with this proposal that we may deem necessary or appropriate.

Required Vote

To be approved, this proposal will require the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on the proposal. This proposal is considered a routine matter under applicable rules, so broker non-votes are not expected to occur with respect to this proposal. Abstentions will have the same effect as votes against the proposal.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in our best interests and the best interests of our stockholders.

Result if this Proposal is Not Approved

If we do not obtain stockholder approval for this proposal, conversions of the Preferred Shares and exercises of the Warrants for shares of our common stock in excess of our authorized shares will not be permitted. We would not be able to issue the Series B Warrants or the Notes and we believe that the benefits of the Transaction, including our strategic partnership with Starboard Value, would be materially hindered.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK BY 200,000,000 SHARES, OR FROM 100,000,000 SHARES TO 300,000,000 SHARES. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors is not aware of any matters, other than those described in this Proxy Statement, which may be presented for consideration at the Special Meeting. Should any other matters requiring a vote of the stockholders be properly presented at the Special Meeting, or any adjournment or postponement thereof, the persons named in the accompanying proxy card will have the discretionary authority to vote with respect to such matters in accordance with their best judgment.

Stockholder Proposals

A stockholder wishing to submit a proposal for inclusion in the proxy statement for a special meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, should send such written proposal to the Corporate Secretary of the Company within a reasonable time before the solicitation of proxies for such meeting. There is no guarantee that any proposal submitted by a stockholder will be included in this Proxy Statement.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to Maureen O’Connell, Chairman, Acacia Research Corporation, c/o Jennifer Graff, Corporate Secretary, 4 Park Plaza, Suite 550, Irvine, California 92614. Our Corporate Secretary will act as agent for the Chairman in facilitating such direct communications to the Board in accordance with our Policy Statement on Corporate Communications to Investors and Media. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Special Meeting in person, you are urged to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope or to vote by Internet or by telephone as further described in this Proxy Statement.

By Order of the Board of Directors,

Jennifer Graff

Corporate Secretary

Irvine, California

[                ]

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Appendix A

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 18, 2019, by and among Acacia Research Corporation, a Delaware corporation, with headquarters located at 120 Newport Center Drive, Newport Beach, California 92660 (the “Company”), Starboard Value LP (the “Designee”) and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. The Company has authorized a new series of (i) convertible preferred stock of the Company designated as Series A Convertible Preferred Stock (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Preferred Shares”), the terms of which are set forth in the certificate of designation for the Preferred Shares in the form attached hereto as Exhibit A (the “Certificate of Designations”), which Preferred Shares shall be convertible into the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Certificate of Designations (as converted, collectively, the “Conversion Shares”), (ii) senior secured notes of the Company, in the form attached hereto as Exhibit B (the “Notes”), (iii) warrants, in the form attached hereto as Exhibit C-1 (the “Series A Warrants”), which Series A Warrants shall be exercisable into shares of Common Stock (as exercised, collectively, the “Series A Warrant Shares”) and (iv) warrants, in the form attached hereto as Exhibit C-2 (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”), which Series B Warrants shall be exercisable into shares of Common Stock (as exercised, collectively, the “Series B Warrant Shares”, and together with the Series A Warrant Shares, the “Warrant Shares”).

C. Each Buyer wishes to purchase, and the Company wishes to sell at the Initial Closing (as defined below), upon the terms and conditions stated in this Agreement, (i) that aggregate number of Preferred Shares set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate number for all Buyers shall be 350,000) and (ii) Series A Warrants representing the right to acquire that number of shares of Common Stock (which aggregate number for all Buyers shall be Series A Warrants to initially purchase 5,000,000 Series A Warrant Shares) set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers.

D. Each Buyer wishes to purchase, and the Company wishes to sell at the Series B Warrant Closing (as defined below), upon the terms and conditions stated in this Agreement, Series B Warrants representing the right to acquire that number of shares of Common Stock (which aggregate number for all Buyers shall be Series B Warrants to initially purchase 100,000,000 Series B Warrant Shares) allocated in such amounts among the Buyers and/or its Affiliates as designated by the Designee.

E. Subject to the terms and conditions set forth in this Agreement, the Designee may, in its sole and absolute discretion, elect to purchase and allocate among one or more of its Affiliates (as such term is defined in Rule 405 of the 1933 Act), and the Company will then sell at one or more Additional Closing(s) (as defined below), Notes upon the terms and conditions stated in this Agreement.

F. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration

Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

G. The Notes will be guaranteed (the “Guarantees”) by certain direct and indirect Subsidiaries (as defined in Section 3(a)) of the Company, currently formed or formed in the future (the “Guarantors”), as evidenced by a guarantee agreement, in the form attached hereto as Exhibit E (as amended or modified from time to time in accordance with its terms, the “Guarantee Agreement”), and will rank senior to all outstanding and future Indebtedness (as defined in the form of Notes) of the Company and the Guarantors except as set forth in the Notes, and will be secured by a first priority perfected security interest (subject to Permitted Liens under and as defined in the Notes) in all of the current and future assets of the Company and the Guarantors, as evidenced by a pledge and security agreement, in the form attached hereto as Exhibit F, (as amended or modified from time to time in accordance with its terms, the “Security Agreement”).

H. The Preferred Shares, the Conversion Shares, the Notes, the Guarantees, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1. PURCHASE AND SALE OF PREFERRED SHARES, NOTES AND WARRANTS.

(a) Purchase of Preferred Shares, Notes and Warrants.

(i) Initial Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below as provided therein, the Company shall sell and issue to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Initial Closing Date (as defined below) (i) the number of Preferred Shares as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers and (ii) Series A Warrants to initially acquire up to that number of Series A Warrant Shares as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers (the “Initial Closing”).

(ii) Series B Warrant Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(b) and 7(b) below as provided therein, the Company shall sell and issue to each Buyer and/or any Affiliate of any such Buyer designated by the Designee, in its sole and absolute discretion, each of which shall then become a “Buyer” hereunder pursuant to Section 9(g), and each such Buyer severally, but not jointly, agrees to purchase from the Company on the Series B Warrant Closing Date (as defined below) Series B Warrants to initially acquire up to an aggregate of 100,000,000 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the date hereof). The Designee shall, in its sole and absolute discretion, determine how to allocate the Series B Warrants to be purchased at the Series B Warrant Closing among one or more of its Affiliates, each of which shall then become a “Buyer” hereunder pursuant to Section 9(g), as long as the aggregate amount of Series B Warrants shall not exceed the right to acquire 100,000,000 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the date hereof) (the “Series B Warrant Closing”).

(iii) Additional Closing. In the event an Investment (as defined in the form of Notes) by the Company or any wholly-owned Subsidiary of the Company that is a Guarantor has been identified by the Company and the Designee that will be funded, in whole or in part, through the purchase of Notes pursuant to the terms and conditions set forth in this Agreement (such Investment, an “Approved Investment”), the Designee may, in its sole and absolute discretion, elect to purchase and allocate among one or more of its Affiliates, each of which shall then become a “Buyer” hereunder pursuant to Section 9(g), subject to the satisfaction (or waiver) of the conditions set forth in Section 7(c) below, on one or more occasions (each an “Additional Closing” and together with the Initial Closing and the Series B Warrant Closing, each a “Closing”), and the Company will then be required to issue and sell to such Buyer, subject to the satisfaction (or waiver) of the conditions set forth in Section 6(c) below, on one or more Additional Closing Date(s) (as defined below), Notes in an aggregate principal amount as is requested by the Designee, which principal amount for all Buyers in any Additional Closings shall not exceed the lower of (x) the amount of the applicable Approved Investment and (y) $365,000,000, together with any other Notes purchased by Buyers prior to the applicable date of determination (the lesser of (x) and (y), the “Maximum Amount”). The Designee shall, in its sole and absolute discretion, determine how to allocate the principal amount of Notes to be purchased at any Additional Closing among one or more of its Affiliates, each of which shall then become a “Buyer” hereunder pursuant to Section 9(g), as long as the aggregate principal amount of such Notes shall not exceed the Maximum Amount. In the process of identifying an Approved Investment, the Company shall (i) unless an Affiliate of the Designee then serves as a director or observer on the Company’s Board of Directors (the “Board”), notify the Designee in writing of a prospective Approved Investment at least thirty (30) days prior to entering into definitive agreements with respect to such Approved Investment, (ii) offer the Designee or any of its Affiliates to sign a confidentiality agreement in a form and substance that is reasonably acceptable to such parties in order to enable the Designee or any of its Affiliates to assist in the due diligence process of the Company with respect to such Approved Investment and (iii) consult with the Designee in good faith while conducting due diligence with respect to such Approved Investment. The Company shall cooperate with the Designee in good faith in electing whether to propose any potential investment to the Designee to be an Approved Investment. In addition to potential investments proposed as Approved Investments, the Company shall be required to present to the Designee any Investment that, alone or in a series of related transactions, exceeds $100,000,000, such that the Designee shall have the right to designate any such Investment as an Approved Investment (notwithstanding anything to the contrary in the definition thereof).

(b) Closing Date.

(i) Initial Closing Date. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 8:00 a.m., New York City time, on the date hereof (or such other date and time as is mutually agreed to in writing (including, for these purposes, by electronic mail) by the Company and each Buyer) after notice of satisfaction (or waiver) of the conditions to the Initial Closing set forth in Sections 6(a) and 7(a) below as provided therein at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The location of the Initial Closing may be undertaken remotely by electronic transfer of Closing documentation upon mutual agreement among the Company and the Buyers.

(ii) Series B Warrant Closing Date. The date and time of the Series B Warrant Closing (the “Series B Warrant Closing Date”) shall be a date and time promptly following the date that the Company obtains Stockholder Approval (as defined below), but, in any event, no later than five (5) Business Days following the date the Company obtains Stockholder Approval (or such other date and time as is mutually agreed to in writing (including, for these purposes, by electronic mail) by the Company and each Buyer) after notice of satisfaction (or waiver) of the conditions to the Series B Warrant Closing set forth in Sections 6(b) and 7(b) below as provided therein at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The location of the Series B Warrant Closing may be undertaken remotely by electronic transfer of Closing documentation upon mutual agreement among the Company and the Buyers. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(iii) Additional Closing Date. The date and time of any Additional Closing (an “Additional Closing Date” and collectively with the Initial Closing Date and the Series B Warrant Closing Date, each a “Closing Date”) shall be 8:00 a.m., New York City time, on the date specified in any Additional Closing Notice (as defined below) (or such other date and time as is mutually agreed to in writing (including, for these purposes, by electronic mail) by the Company and the Designee) after notification of satisfaction (or waiver) of the conditions to such Additional Closing set forth in Sections 6(c) and 7(c) below. The Company shall deliver a written notice to the Designee setting forth the date it intends to publicly announce an Approved Investment, which announcement date shall at least be four (4) Business Days (as defined below) from the date the Designee receives such notice. If the Designee elects, in its sole and absolute discretion, to cause one or more of its Affiliates, each of which shall then become a “Buyer” hereunder pursuant to Section 9(g), to purchase Notes, such Buyer shall deliver a written notice (the “Additional Closing Notice”) to the Company prior to the public announcement by the Company of the applicable Approved Investment indicating (1) the aggregate principal amount of Notes such Buyer has elected to purchase which shall not exceed the Maximum Amount and (2) the date of such Additional Closing, which shall occur concurrently with the closing of the applicable Approved Investment. The location of any Additional Closing shall be at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The location of each Additional Closing may be undertaken remotely by electronic transfer of Closing documentation upon mutual agreement among the Company and the Buyers.

(c) Purchase Price. The aggregate purchase price for the Preferred Shares and the Series A Warrants to be purchased by each Buyer at the Initial Closing (the “Initial Purchase Price”) shall be the amount set forth opposite each Buyer’s name in column (5) of the Schedule of Buyers (less any amounts withheld pursuant to Section 4(g)). The aggregate purchase price for the Series B Warrants to be purchased by each Buyer at the Series B Warrant Closing (the “Series B Warrant Purchase Price”) shall be the product of the number of Series B Warrants to be purchased by such Buyer and $0.046 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the date hereof) (less any amounts withheld pursuant to Section 4(g)). The aggregate purchase price for the Notes to be purchased by each Buyer at an Additional Closing (the “Additional Purchase Price”, and together with the Initial Purchase Price and the Series B Warrant Purchase Price, the “Purchase Price”) shall be the amount set forth in the applicable Additional Closing Notice (less any amounts withheld pursuant to Section 4(g)). Each Buyer shall pay (x) $100 for each Preferred Share and related Series A Warrant, (y) $100 for each $100 of principal amount of Notes and (z) $0.046 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the date hereof) for each Series B Warrant, in each case, to be purchased by such Buyer at the applicable Closing. The Buyers and the Company mutually agree to treat the Preferred Shares as Common Stock of the Company for U.S. federal income tax purposes. All Preferred Shares and Initial Purchase Prices set forth in this Agreement shall be adjusted as appropriate for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Preferred Shares occurring after the date hereof.

(d) Form of Payment. On the Initial Closing Date, (i) the Designee shall cause each Buyer to pay its respective Initial Purchase Price (less any amounts withheld pursuant to Section 4(g)) for the Preferred Shares and the Series A Warrants to be sold to such Buyer at the Initial Closing by wire transfer of immediately available funds to the Escrow Account (as defined in Section 4(u)(i)) in accordance with the wire instructions as set forth in the Escrow Agreement (as defined in Section 4(u)(i)) and (ii) the Company shall (x) issue to each Buyer in book-entry form such number of applicable Preferred Shares and deliver to Buyer a copy from the Company’s books and records evidencing such issuance and (y) issue and deliver to each Buyer the Series A Warrants (allocated in such amounts as set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers attached hereto), in each case, which such Buyer is then purchasing hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee. On the Series B Warrant Closing Date, (i) each Buyer shall pay its respective Series B Warrant Purchase Price (less any amounts withheld pursuant to Section 4(g)) to the Company for the Series B Warrants to be issued and sold to such Buyer at the Series B Warrant Closing by wire transfer of immediately available funds in accordance with the Company’s written wire instructions on Company letterhead signed by an authorized representative of the Company and (ii) the Company shall issue and delivery to each Buyer the Series B Warrants (allocated in such amounts as designated by the Designee), which such Buyer is then purchasing hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee. On each Additional Closing Date, (i) each Buyer shall pay its respective Additional Purchase Price (less any amounts withheld pursuant to Section 4(g)) to the Company for the Notes to be issued and sold to such Buyer at such Additional Closing by wire transfer of immediately available funds in accordance with the Company’s written wire instructions on Company letterhead signed by an authorized representative of the Company and (ii) the Company shall deliver to each Buyer the Notes (allocated in the principal amounts as such Buyer shall request), which such Buyer is then purchasing hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2. BUYER’S REPRESENTATIONS AND WARRANTIES. Each applicable Buyer, severally and not jointly, represents and warrants with respect to only itself that, as of the date hereof and as of each applicable Closing Date:

(a) Organization and Qualification. Such Buyer is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. Such Buyer is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect. As used in this Agreement, “Buyer Material Adverse Effect” means any effect, change, event or occurrence that would prevent or materially delay, interfere with, hinder or impair (i) the consummation by such Buyer of any of the transactions contemplated hereby on a timely basis or (ii) the material compliance by such Buyer with its obligations under the Transaction Documents (as defined in Section 3(b)).

(b) Consents. Other than any filing required to be made pursuant to Sections 13 and/or Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), such Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person (as defined below) in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which such Buyer is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Initial Closing Date, or shall timely be made thereafter, and such Buyer is unaware of any facts or circumstances that might prevent such Buyer from obtaining or effecting any of the consent, registration, application or filings pursuant to the preceding sentence.

(c) Sufficient Funds. At the applicable Closing, such Buyer will have immediately available funds necessary to consummate the purchase of the applicable Securities and pay to the Company the applicable Purchase Price for such Securities, as contemplated by Section 1(c).

(d) No Public Sale or Distribution. Such Buyer is (i) acquiring the Preferred Shares, the Series A Warrants, the Notes, if any, and the Series B Warrants, if any, and (ii) upon exercise of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Warrant Shares, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(e) Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. Such Buyer (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment with respect to the Preferred Shares, Warrants and Notes and (ii) can bear the economic risk of (A) an investment in the Securities indefinitely and

(B) a total loss in respect of such investment. As of the date hereof and the Initial Closing Date, such Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and such Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act).

(f) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(g) Information. Such Buyer and its advisors, if any, have been furnished with or had access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(h) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i) Authorization; Validity; Enforcement. Such Buyer has the requisite power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement. The execution and delivery of this Agreement and the Registration Rights Agreement by such Buyer and the consummation by such Buyer of the transactions contemplated hereby and thereby have been duly authorized by such Buyer. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j) General Solicitation. To such Buyer’s knowledge, neither the Company nor any other Person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(k) Brokers; Finders. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisors or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the transactions contemplated by the Transaction Documents based upon arrangements made by or on behalf of such Buyer.

(l) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and rules and regulations) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such violations, conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(m) No Other Company Representations or Warranties. The Buyer acknowledges and agrees that neither the Company nor any of its Subsidiaries makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3. In connection with the due diligence investigation of the Company by such Buyer and its representatives, such Buyer and its representatives have received and may continue to receive from the Company and its representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information containing such information, regarding the Company and its Subsidiaries and their respective businesses and operations. Such Buyer hereby acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which such Buyer is familiar, that such Buyer is making its own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to such Buyer (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), and that except for the representations and warranties made by the Company in Section 3 and in any certificate or other Transaction Document delivered by the Company in connection with this Agreement, such Buyer will have no claim against the Company or any of its Subsidiaries, or any of their respective representatives, with respect thereto.

(n) No Additional Agreements. No Buyer has any agreement or understanding with the Company or any of its Subsidiaries with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of each Closing Date, except as contemplated by the Transaction Agreements or disclosed in all reports, schedules, forms, statements and other documents required to be filed and so filed by it with, or furnished by it to, the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed or furnished prior to such Closing Date, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”) other than any risk factor disclosures in any such SEC Document contained in the “Risk Factors” section or any forward-looking statements within the meaning of the 1933 Act or the 1934 Act:

(a) Organization and Qualification. Each of the Company and each of its “Subsidiaries” (which for purposes of this Agreement means any joint venture or entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on or affecting (i) the business, properties, assets, liabilities, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, taken as a whole, or (ii) on the Company’s ability to consummate any of the transactions contemplated hereby or on the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or (iii) on the authority or ability of the Company to perform its obligations under the Transaction Documents. The Company has no Subsidiaries except as set forth on Schedule 3(a) other than any Subsidiaries that, collectively, had total revenues for each of the year ended December 31, 2018 and the nine months ended September 30, 2019 that were less than 1% of the consolidated revenues of the Company and its Subsidiaries and total assets as of each of December 31, 2018 and as of the date hereof and as of each Closing Date that were less than 1% of the consolidated assets of the Company and its Subsidiaries; provided, that, with respect to clause (i), none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (A) changes in the patent assertion industry in which the Company or its Subsidiaries operate; (B) changes in the general economic or business conditions within the U.S. or other jurisdictions; (C) general changes in the economy or securities, credit, financial or other capital markets of the U.S. or any other region outside of the U.S. (including changes generally in prevailing interest rates, currency exchange rates, credit markets and price levels or trading volumes); (D) earthquakes, fires, floods, hurricanes, tornadoes or similar catastrophes or acts of god or weather conditions, (E) political conditions, including acts of terrorism, war, sabotage, national or international calamity, military action or any other similar event or any change, escalation or worsening thereof after the date hereof; (F) any change in GAAP (as defined in Section 3(l)) or any change in laws (or interpretation or enforcement thereof); and (G) the execution of this Agreement or the public disclosure of this Agreement or the transactions contemplated hereby; provided that a material adverse effect described in any of the foregoing clauses (A) through (F) may be taken into account to the extent the Company and its Subsidiaries are disproportionately affected thereby relative to other similarly-sized companies in the patent assertion industry in which the Company and its Subsidiaries operate.

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Certificate of Designations, the Notes, the Warrants, the Registration Rights Agreement, the Escrow Agreement, the Transfer Agent Instructions (as defined in Section 5(b)), the Security Documents (as defined below), the Governance Agreement in the form attached hereto as Exhibit H (the “Governance Agreement”), any Joinder Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Preferred Shares, the Notes and the Warrants, and the reservation for issuance and the issuance of the Conversion Shares issuable pursuant to the terms of the Certificate of Designations, and the reservation for issuance and issuance of Warrant Shares issuable upon exercise of the Warrants have been duly authorized by the Board. The Certificate of Designations has been filed with the Secretary of the State of Delaware and is in full force and effect, enforceable against the Company in accordance with its terms and has not been amended. This Agreement and the other Transaction Documents applicable to such Closing have been (or will be, upon execution) duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. Each of the Guarantors party to any of the Transaction Documents has the requisite power and authority to enter into and perform its obligations under such Transaction Documents. The execution and delivery by the Guarantors party to any of the Transaction Documents of such Transaction Documents and the consummation by such Guarantors of the transactions contemplated thereby have been duly authorized by such Guarantors’ respective boards of directors (or other applicable governing body). The Transaction Documents to which any of the Guarantors are parties have been duly executed and delivered by such Guarantors, and constitute the legal, valid and binding obligations of such Guarantors, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. For purposes of this Agreement, the term “Security Documents” means the Guarantee Agreement, the Security Agreement, the Perfection Certificate, any account control agreement, any and all financing statements, fixture filings, security agreements, pledges, assignments, mortgages, deeds of trust, opinions of counsel, and all other documents requested by the Collateral Agent (as defined in Section 4(t)) to create, perfect, and continue perfected or to better perfect the Collateral Agent’s security interest in and liens on all of the assets of the Company and each of the Guarantors (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), and in order to fully consummate all of the transactions contemplated hereby and under the other Transaction Documents.

(c) Issuance of Securities. The issuance of the Preferred Shares, the Notes, the Guarantees and the Warrants are duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, shall be validly issued and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof and the Preferred Shares shall be fully paid and nonassessable with the holders thereof being entitled to the rights and preferences set forth in the Certificate of Designations. As of the Initial Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds the sum of (i) 130% of the initial number of Conversion Shares issuable upon conversion of the Preferred Shares (assuming for purposes hereof, that the Preferred Shares are convertible at the Conversion Rate (as defined in the Certificate of Designations) and without taking into account any limitations on the conversion of the Preferred Shares set forth in the Certificate of Designations) and (ii) 130% of the initial number of Series A Warrant Shares issued and issuable upon exercise of the Series A Warrants and without taking into account any limitations on the exercise of the Series A Warrants set forth in the Series A Warrants. As of the Series B Warrant Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance, with respect to the Series B Warrants, which equals or exceeds 130% of the initial number of Series B Warrant Shares issued and issuable upon exercise of the Series B Warrants and without taking into account any limitations on the exercise of the Series B Warrants set forth in the Series B Warrants. As of the date hereof, there are 49,656,695 shares of Common Stock authorized and unissued. Upon issuance in accordance with the Certificate of Designations and exercise of the Warrants in accordance with the Warrants, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Company and the Guarantors of the Securities is exempt from registration under the 1933 Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and any of the Guarantors parties to any of the Transaction Documents and the consummation by the Company and any of the Guarantors of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares, the Notes, the Guarantees and the Warrants and reservation for issuance and subsequent issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined in Section 3(u)) or Bylaws (as defined in Section 3(u)), any memorandum of association, certificate of incorporation, certificate of formation, bylaws, any certificate of designations or other constituent documents of the Company or any of the Guarantors, any capital stock of the Company or any of the Guarantors or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of the Guarantors is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Select Market (the “Principal Market”)) applicable to the Company or any of the Guarantors or by which any property or asset of the Company or any of the Guarantors is bound or affected, other than, in the cases of the foregoing clauses (ii) and (iii), such conflicts, defaults or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) Consents. Neither the Company nor any of the Guarantors is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any Federal or state regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, except for the following consents, authorizations, orders, filings and registrations (none of which is required to be filed or obtained before the Initial Closing): (i) the filing of appropriate UCC financing statements with the appropriate states and other authorities pursuant to the Security Documents, (ii) the filing with the SEC of a Form D and one or more registration statements in accordance with the requirements of the Registration Rights Agreement and any filings as may be required by state securities agencies, (iii) the Stockholder Approval (as defined below) and (iv) such consents, authorizations, orders, filings and registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All consents, authorizations, orders, filings and registrations which the Company or any of the Guarantors is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Initial Closing Date (or in the case of the filings detailed above, will be made timely after the Closing Date), and the Company and the Guarantors are unaware of any facts or circumstances that might prevent the Company or any of the Guarantors from obtaining or effecting any consent, registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or Affiliates, nor, to the knowledge of the Company, any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against any liability, loss or expense (including, without limitation, attorney’s fees and other out-of-pocket expenses) arising in connection with such claim. As used in this Agreement, “knowledge of the Company” means the Company’s knowledge based on its reasonable due diligence.

(h) Brokers; Finders. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisors or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the transactions contemplated by the Transaction Documents based upon arrangements made by or on behalf of such the Company.

(i) No Integrated Offering. Neither the Company, nor any of its Subsidiaries, nor, to the knowledge of the Company, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require the approval of the stockholders of the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market.

(j) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable pursuant to terms of the Certificate of Designations will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares pursuant to the terms of the Certificate of Designations in accordance with this Agreement, the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(k) Application of Takeover Protections; Rights Agreement. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, interested stockholder, poison pill (including any distribution under a rights agreement (including, without limitation, Section 203 of the Delaware General Corporation Law and that certain Tax Benefits Preservation Plan dated as of March 16, 2019 by and between the Company and Computershare Trust Company, N.A., as rights agent, as amended (the “Plan”))) or other similar anti-takeover provision under the Certificate of Incorporation or other organizational documents or the laws of the state of Delaware which is or could reasonably be expected to become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. Except as set forth in Article X of the Certificate of Incorporation and pursuant to the Plan, the Company has not adopted any other stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(l) SEC Documents; Financial Statements. Except as disclosed in Schedule 3(l), during the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to such Closing Date, as applicable, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto at the time of the applicable filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied during the periods involved (“GAAP”) (except (i) as may be otherwise indicated in such financial statements or the notes thereto, (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements or (iii) as otherwise permitted by Regulation S-X and the other rules and regulations of the SEC) and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(m) Absence of Certain Changes. Except as disclosed in Schedule 3(m), since December 31, 2018, there has not been any Material Adverse Effect or any event, change or occurrence that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy insolvency, reorganization, receivership, liquidation or winding up nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the applicable Closing, will not be Insolvent (as defined below). For purposes of this Section 3(m), “Insolvent” means, with respect to any Person, (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(n) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(o) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any certificate of designations of any outstanding series of preferred stock of the Company (if any), its Certificate of Incorporation or Bylaws or their organizational charter or memorandum of association or certificate of incorporation or articles of association or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. During the two (2) years prior to the date hereof, the Common Stock has been designated for quotation on the Principal Market. During the two (2) years prior to the date hereof, (i) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (ii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(p) Compliance with Anti-Money Laundering Laws. To the knowledge of the Company, the operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws, rules and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the United States Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the United States Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), as amended, as well as the implementing rules and regulations promulgated thereunder, and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or self-regulatory body (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(q) No Conflicts with Sanctions Laws. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, employee, agent, Affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries or Affiliates is, or is directly or indirectly owned or controlled by, a Person that is currently the subject or the target of any sanctions administered or enforced by the

U.S. government including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “Specially Designated National” or on the “Sectoral Sanctions Identifications List” (collectively, “Blocked Persons”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority (collectively, “Sanctions Laws”); neither the Company, any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, employee, agent, Affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries or Affiliates, is located, organized or resident in a country or territory that is the subject or target of a comprehensive embargo or Sanctions Laws prohibiting trade with the country or territory, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); the Company maintains in effect and enforces policies and procedures designed to ensure compliance by the Company and its Subsidiaries with applicable Sanctions Laws; none of the Company, any of its Subsidiaries, or, to the knowledge of the Company, any director, officer, employee, agent, Affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries or Affiliates, acting in any capacity in connection with the operations of the Company, conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any applicable Sanctions Laws; no action of the Company or any of its Subsidiaries in connection with (i) the execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) the issuance and sale of the Securities, or (iii) the direct or indirect use of proceeds from the Securities or the consummation of any other transaction contemplated hereby or by the other Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any Subsidiary, joint venture partner or other person or entity, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions Laws, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions Laws. For the past five (5) years, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions Laws or with any Sanctioned Country.

(r) Anti-Bribery. Neither the Company nor any of the Subsidiaries has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock. Neither the Company, nor any of its Subsidiaries or Affiliates, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, or any of its Subsidiaries or Affiliates, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, to any employee or agent of a private entity with which the Company does or seeks to do business or to foreign or domestic political parties or campaigns, (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the U.K. Bribery Act 2010, or any other similar law of any other jurisdiction in which the Company operates its business, including, in each case, the rules and regulations thereunder (the “Anti-Bribery Laws”), (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage or (v) otherwise made any offer, bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment; the Company and each of its respective Subsidiaries has instituted and has maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the laws referred to in (iii) above and with this representation and warranty; none of the Company, nor any of its Subsidiaries or Affiliates will directly or indirectly use the proceeds of the Securities or lend, contribute or otherwise make available such proceeds to any subsidiary, Affiliate, joint venture partner or other person or entity for the purpose of financing or facilitating any activity that would violate the laws and regulations referred to in (iii) above; there are, and have been, no allegations, investigations or inquiries with regard to a potential violation of any Anti-Bribery Laws by the Company, its Subsidiaries or Affiliates, or, to the knowledge of the Company, any of their respective current or former directors, officers, employees, stockholders, representatives or agents, or other persons acting or purporting to act on their behalf.

(s) Sarbanes-Oxley Act. The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(t) Transactions With Affiliates. Except as set forth on Schedule 3(t), none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, employee, trustee or partner, in each case that would require disclosure in an SEC filing made by the Company (if such filing were being made on the date hereof) pursuant to Item 404 of Regulation S-K under the 1934 Act.

(u) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof, 50,343,305 shares are issued and outstanding, 5,119,992 shares are reserved for issuance pursuant to the Company’s stock incentive plans and no shares are reserved for issuance pursuant to securities (other than the aforementioned options, the Preferred Shares and the Series A Warrants) exercisable or exchangeable for, or convertible into, Common Stock; (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, none of which are issued and outstanding as of the date hereof and (iii) there are 47,874,035 shares of Common Stock held by non-Affiliates of the Company. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. The Company has outstanding equity awards to employees with respect to 1,803,069 shares of Common Stock. Except as disclosed in Schedule 3(u): (i) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished or made available to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for shares of Common Stock and the material rights of the holders thereof in respect thereto.

(v) Indebtedness and Other Contracts. Except as disclosed in Schedule 3(v), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Schedule 3(v) provides a detailed description of the material terms of any such outstanding Indebtedness.

(w) Absence of Litigation. Except with respect to any matters related to Intellectual Property Rights (as defined below) that occur in the ordinary course of the Company’s business as a purchaser, seller and enforcer of Intellectual Property Rights, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(w). The matters set forth in Schedule 3(w) would not reasonably be expected to have a Material Adverse Effect.

(x) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(y) Employee Benefits. The Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company and each Subsidiary would have any material liability; the Company and each Subsidiary has not incurred and does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; and each “pension plan” for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(z) Employee Relations.

(i) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their respective employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer or other key employee of the Company or any of its Subsidiaries, to the knowledge of the Company or any of its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(ii) The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(iii) To the knowledge of the Company and its Subsidiaries, (i) no allegations of sexual harassment have been made against any employee of the Company or any of its Subsidiaries, and (ii) none of the Company or its Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment or misconduct by an employee of the Company or any of its Subsidiaries.

(aa) Title. Except with respect to any Intellectual Property Rights that occur in the ordinary course of the Company’s business as a purchaser, seller and enforcer of Intellectual Property Rights, the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except for Permitted Liens. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries. For purposes of this Agreement, “Intellectual Property Rights” means all intellectual property and proprietary rights, including all (i) trademarks, trade names, service marks, service names, domain names, and other designations of origin, together with all goodwill associated therewith, (ii) original works of authorship and copyrights, (iii) patents and patent applications, together with all divisionals, continuations, continuations-in-part, reissues and reexaminations thereof, including all rights to file applications for patent, (iv) trade secrets, know-how and other confidential information and (v) inventions, licenses, approvals and governmental authorizations.

(bb) Intentionally Omitted.

(cc) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval except where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(dd) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(ee) Investment Company Status. Neither the Company nor any Subsidiary is an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, in each case as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(ff) Tax Status. The Company and each of its Subsidiaries (i) has timely and properly made or filed all U.S. federal, state and foreign income and all other tax returns, reports and declarations (including, without limitation, any information return and any required schedules or attachments thereto) required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings and for which adequate reserves have been established, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.

(gg) Internal Accounting and Disclosure Controls. The Company has established and maintains disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the 1934 Act) in accordance with Rule 13a-15 under the 1934 Act in all material respects. During the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries, in each case which has not been subsequently remediated.

(hh) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(ii) Ranking of Notes. Except as set forth in Schedule 3(ii), no Indebtedness of the Company or any of its Subsidiaries is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(jj) Eligibility for Registration. The Company is eligible to register the Conversion Shares and the Warrant Shares for resale by the Buyers using Form S-3 promulgated under the 1933 Act.

(kk) Intentionally Omitted.

(ll) Intentionally Omitted.

(mm) U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, has ever been, and so long as any Securities are held by any of the Buyers, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code and the Company and each Subsidiary shall so certify upon any Buyer’s request.

(nn) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its

Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(oo) No Additional Agreements. Neither the Company nor any of its Subsidiaries has any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(pp) Disclosure. All written disclosure provided to the Buyers regarding the Company, or any of its Subsidiaries, their businesses and the transactions contemplated hereby, including the disclosure schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(qq) Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) of the 1933 Act.

(rr) Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ss) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(tt) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any Affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(uu) Intentionally Omitted.

(vv) Cash Balance. As of the date hereof and immediately prior to the Initial Closing, the Company has at least $160.0 million in cash.

(ww) No Other Buyer Representations and Warranties. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4. COVENANTS.

(a) Reasonable Best Efforts. Each party shall use its reasonable best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b) Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following each Closing Date.

(c) Intentionally Omitted.

(d) Use of Proceeds. The Company intends to use the proceeds from the sale of the Securities for one or more Approved Investment(s).

(e) Intentionally Omitted.

(f) Intentionally Omitted.

(g) Fees. The Company shall reimburse each Buyer or its designee(s) (in addition to any other expense amounts paid to any Buyer or its counsel prior to the date of this Agreement) for all reasonable and documented costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents, due diligence and fifty percent (50%) of any fees payable by such Buyer or any of its designees with respect to any necessary filings, approvals and/or clearances under the HSR Act (as defined below) in connection therewith), which amount may be withheld by each Buyer from such Buyer’s Purchase Price for any Securities purchased at the Initial Closing or the applicable Additional Closing to the extent not previously reimbursed by the Company, which aggregate amount shall not exceed $650,000 without the prior approval of the Company. In addition, the Company shall pay to each Buyer purchasing Notes in the first Additional Closing occurring hereunder, an upfront fee in an amount equal to such Buyer’s pro rata portion, calculated based on the total Additional Purchase Prices paid by all such Buyers in such Additional Closing, of 1.25% of the maximum of $365,000,000 principal amount of Notes issuable under this Agreement, which amount may be withheld by each such Buyer from such Buyer’s Additional Purchase Price for the Notes purchased at the first Additional Closing occurring hereunder to the extent not previously paid by the Company. The Company shall be responsible for the payment of any placement agent’s fees or commissions, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions or other amounts payable to the Escrow Agent. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers. As used herein, “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.

(h) Transfer or Resale; Pledge of Securities. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel selected by such Buyer, in a form reasonably satisfactory to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (“Rule 144” and “Rule 144A”, respectively); (ii) any sale of the Securities made in reliance on Rule 144 or Rule 144A may be made only in accordance with the terms of Rule 144 or Rule 144A and further, if Rule 144 or Rule 144A is not applicable, any resale of the Securities under circumstances in which the seller (or the Person) through whom the sale is made may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that an Investor and its pledgee shall be required to comply with the provisions of this Section 4(h) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation, at Investor’s sole expense, as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(i) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the first Business Day after this Agreement has been executed, the Company shall issue a press release and file a Current Report on Form 8-K, in each case, reasonably acceptable to the Buyers, describing the terms of the transactions contemplated by the Transaction Documents, in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules and exhibits to this Agreement), the form of Certificate of Designations, the form of Notes, the form of the Warrant, the Registration Rights Agreement, the Governance Agreement and the Security Documents as exhibits to such filing (including all attachments), the “8-K Filing”). Except as required pursuant to the Transaction Documents, the Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, Affiliates, employees and agents, not to, provide any Buyer that at the applicable time of determination does not have an Affiliate who serves on the Board, with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Buyer. Subject to the foregoing, neither the Company nor any of, its Subsidiaries shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the prior express written consent of each Buyer; provided, however, that the Company shall be entitled, without such prior approval of each Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and press release contemplated by this Section 4(i) and contemporaneously therewith and (ii) as is required by applicable law, regulation or any Eligible Market on which the Company’s securities are then listed or quoted (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Except for the Registration Statement required to be filed pursuant to the Registration Rights Agreement, without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or Affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.

(j) Additional Securities; Variable Securities. Except as contemplated by the Transaction Documents, so long as any Buyer beneficially owns any Securities, the Company will not issue any Preferred Shares or Notes other than to the Buyers as contemplated hereby. Except as contemplated by the Transaction Documents, until the second anniversary of the date of the Initial Closing, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Certificate of Designations) with respect to the Common Stock into which any Preferred Shares are convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable.

(k) Stockholders Offering.

(i) Provided that (x) the Company has obtained Stockholder Approval, (y) one or more Approved Investments have been consummated and (z) not less than $100,000,000 principal amount of Notes have been issued to the Buyers, the Company shall have the right, but not the obligation, to complete one or more offerings (each, a “Stockholders Offering”) of (x) senior secured notes on terms substantially identical in all respects to the terms of the Notes, except for such changes to the terms as are agreed upon between the Company and the Designee, in an aggregate principal amount not to exceed $100,000,000 (collectively, the “Stockholders Notes”) and warrants to purchase up to 27,397,261 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the date hereof), on terms substantially identical in all respects to the terms of the Series B Warrants (including, without limitation, a Maximum Percentage (as defined in the Series B Warrants) not to exceed 4.89%), except for such terms agreed upon by the Company and the Designee (collectively, the “Stockholders Warrants” and together with the Stockholders Notes, the “Stockholders Securities”), to the Eligible Stockholders (as defined below). To be eligible to participate in a Stockholders Offering, a stockholder must be a holder of Common Stock as of the record date for the applicable Stockholders Offering, which shall be determined by the Board and approved by the Designee (the “Record Date”) (collectively, the “Eligible Stockholders”). The purchase price of (x) the Stockholders Notes to be issued in a Stockholders Offering shall be equal to the principal amount of such Stockholders Notes, and (y) the Stockholders Warrants to be issued in a Stockholders Offerings shall be $0.046 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the date hereof) per Stockholders Warrant. The Stockholders Notes and Stockholders Warrants shall only be offered in a Stockholders Offering together. The amount of Stockholders Warrants to be offered and sold to each Participating Stockholders (as defined below) in a Stockholders Offering shall equal the quotient obtained by dividing the principal amount of the Stockholder Notes offered and issued, by the Other Exercise Price (as defined in the Series B Warrants). For the sake of clarity, nothing in this Section 4(k) shall in any way require the Company to issue any Stockholders Securities; provided, that if the Company elects to issue Stockholders Securities, it shall be required to follow the provisions set forth in this Section 4(k).

(ii) If the Company undertakes a Stockholders Offering, all Eligible Stockholders (including the Buyers) may elect to participate therein (the Eligible Stockholders who elect to participate, the “Participating Stockholders”) so long as the Participating Stockholders are eligible to participate in the Stockholders Offering in accordance with the rules and regulations of the SEC generally applicable to offers and sales of securities in this manner and of this type. Notwithstanding the foregoing, (x) the Participating Stockholders must be eligible to receive the Stockholders Securities without jeopardizing the exemption from the registration requirement of the 1933 Act relied upon by the Company to issue any Securities pursuant to the Transaction Documents and without imposing any stockholder approval requirement (other than the Stockholder Approval with respect to the Securities) pursuant to the rules and regulations of the Principal Market or other then applicable Eligible Market and (y) any agreement entered into by the Company and the Participating Stockholders in connection with the issuance of any Stockholders Securities to such Participating Stockholders as contemplated by this Section 4(k) shall not have the effect of impairing the rights granted to the Buyers in this Agreement or any of the other Transaction Documents or otherwise conflicts with the provisions hereof or thereof; provided, that the Stockholders Notes shall be secured on a pari passu to the Notes and the issuance of the Stockholders Notes as additional Indebtedness of the Company and the grant of a pari passu security interest in the Stockholders Notes shall not be deemed to impair the rights granted to the Buyers pursuant to this Agreement. To the extent required, the Company and the Collateral Agent will enter into an intercreditor agreement relating to the Notes and the Stockholders Notes reasonably acceptable to the Designee.

(iii) The Company shall allocate purchase rights for the Participating Stockholders on a pro rata basis, which allocation shall be determined in accordance with the Participating Stockholder’s percentage ownership in the Company as of the Record Date. Each Participating Stockholder who exercises all of its rights pursuant to the immediately preceding sentence will be entitled, on a pro rata basis, to subscribe for additional Stockholders Securities to the extent that other Participating Stockholders do not exercise all of their respective rights pursuant to the immediately preceding sentence in full, but only up to fifty percent (50%) of the number of Stockholders Securities purchased by such Participating Stockholder pursuant to the immediately preceding sentence. For the avoidance of doubt, a new Record Date may be (but is not required to be) established for each Stockholders Offering.

(iv) For the avoidance of doubt, (x) an Approved Investment solely requires the written approval from the Company and the Designee, but not from any Participating Stockholder in such capacity and (y) any Stockholders Securities offered in the Stockholders Offering and not purchased by the Participating Stockholders pursuant to the terms set forth in this Section 4(k) shall not be offered again by the Company to any Person.

(v) For the sake of clarity, nothing in this Section 4(k) shall restrict or limit the Company’s ability to raise additional funds through the issuance of equity or debt securities other than Stockholders Securities.

(l) Intentionally Omitted.

(m) Intentionally Omitted.

(n) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, including, without limitation, FCPA and other applicable Anti-Bribery Laws, OFAC regulations and other applicable Sanctions Laws, and Anti-Money Laundering Laws.

(i) Neither the Company, nor any of its Subsidiaries or Affiliates, directors, officers, employees, representatives or agents shall:

(a) conduct any business or engage in any transaction or dealing with or for the benefit of any Blocked Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Blocked Person;

(b) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to the applicable Sanctions Laws;

(c) use any of the proceeds of the transactions contemplated by this Agreement to finance, promote or otherwise support in any manner any illegal activity, including, without limitation, any Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws; or

(d) violate, attempt to violate, or engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, any of the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws.

(ii) The Company shall maintain in effect and enforce policies and procedures designed to ensure compliance by the Company and its Subsidiaries and their directors, officers, employees, agents representatives and Affiliates with the Sanctions Laws and Anti-Bribery Laws.

(iii) The Company will promptly notify the Buyers in writing if any of the Company, or any of its Subsidiaries or Affiliates, directors, officers, employees, representatives or agents, shall become a Blocked Person, or become directly or indirectly owned or controlled by a Blocked Person.

(iv) The Company shall provide such information and documentation as the Buyers or any of their Affiliates may require to satisfy compliance with the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws.

(v) The covenants set forth above shall be ongoing. The Company shall promptly notify the Buyers in writing should it become aware (a) of any changes to these covenants, or (b) if it cannot comply with the covenants set forth herein. The Company shall also promptly notify the Buyers in writing should they become aware of an investigation, litigation or regulatory action relating to an alleged or potential violation of the Anti-Money Laundering Laws, Sanctions Laws, and Anti-Bribery Laws.

(o) Additional Issuances of Securities.

(i) For purposes of this Section 4(o), the following definitions shall apply.

(1) “Approved Stock Plan” means any employee benefit plan which has been approved by the Board, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

(2) “Common Stock Equivalents” means, collectively, Options and Convertible Securities.

(3) “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

(4) “Excluded Securities” means any shares of Common Stock issued or issuable: (A) under any Approved Stock Plan; (B) pursuant to the terms of the Certificate of Designations or upon the exercise of the Warrants; provided that the terms of Warrants or the Certificate of Designations, as applicable, are not amended, modified or changed on or after the date hereof to increase the number of shares issued or issuable pursuant to such securities (other than in connection with stock splits or combinations) or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities; and (C) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the date hereof, provided that the terms of such Options or Convertible Securities, as applicable, are not amended, modified or changed on or after the date hereof to increase the number of shares issued or issuable pursuant to such securities (other than in connection with stock splits or combinations) or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities.

(5) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(ii) Intentionally Omitted.

(iii) From the date hereof until the Buyers no longer hold any Preferred Shares or Notes, the Company shall not, (other than the issuance and sale of the Stockholders Securities to the Participating Stockholders pursuant to Section 4(k)) (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) unless the Company shall have first complied with this Section 4(o)(iii). Each Buyer may assign all or any portion of its right of participation set forth in this Section 4(o) to one or more of its Affiliates in accordance with Section 9(g). For the avoidance of doubt, this Section 4(o) shall terminate upon the date that none of the Preferred Shares and Notes remain outstanding.

(1) The Company shall deliver to each Buyer a written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers (or at such Buyer’s discretion, any of such Buyer’s Affiliates) at least fifty percent (50%) of the Offered Securities multiplied by a fraction, the numerator of which is the sum of the Redemption Amount (as defined in the Notes) of the Notes and the Conversion Amount (as defined in the Certificate of Designations) of the Preferred Shares outstanding as of the applicable date requiring determination and the denominator of which is the sum of the Redemption Amounts of all Notes and the Conversion Amounts of all Preferred Shares issued by the Company on or prior to the applicable date requiring determination, allocated among the Buyers (or their Affiliates at such Buyer’s sole discretion), allocated among such Buyers (a) based on such Buyer’s pro rata portion of the aggregate principal amount of Notes purchased hereunder (the “Basic Amount”), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until the Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(2) To accept an Offer, in whole or in part, such Buyer (or its Affiliates) must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary. Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Buyers a new Offer Notice and the Offer Period shall expire on the tenth (10th) Business Day after such Buyer’s receipt of such new Offer Notice.

(3) The Company shall have ten (10) Business Days from the expiration of the Offer Period above to (i) offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the “Refused Securities”) pursuant to a definitive agreement (the “Subsequent Placement Agreement”) but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer

Notice and (ii) publicly announce (a) the execution of such Subsequent Placement Agreement, and (b) (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto or (z) confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned and that the Buyers are not be in possession of material, nonpublic information.

(4) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(o)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(iii)(1) above.

(5) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(o)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(6) Intentionally omitted.

(7) The Company and the Buyers agree that if any Buyer elects to participate in the Offer, the Buyers shall be entitled to the same registration rights provided to other investors in such Subsequent Placement.

(8) Notwithstanding anything to the contrary in this Section 4(o) and unless otherwise agreed to by the Buyers, (i) the Company may determine to abandon a transaction with respect to the Subsequent Placement, including the Subsequent Placement, and (ii) the Company shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material, nonpublic information, by the twentieth (20th) Business Day following delivery of the Offer Notice. If by the twentieth (20th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, nonpublic information with respect to the Company. Should the Company again decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 4(o)(iii). The Company shall not be permitted to deliver more than one such Offer Notice to the Buyers in any 30 day period.

(iv) Notwithstanding anything to the contrary, the restrictions contained in subsection (iii) of this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities.

(p) Intentionally Omitted.

(q) Stockholder Approval. By no later than sixty (60) calendar days after the Initial Closing Date, the Company shall file with the SEC a definitive proxy statement, in the form which has been previously reviewed by the Buyers and Schulte Roth & Zabel LLP, at the expense of the Company, for a special meeting of holders of Common Stock (the “Stockholder Meeting”), soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions providing for: (i) the Company’s issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market without giving effect to any limitation on conversions of the Preferred Shares or exercises of the Warrants, including the Exchange Cap (as defined in each of the Certificate of Designations and the Series A Warrants) and (ii) an amendment to the Certificate of Incorporation to increase the number of the authorized shares of Common Stock by not less than 200,000,000 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the date hereof) (such affirmative approvals being referred to herein collectively as the “Stockholder Approval”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions in connection with the Stockholder Approval, including, without limitation, by (x) causing the Board to unanimously recommend to the stockholders of the Company that they approve such resolutions, (y) using reasonable best efforts to cause its officers and directors who hold shares of Common Stock to be present at the Stockholder Meeting for quorum purposes (including by proxy) and (z) using reasonable best efforts to cause such officers and directors to vote their respective shares of Common Stock in accordance with the Board’s recommendation. The Stockholder Meeting shall be promptly called and held not later than ninety (90) calendar days after the Initial Closing Date (the “Stockholder Meeting Deadline”). The Company shall be obligated to use its reasonable best efforts to obtain the Stockholder Approval by the Stockholder Meeting Deadline.

(r) FAST Compliance. While any Securities are outstanding, the Company shall maintain a transfer agent that participates in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program.

(s) Notice of Disqualification Events. The Company shall notify the Buyers in writing, prior to any Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(t) Collateral Agent.

(i) Each Buyer hereby (a) appoints Starboard Value Intermediate Fund LP as the collateral agent hereunder and under the Security Documents (in such capacity, the “Collateral Agent”), and (b) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer’s behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or pursuant to any Security Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof or the Security Documents except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents.

(ii) The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

(iii) The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the Notes and the Security Documents at any time by giving at least ten (10) Business Days prior written notice to the Company and each holder of Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment as provided below. Upon any such notice of resignation, the holders of a majority of the outstanding principal amount of Notes shall appoint a successor Collateral Agent. Upon the acceptance of the appointment as Collateral Agent, such successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement, the Notes and the Security Agreement. After any Collateral Agent’s resignation hereunder, the provisions of this Section 4(t) shall inure to its benefit. If a successor Collateral Agent shall not have been so appointed within said ten (10) Business Day period, the retiring Collateral Agent shall then appoint a successor Collateral Agent who shall serve until such time, if any, as the holders of a majority of the outstanding principal amount of Notes appoints a successor Collateral Agent as provided above.

(iv) The Company hereby covenants and agrees to take all actions as promptly as practicable reasonably requested by either the holders of a majority of the outstanding principal amount of Notes or the Collateral Agent (or its successor), from time to time pursuant to the terms of this Section 4(t), to secure a successor Collateral Agent satisfactory to such requesting part(y)(ies), in their sole discretion, including, without limitation, by paying all fees of such successor Collateral Agent, by having the Company agree to indemnify any successor Collateral Agent and by each of the Company executing a collateral agency agreement or similar agreement and/or any amendment to the Security Documents reasonably requested or required by the successor Collateral Agent.

(u) Escrow Account.

(i) General. The Company shall establish and maintain an interest-bearing deposit account for the Buyers (the “Escrow Account”) at Citibank, N.A. (or such other bank as mutually agreed to in writing by the Company and the Designee, the “Escrow Agent”), in accordance with that certain escrow agreement by and among the Designee, the Company and the Escrow Agent, in the form attached hereto as Exhibit I (the “Escrow Agreement”). The Company hereby represents that it has no, and hereby covenants and agrees that from and after the date hereof it shall not have any, legal, equitable or contractual rights to any portion of the Escrowed Amount (as defined below) other than those contractual rights specifically set forth in this Section 4(u) and in the Escrow Agreement.

(ii) Definitions. For purposes of this Section 4(u), the following definitions shall apply:

(1) “Control Account Release Amount” means, with respect to any given Escrow Account Release Event, such amount of cash as specified in the applicable clause of the definition of “Escrow Account Release Event”.

(2) “Escrow Account Release Event” means, as applicable:

(a) with respect to any Escrowed Amount then remaining in the Escrow Account, the consummation of an Approved Investment;

(b) with respect to any Escrowed Amount designated to be converted in such Buyer’s Conversion Notice (as defined in the Certificate of Designations), the Company’s receipt of both (A) such Conversion Notice hereunder executed by such Buyer in which all, or any part, of the Principal to be converted includes any Escrowed Amount and (B) written confirmation by such Buyer that the Conversion Shares issued pursuant to such Conversion Notice have been properly delivered in accordance with Section 5(c) of the Certificate of Designations (in each case, as adjusted, if applicable, to reflect the withdrawal of any Conversion Notice, in whole or in part, by such Holder, pursuant to the terms of the Certificate of Designations); and

(c) with respect to any cash amount elected by such Buyer, the Company’s receipt of a written notice by the Holder electing to effect a voluntary release of cash with respect to any Escrowed Amount to the Company.

(3) “Escrowed Amount” means, as of any given date, the cash amounts held in the Escrow Account.

(iii) Escrow Account Release. Upon the occurrence of any Escrow Account Release Event, each Buyer shall, as soon as commercially practicable, but in no event later than two (2) Trading Days thereafter, deliver to the Escrow Agent a written notice (with a copy to the Company) to release the applicable Escrow Account Release Amount from the Escrow Account and instruct the Escrow Agent to deposit such Escrow Account Release Amount into the bank account of the Company specified in the Escrow Agreement (each, an “Escrow Account Release”).

(iv) Cash Payment Obligations. Notwithstanding anything herein to the contrary, any redemption or other cash payment obligation of the Company that has then become due under the Certificate of Designations (each, a “Cash Payment Obligation”) due to such Buyer, may be satisfied from the cash deposited in the Escrow Account, to the extent there is cash available in the Escrow Account. The Company shall pay to such Buyer any Cash Payment Obligation that cannot be satisfied from the cash deposited in the Escrow Account in accordance with the applicable provisions of the applicable Transaction Document giving rise to such Cash Payment Obligation. The Company hereby irrevocably consents to such Buyers’ delivery of an instruction letter to the Escrow Agent to release to such Buyer cash deposited in the Escrow Account, in each case, in an amount not to exceed any Cash Payment Obligation. For the avoidance of doubt, in no event shall the available Escrowed Amount in the Escrow Account limit the Company’s Cash Payment Obligation to any Buyer.

(v) Breach of Escrow Agreement. If the Escrow Agent breaches any covenant or other term or condition of such the Escrow Agreement or otherwise fails to promptly comply with the instructions of a Buyer in connection with the cash deposited by such Buyer in the Escrow Account, such Buyer may, at its option, withdraw such cash from the Escrow Account and hold such cash until such time as (x) the Company and such Buyer have agreed upon a replacement of the Escrow Agent and (y) an escrow agreement similar in form and substance to the Escrow Agreement that is acceptable to such Buyer shall have been duly executed and delivered by the Company, the Designee and the replacement of the Escrow Agent and a new escrow account shall have been opened. Notwithstanding anything herein to the contrary, if the Company or any of its Subsidiaries receives any of the cash deposited in an Escrow Account in breach of any Escrow Agreement (or receives notice from any Buyer that an amount was wired to the Company from the Escrow Account without the proper authorization of any Buyer), the Company shall promptly cause such amounts to be returned to the Escrow Account.

(vi) Transfers. In the event a Buyer transfers all or any portion of its Preferred Shares, upon such Buyer’s request, the Company shall be required to cooperate with such Buyer and such transferee of such Preferred Shares to set up an escrow account for the benefit of such transferee substantially similar to the form and substance of the Escrow Account and transfer the portion of the Escrow Amount deposited in the Escrow Account equal to the Stated Value (as defined in the Certificate of Designations) of the Preferred Shares being transferred. In the event a Buyer does not elect to request an additional escrow account, such transferee of such Preferred Shares will have the right of the portion of the Escrowed Amount equal to the Stated Value of the Preferred Shares being transferred. The provisions of this Section 4(u) shall apply to such transferee and the Initial Purchase Price so transferred, as if such transferee was a “Buyer” hereunder and had purchased the Preferred Shares being transferred pursuant to this Agreement on the Initial Closing Date and such new escrow account shall function with respect to such transferee as the Escrow Account functions with respect to the Buyers hereunder. The provisions of this Section 4(u)(vi) shall apply to successive transfers of the Preferred Shares.

(v) No Conflict. The Company shall not, and shall cause the Guarantors not to, amend the Certificate of Incorporation, the Bylaws or any similar organizational documents of any Guarantor or amend or enter into any agreement or take any other action that could reasonably be expected to cause the performance of the Transaction Documents by the Company or any Guarantor (including, without limitation, the issuance of the Preferred Shares, the Notes, the Guarantees and the Warrants and reservation for issuance and issuance of the Conversion Shares and the Warrant Shares as contemplated by such Transaction Documents, including, without limitation, the form of Notes and form of Series B Warrants attached hereto even if no Notes or Series B Warrants have been issued as of the applicable date of determination) to (i) result in a violation of the Certificate of Incorporation or Bylaws, any memorandum of association, certificate of incorporation, certificate of formation, bylaws, any certificate of designations or other constituent documents of the Company or any of the Guarantors or any amendment thereto, any capital stock of the Company or any of the Guarantors or the articles of association or bylaws of the Company or any of the Guarantors or any amendment thereto or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of the Guarantors is, or shall become, a party, or (iii) to cause the Company and/or the Guarantors to be in breach of Section 10(a) or Section 10(d) of the form of Notes immediately prior to the issuance of any Notes pursuant to the terms hereof. In the event the Company does not receive the Stockholder Approval by the Stockholder Meeting Deadline, and the Company is otherwise in material compliance with the terms and conditions of Section 4(q) hereto, this Section 4(v) shall terminate and be of no further effect.

(w) Closing Documents. On or prior to seven (7) calendar days after each Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Schulte Roth & Zabel LLP a complete closing set of the executed Transaction Documents, Securities and any other documents required to be delivered to any party pursuant to Section 7 hereof or otherwise.

(x) Legends. Until such time as the resale of the Securities have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates or other instruments or book-entry accounts representing the Preferred Shares, the Notes and the Warrants and the stock certificates or any global certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS ELIGIBLE TO BE SOLD OR SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue to the holder of such Securities by electronic delivery at (x) if eligible and requested by the holder, the applicable balance account at DTC, and

(y) on the books of the Company or its transfer agent, if in the case of each of (x) and (y) (i) such Securities are registered for resale under the 1933 Act, or (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Securities are, or can be, sold, assigned or transferred pursuant to Rule 144 or Rule 144A. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

(y) Transfer Taxes. The Company shall pay any and all documentary, stamp and similar issue or transfer tax due on the issue of the Securities. However, in the case of conversion of the Preferred Shares or the exercise of the Warrants, the Company shall not be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of Conversion Shares or the Warrant Shares or Securities to a beneficial owner other than the beneficial owner of the Preferred Shares or Warrants immediately prior to such conversion, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

(z) Investment Company Status. For so long any Buyer holds any Securities (the “Applicable Period”), including giving effect to the exception set forth in Rule 3a-2 under the 1940 Act, the Company shall operate at all times in a manner so as not to be deemed an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” in each case as such terms are defined in the 1940 Act. To the extent the Company relies upon the exception set forth in Rule 3a-2 under the 1940 Act during the Applicable Period, the Company shall, prior to the expiration of the one-year reliance period specified therein, use its best efforts to cause the Company to either fall outside the definition of “investment company” set forth in Section 3(a)(1) under the 1940 Act, or qualify for another applicable exception therefrom under the 1940 Act.

(aa) No Integrated Offering. None of the Company, its Subsidiaries, their Affiliates or any Person acting on their behalf will take any action or steps referred to in Section 3(i) that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

5. REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Preferred Shares, the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Preferred Shares, the Notes and the Warrants have been issued (including the name and address of each transferee), the Stated Value of the Preferred Shares, the principal amount of Notes held by such Person, the number of Conversion Shares issuable pursuant to the terms of the Preferred Shares and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form of Exhibit J attached hereto (the “Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares issued upon conversion of the Preferred Shares or upon exercise of the Warrants in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares or upon exercise of the Warrants. The Company warrants that no instruction other than the Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(f) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves the Conversion Shares or the Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a) Initial Closing. The obligation of the Company hereunder to issue and sell the Preferred Shares and the Series A Warrants to each Buyer at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii) Such Buyer shall have delivered to the Escrow Account, its Initial Purchase Price (less the amounts withheld pursuant to Section 4(g)) for the Preferred Shares and the Series A Warrants being purchased by such Buyer at the Initial Closing by wire transfer of immediately available funds pursuant to the wire instructions set forth in the Escrow Agreement, and the Escrow Agent shall have received the aggregate Initial Purchase Price (less the amounts withheld pursuant to Section 4(g)).

(iii) The representations and warranties of such Buyer shall be true and correct in all material respects (except for such representations qualified by materiality or Buyer Material Adverse Effect, which are true and correct in all respects) as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Initial Closing Date.

(b) Series B Warrant Closing. The obligation of the Company hereunder to issue and sell the Series B Warrants to each Buyer at the Series B Warrant Closing is subject to the satisfaction, at or before the Series B Warrant Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii) The Company shall have received the Stockholder Approval.

(iii) Such Buyer shall have delivered to the Company its applicable Series B Warrant Purchase Price (less the amounts withheld pursuant to Section 4(g)) for the Series B Warrants being purchased by such Buyer at the Series B Warrant Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company, and the Company shall have received the aggregate Series B Warrant Purchase Price (less the amounts withheld pursuant to Section 4(g)).

(iv) The representations and warranties of such Buyer shall be true and correct in all material respects (except for such representations qualified by materiality or Buyer Material Adverse Effect, which are true and correct in all respects) as of the date when made and as of the Series B Warrant Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Series B Warrant Closing Date.

(c) Additional Closing. The obligation of the Company hereunder to issue and sell the Notes to any Buyer at any Additional Closing is subject to the satisfaction, at or before such Additional Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each such Buyer with prior written notice thereof:

(i) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii) The Company shall have received the Stockholder Approval.

(iii) Such Buyer shall have delivered to the Company its applicable Additional Purchase Price (less the amounts withheld pursuant to Section 4(g)) for the Notes being purchased by such Buyer at the applicable Additional Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company, and the Company shall have received the aggregate Additional Purchase Price (less the amounts withheld pursuant to Section 4(g)).

(iv) The representations and warranties of such Buyer shall be true and correct in all material respects (except for such representations qualified by materiality or Buyer Material Adverse Effect, which are true and correct in all respects) as of the date when made and as of the applicable Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the applicable Additional Closing Date.

(v) The Company shall consummate the Approved Investment giving rise to the applicable Additional Closing.

7. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a) Initial Closing. The obligation of each Buyer hereunder to purchase the Preferred Shares and the Series A Warrants at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company and each of the Guarantors shall have duly executed and delivered to such Buyer each of the following documents to which it is a party: (A) each of the Transaction Documents, (B) such number of applicable Preferred Shares being purchased by such Buyer at the Initial Closing pursuant to this Agreement as set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers and delivered to such Buyer a copy from the Company’s books and records evidencing such issuance in book-entry form and (C) the related Series A Warrants being purchased by such Buyer at the Initial Closing pursuant to this Agreement as set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers.

(ii) Such Buyer shall have received the opinions of Dechert LLP and Stradling Yocca Carlson & Rauth, the Company’s outside counsels, dated as of the Initial Closing Date, in the form of Exhibit G-1 and Exhibit G-2 attached hereto.

(iii) The Company shall have delivered to such Buyer a copy of the Transfer Agent Instructions, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iv) The Company shall have delivered to such Buyer certificates evidencing the formation and good standing of the Company and each of the Guarantors in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) calendar days of the Initial Closing Date.

(v) The Company shall have delivered to such Buyer a certificate evidencing the Company’s and each of the Guarantors’ qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and the Guarantors conduct business, as of a date within ten (10) calendar days of the Initial Closing Date.

(vi) The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation of the Company and each of the Guarantors as certified by the Secretary of State (or comparable office) of the jurisdiction of formation of the Company and each of its Subsidiaries within ten (10) calendar days of the Initial Closing Date.

(vii) The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Initial Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s and each of the Guarantors’ Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and each of the Guarantors and (iii) the Bylaws of the Company and each of the Guarantors, each as in effect at the Initial Closing, in the form attached hereto as Exhibit K.

(viii) The representations and warranties of the Company shall be true and correct in all material respects (except for such representations qualified by materiality or Material Adverse Effect, which are true and correct in all respects) as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company or the Guarantors at or prior to the Initial Closing Date. Such Buyer shall have received a certificate, executed by the Chief Intellectual Property Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit L.

(ix) The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) calendar days of the Initial Closing Date.

(x) The Escrow Agreement shall have been executed and delivered to such Buyer by the other parties thereto and the Escrow Account shall have been established with the Escrow Agent.

(xi) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Initial Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Initial Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(xii) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(xiii) The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware and shall be in full force and effect, enforceable against the Company in accordance with its terms and shall not have been amended.

(xiv) The Company and the Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(b) Series B Warrant Closing. The obligation of each Buyer hereunder to purchase the Series B Warrants at the Series B Warrant Closing is subject to the satisfaction, at or before the Series B Warrant Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company and each of the Guarantors shall have duly executed and delivered to such Buyer each of the following documents to which it is a party: (A) each of the Transaction Documents and (B) the Series B Warrants (allocated in such amounts as designated by the Designee), being purchased by such Buyer at the Series B Warrant Closing pursuant to this Agreement.

(ii) Such Buyer shall have received the opinion of (x) Dechert LLP in a form reasonably acceptable to such Buyer and (y) Stradling Yocca Carlson & Rauth in the form of Exhibit G-3 attached hereto, each the Company’s outside counsels, or such other counsels reasonably acceptable to the Designee, dated as of the Series B Warrant Closing Date.

(iii) The Company shall have delivered to such Buyer a copy of the Transfer Agent Instructions, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iv) The Company shall have delivered to such Buyer certificates evidencing the formation and good standing of the Company and each of the Guarantors in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) calendar days prior to the Series B Warrant Closing Date.

(v) The Company shall have delivered to such Buyer a certificate evidencing the Company’s and each of the Guarantors’ qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and the Guarantors conduct business, as of a date within ten (10) calendar days prior to the Series B Warrant Closing Date.

(vi) The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation of the Company and each of the Guarantors as certified by the Secretary of State (or comparable office) of the jurisdiction of formation of the Company and each of its Subsidiaries within ten (10) calendar days prior to the Series B Warrant Closing Date.

(vii) The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Series B Warrant Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s and each of the Guarantors’ Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and each of the Guarantors and (iii) the Bylaws of the Company and each of the Guarantors, each as in effect at the Series B Warrant Closing, in the form attached hereto as Exhibit K.

(viii) The representations and warranties of the Company shall be true and correct in all material respects (except for such representations qualified by materiality or Material Adverse Effect, which are true and correct in all respects) as of the date when made and as of the Series B Warrant Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company or the Guarantors at or prior to the Series B Warrant Closing Date. Such Buyer shall have received a certificate, executed by the Chief Intellectual Property Officer of the Company, dated as of the Series B Warrant Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit L.

(ix) The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) calendar days prior to the Series B Warrant Closing Date.

(x) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Series B Warrant Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Series B Warrant Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(xi) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(xii) The Initial Closing shall have been completed.

(xiii) The Stockholder Approval shall have been obtained.

(xiv) The Company shall have delivered to such Buyer the Company’s wire instructions on Company’s letterhead duly executed by an authorized executive officer of the Company for the payment of the Series B Warrant Purchase Price.

(xv) The Company and the Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(c) Additional Closing. The obligation of each Buyer hereunder to purchase Notes at any Additional Closing is subject to the satisfaction, at or before such Additional Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company and each of the Guarantors shall have duly executed and delivered to such Buyer each of the following documents to which it is a party: (A) each of the Transaction Documents and (B) the Notes (allocated in such principal amounts as such Buyer shall request), being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii) Such Buyer shall have received the opinion of (x) Dechert LLP in a form reasonably acceptable to such Buyer and (y) Stradling Yocca Carlson & Rauth in the form of Exhibit G-4 attached hereto, each the Company’s outside counsels, or such other counsels reasonably acceptable to the Designee, dated as of the applicable Additional Closing Date.

(iii) The Company shall have delivered to such Buyer a copy of the Transfer Agent Instructions, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iv) The Company shall have delivered to such Buyer certificates evidencing the formation and good standing of the Company and each of the Guarantors in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) calendar days prior to the applicable Additional Closing Date.

(v) The Company shall have delivered to such Buyer a certificate evidencing the Company’s and each of the Guarantors’ qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and the Guarantors conduct business, as of a date within ten (10) calendar days prior to the applicable Additional Closing Date.

(vi) The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation of the Company and each of the Guarantors as certified by the Secretary of State (or comparable office) of the jurisdiction of formation of the Company and each of its Subsidiaries within ten (10) calendar days prior to the applicable Additional Closing Date.

(vii) The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the applicable Additional Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s and each of the Guarantors’ Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and each of the Guarantors and (iii) the Bylaws of the Company and each of the Guarantors, each as in effect at the applicable Additional Closing, in the form attached hereto as Exhibit K.

(viii) The representations and warranties of the Company shall be true and correct in all material respects (except for such representations qualified by materiality or Material Adverse Effect, which are true and correct in all respects) as of the date when made and as of the applicable Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company or the Guarantors at or prior to the applicable Additional Closing Date. Such Buyer shall have received a certificate, executed by the Chief Intellectual Property Officer of the Company, dated as of the applicable Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit L.

(ix) The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) calendar days prior to the applicable Additional Closing Date.

(x) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the applicable Additional Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the applicable Additional Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(xi) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(xii) The Initial Closing shall have been completed.

(xiii) The Stockholder Approval shall have been obtained.

(xiv) The Company shall have delivered to such Buyer the Company’s wire instructions on Company’s letterhead duly executed by an authorized executive officer of the Company for the payment of the applicable Additional Purchase Price.

(xv) The Collateral Agent shall have received an account control agreement, in form and substance satisfactory to the Collateral Agent, duly executed by the Company and/or Guarantor, as applicable, and such bank or financial institution (as applicable), or enter into other arrangements, as required under Section 5(i) of the Security Agreement, in form and substance satisfactory to the Collateral Agent, in each case, subject to the terms of the Security Agreement.

(xvi) The Collateral Agent shall have received (A) evidence satisfactory to the Collateral Agent of form UCC-1 financing statements for each appropriate jurisdiction as necessary pursuant to the terms of the Security Agreement and (B) the results of customary searches (including comparable searches in any jurisdiction outside the United States) for UCC financing statements, tax liens and judgment liens filed against the Company (solely for the initial issuance of the Notes) or any of the Guarantors or any property of the foregoing, which results shall not show any such liens (other than Permitted Liens acceptable to the Collateral Agent and Intellectual Property Rights that occur in the ordinary course of the Company’s and Guarantors’ business as a purchaser, seller and enforcer of Intellectual Property Rights).

(xvii) The Collateral Agent shall have received the Security Agreement, duly executed by the Company and each of the Guarantors, together with (A) stock certificates and promissory notes required to be pledged pursuant to the Security Agreement, accompanied by undated stock powers and allonges, respectively, in each case, subject to the terms of the Security Agreement, and (B) any copyright, patent and trademark agreements required by the terms of the Security Agreement.

(xviii) The Company shall have delivered to the Buyers a perfection certificate, duly completed and executed by the Company and each of its Subsidiaries (the “Perfection Certificate”).

(xix) The Company and the Subsidiaries shall have delivered to such Buyer and/or the Collateral Agent such other documents relating to the transactions contemplated by this Agreement as such Buyer, the Collateral Agent or their respective counsels may reasonably request.

8. TERMINATION. In the event that the Initial Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6(a) and 7(a) above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse each Buyer or its designee(s), as applicable, for the expenses described in Section 4(g) above. None of the parties may rely, as a basis for terminating this Agreement or not consummating the transactions contemplated hereby, on the failure of any condition set forth in Section 6 or 7, as the case may be, to be satisfied, if such failure was caused by such party’s failure to perform any of its obligations under this Agreement.

9. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the aggregate number of Registrable Securities issued or issuable under the Certificate of Designations and the Warrants (without regard to any restriction or limitation on the exercise of the Warrants or conversion of the Preferred Shares contained therein) and shall include Starboard Value and Opportunity Master Fund Ltd. so long as Starboard Value and Opportunity Master Fund Ltd. or any of its Affiliates holds any Securities (the “Required Holders”); provided that the provisions of Section 4(t) cannot be amended without the additional prior written approval of the Collateral Agent or its successor. Any amendment or waiver effected in accordance with this Section 9(e) shall be binding upon each Buyer and holder of Securities and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Buyers or holders of Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents, holders of the Preferred Shares, holders of the Notes or holders of the Warrants, as the case may be. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile or by electronic mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Acacia Research Corporation

4 Park Plaza, Suite 550

Irvine, California 92614

Attention:       Jennifer Graff, Corporate Secretary

E-mail: jgraff@acaciares.com

Telephone:     (949) 480-8300

Facsimile:      (949) 480-8301

with a copy (which shall not constitute notice) to:

Stradling Yocca Carlson & Rauth

660 Newport Center Drive, Suite 1600

Newport Beach, CA 92660

Attention:       Mark Skaist

E-mail: MSkaist@SYCR.com

Telephone:     (949) 725-4117

Facsimile:      (949) 823-5117

If to the Designee:

777 Third Avenue, 18th Floor

New York, NY 10017

Attention:       Jeffrey C. Smith

Facsimile:       212-320-0296

Telephone:     212-845-7977

E-mail:           jsmith@starboardvalue.com

If to a Buyer, to its address, facsimile number and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only when sending communications to the Designee and any of the Buyers) to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telephone:     (212) 756-2000

Facsimile:      (212) 593-5955

Attention:      Eleazer N. Klein, Esq.

E-mail:          eleazer.klein@srz.com

or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) calendar days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number or e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares, the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders. The Designee and any Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights; provided, however, that such assignee delivers to the Company a duly executed Joinder Agreement in the form attached hereto as Exhibit M (each, a “Joinder Agreement”); provided, further, that the covenants set forth in Section 4(v) shall only apply for the benefit of the Buyers that are Affiliates of the original Designee named herein.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee shall have the right to enforce the obligations of the Company with respect to Section 9(k).

(i) Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive each Closing and the delivery and exercise or conversion of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”), as incurred, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. For the avoidance of doubt, the indemnification set forth in this Section 9(k) is intended to apply, and shall apply, to direct claims asserted by any Buyer against the Company as well as any third party claims asserted by an Indemnitee (other than a Buyer) against the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 7 of the Registration Rights Agreement.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

(q) Acknowledgement Regarding Buyers’ Trading Activity. Except as set forth in the Governance Agreement and in Article X of the Certificate of Incorporation, the Company acknowledges and agrees (i) that (a) none of the Buyers has been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the

Company or to hold the Securities for any specified term; (b) any Buyer, and counter-parties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (c) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction, (ii) that (x) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares and/or the Warrant Shares are being determined or the conversion ratios or exchange ratios of the Preferred Shares and/or Warrants are being adjusted or recalculated and (y) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted and (iii) that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Certificate of Designations, the Notes, the Warrants or any of the documents executed in connection herewith.

[Signature Page Follows]

IN WITNESS WHEREOF, the Designee, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

ACACIA RESEARCH CORPORATION

By:	/s/ Clifford Press
Name: Clifford Press
Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the Designee, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

DESIGNEE:

STARBOARD VALUE LP

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

Address and

Facsimile Number:

777 Third Avenue, 18th Floor

New York, NY 10017

Attention: Jeffrey C. Smith

Facsimile: 212-320-0296

Telephone: 212-845-7977

E-mail: jsmith@starboardvalue.com

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Attention: Eleazer Klein, Esq.

Facsimile: (212) 593-5955

Telephone: (212) 756-2376

E-mail: eleazer.klein@srz.com

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the Designee, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE AND OPPORTUNITY FUND LP

By: Starboard Value A LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the Designee, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD INTERMEDIATE FUND LP

By: Starboard Value A LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the Designee, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE AND OPPORTUNITY S LLC

By: Starboard Value LP, its manager

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the Designee, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE AND OPPORTUNITY C LP

By: Starboard Value R LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the Designee, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

By: Starboard Value L LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the Designee, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE LP, in its capacity as the investment manager of a certain managed account

By: Starboard Value GP LLC, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)
Buyer	Buyer’s Address, Facsimile Number and Email	Number of Preferred Shares	Number of Series A Warrant Shares	Initial Purchase Price	Legal Representative’s Address Facsimile Number and Email

Starboard Value and Opportunity Fund LP	c/o Starboard Value LP 777 Third Avenue, 18th Floor New York, New York 10017 Attention: Jeffrey C. Smith Facsimile: 212-320-0296 Telephone: 212-845-7977 E-mail: jsmith@starboardvalue.com operations@starboardvalue.com	61,330	876,140	$6,132,980.00	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

Starboard Intermediate Fund LP	c/o Starboard Value LP 777 Third Avenue, 18th Floor New York, New York 10017 Attention: Jeffrey C. Smith Facsimile: 212-320-0296 Telephone: 212-845-7977 E-mail: jsmith@starboardvalue.com operations@starboardvalue.com	154,620	2,208,860	$15,462,020.00	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

Starboard Value and Opportunity S LLC	c/o Starboard Value LP 777 Third Avenue, 18th Floor New York, New York 10017 Attention: Jeffrey C. Smith Facsimile: 212-320-0296 Telephone: 212-845-7977 E-mail: jsmith@starboardvalue.com operations@starboardvalue.com	35,000	500,000	$3,500,000.00	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

Starboard Value and Opportunity C LP	c/o Starboard Value LP 777 Third Avenue, 18th Floor New York, New York 10017 Attention: Jeffrey C. Smith Facsimile: 212-320-0296 Telephone: 212-845-7977 E-mail: jsmith@starboardvalue.com operations@starboardvalue.com	20,300	290,000	$2,030,000.00	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

(1)	(2)	(3)	(4)	(5)	(6)
Buyer	Buyer’s Address, Facsimile Number and Email	Number of Preferred Shares	Number of Series A Warrant Shares	Initial Purchase Price	Legal Representative’s Address Facsimile Number and Email

Starboard Value and Opportunity Master Fund L LP	c/o Starboard Value LP 777 Third Avenue, 18th Floor New York, New York 10017 Attention: Jeffrey C. Smith Facsimile: 212-320-0296 Telephone: 212-845-7977 E-mail: jsmith@starboardvalue.com operations@starboardvalue.com	19,250	275,000	$1,925,000.00	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

Account Managed by Starboard Value LP	c/o Starboard Value LP 777 Third Avenue, 18th Floor New York, New York 10017 Attention: Jeffrey C. Smith Facsimile: 212-320-0296 Telephone: 212-845-7977 E-mail: jsmith@starboardvalue.com operations@starboardvalue.com	59,500	850,000	$5,950,000.00	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

TOTAL		350,000	5,000,000	$35,000,000

EXHIBITS

Exhibit A	Form of Certificate of Designations
Exhibit B	Form of Notes
Exhibit C-1	Form of Series A Warrants
Exhibit C-2	Form of Series B Warrants
Exhibit D	Form of Registration Rights Agreement
Exhibit E	Form of Guarantee Agreement
Exhibit F	Form of Security Agreement
Exhibit G-1	Form of Opinion of Company Counsel, dated as of the Initial Closing Date
Exhibit G-2	Form of Opinion of Company Counsel, dated as of the Initial Closing Date
Exhibit G-3	Form of Opinion of Company Counsel, dated as of the Series B Warrant Closing Date
Exhibit G-4	Form of Opinion of Company Counsel, dated as of an Additional Closing Date
Exhibit H	Form of Governance Agreement
Exhibit I	Form of Escrow Agreement
Exhibit J	Form of Transfer Agent Instructions
Exhibit K	Form of Secretary’s Certificate
Exhibit L	Form of Officer’s Certificate
Exhibit M	Form of Joinder Agreement

SCHEDULES

Schedule 3(a)	Subsidiaries
Schedule 3(l)	SEC Documents
Schedule 3(m)	Absence of Certain Changes
Schedule 3(t)	Transactions with Affiliates
Schedule 3(u)	Equity Capitalization
Schedule 3(v)	Indebtedness and Other Contracts
Schedule 3(w)	Absence of Litigation
Schedule 3(bb)	Intellectual Property Rights
Schedule 3(ii)	Ranking of Notes

Appendix B

CERTIFICATE OF DESIGNATIONS, PREFERENCES

AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK

OF

ACACIA RESEARCH CORPORATION

Acacia Research Corporation (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company (the “Board”) by the Certificate of Incorporation, as amended, of the Company, and pursuant to the provisions of the DGCL, the Board adopted resolutions (i) designating a series of the Company’s previously authorized preferred stock, par value $0.001 per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of three hundred fifty thousand (350,000) shares of Series A Convertible Preferred Stock of the Company, as follows:

RESOLVED, that the Company is authorized to issue three hundred fifty thousand (350,000) shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”), which shall have the following powers, designations, preferences and other special rights:

(1) Ranking. The Series A Preferred Shares shall rank prior and superior to all of the Common Stock and any other capital stock of the Company with respect to the preferences as to dividends, distributions and payments upon a Liquidation Event. The rights of the shares of Common Stock and other capital stock of the Company shall be of junior rank to and subject to the preferences and relative rights of the Series A Preferred Shares. The Company shall be permitted to issue capital stock, including preferred stock, that is junior in rank to the Series A Preferred Shares in respect of the preferences as to dividends and other distributions, redemption payments and payments upon a Liquidation Event (such stock being referred to hereinafter collectively as “Junior Stock”), provided, that the maturity date (or any other date requiring redemption, repayment or any other payment, including, without limitation, dividends in respect of any such shares of preferred stock) of any such junior preferred shares is not on or before 91 days after the Maturity Date.

(2) Prepayment. Other than as specifically permitted by this Certificate of Designations, Preferences and Rights of Series A Preferred Shares of the Company (this “Certificate of Designations”), the Company may not prepay any portion of any outstanding Conversion Amount.

(3) Liquidation. In the event of a Liquidation Event, holders of Series A Preferred Shares (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive in cash out of the assets of the Company legally available therefor, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”) upon such Liquidation Event, but before any amount shall be paid to the holders of Junior Stock, an amount per Series A Preferred Share equal to the greater of (i) the Conversion Amount and (ii) the amount that would have been received had such Series A Preferred Shares been converted into Common Stock immediately prior to such Liquidation Event at the then effective Conversion Price (without regard to any limitations on conversion); provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company, if any, that are of equal rank with the Series A Preferred Shares as to payments of Liquidation Funds (such stock being referred to hereinafter collectively as “Pari Passu Stock”), if any, then each Holder and each holder of any such Pari Passu Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds that would be payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all Holders and holders of Pari Passu Stock.

(4) Dividends. From and after the first date of issuance of any Series A Preferred Shares (the “Issuance Date”), (i) the Holders of record as they appear on the stock books of the Company on the fifteenth (15th) day (even if such day is not a Business Day) (a “Preferential Dividend Record Date”) of the calendar month immediately preceding the first (1st) Business Day of each succeeding Calendar Quarter (each such date, a

“Preferential Dividend Date”), shall be entitled to receive, to the fullest extent permitted by law and out of funds lawfully available therefor, before any dividends shall be declared, set apart for or paid upon the Common Stock or any other Junior Stock, cash dividends, by wire transfer of immediately available funds, per Series A Preferred Share on the applicable Preferential Dividend Date in arrears for the previous Calendar Quarter equal to an amount of cash calculated at the applicable Preferential Dividend Rate on the Stated Value of each such Series A Preferred Share computed on the basis of a 360-day year and twelve 30-day months (the “Preferential Dividends”) and (ii) the Holders on the record date fixed for holders of Common Stock for dividends and distributions (or, in the event no such date is fixed, on the Preferential Dividend Record Date) shall be entitled to receive, concurrently with the dividends and distributions to the holders of Common Stock (or, in the event no such dividends or distributions are made, on the Preferential Dividend Date), such dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Series A Preferred Shares into Common Stock (without regard to any limitations on conversion) and had held such shares of Common Stock on such record date (the “Participating Dividends” and together with the Preferential Dividends, the “Dividends”); provided, however, to the extent that the Holder’s Participating Dividends includes the right to receive any such shares of Common Stock that would result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to receive such shares to such extent (and shall not be entitled to beneficial ownership or any other rights (except as set forth in this proviso) of such shares of Common Stock to such extent) and the portion of such Participating Dividends shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Participating Dividends (and any Participating Dividends declared or made on such initial Participating Dividends held similarly in abeyance) to the same extent as if there had been no such limitation. Dividends on the Series A Preferred Shares shall commence accruing on the Issuance Date, shall be cumulative and shall continue to accrue whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of Dividends in such fiscal year, so that if in any fiscal year or years, Dividends in whole or in part are not paid upon the Series A Preferred Shares for any reason, unpaid Dividends shall accumulate thereon. If the Company fails to declare and pay in cash full Preferential Dividends on the Series A Preferred Shares on any Preferential Dividend Date as provided in this Section 4, then any Preferential Dividends payable on such Preferential Dividend Date on the Series A Preferred Shares but not paid shall accrue and bear interest at a rate equal to the Preferential Dividend Rate, computed on the basis of a 360-day year and twelve 30-day months, from and including the applicable Preferential Dividend Date to but excluding the day on which the Company shall have paid in cash in accordance with this Section 4 all Dividends on which the Series A Preferred Shares that are then in arrears or until the conversion or redemption of the applicable shares of Series B Preferred Shares. From and after the occurrence and during the continuance of a Triggering Event, the Preferential Dividend Rate shall be increased to either (i) seven percent (7.0%) per annum if before the consummation of an Approved Investment or (ii) ten percent (10.0%) per annum if after the consummation of an Approved Investment. In the event that such Triggering Event is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided, that the Preferential Dividends as calculated and unpaid at such increased rate during the continuance of such Triggering Event shall continue to apply to the extent relating to the days after the occurrence of such Triggering Event through and including the date of cure of such Triggering Event; provided, further, that for the purpose of this Section 4, such Triggering Event shall not be deemed cured unless and until any accrued and unpaid Dividends shall be paid to the Holders, including, without limitation, Preferential Dividends accrued at the applicable increased rate. The Company and its Subsidiaries shall not redeem or repurchase any Equity Interests or pay any dividends with respect to any Equity Interests (other than Series A Preferred Shares pursuant to the terms of this Certificate of Designation) unless the Company has declared all Dividends on the Series A Preferred Shares that have accrued through the Preferential Dividend Record Date immediately preceding the date of such redemption or repurchase and paid all Dividends on the Series A Preferred Shares that are payable through the Preferential Dividend Date immediately preceding the date of such redemption or repurchase.

(5) Conversion of Series A Preferred Shares. At any time or times after the Issuance Date, the Series A Preferred Shares shall be convertible into shares of Common Stock, on the terms and conditions set forth in this Section 5.

(a) Holder’s Conversion Right. Subject to the provisions of Section 5(e), at any time or times on or after the Issuance Date, any Holder shall be entitled to convert all or any portion of the Conversion Amount of any Series A Preferred Shares, into fully paid and nonassessable shares of Common Stock in accordance with this Section 5 at the Conversion Rate (as defined below).

(b) Conversion. The number of shares of Common Stock issuable upon conversion of each Series A Preferred Share pursuant to Section 5(a) shall be determined according to the following formula (the “Conversion Rate”):

Conversion Amount

Conversion Price

No fractional shares of Common Stock are to be issued upon the conversion of any Series A Preferred Share, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The applicable Conversion Rate and Conversion Price from time to time in effect is subject to adjustment as hereinafter provided.

(c) Mechanics of Conversion. The conversion of Series A Preferred Shares shall be conducted in the following manner:

(i) Holder’s Delivery Requirements. To convert Series A Preferred Shares into shares of Common Stock on any date on or after the Issuance Date (a “Conversion Date”), a Holder shall (A) deliver to the Company on or prior to 11:59 p.m., New York time, on such date, a copy of a properly completed notice of conversion executed by the Holder of the Series A Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (a “Conversion Notice”) and (B) if required by Section 5(c)(vi), but without delaying the Company’s requirement to deliver shares of Common Stock on the applicable Share Delivery Date (as defined below), surrender to a common carrier for delivery to the Company as soon as practicable following such date the original certificates representing the Series A Preferred Shares being converted (or comply with the procedures set forth in Section 22) (the “Series A Preferred Stock Certificates”). No ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice be required.

(ii) Company’s Response. Upon delivery to the Company of a Conversion Notice, the Company shall (I) as soon as practicable, but in any event within one (1) Trading Day, send a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (II) on or before the earlier of (A) the number of Trading Days comprising the Standard Settlement Period and (B) the second (2nd) Trading Day following the date on which the Holder has delivered the applicable Conversion Notice to the Company (a “DTC Share Delivery Date”), provided that (A) the shares of Common Stock issuable upon such conversion are subject to an effective resale registration statement in favor of such Holder or (B) if converted at a time when Rule 144 would be available for immediate resale of the shares of Common Stock issuable upon such conversion by such Holder, the Company shall credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian (“DWAC”) system. On or before the fifth (5th) Trading Day following the date on which the Holder has delivered the applicable Conversion Notice to the Company (a “Book-Entry Delivery Date” and together with the DTC Share Delivery Date, a “Share Delivery Date”), the shares of Common Stock issuable upon conversion are not subject to an effective resale registration statement in favor of such Holder and, if converted at a time when Rule 144 would not be available for immediate resale of the shares of

Common Stock issuable upon conversion by such Holder, the Company shall (i) issue the number of shares of Common Stock to which the Holder shall be entitled with such restrictive legends as shall be required pursuant to Section 4(y) of the Securities Purchase Agreement, registered in the name of the Holder or its designee in book-entry form at the Transfer Agent and (ii) deliver to the address as specified in the applicable Conversion Notice a copy from the Company’s books and records evidencing such issuance. If a Series A Preferred Stock Certificate is physically submitted in connection with any conversion and if the number of Series A Preferred Shares represented by the Series A Preferred Stock Certificate(s) submitted for conversion is greater than the number of Series A Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than five (5) Business Days after delivery of the Series A Preferred Stock Certificate(s) and at its own expense, issue and deliver to such Holder a new Series A Preferred Stock Certificate representing the number of Series A Preferred Shares not converted. The Company’s obligations to issue and deliver shares of Common Stock in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by such Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. While any Series A Preferred Shares are outstanding, the Company shall use a transfer agent that participates in DTC Fast Automated Securities Transfer (“FAST”) Program.

(iii) Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Series A Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the applicable Conversion Date, irrespective of the date such shares of Common Stock are credited to such Holder’s account with DTC or the date of delivery of the certificates evidencing such shares of Common Stock, as the case may be.

(iv) Company’s Failure to Timely Convert.

(A) Cash Damages. If on or prior to the applicable Share Delivery Date the Company shall fail to issue to a Holder in book-entry from at the Transfer Agent or credit such Holder’s balance account with DTC, as applicable, for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of Series A Preferred Shares or the Company fails to comply with its obligation to deliver shares of Common Stock as contemplated pursuant to clause (ii) below (unless such failure is due solely to the action or inaction of the Holder or an agent of the Holder) (each, a “Conversion Failure”), then, in addition to all other remedies available to the Holder, (A) the Company shall pay damages to such Holder for each Trading Day of such Conversion Failure in an amount equal to 2.0% of the product of (1) the sum of the number of shares of Common Stock not issued to such Holder on or prior to the applicable Share Delivery Date and to which such Holder is entitled, and (2) the Weighted Average Price of the shares of Common Stock on the applicable Share Delivery Date and (B) in addition to the foregoing, if on or after the applicable Share Delivery Date such Holder purchases (in an open market transaction or otherwise) shares of Common Stock relating to the applicable Conversion Failure (a “Buy-In”), within two (2) Trading Days after such Holder’s request and in such Holder’s discretion, either (i) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to issue and deliver such certificate or credit such Holder’s balance account with DTC for such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit the Holder’s balance account with DTC for such shares of Common Stock, as applicable, and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price of the Common Stock on the applicable Conversion Date. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon conversion of the Series A Preferred Shares as required pursuant to the terms hereof, but if the Holder exercises its Buy-In right, then such remedy shall be the sole and exclusive remedy for such Exercise Failure.

(B) Void Conversion Notice. If for any reason a Holder has not received all of the shares of Common Stock to which such Holder is entitled on the applicable Share Delivery Date with respect to a conversion of Series A Preferred Shares, then such Holder, upon written notice to the Company may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any Series A Preferred Shares that have not been converted pursuant to such Holder’s Conversion Notice; provided that the voiding of a Holder’s Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to Section 5(c)(iv)(A) or otherwise.

(v) Pro Rata Conversion; Disputes. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Series A Preferred Shares, the Company, subject to Section 5(e), shall convert from each holder electing to have Series A Preferred Shares converted at such time a pro rata amount of such holder’s portion of Series A Preferred Shares submitted for conversion based on Stated Value of Series A Preferred Shares submitted for conversion on such date by such holder relative to the aggregate Stated Value of Series A Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Series A Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 19.

(vi) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Series A Preferred Shares in accordance with the terms hereof, a Holder thereof shall not be required to physically surrender the certificate representing the Series A Preferred Shares to the Company unless (A) the full or remaining number of Series A Preferred Shares represented by the certificate are being converted, in which case such Holder shall deliver such stock certificate to the Company as soon as reasonably practicable following such conversion or (B) a Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Series A Preferred Shares upon physical surrender of any Series A Preferred Shares. Each Holder and the Company shall maintain records showing the number of Series A Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holders and the Company, so as not to require physical surrender of the certificate representing the Series A Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Company establishing the number of Series A Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. If the Company does not update its records to record such Stated Value and Dividends converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Company’s records shall be automatically deemed updated to reflect such occurrence. Notwithstanding the foregoing, if Series A Preferred Shares represented by a certificate are converted as aforesaid, a Holder may not transfer the certificate representing the Series A Preferred Shares unless such Holder first physically surrenders the certificate representing the Series A Preferred Shares to the Company, whereupon the Company will within five (5) Business Days of receipt of such surrender, issue and deliver upon the order of such Holder a new certificate of like tenor, registered as such Holder may request, representing in the aggregate the remaining number of Series A Preferred Shares represented by such certificate within five (5) Business Days. A Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series A Preferred Shares, the number of Series A Preferred Shares represented by such certificate may be less than the number of Series A Preferred Shares stated on the face thereof. Each certificate for Series A Preferred Shares shall bear the following legend:

ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SERIES A PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 5(c)(vi) THEREOF. THE NUMBER OF SERIES A PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SERIES A PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION 5(c)(vi) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SERIES A PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.

(d) Mandatory Conversion at the Company’s Election. If at any time, or from time to time, from and after November 15, 2025 (the “Mandatory Conversion Start Date”) (i) the Closing Bid Price of the Common Stock has equaled or exceeded 190% of the initial Conversion Price (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the Subscription Date, but, for the avoidance of doubt not giving effect to any adjustment to the Conversion Price pursuant to Section 5(g)) (a “Mandatory Conversion Price Condition”) for at least thirty (30) consecutive Trading Days following the Mandatory Conversion Start Date (a “Mandatory Conversion Measuring Period”) and (ii) no other Equity Conditions Failure has occurred during the period beginning on the first day of the applicable Mandatory Conversion Measuring Period relating to the applicable Mandatory Conversion (as defined below) through the applicable Mandatory Conversion Date (as defined below), the Company shall from time to time have the right to require the Holders to convert all, or any portion, of the outstanding Series A Preferred Shares, as designated in the Mandatory Conversion Notice (as defined below) relating to the applicable Mandatory Conversion on the applicable Mandatory Conversion Date into fully paid, validly issued and nonassessable shares of Common Stock at the Conversion Rate as of the applicable Mandatory Conversion Date (a “Mandatory Conversion”). The Company may exercise its right to require conversion under this Section 5(d) by delivering within not more than thirty (30) days following the end of any such Mandatory Conversion Measuring Period a written notice thereof by electronic mail to all Holders and the Transfer Agent (a “Mandatory Conversion Notice” and the date the Company delivers to the Transfer Agent and all Holders such notice is referred to as a “Mandatory Conversion Notice Date”). Each Mandatory Conversion Notice shall be irrevocable. Each Mandatory Conversion Notice shall (i) (a) state the Trading Day on which the applicable Mandatory Conversion shall occur, which Trading Day shall be the thirtieth (30th) Trading Day following the applicable Mandatory Conversion Notice Date (a “Mandatory Conversion Date”), (b) state the aggregate Conversion Amount of the Series A Preferred Shares which the Company has elected to be subject to such Mandatory Conversion from such Holder and all other Holders pursuant to this Section 5(d), (c) state the number of shares of Common Stock to be issued to such Holder on the applicable Mandatory Conversion Date, (d) in the event such Mandatory Conversion cannot be consummated in full due to the limitations set forth in Section 5(e)(i), state whether the Company shall on the applicable Mandatory Conversion Date redeem the Series A Preferred Shares that cannot be converted due to such limitations (such Series A Preferred Shares that the Company has elected to be subject to a Mandatory Conversion but which cannot be so converted due to the limitations set forth in Section 5(e)(i), the “Excess Mandatory Conversion Shares”) and (e) state whether the conversion of all or any portion of the Series A Preferred Shares that the Company has elected to be subject to a Mandatory Conversion will result in the issuance of a greater number of shares of Common Stock than permitted under Section 5(e)(ii) and (ii) certify that the Mandatory Conversion Price Condition relating to the applicable Mandatory Conversion has been satisfied and that there has been no other Equity Conditions Failure on any day during the period beginning on the first day of the applicable Mandatory Conversion Measuring Period prior to the related Mandatory Conversion Notice Date through the applicable Mandatory Conversion Notice Date. If the Company confirmed that there was no such Equity Conditions Failure relating to the applicable Mandatory Conversion as of the applicable Mandatory Conversion Notice Date, but an Equity Conditions Failure occurs at any time between the applicable Mandatory Conversion Notice Date and the applicable

Mandatory Conversion Date (a “Mandatory Conversion Interim Period”), the Company shall provide each Holder a subsequent written notice to that effect. If there is an Equity Conditions Failure during the applicable Mandatory Conversion Interim Period, then such Mandatory Conversion shall be null and void with respect to all or any part designated by such Holder of the unconverted Series A Preferred Shares subject to the applicable Mandatory Conversion and such Holder shall be entitled to all the rights of a holder of Series A Preferred Shares with respect to such Series A Preferred Shares; provided, however, that if a Holder waives in writing an Equity Conditions Failure during the applicable Mandatory Conversion Interim Period, then the Company shall be required to proceed with the applicable Mandatory Conversion with respect to such Holder (but not with respect any Holder who has not so waived such Equity Conditions Failure). Notwithstanding anything to the contrary in this Section 5(d), until the applicable Mandatory Conversion has occurred, the Series A Preferred Shares subject to the applicable Mandatory Conversion may be (i) converted, in whole or in part, by a Holder into shares of Common Stock pursuant to Section 5 and/or (ii) exchanged, in whole or in part, by a Holder into Exchange Notes and Exchange Series B Warrants pursuant to Section 16. All Series A Preferred Shares converted by a Holder after a Mandatory Conversion Notice Date pursuant to Section 5(c) or exchanged pursuant to Section 16 shall reduce the Series A Preferred Shares required to be converted on the related Mandatory Conversion Date. If a Mandatory Conversion cannot be consummated in full due to the limitations set forth in Section 5(e)(i), then (i) on the applicable Mandatory Conversation Date, only that portion of the applicable Mandatory Conversion that complies with the limitations set forth in Section 5(e)(i) shall occur and (ii) such Holder must promptly deliver one or more Conversion Notice(s) to the Company upon disposition of any securities of the Company that would permit the conversion of any portion of the applicable Mandatory Conversion not yet consummated. If a Mandatory Conversion consummated in full would violate the limitations set forth in (i) Section 5(e)(i), the Company may indicate in the related Mandatory Conversion Notice that it shall redeem the Excess Mandatory Conversion Shares on the applicable Mandatory Conversion Date in cash at a price equal to the greater of (x) 100% of the Conversion Amount of the applicable Excess Mandatory Conversion Shares and (y) the product of (1) the Conversion Amount of the applicable Excess Mandatory Conversion Shares and (2) the quotient determined by dividing (x) the highest Closing Sale Price of the Common Stock during the period beginning on the date immediately preceding the applicable Mandatory Conversion Notice Date and ending on the applicable Mandatory Conversion Date, by (y) the lowest Conversion Price in effect during such period or (ii) Section 5(e)(ii), the Company shall indicate in the related Mandatory Conversion Notice that it shall redeem the portion of the Series A Preferred Shares that is subject to a Mandatory Conversion that cannot be converted due to the limitations set forth in Section 5(e)(ii) on the applicable Mandatory Conversion Date in cash at a price per share of Common Stock that the Company is prohibited from issuing pursuant to Section 5(e)(ii) equal to the amount set forth in Section 5(h). If the Company elects to cause a Mandatory Conversion pursuant to this Section 5(d), then it must simultaneously take the same action in the same proportion with respect to all Series A Preferred Shares, to the extent practicable or, if the pro rata basis is not practicable for any reason, by lot or such other equitable method as the Company determines in good faith. At each Mandatory Conversion Date, each Series A Preferred Share to be converted pursuant to such Mandatory Conversion shall automatically be converted into fully paid, validly issued, nonassessable shares of Common Stock at the Conversion Rate as of the applicable Mandatory Conversion Date without any further act or deed on the part of the Company, any Holder or any other Person.

(e) Limitation on Conversions.

(i) Beneficial Ownership. Notwithstanding anything to the contrary contained herein, the Company shall not issue any shares of Common Stock pursuant to the terms of this Certificate of Designations, and no Holder shall have the right to any shares of Common Stock otherwise issuable pursuant to the terms and conditions of this Certificate of Designations and any such issuance shall be null and void and treated as if never made, to the extent that after giving effect to such issuance, such Holder together with the other Attribution Parties collectively would beneficially own in excess of the Maximum Percentage of the shares of Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the aggregate number of shares of Common

Stock beneficially owned by a Holder and its other Attribution Parties shall include the number of shares of Common Stock beneficially owned by such Holder and all of its other Attribution Parties plus the number of shares of Common Stock issuable to such Holder pursuant to the terms of this Certificate of Designations with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Series A Preferred Shares beneficially owned by such Holder or any of its other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including any Warrants) beneficially owned by such Holder or any of its other Attribution Parties subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 5(e)(i). For purposes of this Section 5(e)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire pursuant to the terms of this Certificate of Designations without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall within one (1) Trading Day thereafter notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder’s beneficial ownership, as determined pursuant to this Section 5(e)(i), to exceed the Maximum Percentage, such Holder shall notify the Company of a reduced number of shares of Common Stock to be acquired pursuant to such Conversion Notice and until such notice is given by the Holder, the Company shall not be required to take any further action in connection with such Conversion Notice. For any reason at any time, upon the written request of any Holder, the Company shall within one (1) Trading Day confirm in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series A Preferred Shares, by such Holder and any of its other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Holder’s Series A Preferred Shares would result in such Holder and its other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which such Holder’s and its other Attribution Parties’ aggregate beneficial ownership would exceed the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio and any portion of the Conversion Amount so converted shall be reinstated, and such Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, any Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 4.89% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, (ii) any such decrease may not be effected between (x) a Mandatory Conversion Notice Date and the related Mandatory Conversion Date or (y) a Company Optional Redemption Notice Date and the related Company Optional Redemption Date and (iii) any such increase or decrease will apply only to such Holder and its other Attribution Parties and not to any other Holder that is not an Attribution Party of such Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by a Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act and the Holder shall not have any rights of any kind with respect to such Excess Shares prior to the issuance of such Excess Shares, if ever, at a time when such issuance is no longer restricted pursuant to this Section 5(e)(i). The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(e)(i) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 5(e)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of Series A Preferred Shares.

(ii) Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock pursuant to the terms of this Certificate of Designations, and the Holders shall not have the right to receive any shares of Common Stock pursuant to the terms of this Certificate of Designations, to the extent the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue pursuant to the terms of this Certificate of Designations and upon exercise of the Series A Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount. Until such approval is obtained, no Holder and no holder of Series A Warrants shall be issued in the aggregate, pursuant to the terms of this Certificate of Designations and upon exercise of the Series A Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the sum of the number of shares of Common Stock underlying the Series A Preferred Shares and Series A Warrants issued to such Holder pursuant to the Securities Purchase Agreement on the Issuance Date and the denominator of which is the sum of the aggregate number of shares of Common stock underlying all Series A Preferred Shares and Series A Warrants issued to the Buyers pursuant to the Securities Purchase Agreement on the Issuance Date (with respect to each such Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder’s Series A Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation with respect to such portion of the Series A Preferred Shares sold or otherwise transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any Holder shall convert all of such Holder’s Series A Preferred Shares and exercise of such Holder’s Series A Warrants into a number of shares of Common Stock which, in the aggregate, is less than such Holder’s Exchange Cap Allocation, then the difference between such Holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such Holder shall be allocated to the respective Exchange Cap Allocations of the remaining Holders on a pro rata basis in proportion to the shares of Common Stock underlying the Series A Preferred Shares and Series A Warrants then held by each such Holder.

(f) Transfer Taxes. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(g) Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 5(g).

(i) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 5(g)(i) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock issued by the Company as a dividend or other distribution in respect of the Common Stock for which an adjustment is made pursuant to Section 5(g)(iii) or deemed to have been issued or sold by the Company in connection with any Excluded Securities) for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issuance or sale or deemed issuance or sale (the foregoing, a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 5(g)(i), the following shall be applicable:

(A) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 5(g)(i)(A), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(B) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 5(g)(i)(B), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 5(g)(i), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(C) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion,

exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price, which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 5(g)(i)(C), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 5(g)(i) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(D) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the Option Value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued or sold for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value of such Options. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration determined by the Board in good faith, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such publicly traded securities on the date of receipt of such publicly traded securities. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, in each case determined by the Board in good faith. The fair value of any consideration other than cash or publicly traded securities will be determined by the Board in good faith. If the Required Holders object in writing to any determination of fair value by the Board pursuant to this subsection within five (5) Business Days of notice of such determination (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) Business Day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if any calculation pursuant to this Section 5(g)(i)(D) would result in a Conversion Price that is lower than the par value of the Common Stock, then the Conversion Price shall be deemed to equal the par value of the Common Stock.

(E) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (I) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (II) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Voluntary Adjustment By Company. The Company may at any time, with the prior written consent of the Required Holders, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board.

(iii) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 5(g)(iii) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(iv) Other Events. If any event occurs of the type contemplated by the provisions of this Section 5(g) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board will make an appropriate adjustment in the Conversion Price, as mutually determined by the Board and the Required Holders, so as to protect the rights of the Holders; provided that no such adjustment pursuant to this Section 5(g)(iv) will increase the Conversion Price as otherwise determined pursuant to this Section 5(g).

(h) Cash Payment. In the event that the Company is unable to issue and deliver (i) any shares of Common Stock in accordance with the terms of the Transaction Documents by virtue of the limitation of the Exchange Cap by operation of Section 5(e)(ii) or the Company not having a sufficient number of authorized shares as set forth in Section 12, or (ii) from and after the six (6) month anniversary of the Issuance Date, Freely Tradable Shares, the Company shall pay cash on or prior to the applicable Share Delivery Date to such Holder in exchange for such number of shares of Common Stock that are not deliverable or Freely Tradable Shares, as applicable, upon conversion of the Series A Preferred Shares at a price equal to the product of (x) such number of shares of Common Stock and (y) the highest Closing Sale Price of the Common Stock in effect at any time during the period beginning on the applicable Conversion Date and ending on the date the Company makes the payment provided for in this sentence. For the avoidance of doubt, if the Company is required to make a cash payment to a Holder pursuant to this Section 5(h), the Company shall upon and to the extent of such cash payment have satisfied its obligation to deliver shares of Common Stock upon such conversion.

(i) Notices. The Company shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing:

(i) Promptly upon any adjustment of the Conversion Price pursuant to Section 5(g), the Company shall give written notice thereof to each Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 19.

(ii) The Company shall give written notice to each Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event.

(iii) The Company shall also give written notice to each Holder at least ten (10) Business Days prior to the date on which any Fundamental Transaction or Liquidation Event will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(6) Redemption at Option of Holders.

(a) Triggering Event. A “Triggering Event” shall be deemed to have occurred at such time as any of the following events and each of the events in clauses (vi) and (vii) shall constitute a “Bankruptcy Triggering Event”:

(i) the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be filed or declared effective within the applicable time period specified in the Registration Rights Agreement, or, at any time while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any Holder for sale of all of such Holder’s Registrable Securities in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days or for more than an aggregate of fifteen (15) Trading Days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(ii) (A) the suspension of the Common Stock from trading on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of fifteen (15) Trading Days in any 365-day period or (B) the failure of the Common Stock to be listed on an Eligible Market;

(iii) the Company’s (A) failure to cure a Conversion Failure within five (5) Trading Days after the applicable Share Delivery Date or (B) notice, written or oral, to any Holder, including by way of public announcement, or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Series A Preferred Shares into shares of Common Stock that is tendered in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 5(e);

(iv) at any time following the fifth (5th) consecutive Business Day that a Holder’s Authorized Share Allocation (as defined in Section 12), determined as of such Business Day, is less than 130% of the sum of (A) the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion of the full Conversion Amount of such Holder’s Series A Preferred Shares (without regard to any limitations on conversion set forth in Section 5(e) or otherwise) and (B) the number of shares of Common Stock that such Holder would be entitled to receive upon exercise in full of such Holder’s Warrants (without regard to any limitations on exercise set forth in the Warrants, except, solely with respect to the first occurrence of an Authorized Share Failure hereunder, to the extent the Company is complying with the terms set forth in Section 12(b);

(v) the Company’s failure to pay to such Holder any amount of Principal, Dividends, Redemption Price, Late Charges or other amounts when and as due under this Certificate of Designations or any other Transaction Document, except, in the case of a failure to pay Dividends and/or Late Charges when and as due, in which case only if such failure continues for a period of at least an aggregate of two (2) Business Days;

(vi) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

(viii) one or more judgments, orders or awards for the payment of money aggregating (above any insurance coverage or indemnity from a credit worthy party so long as the Company provides such

Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to such Holder) to the effect that such judgment, order or award is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment, order or award) in excess of $20,000,000 are rendered against the Company or any of its Subsidiaries and which judgments, orders or awards are not, within thirty (30) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay;

(ix) other than as specifically set forth in another clause of this Section 6(a), the Company breaches any covenant or other term or condition set forth in this Certificate of Designations or in Section 4(u) of the Securities Purchase Agreement, except, in the case of a breach of a covenant or other term or condition of any such agreement which is curable, only if such breach continues for a period of at least an aggregate of thirty (30) days;

(x) if such Holder is a Designee, other than as specifically set forth in another clause of this Section 6(a), the Company breaches any representation, warranty, covenant or other term or condition set forth in Sections 3(b), 3(c), 3(d), 3(e), 3(i), 3(j), 3(k), 3(l), 3(p), 3(q), 3(r), 3(v), 3(ee), 3(ii), 3(mm), 4(nn), 3(qq) or 4(v) of the Securities Purchase Agreement, except, in the case of a breach of a covenant or other term or condition of any such agreement which is curable, only if such breach continues for a period of at least an aggregate of thirty (30) days;

(xi) any breach or failure in any respect to comply with Section 15 or 16 of this Certificate of Designations;

(xii) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied or that there has been no Equity Conditions Failure or as to whether any Triggering Event has occurred;

(xiii) the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Securities Purchase Agreement) acquired by the Holder under the Securities Purchase Agreement (including the Series A Preferred Shares) as and when required by such Securities, the Certificate of Designations or the Securities Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) consecutive Trading Days;

(xiv) the Company becomes an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended; or

(xv) any Event of Default (as defined in the Notes) occurs with respect to any Notes.

(b) Redemption Option Upon Triggering Event. The Company shall promptly, but in any event within one (1) Business Day, notify each Holder in writing upon the Company becoming aware that a Triggering Event has occurred (a “Notice of Triggering Event”), and, to the extent required pursuant to Section 28, simultaneously with the delivery of such notice to the Holders, file a Current Report on Form 8-K with the SEC to state such fact. In addition to all other rights of the Holders contained herein, at any time after the earlier of a Holder’s receipt of a Notice of Triggering Event and a Holder becoming aware of a Triggering Event, such Holder shall have the right, at such Holder’s option, to require the Company to redeem, to the fullest extent permitted by law and out of funds lawfully available therefor, all or a portion of such Holder’s Series A Preferred Shares (a “Triggering Event Redemption”) in cash by wire transfer of immediately available funds at a price equal to (i) if there is an Equity Conditions Failure (that is not waived in writing by such Holder), the greater of (A) the Conversion Amount being redeemed and (B) the product of (1) the Conversion Amount being redeemed and (2) the quotient determined by dividing (x) the highest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding such Triggering Event and ending on the date such Holder delivers the Notice of Redemption at Option of

Holder (as defined below), by (y) the lowest Conversion Price in effect during such period, in addition to any and all other amounts due hereunder and (ii) otherwise, the Conversion Amount being redeemed (the price set forth in the immediately preceding clause (i) or clause (ii), as applicable, the “Triggering Event Redemption Price”).

(c) Mandatory Redemption upon Bankruptcy Triggering Event. Notwithstanding anything to the contrary herein, and notwithstanding any conversion that is then required or in process, upon any Bankruptcy Triggering Event, whether occurring prior to or following the Maturity Date, the Company shall immediately pay to the Holder an amount in cash representing the applicable Triggering Event Redemption Price, without the requirement for any notice or demand or other action by any Holder or any other Person; provided that a Holder may, in its sole and absolute discretion, waive such right to receive payment upon a Bankruptcy Triggering Event, in whole or in part, and any such waiver shall not affect any other rights of such Holder hereunder, including any other rights in respect of such Bankruptcy Triggering Event, any right to conversion, and any right to payment of the Triggering Event Redemption Price or any other Redemption Price, as applicable.

(d) Mechanics of Triggering Event Redemption at Option of Holder. At any time after the earlier of a Holder’s receipt of a Notice of Triggering Event and such Holder becoming aware of a Triggering Event, any Holder may require the Company to redeem, to the fullest extent permitted by law and out of funds lawfully available therefor, up to all of such Holder’s Series A Preferred Shares by delivering written notice thereof (“Notice of Redemption at Option of Holder”) to the Company, which Notice of Redemption at Option of Holder shall indicate the number of Series A Preferred Shares that such Holder is electing to redeem. Redemptions required by this Section 6 shall be made in accordance with the provisions of Section 11.

(e) Payment of Triggering Event Redemption Price. Upon the Company’s receipt of a Notice(s) of Redemption at Option of Holder from any Holder, the Company shall as soon as practicable of such receipt notify each other Holder of the Company’s receipt of such notice(s). The Company shall deliver to a Holder an amount in cash equal to the applicable Triggering Event Redemption Price by wire transfer of immediately available funds on the third (3rd) Business Day after such Holder’s delivery of a Notice of Redemption at Option of Holder to the Company; provided that upon a Bankruptcy Triggering Event, the Company shall deliver the applicable Triggering Event Redemption Price in accordance with Section 6(c) (a “Triggering Event Redemption Date”). To the extent redemptions required by this Section 6 are deemed or determined by a court of competent jurisdiction to be prepayments of the Series A Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 6, but subject to Section 5(e), until the Triggering Event Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 6 (together with any interest thereon) may be (i) converted, in whole or in part, by a Holder into shares of Common Stock pursuant to Section 5 and/or (ii) exchanged, in whole or in part, by a Holder into Exchange Notes and Exchange Series B Warrants pursuant to Section 16. All Series A Preferred Shares converted by a Holder after the delivery of a Notice of Redemption at Option of Holder pursuant to Section 5(c) or exchanged pursuant to Section 16 shall reduce the Series A Preferred Shares required to be redeemed on the related Triggering Event Redemption Date. The Holders and Company agree that in the event of the Company’s redemption of any Series A Preferred Shares under this Section 6, the Holders’ damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holders. Accordingly, any redemption premium due under this Section 6 is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holders’ actual loss of its investment opportunity and not as a penalty.

(f) Disputes; Miscellaneous. In the event of a dispute as to the determination of the arithmetic calculation of any Triggering Event Redemption Price, such dispute shall be resolved pursuant to Section 19 with the term “Redemption Price” being substituted for the term “Conversion Rate”. A Holder’s delivery of a Void Optional Redemption Notice (as defined in Section 11(d)) and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice. In the event of a redemption pursuant to this Certificate of Designations of less than all of the Series A Preferred Shares represented by a particular Series A Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the Holder of such Series A Preferred Shares a Series A Preferred Stock Certificate representing the remaining Series A Preferred Shares which have not been redeemed, if necessary.

(7) Other Rights of Holders and the Company.

(a) Change of Control Redemption Right. Not less than ten (10) days prior to the consummation of a Change of Control, the Company shall deliver written notice thereof to each Holder (a “Change of Control Notice”) setting forth a description of such transaction in reasonable detail and the anticipated Change of Control Redemption Date if then known. At any time during the period beginning on the earliest to occur of (x) the public announcement of any oral or written agreement by the Company or any of its Subsidiaries (the “Announcement Date”), upon consummation of which the transaction contemplated thereby would reasonably be expected to result in a Change of Control, (y) such Holder’s receipt of a Change of Control Notice, and (z) the consummation of such transaction which results in a Change of Control, and ending twenty-five (25) Trading Days after the date of the consummation of such Change of Control, such Holder may require the Company to redeem (a “Holder Change of Control Redemption”), to the fullest extent permitted by law and out of funds lawfully available therefor, all or any portion of such Holder’s Series A Preferred Shares by delivering written notice thereof (a “Holder Change of Control Redemption Notice”) to the Company, which Holder Change of Control Redemption Notice shall indicate the Conversion Amount such Holder is electing to require the Company to redeem. Within ten (10) days before or after the applicable Change of Control, the Company may redeem (a “Company Change of Control Redemption” and, together with a Holder Change of Control Redemption, a “Change of Control Redemption”) all but not less than all of such Holder’s Series A Preferred Shares by delivering written notice (a “Company Change of Control Redemption Notice” and, together with a Holder Change of Control Redemption Notice, a “Change of Control Redemption Notice”) to the Holder, which Company Change of Control Redemption Notice shall indicate the Conversion Amount the Company is electing to redeem; provided, that a Company Change of Control Redemption shall only be permitted with respect to a Change of Control in which one hundred percent (100%) of the Equity Interests of the Company is purchased for cash and/or Cash Equivalents (as defined in the Notes). If the Company elects to cause a Company Change of Control Redemption pursuant to this Section 7(a), then it must simultaneously take the same action with respect to all Series A Preferred Shares then outstanding. Any Series A Preferred Shares subject to redemption pursuant to this Section 7(a) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the sum of (A) the greater of (x) the Conversion Amount of the Series A Preferred Shares being redeemed and (y) the product of (i) the Conversion Amount being redeemed and (ii) the quotient determined by dividing (I) the highest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the public announcement of such Change of Control and ending on the date of such Change of Control, by (II) the lowest Conversion Price in effect during such period, in addition to any and all other amounts due hereunder and (B) the Make-Whole Amount (the “Change of Control Redemption Price”). The Company shall deliver the Change of Control Redemption Price to each Holder concurrently with the consummation of such Change of Control if such a Change of Control Redemption Notice is received prior to the consummation of such Change of Control and within three (3) Business Days after the delivery to the Company of such notice otherwise (the “Change of Control Redemption Date”). Redemptions required by this Section 7(a) shall be made in accordance with the provisions of Section 11 and shall have priority to payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 7(a) are deemed or determined by a court of competent jurisdiction to be prepayments of the Series A Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 7(a), but subject to Section 5(e), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 7(a)

(together with any interest thereon) may be (i) converted, in whole or in part, by a Holder into shares of Common Stock pursuant to Section 5, or in the event the Conversion Date is after the consummation of the Change of Control, shares or equity interests of the Successor Entity substantially equivalent to the Common Stock pursuant to Section 5 and/or (ii) exchanged, in whole or in part, by a Holder into Exchange Notes and Exchange Series B Warrants pursuant to Section 16. All Series A Preferred Shares converted by a Holder after the delivery of a Change of Control Redemption Notice pursuant to Section 5(c) or exchanged pursuant to Section 16 shall reduce the Series A Preferred Shares required to be redeemed on the related Change of Control Redemption Date. The parties hereto agree that in the event of the Company’s redemption of any portion of the Series A Preferred Shares under this Section 7(a), the Holders’ damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holders. Accordingly, any redemption premium due under this Section 7(a) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holders’ actual loss of its investment opportunity and not as a penalty.

(b) Assumption and Corporate Events. Upon the occurrence or consummation of any Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of any Fundamental Transaction that, the Company and the Successor Entity or Successor Entities, jointly and severally, shall succeed to the Company, and the Company shall cause any Successor Entity or Successor Entities to jointly and severally succeed to the Company, and be added to the term “Company” under this Certificate of Designations (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Certificate of Designations referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Certificate of Designations with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Certificate of Designations. In addition to and not in substitution for any other rights hereunder, prior to the occurrence or consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock become entitled to receive securities, cash, assets or other property with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that, and any applicable Successor Entity or Successor Entities shall ensure that, and it shall be a required condition to the occurrence or consummation of such Corporate Event that, such Holder will have the right to receive upon conversion of such Holder’s Series A Preferred Shares at any time after the occurrence or consummation of such Corporate Event at its option upon surrender of such Holder’s Series A Preferred Shares upon the occurrence or consummation of the Corporate Event, shares of common stock or capital stock of the Successor Entity or Successor Entities, or if so elected by the Holder in lieu of the shares of Common Stock (or other securities, cash, assets or other property) such Holder is entitled to receive upon the conversion of such Holder’s Series A Preferred Shares prior to such Corporate Event (but not in lieu of such items still issuable under Sections 4 and 7(c), which shall continue to be receivable on the Common Stock or on such shares of stock, securities, cash, assets or any other property otherwise receivable with respect to or in exchange for shares of Common Stock), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights and any shares of Common Stock) which the Holders would have been entitled to receive upon the occurrence or consummation of such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event, had such Holder’s Series A Preferred Shares been converted immediately prior to such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event (without regard to any limitations on conversion, including without limitation, the Maximum Percentage) (provided, however, to the extent that a Holder’s right to receive any such shares of publicly traded common stock (or their equivalent) of the Successor Entity would result in such Holder and its other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to receive such shares to such extent (and shall not be entitled to beneficial ownership or any other rights (except as set forth in this proviso) of such shares of publicly traded common stock (or their equivalent) of the Successor Entity as a result of such consideration to such extent) and the portion of such shares shall be held in abeyance for such Holder until such time or times, as its right thereto would not result in such Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times such Holder shall be delivered such shares to the extent as if there had been no such limitation). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the conversion of the Series A Preferred Shares.

(c) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holders will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series A Preferred Shares (without regard to any limitations or restrictions on conversions of the Series A Preferred Shares, including, without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that a Holder’s right to participate in any such Purchase Right would result in such Holder and its other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership or any other rights (except as set forth in this proviso) of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of such Holder until such time or times as its right thereto would not result in such Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(8) Optional Redemption at the Holder’s Election. At any time or times (i) during the period commencing on May 15, 2021 and ending on August 15, 2021, inclusive, (ii) during the period commencing on May 15, 2022 and ending on August 15, 2022, inclusive, (iii) during the period commencing on November 15, 2024 and ending on February 15, 2025, inclusive, and (iv) in the event the Company fails to obtain Stockholder Approval on or prior to the Stockholder Meeting Deadline (each of the events described in the immediately preceding clauses (i) through (iv), a “Holder Optional Redemption Trigger Event”); provided, however, that in cases of the immediately preceding clauses (i) and (ii) the Company shall have issued to the Buyers less than $50,000,000 of aggregate principal amount of SPA Notes, each Holder shall have the right, in its sole and absolute discretion, to require that the Company redeem (a “Holder Optional Redemption”), to the fullest extent permitted by law and out of funds lawfully available therefor, all or any portion of the Conversion Amount of such Holder’s Series A Preferred Shares then outstanding by delivering written notice thereof (a “Holder Optional Redemption Notice” and the date such Holder delivers such notice to the Company, a “Holder Optional Redemption Notice Date”) to the Company which notice shall state (i) the number of Series A Preferred Shares that is being redeemed by such Holder, (ii) the date on which such Holder Optional Redemption shall occur, which date shall be the thirtieth (30th) day from the applicable Holder Optional Redemption Notice Date (or, if such date falls on a day other than a Business Day, the next day that is a Business Day) (a “Holder Optional Redemption Date”) and (iii) the wire instructions for the payment of the applicable Holder Optional Redemption Price (as defined below) to such Holder. The portion of such Holder’s Series A Preferred Shares subject to redemption pursuant to this Section 8 shall be redeemed by the Company in cash at a price equal to the product determined by multiplying (i) the applicable Holder Optional Redemption Premium and (ii) the Conversion Amount being redeemed, including, without limitation, any accrued and unpaid Dividends on such Conversion Amount and any accrued and unpaid Late Charges (as defined in Section 19(d)) on such Conversion Amount and Dividends, if any, through the applicable Holder Optional Redemption Date (a “Holder Optional Redemption Price”). On the applicable Holder Optional Redemption Date, the Company shall deliver or shall cause to be delivered to each Holder the applicable Holder Optional Redemption Price in cash by wire transfer of immediately available funds pursuant to wire instructions provided by such Holder in writing to the Company. Notwithstanding anything to the contrary in this Section 8, until the applicable Holder Optional Redemption Price is paid, in full, the Redemption Amount that is subject to the applicable Holder Optional Redemption may be (i) converted, in whole or in part, by the Holders into shares of Common Stock pursuant to Section 5 and/or (ii) exchanged, in whole or in part, by a Holder into Exchange Notes and Exchange Series B Warrants pursuant to Section 16. All Series A Preferred Shares converted by a Holder after the delivery of a Holder Optional Redemption Notice pursuant to Section 5(c) or exchanged pursuant to Section 16 shall reduce the Series A Preferred Shares required to be redeemed on the Holder Optional Redemption Date. Holder Optional Redemptions made pursuant to this Section 8 shall be made in accordance with Section 11. To the extent redemptions required by this Section 8 are deemed or determined by a court of competent jurisdiction to be prepayments of the Series A Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of a Holder’s Series A Preferred Shares under this Section 8, such Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for such Holder.

(9) Mandatory Redemption at Maturity. If any Series A Preferred Shares remain outstanding on the Maturity Date, the Company shall redeem such Series A Preferred Shares in cash in an amount equal to the outstanding Conversion Amount for each such Series A Preferred Share (the “Maturity Date Redemption Price”). The Company shall pay the Maturity Date Redemption Price on the Maturity Date by wire transfer of immediately available funds to an account designated in writing by such Holder. All redemptions shall be made on a pro-rata basis to all holders of outstanding Series A Preferred Shares.

(10) Redemption at the Option of the Company. At any time during the period commencing on May 15, 2022 and ending on August 15, 2022, inclusive (the “Company Optional Trigger Date”), so long as (i) the Company shall have issued to the Buyers less than $50,000,000 of aggregate principal amount of SPA Notes and (ii) there has been no Equity Conditions Failure during the period beginning on the applicable Company Optional Redemption Notice Date (as defined below) through the applicable Company Optional Redemption Date (as defined below), the Company shall have the right to redeem all, but not less than all, of the Conversion Amount then remaining under the Series A Preferred Shares then outstanding (a “Company Optional Redemption Amount”) as designated in the applicable Company Optional Redemption Notice on the applicable Company Optional Redemption Date (each as defined below) (a “Company Optional Redemption”). The applicable Company Optional Redemption Amount shall be redeemed by the Company by delivery of the applicable Company Optional Redemption Price on the applicable Company Optional Redemption Date in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company at a price equal to 115% of the Conversion Amount to be redeemed, including, without limitation, any accrued and unpaid Dividends on such Conversion Amount and any accrued and unpaid Late Charges on such Conversion Amount and Dividends, if any through the applicable Company Optional Redemption Date (a “Company Optional Redemption Price”). The Company may exercise its right to require redemption under this Section 10 by delivering within five (5) Trading Days of the Company Optional Trigger Date a written notice thereof to all, but not less than all, of the Holders (a “Company Optional Redemption Notice” and the date all of the Holders receive such notice is referred to as a “Company Optional Redemption Notice Date”). Each Company Optional Redemption Notice shall be irrevocable. Each Company Optional Redemption Notice shall (i) state the date on which the applicable Company Optional Redemption shall occur (a “Company Optional Redemption Date”), which date shall be the ninetieth (90th) day following the applicable Company Optional Redemption Notice Date; provided that if such date falls on a day that is not a Business Day, the next day that is a Business Day and (ii) state the aggregate Company Optional Redemption Amount which the Company has elected to be subject to Company Optional Redemption from the Holders pursuant to this Section 10 on the applicable Company Optional Redemption Date and (iii) certify that there has been no Equity Conditions Failure on the applicable Company Optional Redemption Notice Date. If the Company confirmed that there was no such Equity Conditions Failure as of the applicable Company Optional Redemption Notice Date but an Equity Conditions Failure occurs between the applicable Company Optional Redemption Notice Date and the applicable Company Optional Redemption Date (a “Company Optional Redemption Interim Period”), the Company shall provide the Holders a subsequent written notice to that effect. If there is an Equity Conditions Failure during such Company Optional Redemption Interim Period, then the applicable Company Optional Redemption shall be null and void with respect to all or any part designated by such Holder of the applicable unconverted Company Optional Redemption Amount and such Holder shall be entitled to all the rights of a Holder with respect to such applicable Company Optional Redemption Amount. Notwithstanding anything to the contrary in this Section 10, until the applicable Company Optional Redemption Price is paid, in full, the applicable Company Optional Redemption Amount may be (i) converted, in whole or in part, by the Holders into shares of Common Stock pursuant to Section 5 and/or (ii) exchanged, in whole or in part, by a Holder into Exchange Notes and Exchange Series B Warrants pursuant to Section 16. All Conversion Amounts converted or exchanged by a Holder after the applicable Company Optional Redemption Notice Date shall reduce such Holder’s Company Optional Redemption Amount required to be redeemed on the applicable Company Optional Redemption Date. Company Optional Redemptions made pursuant to this Section 10 shall be made in accordance with Section 11. To the extent redemptions required by this Section 10 are deemed or determined by a court of competent jurisdiction to be prepayments of the Series A Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Series A Preferred Shares under this Section 10, the Holders’ damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holders. For the avoidance of doubt, any Conversion Amount that is subject to a Conversion Notice delivered to the Company may no longer be subject to a Company Optional Redemption even if the shares issuable upon such conversion have not been delivered on or prior to the Company Optional Redemption Date. If the Company elects to cause a Company Optional Redemption pursuant to this Section 10, then it must simultaneously take the same action in the same proportion with respect to all Series A Preferred Shares to the extent practicable or, if the pro rata basis is not practicable for any reason, by lot or such other equitable method as the Company determines in good faith.

(11) Redemptions.

(a) General. The Company shall pay the applicable Redemption Price on the applicable Redemption Date to each Holder in cash by wire transfer of immediately available funds pursuant to wire instructions provided by such Holder in writing to the Company on the applicable due date. In the event of a redemption of less than all of the Conversion Amount of a Holder’s Series A Preferred Shares, the Company shall promptly cause to be issued and delivered to the Holder a new Series A Preferred Stock Certificate representing the outstanding Stated Value which has not been redeemed and any accrued Dividend on such Stated Value and any accrued and unpaid Late Charges on such Stated Value and Dividends, if any, which shall be calculated as if no Redemption Notice has been delivered. If the Company is unable to redeem all of the Series A Preferred Shares submitted for redemption, the Company shall in addition to any remedy such Holder may have under this Certificate of Designations, pay to each Holder interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) in respect of each unredeemed Series A Preferred Share until paid in full.

(b) Redemption by Other Holders. Upon the Company’s receipt of notice from any Holder or holder of Notes, if any, for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 6(b), Section 7(a) or Section 8 or pursuant to analogous provisions set forth in the Notes (each, an “Other Redemption Notice”), the Company shall promptly, but no later than one (1) Business Day of its receipt thereof, forward to each Holder a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of such Holder’s Redemption Notice and ending on and including the date which is three

(3) Business Days after the Company’s receipt of a Holder’s Redemption Notice and the Company is unable to redeem the entire Redemption Prices and such other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each Holder and holder of Notes, if any, based on the Stated Value of the Series A Preferred Shares and principal amount of Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period.

(c) Insufficient Assets. If upon a Redemption Date, the assets of the Company are insufficient to pay the applicable Redemption Price, the Company shall redeem on such date, pro rata among the Holders and the Holders of Notes, if any, to be redeemed in proportion to the aggregate number of Series A Preferred Shares then held by each such holder and principal amounts of Notes outstanding on the applicable Redemption Date. Dividends on the Stated Value of the Series A Preferred Shares that have not been redeemed shall continue to accrue until such time as the Company redeems such Series A Preferred Shares.

(d) Void Redemption. In the event that the Company does not pay a Redemption Price within the applicable time period, at any time thereafter and until the Company pays such unpaid applicable Redemption Price in full, a Holder shall have the option to, in lieu of redemption, require the Company to promptly return to such Holder any or all of the Series A Preferred Shares that were submitted for redemption by such Holder and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid, by sending written notice thereof to the Company (the “Void Optional Redemption Notice”). Upon the Company’s receipt of such Void Optional Redemption Notice, (i) the Redemption Notice of Holder shall be null and void with respect to those Series A Preferred Shares subject to the Void Optional Redemption Notice and (ii) the Company shall immediately return any Series A Preferred Shares subject to the Void Optional Redemption Notice. A Holder’s delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of any amounts, including Late Charges, which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

(12) Reservation of Shares.

(a) Reservation. The Company shall at all times reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock for the Series A Preferred Shares equal to 130% of the maximum number of shares of Common Stock issuable with respect to the Series A Preferred Shares (without regard to any limitations on conversion set forth in Section 5(e)). So long as any of Series A Preferred Shares are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Shares, at least the number of shares of Common Stock specified above in this Section 12(a) as shall from time to time be necessary to effect the conversion of all of the Series A Preferred Shares then outstanding, assuming that the Conversion Price at the applicable date of determination shall be the Conversion through the Maturity Date (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Series A Preferred Shares and for exercises of the Warrants and each increase in the number of shares so reserved shall be allocated among the Holders and the holders of the Warrants pro rata based on the total number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares then outstanding and upon exercise of the Warrants then outstanding (in each case, without regard to any limitations on conversion or exercise set forth in Section 5(e) and analogous provisions under the Warrants) (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer such holder’s Series A Preferred Shares or Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation with respect to such portion of Series A Preferred Shares and/or Warrants sold or otherwise transferred. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Series A Preferred Shares or Warrants shall be allocated to the Holders and the remaining holders of Warrants, pro rata based on the total number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares then outstanding and upon exercise of the Warrants then outstanding (in each case, without regard to any limitations on conversion or exercise set forth in Section 5(e) and analogous provisions under the Warrants).

(b) Insufficient Authorized Shares. If at any time while any of the Series A Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Series A Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall use its reasonable best efforts to promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Series A Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall either (x) obtain the written consent of its stockholders for the approval of an increase in the number of authorized shares of Common Stock and provide each stockholder with an information statement with respect thereto or (y) hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause the Board to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if during any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.

(13) Voting Rights. Each Holder shall be entitled to the whole number of votes equal to the number of shares of Common Stock into which such Holder’s Series A Preferred Shares would be convertible on the record date for the vote or consent of stockholders (without regard to any limitations on conversion, including, without limitation, the Maximum Percentage, but subject to the limitations on conversion set forth in Section 5(e)(ii)), and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock; provided, however, that the Required Holders, by written notice to the Company, may terminate the voting rights set forth in this Section 13 effective at any time from and after the registration of the Series A Preferred Shares under the Exchange Act. Each Holder shall be entitled to receive the same prior notice of any stockholders’ meeting as is provided to the holders of Common Stock in accordance with the bylaws of the Company, as well as prior notice of all stockholder actions to be taken by legally available means in lieu of a meeting, and shall vote as a class with the holders of Common Stock as if they were a single class of securities upon any matter submitted to a vote of stockholders, except those matters required by law or by the terms hereof to be submitted to a class vote of the Holders, in which case the Holders only shall vote as a separate class.

(14) Equal Treatment of Holders. No consideration shall be offered or paid to any of the Holders to amend or waive or modify any provision of the Series A Preferred Shares, unless the same consideration (other than the reimbursement of legal fees) is also offered to all of the Holders. This provision constitutes a separate right granted to each of the Holders by the Company and shall not in any way be construed as the Holders acting in concert or as a group with respect to the purchase, disposition or voting of securities or otherwise.

(15) No Dilutive Issuances. Until all of the Series A Preferred Shares have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, and the Company shall not permit any of its Subsidiaries to, without the prior written consent of the Required Holders, directly or indirectly, effect a Dilutive Issuance (but excluding shares of Common Stock deemed to have been issued or sold by the Company (as determined pursuant to Section 5(g)) in connection with any Permitted Securities) on or prior to the date that is ninety (90) days following the Stockholder Meeting Deadline.

(16) Exchange. From and after the consummation of an Additional Closing any Holder may, in its sole and absolute discretion, exchange (an “Exchange”) all or any portion of such Holder’s Series A Preferred Shares (the Stated Value of the Series A Preferred Shares elected to be exchanged by such Holder, the “Exchange Amount”), without any additional consideration, for (i) Senior Secured Convertible Notes of the Company in the form attached as Exhibit B to the Securities Purchase Agreement (the “Exchange Notes”) and (ii) Series B Warrants to purchase Common Stock in the form attached as Exhibit C-2 to the Securities Purchase Agreement (the “Exchange Series B Warrants”). In the event that such Holder exercises this right, the Company shall take all actions necessary, advisable or reasonably requested by such Holder to cause such Exchange to be promptly consummated in favor of such Holder, and to promptly issue such Exchange Notes and Exchange Series B Warrants. The Exchange Notes (i) shall be of like tenor with the Notes issued on an Additional Closing pursuant to the Securities Purchase Agreement, (ii) shall represent, as indicated on the face of such new Exchange Note, the Exchange Amount, (iii) shall have an issuance date, as indicated on the face of such new Exchange Note, which is the date of the issuance of the applicable Exchange Note, (iv) shall have the same rights and conditions as the Notes issued on an Additional Closing pursuant to the Securities Purchase Agreement, including, without limitation, with respect to its ranking and security interest, and (v) shall represent accrued and unpaid Interest and Late Charges (each as defined in the Notes), if any, on the Principal (as defined in the Notes) and Interest of such Principal, equal to any accrued and unpaid Dividends and Late Charges, if any, on the Stated Value and Dividends of the Series A Preferred Shares surrendered in such Exchange through the date of the consummation of such Exchange. The Exchange Series B Warrants (i) shall be of like tenor with the Series B Warrants issued on the Initial Closing pursuant to the Securities Purchase Agreement, (ii) shall represent, as indicated on the face of such Exchange Series B Warrant, the right to purchase a number of Series B Warrant Shares equal to the applicable Exchange Amount divided by the Conversion Price as in effect on the applicable date such Exchange is consummated rounded up to the nearest whole number, (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the date of the issuance of the applicable Exchange Series B Warrants, and (iv) shall have the same rights and conditions as the Series B Warrants issued on the Initial Closing pursuant to the Securities Purchase Agreement. For the purposes of Rule 144, the Company acknowledges and agrees that the holding period of any Exchange Note and Exchange Series B Warrants may be tacked onto the holding period of the Series A Preferred Shares surrendered in such Exchange, and the Company agrees not to take a position contrary to this Section 16. Following any such exchange pursuant to this Section 16, such Holder’s Series A Preferred Shares Note shall remain outstanding in accordance with its terms as to all amounts payable hereunder that have not been exchanged for Exchange Notes and Series B Warrants in the applicable Exchange, if any. Upon the consummation of an Exchange any shares of Common Stock reserved with respect to the Preferred Shares being exchanged shall become available for any shares of Common Stock issuable with respect to the Exchange Series B Warrants issued in such Exchange.

(17) Vote to Change the Terms of or Issue Series A Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, the affirmative vote of the Required Holders at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, shall be required before the Company may: (a) amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Shares, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of shares of Series A Preferred Shares; (c) change, amend or waive any provision of the Certificate of Designations with respect to the Series A Preferred Shares or (d) whether or not prohibited by the terms of the Series A Preferred Shares, circumvent a right of the Series A Preferred Shares by merger, consolidation or otherwise. Any amendment or waiver to this Certificate of Incorporation made in conformity with the provisions of this Section 18 shall be binding on all Holders. No such amendment or waiver shall be effective to the extent that it applies to less than all of the Holders. No vote of any class of stock other than the Series A Preferred Shares shall be required to change, amend or waive any provision of the Certificate of

Designations with respect to the Series A Preferred Shares except as required by law or by another provision of the Certificate of Incorporation,

(18) Dispute Resolution. In the case of a dispute as to the determination of the Weighted Average Price, Closing Bid Price or the Closing Sale Price or the arithmetic calculation of the Conversion Rate, the Conversion Price or any Redemption Price, the Company shall pay the applicable Redemption Price that is not disputed or shall instruct the Transfer Agent to issue to such Holder the number of shares of Common Stock that is not disputed, and the Company shall submit the disputed determinations or arithmetic calculations within two (2) Business Days of the delivery of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the applicable Holder. If such Holder and the Company are unable to agree upon such determination or calculation within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to such Holder, then the Company shall, within two (2) Business Days submit (a) the disputed determination of the Weighted Average Price, the Closing Bid Price or the Closing Sale Price to an independent, reputable investment bank selected by such Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed, or (b) the disputed arithmetic calculation of the Conversion Rate, Conversion Price or any Redemption Price to an independent, outside accountant, selected by such Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed. The Company, at its expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the applicable Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

(19) General Provisions.

(a) In addition to the above provisions with respect to Series A Preferred Shares, such Series A Preferred Shares shall be subject to and be entitled to the benefit of the provisions set forth in the Certificate of Incorporation of the Company with respect to preferred stock of the Company generally; provided, however, that in the event of any conflict between such provisions, the provisions set forth in this Certificate of Designations shall control.

(b) Any Series A Preferred Shares which are converted, repurchased or redeemed in full shall be automatically be deemed cancelled and shall not be reissued, sold or transferred.

(c) Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.

(d) Whenever any payment of cash is to be made by the Company to any Person pursuant to this Certificate of Designations, such payment shall be made in lawful money of the United States of America via wire transfer of immediately available funds to an account designated by such Holder; provided, that a Holder, upon written notice to the Company, may elect to receive a payment of cash in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Buyers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement). Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of six percent (6.0%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

(e) To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Certificate of Designations.

(20) Governing Law; Jurisdiction; Jury Trial. This Certificate of Designations shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holders from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holders, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holders. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.

(21) Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Series A Preferred Stock Certificates representing the Series A Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by such Holder to the Company in customary form (but without any obligation to post a surety or other bond) and, in the case of mutilation, upon surrender and cancellation of the Series A Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date within five (5) Business Days of receipt of such evidence.

(22) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations and any of the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion, redemption and the like (and the computation thereof) shall be the amounts to be received by such Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(23) Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Buyers and shall not be construed against any Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations.

(24) Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(25) Transfer of Series A Preferred Shares. Each Holder may offer, sell, assign or transfer all or any portion of such Holder’s Series A Preferred Shares, the accompanying rights thereunder and shares of Common Stock issued pursuant to the terms hereof without the consent of the Company, subject only to the provisions of Section 2(f) of the Securities Purchase Agreement. Holders shall have such right to transfer and to exercise rights with respect to fractional Series A Preferred Shares and any redemptions of Series A Preferred Shares by the Company shall be made calculating the number of applicable Series A Preferred Shares to one-ten thousandth of a Series A Preferred Share.

(26) Series A Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Series A Preferred Shares, in which the Company shall record the name and address of the persons in whose name the Series A Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Series A Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

(27) Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the rules and regulations of the Principal Market, the DGCL, this Certificate of Designations or otherwise with respect to the issuance of the Series A Preferred Shares or the Common Stock issuable upon conversion thereof may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders, all in accordance with the applicable rules and regulations of the Principal Market and the DGCL. This provision is intended to comply with the applicable sections of the DGCL permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

(28) Disclosure. Except if an individual affiliated with such Holder serves on the Board, including pursuant to the Governance Agreement, upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, such Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

(29) Independent Nature of Holders’ Obligations and Rights. The rights and obligations of each Holder under any Transaction Document are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute such Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Certificate of Designations or out of any other Transaction Documents, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(30) Payment of Collection, Enforcement and Other Costs. If (a) any Series A Preferred Shares of a Holder is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or a Holder otherwise takes action to collect amounts due under such Holder’s Series A Preferred Shares or to enforce the provisions of such Series A Preferred Shares or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under a Holder’s Series A Preferred Shares, then the Company shall pay the costs incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

(31) Certain Definitions. For purposes of this Certificate of Designations the following terms shall have the following meanings:

(a) “Additional Closing” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(b) “Additional Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(c) “Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act and, for purposes of Section 3(e), shall also include with respect to any Person, any other Person whose securities would be deemed to be constructively owned by such first Person, owned by a single “entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(d) “Approved Investment” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(e) “Approved Stock Plan” means any employee benefit plan which has been approved by the Board, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

(f) “Attribution Parties” means, collectively, the following Persons: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by such Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of such Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with such Holder or any of the foregoing and (iv) any other Person whose beneficial ownership of the Common Stock would or could be aggregated with such Holder’s and its other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively such Holder and all of its other Attribution Parties to the Maximum Percentage.

(g) “Bloomberg” means Bloomberg Financial Markets.

(h) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(i) “Buyer” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(j) “Calendar Quarter” means each of: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.

(k) “Capital Stock” means:

(i) in the case of a corporation, corporate stock;

(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

(l) “Change of Control” means any Fundamental Transaction other than (i) an Approved Investment, (ii) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of a of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company; provided, however, that a Change of Control will be deemed not to have occurred if ninety percent (90%) or more of the consideration in the transaction or transactions which otherwise would constitute a Change of Control consists of shares of common stock, depositary receipts or other certificates representing common equity interests traded or to be traded immediately following such transaction on an Eligible Market.

(m) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 19. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Common Stock occurring during the applicable calculation period.

(n) “Code” means the Internal Revenue Code of 1986, as amended.

(o) “Common Stock” means (i) the Company’s shares of common stock, par value $0.001 per share and (ii) any capital stock into which such Common Stock shall be changed or any capital stock resulting from a reorganization, recapitalization or reclassification of such Common Stock.

(p) “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 5(f)(i)(A) and 5(f)(i)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable pursuant to the terms of the Certificate of Designations.

(q) “Conversion Amount” means, for each Series A Preferred Share, the sum of (A) the Stated Value to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Dividends, if any, with respect to such Stated Value and (C) accrued and unpaid Late Charges, if any, with respect to such Stated Value and Dividends, if any.

(r) “Conversion Price” means, as of any Conversion Date or other date of determination, $3.65, as adjusted as provided herein.

(s) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(t) “Designee” means Starboard Value LP or any of its Affiliates.

(u) “Eligible Market” means the Principal Market, The New York Stock Exchange, The Nasdaq Capital Market, The Nasdaq Global Market or the NYSE American.

(v) “Equity Conditions” means each of the following conditions: (i) on each day during the Equity Conditions Measuring Period, either (x) one or more Registration Statements filed and required to be filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions, in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable pursuant to the terms of the Certificate of Designations, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions, shall be eligible for sale without restriction or limitation pursuant to Rule 144 and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period the Company shall have no knowledge of any fact that would reasonably be expected to cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions, in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable pursuant to the terms of the Certificate of Designations, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions, not to be eligible for sale without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act and any applicable state securities laws; (iii) the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions may be issued in full without violating Section 5(e) hereof and the rules or regulations of the Principal Market or any other applicable Eligible Market (for the avoidance of doubt, failure of this clause (iii) shall not be deemed an Equity Conditions Failure provided that the Company complies with the applicable provisions of Section 5(d)); (iv) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been commenced or pending with delisting or suspension reasonably expected to occur within thirty (30) days of each applicable date of determination either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (v) the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market; (vi) during the Equity Conditions Measuring Period, the Company shall have delivered shares of Common Stock pursuant to the terms of the Certificate of Designations and to the holders on a timely basis as set forth in Section 5(c) hereof; (vii) if the event requiring the satisfaction of the Equity Conditions is a Mandatory Conversion, the Mandatory Conversion Price Condition is satisfied; and (viii) during the Equity Conditions Measuring Period, Holder shall not be in possession of any material, nonpublic information received from the Company, any Subsidiary or its respective agent or Affiliates.

(w) “Equity Conditions Failure” means that on the applicable date of determination through the applicable date of determination, the Equity Conditions have not each been satisfied (or waived in writing by such Holder, provided that the Equity Condition set forth in clause (iii) of such definition shall not be waivable by any Holder).

(x) “Equity Conditions Measuring Period” means each day during the period beginning thirty (30) Trading Days immediately prior to the applicable date of determination and ending on and including the applicable date of determination; provided, however, if the event requiring the satisfaction of the Equity Conditions is a Mandatory Conversion, the Equity Conditions Measuring Period shall mean the applicable date of determination.

(y) “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock other than the Stockholders Notes).

(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(aa) “Excluded Securities” means any shares of Common Stock issued or issuable: (A) under any Approved Stock Plan; (B) pursuant to the terms of this Certificate of Designations or upon the exercise of the Warrants; provided that the terms of Warrants or the Certificate of Designations, as applicable, are not amended, modified or changed on or after the Subscription Date to increase the number of shares issued or issuable pursuant to such securities (other than in connection with stock splits or combinations) or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities; and (C) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided that the terms of such Options or Convertible Securities, as applicable, are not amended, modified or changed on or after the Subscription Date to increase the number of shares issued or issuable pursuant to such securities (other than in connection with stock splits or combinations) or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities.

(bb) “Freely Tradable Shares” means (x) from and after the six (6) month anniversary of the Issuance Date, shares of Common Stock without any restrictive legend that are eligible for resale by the applicable Holder without restriction or limitation pursuant to Rule 144 of the Securities Act other than the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) and any limitation on the amount of such sales pursuant to Rule 144(e) (or any successor thereto) of the Securities Act, and (y) from and after the earlier of the Effectiveness Deadline and the Effective Date (each as defined in the Registration Rights Agreement), shares of Common Stock that are eligible for resale by the applicable Holder without restriction or limitation pursuant to an effective Registration Statement that is available for use.

(cc) “Fundamental Transaction” means (i) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (a) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (b) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (c) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of more than either (1) 50% of the outstanding shares of Common Stock, (2) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (3) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding shares of Common Stock, or (d) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby such Subject Entities, individually or in the aggregate, acquire, either (1) more than 50% of the outstanding shares of Common Stock, (2) more than 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (3) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding shares of Common Stock, or (e) reorganize, recapitalize or reclassify its Common Stock, (ii) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (a) more than 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (b) more than 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by all such Subject Entities as of the Subscription Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (c) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (iii) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(dd) “Governance Agreement” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ee) “Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(ff) “Holder Optional Redemption Premium” means (i) in the case of the Holder Optional Trigger Events set forth in clauses (i) and (ii) of Section 8, 115%, (ii) in the case of the Holder Optional Trigger Event set forth in clause (iii) of Section 8, 100% and (ii) in the case of the Holder Optional Trigger Event set forth in clause (iv) of Section 8, 110%.

(gg) “Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions, or adoption of any plan for the same.

(hh) “Make-Whole Amount” means a cash amount per $100 Conversion Amount of Series A Preferred Shares being redeemed in a Change of Control determined by multiplying the applicable Make-Whole Stock Price (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the Subscription Date) by the amount set forth in the table below (with interpolation for Make-Whole Stock Prices between the amounts in the columns below) corresponding to the date of the Change of Control occurring after the date in the first column but prior to the date, if any, on the immediately following row of the first column below:

Change of Control Redemption Date	Make-Whole Stock Price
	$1.00 or less	$1.25	$1.50	$1.75	$2.00	$2.25	$2.50	$2.75	$3.00	$3.25	$3.50	$3.75	$4.00	$4.25	$4.50	$10.00	$50.00	$100.00 or greater
11/15/2019	16.61	16.40	16.49	16.63	16.92	17.31	17.76	17.93	18.41	22.24	22.18	21.50	19.87	18.38	17.53	5.46	0.95	0.47
11/15/2020	21.98	20.84	20.35	20.24	20.32	20.16	20.44	20.39	20.35	20.83	20.82	20.21	18.65	17.18	16.38	4.84	0.80	0.40
11/15/2021	19.02	18.20	17.93	18.02	18.26	18.23	18.61	18.64	18.68	19.25	19.29	18.76	17.27	15.83	15.09	4.14	0.65	0.32
11/15/2022	15.86	15.35	15.31	15.59	15.98	16.08	16.56	16.69	16.80	17.47	17.56	17.12	15.71	14.29	13.61	3.35	0.49	0.24
11/15/2023	12.42	12.35	12.51	12.81	13.17	13.70	13.95	14.48	14.70	15.41	15.60	15.26	13.72	12.90	11.68	2.56	0.31	0.16
11/15/2024	9.03	9.26	9.63	10.02	10.59	11.09	11.56	11.97	12.55	12.89	13.43	13.17	11.78	10.55	9.85	1.38	0.16	0.08
11/15/2025	5.42	5.81	6.32	6.97	7.61	8.26	8.92	9.53	10.10	10.61	11.03	10.75	9.58	8.55	7.56	0.03	0.01	0.00
11/15/2026	1.99	2.23	2.66	3.25	3.94	4.70	5.47	6.28	7.04	7.80	8.55	8.53	7.48	6.63	5.90	0.00	0.00	0.00
11/15/2027	0.05	0.04	0.03	0.03	0.02	0.03	0.06	0.25	0.79	1.79	3.12	3.82	3.52	3.30	3.12	0.00	0.00	0.00

The exact Make-Whole Stock Price and Change of Control Redemption Date may not be set forth in the table above, in which case, if the Make-Whole Stock Price is between two such amounts in the table or the Change of Control Redemption Date is between two Change of Control Redemption Dates in the table, the applicable value will be determined by straight-line interpolation between the applicable value set forth for the higher and lower Make-Whole Stock Prices and the earlier and later Change of Control Redemption Dates, as applicable, based on a 365-day year. In no event shall the Make-Whole Amount be greater than or less than the maximum and minimum values set forth in the table above and no Make-Whole Amount shall be paid with respect to a Change of Control occurring on or after November 15, 2027.

(ii) “Make-Whole Stock Price” means (i) the cash amount paid per share of Common Stock, if the holders of Common Stock receive only cash in the applicable Change of Control or (ii) in any other situation, the price of the Common Stock at the time of the consummation of the applicable Change of Control (all such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction relating to the Common Stock during such period).” Material Adverse Effect” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(jj) “Maturity Date” shall be November 15, 2027 (the “Original Maturity Date”), as may be extended at the option of any Holder with respect to such Holder’s Series A Preferred Shares (i) in the event that, and for so long as, a Triggering Event shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 31(rr)) or any event shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 31(rr)) that with the passage of time and the failure to cure would result in a Triggering Event and (ii) through the date that is ten (10) Business Days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice is delivered prior to the Maturity Date; provided, however, in the event a Holder elects to extend the Original Maturity Date as provided herein, the Company shall nevertheless have the right to pay the Maturity Redemption Price at any time after the Original Maturity Date so long as no properly delivered Conversion Notice is outstanding.

(kk) “Maximum Percentage” means, initially, 4.89%, which may be increased or decreased in accordance with the provisions of Section 5(e)(i); provided, however, that upon receipt by a Holder of a Mandatory Conversion Notice or a Company Optional Redemption Notice, then, the Maximum Percentage shall immediately and automatically, without any further action by such Holder, be set at such percentage set forth by the Company in such Mandatory Conversion Notice or Company Optional Redemption Notice, as applicable, which percentage shall not exceed the lowest of (i) if such Holder does not have an Affiliate that serves as a director on the Board and such Holder is not otherwise subject to Section 16 of the Exchange Act, 9.99%, (ii) such percentage that in the reasonable discretion of the Board does not trigger any adverse consequences to the Company, including but not limited to an adverse effect on the Company’s ability to use any available net operating loss and (iii) such percentage that in the reasonable discretion of the Holder does not trigger any adverse consequences to the Holder; provided, further, that immediately following the consummation of the applicable Mandatory Conversion or Company Optional Redemption, as the case may be, the Maximum Percentage shall again be set at 4.89%, which may be increased or decreased in accordance with the provisions of Section 5(e)(i).

(ll) “Notes” means: (i) the SPA Notes, (ii) all Senior Secured Convertible Notes, if any, issued by the Company in an Exchange and (iii) all Stockholders Notes.

(mm) “Option Value” means the value of an Option calculated using the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of (A) the Trading Day prior to the public announcement of the issuance of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of (A) the Trading Day immediately following the public announcement of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price of the Common Stock during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the issuance of the applicable Option and ending on (A) the Trading Day immediately following the public announcement of such issuance, if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

(nn) “Options” means any rights, warrants or options to subscribe for or purchase (i) shares of Common Stock or (ii) Convertible Securities.

(oo) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common capital stock or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Required Holders, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(pp) “Permitted Securities” means (i) Excluded Securities and (ii) securities issued by the Company in a primary offering pursuant to a registration statement that is declared effective under the Securities Act.

(qq) “Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(rr) “Principal Market” means The Nasdaq Global Select Market.

(ss) “Preferential Dividend Rate” means, initially, 3.00% per annum (the “Initial Preferential Dividend Rate”), and from and after the consummation of an Approved Investment, the Initial Preferential Dividend Rate shall be increased to 8.00% per annum.

(tt) “Redemption Dates” means, collectively, each Triggering Event Redemption Date, each Change of Control Redemption Date, the Company Optional Redemption Date, each Holder Optional Redemption Date and the Maturity Date, each of the foregoing, individually, a “Redemption Date”.

(uu) “Redemption Notices” means, collectively, each Notice of Redemption at Option of Holder, each Change of Control Redemption Notice, the Company Optional Redemption Notice, each Holder Optional Redemption Notice and any other redemption notices set forth herein, each of the foregoing, individually, a “Redemption Notice”.

(vv) “Redemption Prices” means, collectively, each Triggering Event Redemption Price, each Change of Control Redemption Price, the Company Optional Redemption Price, each Holder Optional Redemption Price, the Maturity Date Redemption Price and any other redemption price set forth herein (including, in each case, any interest and damages thereon), each of the foregoing, individually, a “Redemption Price”.

(ww) “Registrable Securities” shall have the meaning ascribed to such term in the Registration Rights Agreement.

(xx) “Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Company and the Buyers, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

(yy) “Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.

(zz) “Required Holders” means the Holders representing at least a majority of the aggregate Series A Preferred Shares then outstanding and shall include the Designee so long as the Designee and/or any of its Affiliates is a Holder.

(aaa) “SEC” means the United States Securities and Exchange Commission.

(bbb) “Securities Act” means the Securities Act of 1933, as amended.

(ccc) “Securities Purchase Agreement” means that certain securities purchase agreement, dated as of the Subscription Date, by and among the Company and the Buyers pursuant to which the Company issued the Series A Preferred Shares, the Notes and the Warrants, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

(ddd) “Series A Warrants” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(eee) “Series B Warrants” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(fff) “Series B Warrant Shares” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ggg) “SPA Notes” means all Senior Secured Convertible Notes, if any, issued by the Company pursuant to the Securities Purchase Agreement on an Additional Closing Date.

(hhh) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Eligible Market with respect to the Common Stock as in effect on the date of delivery of the applicable Conversion Notice.

(iii) “Stated Value” means, per Series A Preferred Share, $100, subject to adjustment to preserve such value for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar events relating to the Series A Preferred Shares after the Subscription Date.

(jjj) “Stockholder Approval” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(kkk) “Stockholder Meeting Deadline” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(lll) “Stockholders Notes” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(mmm) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(nnn) “Subscription Date” means November 18, 2019.

(ooo) “Subsidiary” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ppp) “Successor Entity” means one or more Person or Persons (or, if so elected by the Required Holders, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Required Holders, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(qqq) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock on such day, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(rrr) “Transaction Documents” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(sss) “Transfer Agent” means Computershare Trust Company, N.A. or such other agent or agents of the Company as may be designated by the Board as the transfer agent for the Preferred Stock and/or the Common Stock, as applicable.

(ttt) “Treasury Regulations” means the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

(uuu) “Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(vvv) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 19. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Common Stock occurring during the applicable calculation period.

* * * * *

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Clifford Press, its Chief Executive Officer, as of the 18th day of November, 2019.

ACACIA RESEARCH CORPORATION

By:	/s/ Clifford Press
Name: Clifford Press
Title: Chief Executive Officer

EXHIBIT I

ACACIA RESEARCH CORPORATION

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Acacia Research Corporation (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”), of Acacia Research Corporation, a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Number of Series A Preferred Shares to be converted:

Stock certificate no(s). of Series A Preferred Shares to be converted:

Tax ID Number (If applicable):

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Series A Preferred Shares are being converted to the Holder, or for its benefit, as follows:

Notwithstanding anything to the contrary contained herein, this Conversion Notice shall constitute a representation by the Holder of the Series A Preferred Shares submitting this Conversion Notice that after giving effect to the conversion provided for in this Conversion Notice, such Holder (together with its Attribution Parties) will not have beneficial ownership of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Common Stock of the Company as determined based on the Reported Outstanding Share Number and otherwise pursuant to the provisions of Section 5(e)(i) of the Certificate of Designations.

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

Address:

Telephone Number:

Facsimile Number:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Computershare Trust Company, N.A. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated November 18, 2019 from the Company and acknowledged and agreed to by Computershare Trust Company, N.A.

ACACIA RESEARCH CORPORATION

By:

Name:
Title:

Appendix C

[FORM OF SERIES A WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS ELIGIBLE TO BE SOLD OR SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ACACIA RESEARCH CORPORATION

SERIES A WARRANT TO PURCHASE COMMON STOCK

Warrant No.:

Number of Shares of Common Stock: [●]

Date of Issuance: November 18, 2019 (“Issuance Date”)

Acacia Research Corporation, a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [STARBOARD], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date, (as defined below), [● ([●])1] fully paid nonassessable shares of Common Stock, subject to adjustment as provided herein (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Series A Warrant to Purchase Common Stock (including any Series A Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, this “Warrant”), shall have the meanings set forth in Section 18. This Warrant is one of the Series A Warrants to purchase Common Stock (the “SPA Warrants”) issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of November 18, 2019 (the “Subscription Date”), by and among the Company and the investors (the “Buyers”) referred to therein (as may be amended, amended and restated, supplemented or otherwise modified from time to time the “Securities Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Securities Purchase Agreement.

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder at any time or times on or after the Issuance Date, in whole or in part, by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. On or prior to the Trading Day immediately preceding the applicable Share Delivery Date (as defined below), the Holder shall either (A) pay to the Company an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash by wire transfer of immediately available funds or (B) notify the Company that this Warrant is being exercised pursuant to a

[1]

Insert an aggregate of 5,000,000 Warrant Shares (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the Subscription Date) to be allocated among the Buyers as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement.

Cashless Exercise (as defined in Section 1(d)), which notice may be included in the applicable Exercise Notice. For the avoidance of doubt, the portion of this Warrant corresponding to the number of shares referenced in an Exercise Notice shall be deemed exercised by the Holder upon delivery to the Company of: (i) such Exercise Notice and (ii) unless the applicable Exercise Notice indicates such exercise is effected pursuant to a Cashless Exercise, the applicable Aggregate Exercise Price. No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice be required. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first (1st) Trading Day following the date on which the Holder has delivered an Exercise Notice, the Company shall send a confirmation of receipt of the Exercise Notice to the Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case, following the date on which the Holder has delivered the Exercise Notice, so long as the Holder delivers the Aggregate Exercise Price (or notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Holder has delivered the Exercise Notice (a “Share Delivery Date”) (provided that if the Aggregate Exercise Price (or notice of a Cashless Exercise) has not been delivered by such date, the applicable Share Delivery Date shall be one (1) Trading Day after the Aggregate Exercise Price (or notice of a Cashless Exercise) is delivered), the Company shall (X) provided that the Warrant Shares are subject to an effective resale registration statement in favor of the Holder or, if exercised via Cashless Exercise, can be immediately sold or transferred by the Holder pursuant to Rule 144, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit / Withdrawal At Custodian (“DWAC”) system, or (Y) otherwise, (i) issue, the number of Warrant Shares to which the Holder shall be entitled, with such restrictive legends as shall be required pursuant to Section 4(y) of the Securities Purchase Agreement, registered in the name of the Holder or its designee in book-entry form at the Transfer Agent and (ii) deliver to the address as specified in the Exercise Notice a copy from the Company’s books and records evidencing such issuance. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any. Upon delivery of the Exercise Notice and payment of the applicable Aggregate Exercise Price (or delivery of notice of Cashless Exercise), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is physically submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than five (5) Trading Days after delivery of this Warrant and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. While any SPA Warrants are outstanding, the Company shall use a transfer agent that participates in the DTC Fast Automated Securities Transfer (“FAST”) Program.

(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $3.65, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. If (I) on or prior to the applicable Share Delivery Date the Company shall fail to issue to a Holder in book-entry from at the Transfer Agent or credit the Holder’s balance account with DTC, as applicable, for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant or (II) if the Registration Statement covering the resale of the Warrant Shares that are the subject of the applicable Exercise Notice (the “Unavailable Warrant Shares”) is not available as required pursuant to the Registration Rights Agreement for the resale of such Unavailable Warrant Shares and the Company fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement so notify the Holder in writing (a “Notice Failure”) or (III) the Company fails to comply with its obligation to deliver shares of Common Stock as contemplated pursuant to clause (ii) below, (unless such failure is due solely to the action or inaction of the Holder or an agent of the Holder) (each of the foregoing events, an “Exercise Failure”), then, in addition to all other remedies available to the Holder, (X) the Company shall pay damages to the Holder for each Trading Day of such Exercise Failure in an amount equal to 2.0% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the applicable Share Delivery Date and to which the Holder is entitled, and (B) the Weighted Average Price of the shares of Common Stock on the applicable Share Delivery Date, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company’s obligations to make any payments which may have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise. In addition to the foregoing, if an Exercise Failure occurs, and if on or after the applicable Share Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock relating to the applicable Exercise Failure (a “Buy-In”), then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to issue and deliver such certificate or credit the Holder’s balance account with DTC for such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the Holder’s balance account with DTC for such shares of Common Stock, as applicable, and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price of the Common Stock on the date of the applicable exercise. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon exercise of this Warrant as required pursuant to the terms hereof, but if the Holder exercises its Buy-In right, then such remedy shall be the sole and exclusive remedy for such Exercise Failure.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C)
B

For purposes of the foregoing formula:

A	=	the total number of shares with respect to which this Warrant is then being exercised.

B	=	the arithmetic average of the Weighted Average Prices of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C	=	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the date hereof, the Company hereby acknowledges and agrees that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

(f) Limitation on Exercises.

(1) Beneficial Ownership. Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of the Maximum Percentage of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and its other Attribution Parties shall include the number of shares of Common Stock beneficially owned by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable to the Holder upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of its other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the Series A Preferred Shares, the Series B Warrants and the other SPA Warrants) beneficially owned by the Holder or any of its other Attribution Parties subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f)(1). For purposes of this Section 1(f)(1), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission (the “SEC”), as the case may be, (y) a more recent public announcement by the Company or (3) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f)(1), to exceed the Maximum Percentage, the Holder shall notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any Exercise Price paid by the Holder for the Reduction Shares. Until the Holder provides the notice regarding Reduction Shares to the Company, the Company shall not be required to take any further action in connection with such Exercise Notice. For any reason at any time, upon the written request of the Holder delivered to the Company on to prior to 12:00 p.m. on any Trading Day, the Company shall within one (1) Trading Day confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant would result in the Holder and its other Attribution

Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and its other Attribution Parties’ aggregate beneficial ownership would exceed the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio and any portion of the Warrant so exercised shall be reinstated, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the Aggregate Exercise Price paid by the Holder for the Excess Shares and shall not be otherwise liable to Holder. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 4.89% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and its other Attribution Parties and not to any other holder of SPA Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f)(1) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f)(1) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(2) Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant, and the Holder shall not have the right to receive any shares of Common Stock upon exercise of this Warrant, to the extent the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue pursuant to the terms of the Certificate of Designations and upon exercise of the SPA Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount. Until such approval is obtained, the Holder and the holders of the other SPA Warrants shall not be issued in the aggregate, pursuant to the terms of the Certificate of Designations and upon exercise of any SPA Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the sum of the number of shares of Common Stock underlying the Series A Preferred Shares and Warrants issued to such Holder pursuant to the Securities Purchase Agreement on the Issuance Date and the denominator of which is the sum of the aggregate number of shares of Common Stock underlying all Series A Preferred Shares and Warrants issued to the Buyers pursuant to the Securities Purchase Agreement on the Issuance Date (with respect to each such holder of SPA Warrants, the “Exchange Cap Allocation”). In the event that any holder of SPA Warrants shall sell or otherwise transfer any of such holder’s SPA Warrants, the transferee shall be allocated a pro rata portion of such holder’s Exchange Cap Allocation with respect to such portion of the SPA Warrants sold or otherwise transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of SPA Warrants shall convert all of such holder’s Series A Preferred Shares and exercise all of such holder’s SPA Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders on a pro rata basis in proportion to the shares of Common Stock underlying the Series A Preferred Shares and SPA Warrants then held by each such Holder.

(g) Reservation. The Company shall at all times reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock for this Warrant and the other SPA Warrants equal to 130% of the maximum number of shares of Common Stock issuable with respect to the this Warrant and the other SPA Warrants (without regard to any limitations on exercise set forth in Section 3(d) and analogous provisions under the other SPA Warrants and as such number may be adjusted pursuant to Section 2 and/or Section 3). So long as this Warrant is outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of this Warrant and the other SPA Warrants, at least 130% of the maximum number of shares of Common Stock specified above in this Section 1(g) as shall from time to time be necessary to effect the exercise of this Warrant and all other SPA Warrants then outstanding (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Series A Preferred Shares and for the exercises of this Warrant, the other SPA Warrants and the Series B Warrants and each increase in the number of shares so reserved shall be allocated among the Holder, the holders of the Series A Preferred Shares, the other SPA Warrants and the Series B Warrants pro rata based on the total number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares then outstanding and upon exercise of this Warrant, the other SPA Warrants and the Series B Warrants then outstanding (in each case, without regard to any limitations on conversion or exercise set forth in Section 1(f) and analogous provisions under the Certificate of Designations, the other SPA Warrants and the Series B Warrants) (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer this Warrant or any of such holder’s Series A Preferred Shares, other SPA Warrants or Series B Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation with respect to such portion of Series A Preferred Shares, SPA Warrants and/or Series B Warrants sold or otherwise transferred. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Series A Preferred Shares, SPA Warrants or Series B Warrants shall be allocated to the Holder and the remaining holders of Series A Preferred Shares, SPA Warrants and Series B Warrants, pro rata based on the total number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares then outstanding and upon exercise of the SPA Warrants and Series B Warrants then outstanding (in each case, without regard to any limitations on conversion or exercise set forth in Section 1(f) and analogous provisions under the Certificate of Designations, the SPA Warrants and the Series B Warrants).

(h) Insufficient Authorized Shares. If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant and the other SPA Warrants at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall use its reasonable best efforts to promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant and the other SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall either (x) obtain the written consent of its stockholders for the approval of an increase in the number of authorized shares of Common Stock and provide each stockholder with an information statement with respect thereto or (y) hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if during any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.

(i) Cash Payment. In the event that (i) the Company is unable to issue and deliver, from and after the earlier of the Stockholder Approval or the Stockholder Approval Deadline, shares of Common Stock in accordance with the terms of the Transaction Documents by virtue of the limitation of the Exchange Cap by operation of Section 1(f)(2), (ii) the Company does not issue and deliver shares of Common Stock in accordance with the terms of the Transaction Documents by virtue of the Company not having a sufficient number of authorized shares as set forth in Section 1(g), (iii) any Exercise Default occurs for any reason other than the reasons set forth in the immediately preceding clauses (i) and (ii), or (iv) the Company does not, from and after the six (6) month anniversary of the Issuance Date, issue and deliver Freely Tradable Shares in accordance with the terms of the Transaction Documents, the Company shall pay cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company, on or prior to the applicable Share Delivery Date to the Holder in exchange for such number of shares of Common Stock that are not delivered or that are not Freely Tradable Shares, as applicable, upon exercise of this Warrant at a price equal to the product of (x) such number of shares of Common Stock and (y) the highest Closing Sale Price of the Common Stock in effect at any time during the period beginning on the date the Holder delivers to the Company the applicable Exercise Notice and ending on the date the Company makes the payment provided for in this sentence. For the avoidance of doubt, if the Company is required to make a cash payment to a Holder pursuant to this Section 1(i), the Company shall upon and to the extent of such cash payment have satisfied its obligation to deliver shares of Common Stock upon such exercise.

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Adjustment Upon Issuance of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Securities for a consideration per share less than a price (the “Applicable Price”)) equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance the Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price, which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the Option Value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued or sold for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value of such Options. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration determined by the Board of Directors in good faith, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such publicly traded securities on the date of receipt of such publicly traded securities. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, in each case determined by the Board of Directors in good faith. The fair value of any consideration other than cash or publicly traded securities will be determined by the Board of Directors in good faith. If the Required Holders object in writing to any determination of fair value by the Board of Directors pursuant to this subsection within five (5) Business Days of notice of such determination (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) Business Day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if any calculation pursuant to this Section 2(a)(iv) would result in an Exercise Price that is lower than the par value of the Common Stock, then the Exercise Price shall be deemed to equal the par value of the Common Stock.

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b) Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Voluntary Adjustment by Company. The Company may at any time, with the prior written consent of the Required Holders, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(d) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares, as mutually determined by the Company’s Board of Directors and the Required Holders, so as to protect the rights of the Holder under this Warrant; provided that no such adjustment pursuant to this Section 2(e) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, Options, evidence of Indebtedness (as defined in the Certificate of Designations) or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time on or after the Issuance Date, then, in each such case:

(a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the Exercise Price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercises of this Warrant, including, without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership or any other rights (except as set forth in this proviso) of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(b) Fundamental Transactions and Corporate Events; Put Right. Upon the occurrence or consummation of any Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of any Fundamental Transaction that, the Company and the Successor Entity or Successor Entities, jointly and severally, shall succeed to the Company and the Company shall cause any Successor Entity or Successor Entities to jointly and severally succeed to the Company, and be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the occurrence or consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock become entitled to receive securities, cash, assets or other property with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that, and any applicable Successor Entity or Successor Entities shall ensure that, and it shall be a required condition to the occurrence or consummation of such Corporate Event that the Holder will have the right to receive upon exercise of this Warrant at any time after the occurrence or consummation of such Corporate Event, shares of common stock or capital stock of the Successor Entity or Successor Entities, or if so elected by the Holder, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) the Holder is entitled to receive upon the exercise of this Warrant prior to such Corporate Event (but not in lieu of such items still issuable pursuant to Sections 3 and 4(a), which shall continue to be receivable on the Common Stock or on such shares of stock, securities, cash, assets or any other property otherwise receivable with respect to or in exchange for shares of Common Stock), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights and any shares of Common Stock) which the Holder would have been entitled to receive upon the occurrence or consummation of such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event, had this Warrant been exercised immediately prior to such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event (without regard to any limitations on exercise of this Warrant, including without limitation, the Maximum Percentage) (provided, however, to the extent that the Holder’s right to receive any such shares of publicly traded common stock (or their equivalent) of the Successor Entity would result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to receive such shares to such extent (and shall not be entitled to beneficial ownership or any other rights (except as set forth in this proviso) of such shares of publicly traded common stock (or their equivalent) of the Successor Entity as a result of such consideration to such extent) and the portion of such shares shall be held in abeyance for the Holder until such time or times, as its right thereto would not result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be delivered such shares to the extent as if there had been no such limitation). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

(c) Change of Control Put Right. Notwithstanding anything in this Warrant to the contrary, in the event of a Change of Control, at the request of the Holder delivered before the ninetieth (90th) day after the occurrence or consummation of such Change of Control, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, on the effective date of such Change of Control), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Change of Control.

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, 130% of the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of this Warrant and the other SPA Warrants then outstanding (without regard to any limitations on exercise and as such number may be adjusted pursuant to Section 2 and/or Section 3).

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will within five (5) Business Days of such surrender, issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (but without any obligation to post a surety or other bond) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant within five (5) Business Days of receipt of such evidence.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants within five (5) Business Days of such surrender (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no SPA Warrants for fractional Warrant Shares shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company shall give written notice to the Holder (i) promptly upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten

(10) Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event.

9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. Any change, amendment or waiver by the Company and the Required Holders shall be binding on the Holder of this Warrant and all holders of the other SPA Warrants.

10. GOVERNING LAW; JURISDICTION; JURY TRIAL. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all the Buyers and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

12. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed, and the Company shall submit the disputed determinations or arithmetic calculations within two (2) Business Days of the delivery of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed or (b) the disputed arithmetic calculation of the Warrant Shares to an independent, outside accountant, selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed. The Company, at its expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

14. TRANSFER. This Warrant and the Warrant Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company pursuant to the terms of Section 4(h), except as may otherwise be required by Section 2(f) of the Securities Purchase Agreement.

15. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the Company and the Holder as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Company or the Holder or the practical realization of the benefits that would otherwise be conferred upon the Company or the Holder. The Company and the Holder will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

16. DISCLOSURE. Except if an individual affiliated with the Holder serves on the Board of Directors of the Company, including pursuant to the Governance Agreement, upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

17. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

18. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended.

(b) “Affiliate” shall have the meaning ascribed to such term in Rule 405 of the 1933 Act and, for purposes of Section 1(f)(1), shall also include with respect to any Person, any other Person whose securities would be deemed to be constructively owned by such first Person, owned by a single “entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(c) “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

(d) “Attribution Parties” means, collectively, the following Persons: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Person whose beneficial ownership of the Common Stock would or could be aggregated with the Holder’s and its other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all its other Attribution Parties to the Maximum Percentage.

(e) “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable Change of Control, or, if such Change of Control is not publicly announced, the date such Change of Control occurs or is consummated, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request, (ii) an expected volatility equal to the greater of [●]% and the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of the applicable Change of Control, or, if Change of Control is not publicly announced, the date such Change of Control occurs or is consummated, (iii) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in the applicable Change of Control, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

(f) “Bloomberg” means Bloomberg Financial Markets.

(g) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(h) “Certificate of Designations” has the meaning ascribed to such term in the Securities Purchase Agreement.

(i) “Change of Control” means any Fundamental Transaction, other than (i) an Approved Investment (as defined in the Securities Purchase Agreement), (ii) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company; provided, however, that a Change of Control will be deemed not to have occurred if ninety percent (90%) or more of the consideration in the transaction or transactions which otherwise would constitute a Change of Control consists of shares of common stock, depositary receipts or other certificates representing common equity interests traded or to be traded immediately following such transaction on an Eligible Market.

(j) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Common Stock occurring during the applicable calculation period.

(k) “Code” means the Internal Revenue Code of 1986, as amended.

(l) “Common Stock” means (i) the Company’s shares of common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall be changed or any capital stock resulting from a reorganization, recapitalization or reclassification of such Common Stock.

(m) “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of the SPA Warrants.

(n) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(o) “Designee” means Starboard Value LP or any of its Affiliates.

(p) “Eligible Market” means the Principal Market, The New York Stock Exchange, The Nasdaq Capital Market, The Nasdaq Global Market or the NYSE American.

(q) “Excluded Securities” means any shares of Common Stock issued or issuable: (i) under any Approved Stock Plan; (ii) pursuant to the terms of the Certificate of Designations or upon the exercise of the SPA Warrants or the Series B Warrants; provided that the terms of the Certificate of Designations, SPA Warrants or the Series B Warrants, as applicable, are not amended, modified or changed on or after the Subscription Date to increase the number of shares issued or issuable pursuant to such securities (other than in connection with stock splits or combinations) or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities; and (iii) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided that the terms of such Options or Convertible Securities, as applicable, are not amended, modified or changed on or after the Subscription Date to increase the number of shares issued or issuable pursuant to such securities (other than in connection with stock splits or combinations) or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities.

(r) “Exercise Default” means the Company’s (A) failure to cure an Exercise Failure within five (5) Trading Days after the applicable Share Delivery Date or (B) notice, written or oral, to the Holder or any holder of other SPA Warrants or Series B Warrants, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for exercise of this Warrant, the other SPA Warrants or the Series B Warrants into shares of Common Stock that is tendered in accordance with the provisions of the Warrants, other than pursuant to Section 1(f) of this Warrant (and analogous provisions in the other SPA Warrants and the Series SA Warrant).

(s) “Expiration Date” means November 15, 2027.

(t) “Freely Tradable Shares” means (x) from and after the six (6) month anniversary of the Issuance Date, shares of Common Stock without any restrictive legend that are eligible for resale by the Holder without restriction or limitation pursuant to Rule 144 of the 1933 Act other than the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) and any limitation on the amount of such sales pursuant to Rule 144(e) (or any successor thereto) of the 1933 Act, and (y) from and after the earlier of the Effectiveness Deadline and the Effective Date (each as defined in the Registration Rights Agreement), shares of Common Stock that are eligible for resale by the Holder without restriction or limitation pursuant to an effective Registration Statement that is available for use.

(u) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of more than either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) more than 50% of the outstanding shares of Common Stock, (y) more than 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) more than 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (y) more than 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by all such Subject Entities as of the Subscription Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(v) “Governance Agreement” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(w) “Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(x) “Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions, or adoption of any plan for the same.

(y) “Maximum Percentage” means, initially, 4.89%, which may be increased or decreased in accordance with the provisions of Section 1(f)(1).

(z) “Option Value” means the value of an Option calculated using the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of (A) the Trading Day prior to the public announcement of the issuance of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (ii) an expected volatility equal to the greater of [●] volatility obtained from the HVT function on Bloomberg as of (A) the Trading Day immediately following the public announcement of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price of the Common Stock during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the issuance of the applicable Option and ending on (A) the Trading Day immediately following the public announcement of such issuance, if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

(aa) “Options” means any rights, warrants or options to subscribe for or purchase (i) shares of Common Stock or (ii) Convertible Securities.

(bb) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common capital stock or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Required Holders, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(cc) “Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(dd) “Principal Market” means The Nasdaq Global Select Market.

(ee) “Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Company and the Buyers, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

(ff) “Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.

(gg) “Required Holders” means the holders of the SPA Warrants representing at least a majority of the shares of Common Stock underlying the SPA Warrants then outstanding and shall include the Designee so long as the Designee or any of its Affiliates holds any SPA Warrants.

(hh) “Series A Preferred Shares” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ii) “Series B Warrants” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(jj) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Eligible Market with respect to the Common Stock as in effect on the date of delivery of the applicable Exercise Notice.

(kk) “Stockholder Approval” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ll) “Stockholder Approval Deadline” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(mm) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(nn) “Subsidiary” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(oo) “Successor Entity” means one or more Person or Persons (or, if so elected by the Required Holders, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Required Holders, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(pp) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock on such day, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(qq) “Transfer Agent” means Computershare Trust Company, N.A. or such other agent or agents of the Company as may be designated by the Company’s Board of Directors as the transfer agent for the Common Stock.

(rr) “Treasury Regulations” means the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

(ss) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Common Stock occurring during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Series A Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

ACACIA RESEARCH CORPORATION

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

SERIES A WARRANT TO PURCHASE COMMON STOCK

ACACIA RESEARCH CORPORATION

The undersigned Holder hereby exercises the right to purchase                      of the shares of Common Stock (“Warrant Shares”) of Acacia Research Corporation, a Delaware corporation (the “Company”), evidenced by the attached Series A Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

                     a “Cash Exercise” with respect to                              Warrant Shares; and/or

                     a “Cashless Exercise” with respect to                              Warrant Shares, resulting in a delivery obligation by the Company to the Holder of                      shares of Common Stock representing the applicable Net Number.

2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $                         to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the Holder                  Warrant Shares in accordance with the terms of the Warrant.

4. Please issue the Common Stock into which the Warrant is being exercised to the Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

Address:

Telephone Number:

Facsimile Number:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the Holder of the Warrant submitting this Exercise Notice that after giving effect to the exercise provided for in this Exercise Notice, such Holder (together with its Attribution Parties) will not have beneficial ownership of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Common Stock of the Company as determined based on the Reported Outstanding Share Number and otherwise pursuant to the provisions of Section 1(f)(1) of the Warrant.

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Date: ,

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Computershare Trust Company, N.A. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated November 18, 2019 from the Company and acknowledged and agreed to by Computershare Trust Company, N.A.

ACACIA RESEARCH CORPORATION

By:
Name:
Title:

Appendix D

[FORM OF SERIES B WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS ELIGIBLE TO BE SOLD OR SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ACACIA RESEARCH CORPORATION

SERIES B WARRANT To PURCHASE COMMON STOCK

Warrant No.:

Number of Shares of Common Stock: [●]

Date of Issuance: [      ]1 (“Issuance Date”)

Acacia Research Corporation, a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [STARBOARD], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the applicable Exercise Price (as defined below) then in effect, at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date, (as defined below), [● ([●])2] fully paid nonassessable shares of Common Stock, subject to adjustment as provided herein (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Series B Warrant to Purchase Common Stock (including any Series B Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, this “Warrant”), shall have the meanings set forth in Section 18. This Warrant is one of the Series B Warrants to purchase Common Stock (the “SPA Warrants”) issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of November 18, 2019 (the “Subscription Date”), by and among the Company and the investors (the “Buyers”) referred to therein (as may be amended, amended and restated, supplemented or otherwise modified from time to time the “Securities Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Securities Purchase Agreement.

[1]

Insert the Series B Warrant Closing Date (as defined in the Securities Purchase Agreement) or, in the case of an Exchange (as defined in the Certificate of Designations), the date of the issuance of the applicable Exchange Series B Warrants (as defined in the Certificate of Designations).

[2]

With respect to the Series B Warrants to be issued on the Series B Warrant Closing Date, insert an aggregate of 100,000,000 Warrant Shares (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the Subscription Date), to be allocated among the Buyers as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement.

With respect to the Series B Warrants to be issued upon an Exchange, insert the quotient obtained by dividing (i) the Conversion Amount (as defined in the Certificate of Designations) of the applicable Series A Preferred Shares surrendered in such Exchange, by (ii) the then applicable Conversion Price (as defined in the Certificate of Designations).

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder at any time or times on or after the Issuance Date, in whole or in part, by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. On or prior to the Trading Day immediately preceding the applicable Share Delivery Date (as defined below), the Holder shall either (A) provided that the applicable Exercise Notice is delivered to the Company on or prior to [●]3 (such date, the “Cash Exercise Expiration Date”), pay to the Company an amount equal to the applicable Cash Exercise Price (as defined in Section 1(b)) multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Cash Exercise Price”) in cash by wire transfer of immediately available funds (a “Cash Exercise”), (B) provided that the applicable Exercise Notice is delivered to the Company on or prior to [●]4, notify the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)), which notice may be included in the applicable Exercise Notice, or (C) notify the Company that this Warrant is being exercised by a cancellation of all or any portion of the Principal (as defined in the Notes) amount outstanding under the Holder’s (or the Holder’s designee’s) Notes (a “Note Cancellation”) in an amount equal to the Other Exercise Price (as defined in Section 1(b)) multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Other Exercise Price” and together with the Aggregate Cash Exercise Price, the “Aggregate Exercise Price”). For the avoidance of doubt, the portion of this Warrant corresponding to the number of shares referenced in an Exercise Notice shall be deemed exercised by the Holder upon delivery to the Company of: (i) such Exercise Notice and (ii) unless the applicable Exercise Notice indicates such exercise is effected pursuant to a Cashless Exercise or a Note Cancellation, and provided that the applicable Exercise Notice is delivered to the Company on or prior to the Cash Exercise Expiration Date, the Aggregate Cash Exercise Price. No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice be required. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first (1st) Trading Day following the date on which the Holder has delivered an Exercise Notice, the Company shall send a confirmation of receipt of the Exercise Notice to the Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case, following the date on which the Holder has delivered the Exercise Notice, so long as the Holder delivers the Aggregate Cash Exercise Price (or notice of a Cashless Exercise or notice of a Note Cancellation, as applicable) on or prior to the second (2nd) Trading Day following the date on which the Holder has delivered the Exercise Notice (a “Share Delivery Date”) (provided that if the Aggregate Cash Exercise Price (or notice of a Cashless Exercise or notice of a Note Cancellation) has not been delivered by such date, the applicable Share Delivery Date shall be one (1) Trading Day after the Aggregate Cash Exercise Price (or notice of a Cashless Exercise or notice of a Note Cancellation) is delivered), the Company shall (X) provided that the Warrant Shares are subject to an effective resale registration statement in favor of the Holder or, if exercised via Cashless Exercise or a Note Cancellation, can be immediately sold or transferred by the Holder pursuant to Rule 144, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit / Withdrawal At Custodian (“DWAC”) system, or (Y) otherwise, (i) issue the number of Warrant Shares to which the Holder shall be entitled, with such restrictive legends as shall be required pursuant to Section 4(y) of the Securities Purchase Agreement, registered in the name of the Holder or its designee in book-entry form at the Transfer Agent and (ii) deliver to the address as specified in the Exercise Notice a copy from the Company’s books and records evidencing such issuance; and

[3]	Insert the date that is 30 months following the Series B Warrant Closing Date.
[4]	Insert the date that is 30 months following the Series B Warrant Closing Date.

provided that the applicable exercise was effected through a Note Cancellation, the Company shall, on the applicable Share Delivery Date, pay to the Holder any (A) accrued and unpaid Interest (as defined in the Notes) with respect to the Principal amount cancelled pursuant to such Note Cancellation and (B) accrued and unpaid Late Charges (as defined in the Notes), if any, with respect to such Principal and Interest, in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any. Upon delivery of the Exercise Notice and payment of the applicable Aggregate Exercise Price (or delivery of notice of Cashless Exercise or a notice of a Note Cancellation), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is physically submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than five (5) Trading Days after delivery of this Warrant and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. While any SPA Warrants are outstanding, the Company shall use a transfer agent that participates in the DTC Fast Automated Securities Transfer (“FAST”) Program.

(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means, collectively, (i) in the event this Warrant is exercised pursuant to a Cash Exercise on or prior to the Cash Exercise Expiration Date, $5.25, subject to adjustment as provided herein (the “Cash Exercise Price”) and (ii) otherwise, $3.65, subject to adjustment as provided herein (the “Other Exercise Price”).

(c) Company’s Failure to Timely Deliver Securities. If (I) on or prior to the applicable Share Delivery Date the Company shall fail to issue to a Holder in book-entry from at the Transfer Agent or credit the Holder’s balance account with DTC, as applicable, for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant or (II) if the Registration Statement covering the resale of the Warrant Shares that are the subject of the applicable Exercise Notice (the “Unavailable Warrant Shares”) is not available as required pursuant to the Registration Rights Agreement for the resale of such Unavailable Warrant Shares and the Company fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement so notify the Holder in writing (a “Notice Failure”) or (III) the Company fails to comply with its obligation to deliver shares of Common Stock as contemplated pursuant to clause (ii) below, (unless such failure is due solely to the action or inaction of the Holder or an agent of the Holder) (each of the foregoing events, an “Exercise Failure”), then, in addition to all other remedies available to the Holder, (X) the Company shall pay damages to the Holder for each Trading Day of such Exercise Failure in an amount equal to 2.0% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the applicable Share Delivery Date and to which the Holder is entitled, and (B) the Weighted Average Price of the shares of Common Stock on the applicable Share Delivery Date, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company’s obligations to make any payments which may have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise. In addition to the foregoing, if an

Exercise Failure occurs, and if on or after the applicable Share Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock relating to the applicable Exercise Failure (a “Buy-In”), then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to issue and deliver such certificate or credit the Holder’s balance account with DTC for such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the Holder’s balance account with DTC for such shares of Common Stock, as applicable, and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price of the Common Stock on the date of the applicable exercise. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon exercise of this Warrant as required pursuant to the terms hereof, but if the Holder exercises its Buy-In right, then such remedy shall be the sole and exclusive remedy for such Exercise Failure.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Cash Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A	=	the total number of shares with respect to which this Warrant is then being exercised.

B	=	the arithmetic average of the Weighted Average Prices of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C	=	the Cash Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e) Disputes. In the case of a dispute as to the determination of the applicable Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

(f) Beneficial Ownership Limitation on Exercises. Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of the Maximum Percentage of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and its other Attribution Parties shall include the number of shares of Common Stock beneficially owned by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable to the Holder upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon

(A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of its other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the Series A Preferred Shares, the Series A Warrants and the other SPA Warrants) beneficially owned by the Holder or any of its other Attribution Parties subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f). For purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission (the “SEC”), as the case may be, (y) a more recent public announcement by the Company or (3) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, the Holder shall notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall, as applicable, either (i) return to the Holder any Exercise Price paid by the Holder for the Reduction Shares or (ii) restore the portion of the Principal amount of the Holder’s Note that was cancelled in a Note Cancellation effected to exercise the Warrants for the Reduction Shares. Until the Holder provides the notice regarding Reduction Shares to the Company, the Company shall not be required to take any further action in connection with such Exercise Notice. For any reason at any time, upon the written request of the Holder delivered to the Company on to prior to 12:00 p.m. on any Trading Day, the Company shall within one (1) Trading Day confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant would result in the Holder and its other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and its other Attribution Parties’ aggregate beneficial ownership would exceed the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio and any portion of the Warrant so exercised shall be reinstated, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the applicable Aggregate Exercise Price paid by the Holder for the Excess Shares and shall not be otherwise liable to Holder. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 4.89% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and its other Attribution Parties and not to any other holder of SPA Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(g) Reservation. The Company shall at all times reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock for this Warrant and the other SPA Warrants equal to 130% of the maximum number of shares of Common Stock issuable with respect to the this Warrant and the other SPA Warrants (without regard to any limitations on exercise set forth in Section 3(d) and analogous provisions under the other SPA Warrants and as such number may be adjusted pursuant to Section 2 and/or Section 3). So long as this Warrant is outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of this Warrant and the other SPA Warrants, at least 130% of the maximum number of shares of Common Stock specified above in this Section 1(g) as shall from time to time be necessary to effect the exercise of this Warrant and all other SPA Warrants then outstanding (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Series A Preferred Shares and for the exercises of this Warrant, the other SPA Warrants and the Series A Warrants and each increase in the number of shares so reserved shall be allocated among the Holder, the holders of the Series A Preferred Shares, the other SPA Warrants and the Series A Warrants pro rata based on the total number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares then outstanding and upon exercise of this Warrant, the other SPA Warrants and the Series A Warrants then outstanding (in each case, without regard to any limitations on conversion or exercise set forth in Section 1(f) and analogous provisions under the Certificate of Designations, the other SPA Warrants and the Series A Warrants) (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer this Warrant or any of such holder’s Series A Preferred Shares, other SPA Warrants or Series B Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation with respect to such portion of Series A Preferred Shares, SPA Warrants and/or Series A Warrants sold or otherwise transferred. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Series A Preferred Shares, SPA Warrants or Series A Warrants shall be allocated to the Holder and the remaining holders of Series A Preferred Shares, SPA Warrants and Series B Warrants, pro rata based on the total number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares then outstanding and upon exercise of the SPA Warrants and Series A Warrants then outstanding (in each case, without regard to any limitations on conversion or exercise set forth in Section 1(f) and analogous provisions under the Certificate of Designations, the SPA Warrants and the Series A Warrants).

(h) Insufficient Authorized Shares. If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant and the other SPA Warrants at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall use its reasonable best efforts to promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant and the other SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall either (x) obtain the written consent of its stockholders for the approval of an increase in the number of authorized shares of Common Stock and provide each stockholder with an information statement with respect thereto or (y) hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if during any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.

(i) Cash Payment. In the event that (i) the Company is unable to issue and deliver shares of Common Stock in accordance with the terms of the Transaction Documents by virtue of the Company not having a sufficient number of authorized shares as set forth in Section 1(g), (ii) any Exercise Default occurs for any reason other than the reason set forth in the immediately preceding clause (i), or (iii) the Company does not, from and after the six (6) month anniversary of the Issuance Date, issue and deliver Freely Tradable Shares in accordance with the terms of the Transaction Documents, the Company shall pay cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company, on or prior to the applicable Share Delivery Date to the Holder in exchange for such number of shares of Common Stock that are not delivered or that are not Freely Tradable Shares, as applicable, upon exercise of this Warrant at a price equal to the product of (x) such number of shares of Common Stock and (y) the highest Closing Sale Price of the Common Stock in effect at any time during the period beginning on the date the Holder delivers to the Company the applicable Exercise Notice and ending on the date the Company makes the payment provided for in this sentence. For the avoidance of doubt, if the Company is required to make a cash payment to a Holder pursuant to this Section 1(i), the Company shall upon and to the extent of such cash payment have satisfied its obligation to deliver shares of Common Stock upon such exercise.

(j) Holding Period. For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the date hereof, the Company hereby acknowledges and agrees that the Warrant Shares issued in a Cashless Exercise or upon a Note Cancellation shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. Each Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Adjustment Upon Issuance of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Securities for a consideration per share less than a price (the “Applicable Price”)) equal to each Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance such Exercise Price then in effect shall be reduced to an amount equal to the product of (A) such Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying such Exercise Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) such Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining such adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Prices shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Prices shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of each Exercise Price has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of such Exercise Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, each Exercise Price in effect at the time of such increase or decrease shall be adjusted to such Exercise Price, which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Prices then in effect.

(iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the Option Value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued or sold for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value of such Options. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration determined by the Board of Directors in good faith, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such publicly traded securities on the date of receipt of such publicly traded securities. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, in each case determined by the Board of Directors in good faith. The fair value of any consideration other than cash or publicly traded securities will be determined by the Board of Directors in good faith. If the Required Holders object in writing to any determination of fair value by the Board of Directors pursuant to this subsection within five (5) Business Days of notice of such determination (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) Business Day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if any calculation pursuant to this Section 2(a)(iv) would result in an Exercise Price that is lower than the par value of the Common Stock, then such Exercise Price shall be deemed to equal the par value of the Common Stock.

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b) Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, each Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, each Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Voluntary Adjustment by Company. The Company may at any time, with the prior written consent of the Required Holders, reduce any of then current Exercise Prices to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(d) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in each Exercise Price and the number of Warrant Shares, as mutually determined by the Company’s Board of Directors and the Required Holders, so as to protect the rights of the Holder under this Warrant; provided that no such adjustment pursuant to this Section 2(e) will increase any Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, Options, evidence of Indebtedness (as defined in the Certificate of Designations) or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time on or after the Issuance Date, then, in each such case:

(a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the Exercise Price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercises of this Warrant, including, without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership or any other rights (except as set forth in this proviso) of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(b) Fundamental Transactions and Corporate Events. Upon the occurrence or consummation of any Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of any Fundamental Transaction that, the Company and the Successor Entity or Successor Entities, jointly and severally, shall succeed to the Company and the Company shall cause any Successor Entity or Successor Entities to jointly and severally succeed to the Company, and be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the occurrence or consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock become entitled to receive securities, cash, assets or other property with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that, and any applicable Successor Entity or Successor Entities shall ensure that, and it shall be a required condition to the occurrence or consummation of such Corporate Event that the Holder will have the right to receive upon exercise of this Warrant at any time after the occurrence or consummation of such Corporate Event, shares of common stock or capital stock of the Successor Entity or Successor Entities, or if so elected by the Holder, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) the Holder is entitled to receive upon the exercise of this Warrant prior to such Corporate Event (but not in lieu of such items still issuable pursuant to Sections 3 and 4(a), which shall continue to be receivable on the Common Stock or on such shares of stock, securities, cash, assets or any other property otherwise receivable with respect to or in exchange for shares of Common Stock), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights and any shares of Common Stock) which the Holder would have been entitled to receive upon the occurrence or consummation of such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event, had this Warrant been exercised immediately prior to such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event (without regard to any limitations on exercise of this Warrant, including without limitation, the Maximum Percentage) (provided, however, to the extent that the Holder’s right to receive any such shares of publicly traded common stock (or their equivalent) of the Successor Entity would result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to receive such shares to such extent (and shall not be entitled to beneficial ownership or any other rights (except as set forth in this proviso) of such shares of publicly traded common stock (or their equivalent) of the Successor Entity as a result of such consideration to such extent) and the portion of such shares shall be held in abeyance for the Holder until such time or times, as its right thereto would not result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be delivered such shares to the extent as if there had been no such limitation). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

(c) Change of Control Put Right. Notwithstanding anything in this Warrant to the contrary, in the event of a Change of Control, at the request of the Holder delivered before the ninetieth (90th) day after the occurrence or consummation of such Change of Control, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, on the effective date of such Change of Control), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Change of Control.

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above any Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, 130% of the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of this Warrant and the other SPA Warrants then outstanding (without regard to any limitations on exercise and as such number may be adjusted pursuant to Section 2 and/or Section 3).

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will within five (5) Business Days of such surrender, issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (but without any obligation to post a surety or other bond) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant within five (5) Business Days of receipt of such evidence.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants within five (5) Business Days of such surrender (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no SPA Warrants for fractional Warrant Shares shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company shall give written notice to the Holder (i) promptly upon any adjustment of an Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event.

9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. Any change, amendment or waiver by the Company and the Required Holders shall be binding on the Holder of this Warrant and all holders of the other SPA Warrants.

10. GOVERNING LAW; JURISDICTION; JURY TRIAL. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all the Buyers and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

12. DISPUTE RESOLUTION. In the case of a dispute as to the determination of an Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall instruct the Transfer Agent to issue to the

Holder the number of shares of Common Stock that is not disputed, and the Company shall submit the disputed determinations or arithmetic calculations within two (2) Business Days of the delivery of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of an Exercise Price or the Warrant Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit (a) the disputed determination of such Exercise Price to an independent, reputable investment bank selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed or (b) the disputed arithmetic calculation of the Warrant Shares to an independent, outside accountant, selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed. The Company, at its expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

14. TRANSFER. This Warrant and the Warrant Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company pursuant to the terms of Section 4(h), except as may otherwise be required by Section 2(f) of the Securities Purchase Agreement.

15. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the Company and the Holder as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Company or the Holder or the practical realization of the benefits that would otherwise be conferred upon the Company or the Holder. The Company and the Holder will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

16. DISCLOSURE. Except if an individual affiliated with the Holder serves on the Board of Directors of the Company, including pursuant to the Governance Agreement, upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

17. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

18. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended.

(b) “Affiliate” shall have the meaning ascribed to such term in Rule 405 of the 1933 Act and, for purposes of Section 1(f), shall also include with respect to any Person, any other Person whose securities would be deemed to be constructively owned by such first Person, owned by a single “entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(c) “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

(d) “Attribution Parties” means, collectively, the following Persons: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Person whose beneficial ownership of the Common Stock would or could be aggregated with the Holder’s and its other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all its other Attribution Parties to the Maximum Percentage.

(e) “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable Change of Control, or, if such Change of Control is not publicly announced, the date such Change of Control occurs or is consummated, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request, (ii) an expected volatility equal to the greater of [●]% and the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of the applicable Change of Control, or, if Change of Control is not publicly announced, the date such Change of Control occurs or is consummated, (iii) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in the applicable Change of Control, (iv) a zero cost of borrow, (v) an Exercise Price equal to the Other Exercise Price and (vi) a 360 day annualization factor.

(f) “Bloomberg” means Bloomberg Financial Markets.

(g) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(h) “Certificate of Designations” has the meaning ascribed to such term in the Securities Purchase Agreement.

(i) “Change of Control” means any Fundamental Transaction, other than (i) an Approved Investment (as defined in the Securities Purchase Agreement), (ii) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company; provided, however, that a Change of Control will be deemed not to have occurred if ninety percent (90%) or more of the consideration in the transaction or transactions which otherwise would constitute a Change of Control consists of shares of common stock, depositary receipts or other certificates representing common equity interests traded or to be traded immediately following such transaction on an Eligible Market.

(j) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Common Stock occurring during the applicable calculation period.

(k) “Code” means the Internal Revenue Code of 1986, as amended.

(l) “Common Stock” means (i) the Company’s shares of common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall be changed or any capital stock resulting from a reorganization, recapitalization or reclassification of such Common Stock.

(m) “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of the SPA Warrants.

(n) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(o) “Designee” means Starboard Value LP or any of its Affiliates.

(p) “Eligible Market” means the Principal Market, The New York Stock Exchange, The Nasdaq Capital Market, The Nasdaq Global Market or the NYSE American.

(q) “Excluded Securities” means any shares of Common Stock issued or issuable: (i) under any Approved Stock Plan; (ii) pursuant to the terms of the Certificate of Designations or upon the exercise of the SPA Warrants or the Series A Warrants; provided that the terms of the Certificate of Designations, SPA Warrants or the Series A Warrants, as applicable, are not amended, modified or changed on or after the Subscription Date to increase the number of shares issued or issuable pursuant to such securities (other than in connection with stock splits or combinations) or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities; and (iii) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided that the terms of such Options or Convertible Securities, as applicable, are not amended, modified or changed on or after the Subscription Date to increase the number of shares issued or issuable pursuant to such securities (other than in connection with stock splits or combinations) or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities.

(r) “Exercise Default” means the Company’s (A) failure to cure an Exercise Failure within five (5) Trading Days after the applicable Share Delivery Date or (B) notice, written or oral, to the Holder or any holder of other SPA Warrants or Series A Warrants, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for exercise of this Warrant, the other SPA Warrants or the Series A Warrants into shares of Common Stock that is tendered in accordance with the provisions of the Warrants, other than pursuant to Section 1(f) of this Warrant (and analogous provisions in the other SPA Warrants and the Series SA Warrant).

(s) “Expiration Date” means November 15, 2027.

(t) “Freely Tradable Shares” means (x) from and after the six (6) month anniversary of the Issuance Date, shares of Common Stock without any restrictive legend that are eligible for resale by the Holder without restriction or limitation pursuant to Rule 144 of the 1933 Act other than the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) and any limitation on the amount of such sales pursuant to Rule 144(e) (or any successor thereto) of the 1933 Act, and (y) from and after the earlier of the Effectiveness Deadline and the Effective Date (each as defined in the Registration Rights Agreement), shares of Common Stock that are eligible for resale by the Holder without restriction or limitation pursuant to an effective Registration Statement that is available for use.

(u) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of more than either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all

Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) more than 50% of the outstanding shares of Common Stock, (y) more than 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) more than 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (y) more than 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by all such Subject Entities as of the Subscription Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(v) “Governance Agreement” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(w) “Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(x) “Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions, or adoption of any plan for the same.

(y) “Maximum Percentage” means, initially, 4.89%, which may be increased or decreased in accordance with the provisions of Section 1(f)(1).

(z) “Notes” means all Senior Secured Convertible Notes, if any, issued by the Company: (i) pursuant to the Securities Purchase Agreement on an Additional Closing Date (as defined in the Securities Purchase Agreement), (ii) an Exchange (as defined in the Certificate of Designations) and (iii) Stockholders Notes (as defined in the Securities Purchase Agreement) in an aggregate principal amount not to exceed $100,000,000, as contemplated in the Securities Purchase Agreement.

(aa) “Option Value” means the value of an Option calculated using the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of (A) the Trading Day prior to the public announcement of the issuance of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (ii) an expected volatility equal to the greater of [●] volatility obtained from the HVT function on Bloomberg as of (A) the Trading Day immediately following the public announcement of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price of the Common Stock during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the issuance of the applicable Option and ending on (A) the Trading Day immediately following the public announcement of such issuance, if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iv) a zero cost of borrow, (v) an Exercise Price equal to the Other Exercise Price and (vi) a 360 day annualization factor.

(bb) “Options” means any rights, warrants or options to subscribe for or purchase (i) shares of Common Stock or (ii) Convertible Securities.

(cc) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common capital stock or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Required Holders, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(dd) “Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(ee) “Principal Market” means The Nasdaq Global Select Market.

(ff) “Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Company and the Buyers, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

(gg) “Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.

(hh) “Required Holders” means the holders of the SPA Warrants representing at least a majority of the shares of Common Stock underlying the SPA Warrants then outstanding and shall include the Designee so long as the Designee or any of its Affiliates holds any SPA Warrants.

(ii) “Series A Preferred Shares” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(jj) “Series A Warrants” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(kk) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Eligible Market with respect to the Common Stock as in effect on the date of delivery of the applicable Exercise Notice.

(ll) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(mm) “Subsidiary” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(nn) “Successor Entity” means one or more Person or Persons (or, if so elected by the Required Holders, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Required Holders, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(oo) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock on such day, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(pp) “Transfer Agent” means Computershare Trust Company, N.A. or such other agent or agents of the Company as may be designated by the Company’s Board of Directors as the transfer agent for the Common Stock.

(qq) “Treasury Regulations” means the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

(rr) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Common Stock occurring during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Series B Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

ACACIA RESEARCH CORPORATION

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

SERIES B WARRANT TO PURCHASE COMMON STOCK

ACACIA RESEARCH CORPORATION

The undersigned Holder hereby exercises the right to purchase                          of the shares of Common Stock (“Warrant Shares”) of Acacia Research Corporation, a Delaware corporation (the “Company”), evidenced by the attached Series B Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

☐	a “Cash Exercise” with respect to Warrant Shares using the Cash Exercise Price; and/or

☐	a “Cashless Exercise” with respect to Warrant Shares using the Cash Exercise Price, resulting in a delivery obligation by the Company to the Holder of shares of Common Stock representing the applicable Net Number.

☐	a “Note Cancellation” with respect to Warrant Shares using the Other Exercise Price, cancelling $ outstanding under the Holder’s or the Holder’s designee’s Notes.

2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Cash Exercise Price in the sum of $                         to the Company in accordance with the terms of the Warrant. In the event that the holder has elected a Note Cancellation with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Other Exercise Price by cancellation of $                 of the aggregate unpaid Principal amount under Notes held by the Holder (or its designee) in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the Holder                      Warrant Shares in accordance with the terms of the Warrant.

4. Please issue the Common Stock into which the Warrant is being exercised to the Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

Address:

Telephone Number:

Facsimile Number:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the Holder of the Warrant submitting this Exercise Notice that after giving effect to the exercise provided for in this Exercise Notice, such Holder (together with its Attribution Parties) will not have beneficial ownership of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Common Stock of the Company as determined based on the Reported Outstanding Share Number and otherwise pursuant to the provisions of Section 1(f) of the Warrant.

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Date:                                          ,

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Computershare Trust Company, N.A. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated November 18, 2019 from the Company and acknowledged and agreed to by Computershare Trust Company, N.A.

ACACIA RESEARCH CORPORATION

By:
Name:
Title:

Appendix E

[FORM OF SENIOR SECURED NOTE]

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS ELIGIBLE TO BE SOLD OR SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3 AND 13(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3 OF THIS NOTE.

ACACIA RESEARCH CORPORATION

SENIOR SECURED NOTE

Issuance Date: [ ][1]	Original Principal Amount: U.S. $[●]

FOR VALUE RECEIVED, Acacia Research Corporation, a Delaware corporation (the “Company”), hereby promises to pay to [BUYER] or registered assigns (the “Holder”) in cash the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Payment Date (as defined below), the Maturity Date, acceleration, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Secured Note (including all Senior Secured Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Senior Secured Notes issued pursuant to the Securities Purchase Agreement on an Additional Closing Date that is the Issuance Date (collectively, the “Notes” and such other Senior Secured Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 27.

(1) PAYMENTS OF PRINCIPAL; PREPAYMENT. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, any accrued and unpaid Interest and any accrued and unpaid Late Charges (as defined in Section 19(b)) on such Principal and Interest. The “Maturity Date” shall be November 15, 2027. Other than as specifically permitted by this Note, the Company may not prepay any portion of the outstanding Principal, accrued and unpaid Interest or accrued and unpaid Late Charges on Principal and Interest, if any.

(2) INTEREST. Interest on this Note shall commence accruing on the Issuance Date at the Interest Rate and shall be computed on the basis of a 360-day year and twelve 30-day months and shall be payable semi-annually in arrears on each November 15 and May 15 after the Issuance Date, provided that if any such date falls on a day

[1]

Insert the applicable Additional Closing Date, or, in the case of an Exchange (as defined in the Certificate of Designations), the date of the issuance of the applicable Exchange Note (as defined in the Certificate of Designations).

that is not a Business Day, the next day that is a Business Day (each, an “Interest Payment Date”), to the Holder of record at the close of business on the preceding November 1 and May 1 (even if such day is not a Business Day) (each, an “Interest Record Date”). Interest shall be payable on each Interest Payment Date, to the record holder of this Note on the applicable Interest Record Date, in cash, by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company. Prior to the payment of Interest on an Interest Payment Date, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Redemption Amount on each Redemption Date. From and after the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to ten percent (10.0%) per annum. In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided, that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default; provided, further, that for the purpose of this Section 2, such Event of Default shall not be deemed cured unless and until any accrued and unpaid Interest shall be paid to the Holder, including, without limitation, Interest accrued at the increased rate of ten percent (10.0%) per annum.

(3) REGISTRATION; BOOK-ENTRY. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the Principal amount of the Notes (and stated interest thereon) held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest, if any, hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by the Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate Principal amount as the Principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 12. Notwithstanding anything to the contrary in this Section 3, the Holder may assign the Note or any portion thereof to an Affiliate of the Holder or a Related Fund of the Holder without delivering a request to assign or sell such Note to the Company and the recordation of such assignment or sale in the Register (a “Related Party Assignment”); provided, that (x) the Company may continue to deal solely with such assigning or selling Holder unless and until the Holder has delivered a request to assign or sell such Note or portion thereof to the Company for recordation in the Register; (y) the failure of such assigning or selling Holder to deliver a request to assign or sell such Note or portion thereof to the Company shall not affect the legality, validity, or binding effect of such assignment or sale and (z) such assigning or selling Holder shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register (the “Related Party Register”) comparable to the Register on behalf of the Company, and any such assignment or sale shall be effective upon recordation of such assignment or sale in the Related Party Register. Notwithstanding anything to the contrary set forth herein, upon redemption of any portion of this Note in accordance with the terms hereof or cancellation of any portion of this Note in accordance with Section 26, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Redemption Amount represented by this Note is being redeemed or cancelled, in which case the Holder shall deliver such certificate to the Company as soon as reasonably practicable following such redemption or cancellation or (B) the Holder has provided the Company with prior written notice requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges, if any, redeemed and/or cancelled and the dates of such redemptions and/or cancellations or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon redemption or cancellation. If the Company does not update the Register to record such Principal, Interest and Late Charges paid and the dates of such payments and cancellations within two (2) Business Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence.

(4) RIGHTS UPON EVENT OF DEFAULT.

(a) Event of Default. Each of the following events shall constitute an “Event of Default” and each of the events in clauses (iv) and (v) shall constitute a “Bankruptcy Event of Default”:

(i) the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be filed or declared effective within the applicable time period specified in the Registration Rights Agreement, or, at any time while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder’s Registrable Securities in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days or for more than an aggregate of fifteen (15) Trading Days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(ii) the Company’s failure to pay to the Holder any amount of Principal, Interest, Late Charges, Redemption Price or other amounts when and as due under this Note or any other Transaction Document, except, in the case of a failure to pay Interest and/or Late Charges when and as due, in which case only if such failure continues for a period of at least an aggregate of two (2) Business Days;

(iii) any acceleration or default-triggered redemption or conversion prior to maturity of any Indebtedness or preferred equity of the Company and/or any of its Subsidiaries in an aggregated principal amount and/or stated amount in excess of $10,000,000;

(iv) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

(vi) one or more judgments, orders or awards for the payment of money aggregating (above any insurance coverage or indemnity from a credit worthy party so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment, order or award is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment, order or award) in excess of $20,000,000 are rendered against the Company or any of its Subsidiaries and which judgments, orders or awards are not, within thirty (30) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay;

(vii) other than as specifically set forth in another clause of this Section 4(a), the Company or any of its Subsidiaries breaches any representation, warranty, covenant or other term or condition set forth in this Note, except, in the case of a breach of a covenant or other term or condition of any such agreement which is curable, only if such breach continues for a period of at least an aggregate of twenty (20) days;

(viii) if the Holder is a Designee, other than as specifically set forth in another clause of this Section 4(a), the Company or any of its Subsidiaries breaches any representation, warranty, covenant or other term or condition set forth in Sections 3(b), 3(c), 3(d), 3(e), 3(i), 3(j), 3(k), 3(l), 3(p), 3(q), 3(r),

3(v), 3(ee), 3(ii), 3(mm), 4(nn), 3(qq) or 4(v) of the Securities Purchase Agreement, except, in the case of a breach of a covenant or other term or condition of any such agreement which is curable, only if such breach continues for a period of at least an aggregate of thirty (30) days;

(ix) any breach or failure in any respect to comply with Section 10 of this Note, except, in the case of a breach or a failure which is curable, only if such breach continues for a period of at least an aggregate of thirty (30) days;

(x) any material provision of any Security Document (as determined by the Collateral Agent) shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Company or any Subsidiary intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Security Document;

(xi) any Security Document or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the holders of the Notes on any Collateral purported to be covered thereby;

(xii) any bank at which any deposit account, blocked account, or lockbox account of the Company or any Subsidiary is maintained shall fail to comply with any material term of any deposit account, blocked account, lockbox account or similar agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of the Company or any Subsidiary shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party (it being understood that only accounts pursuant to which the Collateral Agent has requested account control agreements should be subject to this clause (xii));

(xiii) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company as to whether any Event of Default has occurred;

(xiv) the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Securities Purchase Agreement) acquired by the Holder under the Securities Purchase Agreement as and when required by such Securities, the Certificate of Designations or the Securities Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) consecutive Trading Days;

(xv) the Company becomes an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended;

(xvi) (A) the suspension of the Common Stock from trading on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of fifteen (15) Trading Days in any 365-day period or (B) the failure of the Common Stock to be listed on an Eligible Market;

(xvii) at any time following the fifth (5th) consecutive Business Day after an Authorized Share Failure (as defined in the Series B Warrants), except, solely with respect to the first occurrence of an Authorized Share Failure hereunder, to the extent the Company is complying with the terms set forth in Section 1(h) of the Series B Warrants;

(xviii) any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes; or

(xix) any Event of Default (as defined in the Additional Notes) occurs with respect to any Additional Notes.

(b) Redemption Right. At any time after the earlier of the Holder’s receipt of an Event of Default Notice (as defined in Section 10(e)) and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem (an “Event of Default Redemption”) all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice” and the date the Holder delivers an Event of Default Redemption Notice to the Company, an “Event of Default Redemption Notice Date”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to require the Company to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the Redemption Amount being redeemed, plus, only in the cases of an Event of Default Redemption pursuant to Section 4(a)(xvi) or Section 4(a)(xvii), an amount in cash equal to the product obtained by multiplying (A) the number of shares of Common Stock issuable upon exercise of the Series B Warrants (without regard to any limitations on exercise set forth in the Series B Warrants) held by the Holder at the time the Company pays the applicable Event of Redemption Price (as defined below) to the Holder and (B) the excess, if any, of (1) the highest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding such Event of Default and ending on the date the Holder delivers the related Event of Default Redemption Notice, over (2) the lowest Other Exercise Price in effect during such period (the “Event of Default Redemption Price”). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 8. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The Company and the Holder agree that in the event of the Company’s redemption of any portion of the Note under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

(c) Mandatory Redemption upon Bankruptcy Event of Default. Notwithstanding anything to the contrary herein, upon any Bankruptcy Event of Default, whether occurring prior to or following the Maturity Date, the Company shall immediately pay to the Holder an amount in cash representing the applicable Event of Default Redemption Price, without the requirement for any notice or demand or other action by the Holder or any other Person; provided that the Holder may, in its sole and absolute discretion, waive such right to receive payment upon a Bankruptcy Event of Default, in whole or in part, and any such waiver shall not affect any other rights of the Holder hereunder, including any other rights in respect of such Bankruptcy Event of Default and any right to payment of the Event of Default Redemption Price or any other Redemption Price, as applicable. Redemptions required by this Section 4(c) shall be made in accordance with the provisions of Section 8.

(5) RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

(a) Assumption. Upon the occurrence or consummation of any Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of any Fundamental Transaction that, the Company and the Successor Entity or Successor Entities, jointly and severally, shall succeed to the Company, and the Company shall cause any Successor Entity or Successor Entities to jointly and severally succeed to the Company, and be added to the term “Company” under this Note (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Note referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Note with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Note. The provisions of this Section 5(a) shall apply similarly and equally to successive Fundamental Transactions and Corporate Events.

(b) Redemption Right. Not less than ten (10) days prior to the consummation of a Change of Control, the Company shall deliver written notice thereof to the Holder (a “Change of Control Notice”) setting forth a description of such transaction in reasonable detail and the anticipated Change of Control Redemption Date if then known. At any time during the period beginning on the earliest to occur of (x) the public announcement of any oral or written agreement by the Company or any of its Subsidiaries (the “Announcement Date”), upon consummation of which the transaction contemplated thereby would reasonably be expected to result in a Change of Control, (y) the Holder’s receipt of a Change of Control Notice, and (z) the consummation of such transaction which results in a Change of Control, and ending twenty-five (25) Trading Days after the date of the consummation of such Change of Control, the Holder may require the Company to redeem (a “Holder Change of Control Redemption”) all or any portion of this Note by delivering written notice thereof (a “Holder Change of Control Redemption Notice”) to the Company, which Holder Change of Control Redemption Notice shall indicate the Redemption Amount the Holder is electing to require the Company to redeem. Within ten (10) days before or after the applicable Change of Control, the Company may redeem (a “Company Change of Control Redemption” and, together with a Holder Change of Control Redemption, a “Change of Control Redemption”) all but not less than all of this Note by delivering written notice (a “Company Change of Control Redemption Notice” and, together with a Holder Change of Control Redemption Notice, a “Change of Control Redemption Notice”) to the Holder, which Company Change of Control Redemption Notice shall indicate the Redemption Amount that is subject to such Company Change of Control Redemption; provided, that a Company Change of Control Redemption shall only be permitted with respect to a Change of Control in which one hundred percent (100%) of the Equity Interests of the Company is purchased for cash and/or Cash Equivalents. If the Company elects to cause a Company Change of Control Redemption pursuant to this Section 5(b), then it must simultaneously take the same action with respect to all Other Notes and Additional Notes then outstanding. The portion of this Note subject to redemption pursuant to this Section 5(b) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the sum of (A) the Redemption Amount of the Notes being redeemed and (B) the Make-Whole Amount (the “Change of Control Redemption Price”). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 8 and shall have priority to payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

(6) OPTIONAL REDEMPTION AT THE HOLDER’S ELECTION. At any time or times (i) during the period commencing on May 15, 2021 and ending on August 15, 2021, inclusive, (ii) during the period commencing on May 15, 2022 and ending on August 15, 2022, inclusive and (iii) during the period commencing on November 15, 2024 and ending on February 15, 2025, inclusive, (each of the events described in the immediately preceding clauses (i) through (iii), a “Holder Optional Redemption Trigger Event”); provided, however, that in cases of the immediately preceding clauses (i) and (ii) the Company shall have issued to the Buyers less than $50,000,000 of aggregate principal amount of SPA Notes, the Holder shall have the right, in its sole and absolute discretion, to require that the Company redeem (a “Holder Optional Redemption”) all or any portion of the Redemption Amount of this Note then outstanding by delivering written notice thereof (a “Holder Optional Redemption Notice” and the date the Holder delivers such notice to the Company, a “Holder Optional Redemption Notice Date”) to the Company which notice shall state (i) the portion of this Note that is being redeemed by the Holder, (ii) the date on which the Holder Optional Redemption shall occur, which date shall be the thirtieth (30th) day from the applicable Holder Optional Redemption Notice Date (or, if such date falls on a day other than a Business Day, the next day that is a Business Day) (a “Holder Optional Redemption

Date”) and (iii) the wire instructions for the payment of the applicable Holder Optional Redemption Price (as defined below) to the Holder. The portion of this Note subject to redemption pursuant to this Section 6 shall be redeemed by the Company in cash at a price equal to the product determined by multiplying (i) the applicable Holder Optional Redemption Premium and (ii) the Redemption Amount being redeemed, including, without limitation, any accrued and unpaid Interest and Late Charges, if any, on such Redemption Amount and Interest through the applicable Holder Optional Redemption Date (a “Holder Optional Redemption Price”). On the applicable Holder Optional Redemption Date, the Company shall deliver or shall cause to be delivered to the Holder the Holder Optional Redemption Price in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company. Holder Optional Redemptions made pursuant to this Section 6 shall be made in accordance with Section 8. To the extent redemptions required by this Section 6 are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 6, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder.

(7) NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder.

(8) REDEMPTIONS.

(a) Mechanics. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within three (3) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice; provided that upon a Bankruptcy Event of Default, the Company shall deliver the applicable Event of Default Redemption Price in accordance with Section 4(c) (as applicable, the “Event of Default Redemption Date”). If the Holder or the Company has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder (i) concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and (ii) within three (3) Business Days after the delivery to the Company or the Holder, as applicable, of such notice otherwise (such date, the “Change of Control Redemption Date”). The Company shall deliver to the Holder the applicable Holder Optional Redemption Price on the applicable Holder Optional Redemption Date. The Company shall pay the applicable Redemption Price to the Holder in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company on the applicable due date. In the event of a redemption of less than all of the Redemption Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 13(d)) representing the outstanding Principal which has not been redeemed and any accrued Interest on such Principal which shall be calculated as if no Redemption Notice has been delivered. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Redemption Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Redemption Amount and (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 13(d)) to the Holder representing such Redemption Amount to be redeemed. The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of any amount, including Late Charges, which have accrued prior to the date of such notice with respect to the Redemption Amount subject to such notice.

(b) Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes or the Additional Securities, if any, for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b), Section 5(b) or Section 6 or pursuant to analogous provisions set forth in the Other Notes, the Additional Notes or the Certificate of Designations (each, an “Other Redemption Notice”), the Company shall promptly, but no later than one (1) Business Day of its receipt thereof, forward to the Holder a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem the entire Redemption Prices and such other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from the Holder and each holder of the Other Notes and the Additional Securities, if any, based on the Principal amount of this Note, the principal amount of the Other Notes and the Additional Notes and/or the Stated Value of the Series A Preferred Shares submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period.

(9) SECURITY. This Note, the Other Notes and the Additional Notes are secured to the extent and in the manner set forth in the Security Documents.

(10) COVENANTS.

(a) Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.

(i) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness) or issue any shares of Disqualified Stock and the Company shall not permit any of its Subsidiaries to issue any shares of Preferred Stock; provided, however, such limitations shall not apply to (collectively, “Permitted Debt”):

(1) the Incurrence by the Company or any of its Subsidiaries of Indebtedness under any Credit Facilities in an aggregate principal amount outstanding at any time not to exceed $100.0 million;

(2) the Incurrence by the (i) Company of Indebtedness represented by the Notes, Other Notes and Additional Notes and (ii) Guarantors of Indebtedness represented by the Guarantees issued with respect to the Notes, Other Notes and the Additional Notes;

(3) Indebtedness, Disqualified Stock and Preferred Stock existing on the Subscription Date and Series A Preferred Shares issued pursuant to the Securities Purchase Agreement (other than Indebtedness described in clause (1) of this Section 10(a)(i));

(4) Indebtedness with respect to all obligations and liabilities, contingent or otherwise, in respect of letters of credit, acceptances and similar facilities incurred in the ordinary course of business, including, without limitation, letters of credit and bank guarantees issued in the ordinary course of business, including, without limitation, letters of credit in respect of workers’ compensation claims, health, disability or other employee benefits (whether current or former) or property, casualty or liability insurance, or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation claims; provided, however, that upon the drawing of such letters of credit, such obligations are reimbursed within thirty (30) days following such drawing;

(5) Indebtedness arising from agreements of the Company or a Guarantor providing for indemnification, adjustment of purchase price, deferred purchase price, earn-out or similar obligations, in each case, Incurred in connection with any acquisition or disposition of any business, assets or a Subsidiary of the Company or assumed, other than guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition;

(6) Indebtedness of the Company to a Guarantor; provided that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Guarantor ceasing to be a Guarantor or any other subsequent transfer of any such Indebtedness (except to the Company or another Guarantor) shall be deemed, in each case to be an Incurrence of such Indebtedness;

(7) shares of Preferred Stock of a Guarantor issued to the Company or another Guarantor; provided that any subsequent issuance or transfer of any Capital Stock or any other event that results in any Guarantor that holds such shares of Preferred Stock of another Guarantor ceasing to be a Guarantor or any other subsequent transfer of any such shares of Preferred Stock (except to the Company or another Guarantor) shall be deemed, in each case, to be an issuance of shares of Preferred Stock;

(8) Indebtedness of a Guarantor to the Company or another Guarantor; provided that any subsequent issuance or transfer of any Capital Stock or any other event which results in any Guarantor lending such Indebtedness ceasing to be a Guarantor or any other subsequent transfer of any such Indebtedness (except to the Company or another Guarantor) shall be deemed, in each case, to be an Incurrence of such Indebtedness;

(9) obligations in respect of self-insurance and obligations (including reimbursement obligations with respect to letters of credit and bank guarantees) in respect of performance, bid, appeal and surety bonds and similar instruments and performance and completion guarantees and similar obligations provided by the Company or any Subsidiary, in each case, incurred in the ordinary course of business;

(10) any guarantee or co-issuance by the Company or a Guarantor of Indebtedness or other obligations of the Company or any Guarantor so long as the Incurrence of such Indebtedness or other obligations by the Company or such Guarantor is not prohibited under the terms of this Note; provided that if such Indebtedness is by its express terms subordinated in right of payment to the Notes and the Additional Notes or the Guarantee of such Guarantor, as applicable, any such guarantee or co-issuance of such Guarantor with respect to such Indebtedness shall be subordinated in right of payment to such Guarantor’s Guarantee with respect to the Notes and Additional Notes substantially to the same extent as such Indebtedness is subordinated to the Notes and Additional Notes or the Guarantee of such Guarantor, as applicable;

(11) the Incurrence by the Company or any Guarantor of Indebtedness or Disqualified Stock or Preferred Stock of a Guarantor which serves to refund, refinance, replace, renew, extend or defease any Indebtedness, Disqualified Stock or Preferred Stock Incurred as permitted under clauses (2), (3) and (11) of this Section 10(a)(i) or any Indebtedness, Disqualified Stock or Preferred Stock Incurred to so refund or refinance such Indebtedness, Disqualified Stock or Preferred Stock, including any Indebtedness, Disqualified Stock or Preferred Stock Incurred to pay premiums (including lender premiums), defeasance costs, accrued interest, fees and expenses in connection therewith (subject to the following proviso, “Refinancing Indebtedness”) prior to its respective maturity; provided, however, that such Refinancing Indebtedness:

(A) has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is Incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness, Disqualified Stock or Preferred Stock being refunded or refinanced, replaced, renewed, extended or defeased;

(B) has a Stated Maturity which is no earlier than ninety one (91) days after the Maturity Date;

(C) to the extent such Refinancing Indebtedness refinances (x) Indebtedness junior to the Notes and the Additional Notes or the Guarantee of such Guarantor, as applicable, such Refinancing Indebtedness is junior to the Notes and the Additional Notes or the Guarantee of such Guarantor, as applicable, or (y) Disqualified Stock or Preferred Stock, such Refinancing Indebtedness is Disqualified Stock or Preferred Stock; and

(D) is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced plus premium and fees Incurred in connection with such refinancing;

(12) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, that such Indebtedness is extinguished within ten (10) Business Days of its Incurrence;

(13) Indebtedness of the Company or any Guarantor consisting of (x) the financing of insurance premiums or (y) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(14) Indebtedness of the Company or any Guarantor Incurred in the ordinary course of business under guarantees of Indebtedness of suppliers, licensees, franchisees or customers;

(15) to the extent constituting Indebtedness, obligations in respect of (A) customer deposits and advance payments received in the ordinary course of business, (B) letters of credit, bankers’ acceptances, guarantees or other similar instruments or obligations issued or relating to liabilities or obligations Incurred in the ordinary course of business and (C) any customary cash management, cash pooling or netting or setting off arrangements or automatic clearinghouse arrangements in the ordinary course of business;

(16) Indebtedness to current or former officers, managers, consultants, directors and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Company permitted by this Note;

(17) Indebtedness in connection with a Qualified Receivables Financing;

(18) the incurrence of contingent liabilities arising out of endorsements of checks, drafts and other similar instruments for deposit or collection in the ordinary course of business;

(19) Indebtedness of the Company and its Subsidiaries, to the extent the net proceeds thereof are promptly used to purchase all of this Note, the Other Notes and the Additional Notes in connection with a Change of Control;

(20) Indebtedness incurred by the Company or any Guarantor; provided, that (i) the net proceeds of such Indebtedness will be used to prepay other outstanding Indebtedness of the Company or any Guarantor and (ii) such Indebtedness is thereafter promptly assumed, retired or otherwise repaid by a Person (other than the Company or any Subsidiary) and upon such assumption, retirement or other repayment, such Indebtedness is non-recourse to the Company or any Subsidiary; and

(21) Indebtedness in respect of an acquisition permitted hereunder, which Indebtedness is not incurred in connection with such acquisition by the Company or any Subsidiary in contemplation of such acquisition and such Indebtedness is existing at the time such Person becomes a Subsidiary of the Company or a Guarantor (other than Indebtedness incurred solely in contemplation of such Person becoming a Subsidiary of the Company or a Guarantor, in an aggregate principal amount outstanding at any time not to exceed $20.0 million.

(ii) For purposes of determining compliance with this Section 10(a), in the event that an item of Indebtedness, Disqualified Stock or Preferred Stock meets the criteria of more than one of the categories of Permitted Debt, the Company shall, in its sole discretion, divide, classify or reclassify, or later divide, classify or reclassify, such item of Indebtedness, Disqualified Stock or Preferred Stock in any manner that complies with this Section 10(a) and such item of Indebtedness, Disqualified Stock or Preferred Stock shall be treated as having been Incurred pursuant to only one of the clauses in Section 10(a)(i), but may be Incurred partially under one clause and partially under one or more other clauses. Accrual of interest, the accretion of accreted value, the amortization or accretion of original issue discount, the payment of interest in the form of additional Indebtedness with the same terms, the payment of dividends on Preferred Stock in the form of additional shares of Preferred Stock of the same class, the accretion of liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies shall not be deemed to be an Incurrence of Indebtedness for purposes of this Section 10(a) or Section 10(d). Any Indebtedness under a revolving credit or similar facility shall only be deemed to be Incurred at the time funds are borrowed. Guarantees of, or obligations in respect of letters of credit, bankers’ acceptances or similar instruments relating to, or Liens securing, Indebtedness which are otherwise included in the determination of a particular amount of Indebtedness shall not be included in the determination of such amount of Indebtedness; provided, that the Incurrence of the Indebtedness represented by such guarantee or letter of credit, as the case may be, was in compliance with this Section 10(a). Indebtedness that is cash collateralized shall not be deemed to be Indebtedness hereunder to the extent of such cash collateralization. The principal amount of any Disqualified Stock or Preferred Stock will be equal to the greater of the maximum mandatory redemption or repurchase price (not including, in either case, any redemption or repurchase premium) or the liquidation preference thereof.

(b) Limitation on Restricted Payments.

(i) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(1) declare or pay any dividend or make any distribution on account of the Company’s or any of its Subsidiaries’ Equity Interests, including any payment made in connection with any merger or consolidation involving the Company (other than (A) dividends, payments or distributions by the Company payable solely in Equity Interests (other than Disqualified Stock) of the Company or in options, warrants or other rights to purchase such Equity Interests; or (B) dividends, payments or distributions by a Subsidiary so long as, in the case of any dividend, payment or distribution payable on or in respect of any class or series of securities issued by a Subsidiary other than a Subsidiary of the Company that is a Wholly Owned Subsidiary of the Company, the Company or a Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities);

(2) purchase or otherwise acquire or retire for value any Equity Interests of the Company held by any Person other than the Company or a Subsidiary;

(3) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case prior to any scheduled repayment or scheduled maturity, any Subordinated Indebtedness (other than the payment, redemption, repurchase, defeasance, acquisition or retirement of (A) Subordinated Indebtedness in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such payment, redemption, repurchase, defeasance, acquisition or retirement and (B) Indebtedness permitted under clauses (6) and (8) of Section 10(a)(ii)); or

(4) make any Restricted Investment

(all such payments and other actions set forth in clauses (1) through (4) above being collectively referred to as “Restricted Payments”).

(ii) The provisions of Section 10(b)(i) shall not prohibit:

(1) the payment of any dividend or distribution or the consummation of any irrevocable redemption within sixty (60) days after the date of declaration thereof or the giving of such irrevocable notice, as applicable, if at the date of declaration such payment or the giving of such notice would have complied with the provisions of this Note (assuming, in the case of a redemption payment, the giving of such notice would have been deemed a Restricted Payment at such time and such deemed Restricted Payment would have been permitted at such time);

(2) (A) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) of the Company or Subordinated Indebtedness of the Company or any Guarantor in

exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of fractional shares), or out of the proceeds of the substantially concurrent sale of, Equity Interests of the Company or contributions to the equity capital of the Company (other than any Disqualified Stock or any Equity Interests sold to a Guarantor or to an employee stock ownership plan or any trust established by the Company or any Guarantor to the extent funded by the Company and its Subsidiaries) (collectively, including any such contributions, “Refunding Capital Stock”); and (B) the declaration and payment of accrued dividends on the Retired Capital Stock out of the proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company or to an employee stock ownership plan or any trust established by the Company or any of its Subsidiaries) of Refunding Capital Stock;

(3) the redemption, defeasance, repurchase or other acquisition or retirement of (x) Subordinated Indebtedness of the Company or any Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of the Company or any Guarantor or (y) Disqualified Stock of the Company or any Guarantor made in exchange for, or out of the proceeds of a substantially concurrent sale of, Disqualified Stock of the Company or any Guarantor, in either case which constitutes Refinancing Indebtedness under Section 10(a)(i)(11);

(4) the repurchase, retirement or other acquisition or retirement for value of Equity Interests of the Company held by any future, present or former employee, director or consultant of the Company or any Subsidiary of the Company (or the relevant Person’s estate or beneficiary of such Person’s estate) pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or other agreement or arrangement; provided, however, that the aggregate amounts paid under this clause (4) do not exceed $2.5 million in any calendar year (with unused amounts in any calendar year being permitted to be carried over for succeeding calendar years up to a maximum of $5.0 million in the aggregate in any calendar year);

(5) (a) the declaration and payment of dividends or distributions to holders of any class or series of Disqualified Stock of the Company or Disqualified Stock or Preferred Stock of any Guarantor and (b) the payment of any redemption price or liquidation value of any such Disqualified Stock or Preferred Stock when due in accordance with its terms, in each case, Incurred in accordance with Section 10(a);

(6) the declaration and payment of dividends or other distributions or payments to holders of Series A Preferred Shares, Series A Warrants or Series B Warrants pursuant to their terms;

(7) other Restricted Payments in an aggregate amount not to exceed the greater of (x) $10.0 million and (y) 2.5% of Total Assets at the time of such Restricted Payment;

(8) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants or other rights if such Equity Interests represent a portion of the exercise price of such options or warrants and payments in cash in lieu of the issuance of fractional shares;

(9) purchases of receivables pursuant to a Receivables Repurchase Obligation in connection with a Qualified Receivables Financing and the payment or distribution of Receivables Fees;

(10) the payment, purchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Indebtedness, Disqualified Stock or Preferred Stock of the Company or a Guarantor pursuant to provisions similar to those described under Section 5(b); provided that, prior to or concurrently with such payment, purchase, redemption, defeasance or other acquisition or retirement for value, the Company (or a third party to the extent permitted by this Note) have satisfied all obligations pursuant to Section 5(b); and

(11) distributions or payments of Receivables Fees, sales contributions and other transfers of and purchases of assets pursuant to repurchase obligations, in each case in connection with a Qualified Receivables Financing;

(12) the making of any Restricted Payment in exchange for, or out of or with the net cash proceeds from the substantially concurrent contribution to the common equity of the Company or from the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity Interests (other than Disqualified Stock) of the Company; and

(13) the payment of cash in lieu of the issuance of fractional shares of Equity Interests in connection with any dividend or split of, or upon exercise or conversion of warrants, options or other securities exercisable or convertible into, Equity Interests of the Company or in connection with the issuance of any dividend otherwise permitted to be made.

(iii) For purposes of this Section 10(b), if any Investment or Restricted Payment would be permitted pursuant to one or more provisions described above and/or one or more of the exceptions contained in the definition of “Permitted Investments,” the Company may classify such Investment or Restricted Payment in any manner that complies with this covenant and may later reclassify any such Investment or Restricted Payment so long as such Investment or Restricted Payment (as so reclassified) would be permitted to be made in reliance on the applicable exception as of the date of such reclassification.

(c) Guarantees. The Company shall cause each Subsidiary (unless such Subsidiary is already a Guarantor) other than an Immaterial Subsidiary, and promptly after any Immaterial Subsidiary that is a Subsidiary ceases to be an Immaterial Subsidiary, the Company shall cause such Subsidiary, to execute and deliver to the Holder and the holders of the Other Notes, a Guarantee Agreement in the form of Exhibit E attached to the Securities Purchase Agreement pursuant to which such Subsidiary shall guarantee payment of the Notes.

(d) Limitation on Liens.

(i) Neither the Company nor any of its Subsidiaries may issue, assume or guarantee any Indebtedness secured by a Lien (other than a Permitted Lien) upon any asset or property of the Company or such Subsidiary or on any evidences of Indebtedness or shares of Capital Stock of, or other ownership interests in, any Subsidiary (regardless of whether the asset, property, Indebtedness, Capital Stock or ownership interests were acquired before or after the date hereof).

(ii) For purposes of this Section 10(d), if any Lien would be permitted pursuant to one or more of the exceptions contained in the definition of “Permitted Lien,” the Company may classify such Lien in any manner that complies with this covenant and may later reclassify any such Lien so long as such Lien (as so reclassified) would be permitted to be made in reliance on the applicable exception as of the date of such reclassification.

(e) Notices. The Company shall promptly, but in any event within one (1) Business Day, notify the Holder in writing whenever an Event of Default (an “Event of Default Notice”) occurs, and, to the extent required pursuant to Section 24, simultaneously with the delivery of such notice to the Holder, file a Current Report on Form 8-K with the SEC to state such fact.

(f) Financial Covenants.

(i) The Company shall maintain on deposit unrestricted and unencumbered cash and/or Marketable Securities in an aggregate amount equal to not less than $50,000,000; and

(ii) The Company shall not permit the ratio of Consolidated Total Debt to EBITDA as of the last day of any Test Period to exceed 4.00 to 1.00.

(11) VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The affirmative vote of the Required Holders at a meeting duly called for such purpose or the written consent without a meeting of the Required

Holders, voting together as a single class, shall be required for any change or amendment or waiver of any provision to this Note, any of the Other Notes or any of the Additional Notes. Any change, amendment or waiver by the Company and the Required Holders shall be binding on the Holder of this Note and all holders of the Other Notes and the Additional Notes. No consideration shall be offered or paid to any of the holders of Notes or Additional Notes to amend or waive or modify any provision of the Notes and/or the Additional Notes, unless the same consideration (other than the reimbursement of legal fees) is also offered to all of the holders of Notes and Additional Notes. This provision constitutes a separate right granted to each of the holders of Notes and Additional Notes by the Company and shall not in any way be construed as such holders acting in concert or as a group with respect to the purchase, disposition or voting of securities or otherwise.

(12) TRANSFER. The Holder may offer, sell, assign or transfer all or any portion of this Note and the accompanying rights hereunder without the consent of the Company, subject only to the provisions of Section 2(f) of the Securities Purchase Agreement.

(13) REISSUANCE OF THIS NOTE.

(a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will within five (5) Business Days of such surrender, issue and deliver upon the order of the Holder a new Note (in accordance with Section 13(d) and subject to Section 3), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 13(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3 following cancellation pursuant to Section 26 or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (but without any obligation to post a surety or other bond) and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 13(d)) representing the outstanding Principal within five (5) Business Days of receipt of such evidence.

(c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes within five (5) Business Days of such surrender (in accordance with Section 13(d)) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 13(a) or Section 13(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges, if any, on the Principal and Interest of this Note, from the Issuance Date.

(14) REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, redemption and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(15) PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

(16) CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Buyers and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(17) FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(18) DISPUTE RESOLUTION. In the case of a dispute as to the arithmetic calculation of any Redemption Price, the Company shall pay the applicable Redemption Price that is not disputed, and the Company shall submit the disputed arithmetic calculations within two (2) Business Days of the delivery of the Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within three (3) Business Days of such disputed arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit the disputed arithmetic calculation of any Redemption Price to an independent, outside accountant, selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed. The Company, at its expense, shall cause the accountant to perform the calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed calculations. Such accountant’s calculation shall be binding upon all parties absent demonstrable error.

(19) NOTICES; PAYMENTS.

(a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company shall give written notice to the Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event.

(b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America via wire transfer of immediately available funds to an account designated by the Holder; provided, that the Holder, upon written notice to the Company, may elect to receive a payment of cash in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Buyers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement). Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of six percent (6.0%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

(20) CANCELLATION. After all Principal, any accrued Interest and any other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled and shall not be reissued, sold or transferred.

(21) WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

(22) GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(23) SEVERABILITY. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the Company and the Holder as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Company or the Holder or the practical realization of the benefits that would otherwise be conferred upon the Company or the Holder. The Company and the Holder will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(24) DISCLOSURE. Except if an individual affiliated with the Holder serves on the Board, including pursuant to the Governance Agreement, upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

(25) USURY. This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate or in an amount which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate or amount which the Company is permitted by applicable law to contract or agree to pay. If by the terms of this Note, the Company is at any time required or obligated to pay interest hereunder at a rate or in an amount in excess of such maximum rate or amount, the rate or amount of interest under this Note shall be deemed to be immediately reduced to such maximum rate or amount and the interest payable shall be computed at such maximum rate or be in such maximum amount and all prior interest payments in excess of such maximum rate or amount shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

(26) CANCELLATION IN CONNECTION WITH SERIES B WARRANT EXERCISE. All or any portion of the Principal amount outstanding under this Note may, at the election of the Holder, in its sole and absolute discretion, be surrendered to the Company from time to time for cancellation in payment of the Other Exercise Price in accordance with the terms of the Series B Warrants. Any (A) accrued and unpaid Interest with respect to the Principal amount cancelled pursuant to the immediately preceding sentence and (B) accrued and unpaid Late Charges, if any, with respect to such Principal and Interest, shall be paid in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company on the applicable Share Delivery Date (as defined in the Series B Warrants) and shall not be cancelled in payment of the Other Exercise Price upon exercise of the Series B Warrants.

(27) CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a) “Acquired Indebtedness” means, with respect to any specified Person:

(i) Indebtedness of any other Person existing at the time such other Person (a) is merged with or into (or consolidated or otherwise combined with the Company or any Subsidiary) or (b) became a Subsidiary of such specified Person, and

(ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person,

in each case, including Indebtedness Incurred as consideration in, in contemplation of, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was otherwise acquired by such Person, or such asset was acquired by such Person, as applicable.

(b) “Additional Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(c) “Additional Notes” means: (i) all Senior Secured Notes, if any, issued by the Company pursuant to the Securities Purchase Agreement on an Additional Closing Date that is not the Issuance Date, (ii) all Senior Secured Notes, if any, issued by the Company in an Exchange (as defined in the Certificate of Designations) and (iii) all Stockholders Notes.

(d) “Additional Securities” means (i) the Additional Notes and (ii) all Series A Preferred Shares issued by the Company pursuant to the Securities Purchase Agreement on the Initial Closing Date.

(e) “Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

(f) “Approved Investment” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(g) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(h) “Buyer” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(i) “Capital Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP as in effect as of the applicable time of determination.

(j) “Capital Stock” means:

(i) in the case of a corporation, corporate stock;

(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

(k) “Cash Equivalents” means:

(i) U.S. Dollars, pounds sterling, euros, the national currency of any participating member state of the European Union or, in the case of any foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(ii) securities issued or directly and fully guaranteed or insured by the government of the United States or any country that is a member of the European Union or any agency or instrumentality thereof in each case with maturities not exceeding two (2) years from the date of acquisition;

(iii) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances, in each case with maturities not exceeding one year, and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $500 million, or the foreign currency equivalent thereof, and whose long-term debt is rated “A” or the equivalent thereof by Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency);

(iv) repurchase obligations for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above;

(v) commercial paper issued by a corporation (other than an Affiliate of the Company) rated at least “A-1” or the equivalent thereof by Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) and in each case maturing within one year after the date of acquisition;

(vi) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) in each case with maturities not exceeding two (2) years from the date of acquisition;

(vii) Indebtedness issued by Persons with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s in each case with maturities not exceeding two (2) years from the date of acquisition; and

(viii) investment funds investing at least 95% of their assets in securities of the types described in clauses (i) through (vii) above.

(l) “Certificate of Designations” has the meaning ascribed to such term in the Securities Purchase Agreement.

(m) “Change of Control” means any Fundamental Transaction, other than (i) an Approved Investment, (ii) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company; provided, however, that a Change of Control will be deemed not to have occurred if ninety percent (90%) or more of the consideration in the transaction or transactions which otherwise would constitute a Change of Control consists of shares of common stock, depositary receipts or other certificates representing common equity interests traded or to be traded immediately following such transaction on an Eligible Market.

(n) “Code” means the Internal Revenue Code of 1986, as amended.

(o) “Collateral” shall have the meaning ascribed to such term in the Security Documents.

(p) “Collateral Agent” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(q) “Common Stock” means (i) the Company’s shares of common stock, par value $0.001 per share and (ii) any capital stock into which such Common Stock shall be changed or any capital stock resulting from a reorganization, recapitalization or reclassification of such Common Stock.

(r) “Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries.

(s) “Consolidated Interest Expense” means, for any Test Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts and (b) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP as in effect on December 31, 2018, in each case of or by the Company and its Subsidiaries for the most recently completed Test Period, all as determined on a Consolidated basis in accordance with GAAP, and in each case, excluding (i) any additional cash interest owing pursuant to any registration rights agreement, (ii) accretion or accrual of discounted liabilities, (iii) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, (iv) any expensing of a bridge, commitment and other financing fees, (v) interest with respect to Indebtedness of any parent of such Person appearing on the balance sheet of such Person solely by reason of push down accounting and (vi) Swap Contract costs.

(t) “Consolidated Net Income” means for any Test Period, the aggregate of the Net Income of a Person and its Subsidiaries for such period, determined on a Consolidated basis in accordance with GAAP; provided, however, that:

(i) any net after-tax extraordinary, nonrecurring or unusual gains or losses shall be excluded;

(ii) the Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period;

(iii) any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Company) shall be excluded;

(iv) any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness shall be excluded;

(v) the Net Income for such period of any Person that is not a Subsidiary of the referent Person, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments actually paid in cash (or to the extent converted into cash) to the referent Person or a Subsidiary thereof in respect of such period;

(vi) (a) the non-cash portion of “straight-line” rent expense shall be excluded and (b) the cash portion of “straight-line” rent expense which exceeds the amount expensed in respect of such rent expense shall be included;

(vii) unrealized gains and losses relating to hedging transactions and mark-to-market of Indebtedness denominated in foreign currencies resulting from the application of ASC 830 shall be excluded;

(viii) the income (or loss) of any non-consolidated entity during such Test Period in which any other Person has a joint interest shall be excluded, except to the extent of the amount of cash dividends or other distributions actually paid in cash to the Company or any of its Subsidiaries during such period; and

(ix) the income (or loss) of a Subsidiary during such Test Period and accrued prior to the date it becomes a Subsidiary of the Company or any of its Subsidiaries or is merged into or consolidated with the Company or any of its Subsidiaries or that Person’s assets are acquired by the Company or any of its Subsidiaries shall be excluded.

(u) “Consolidated Non-cash Charges” means, with respect to the Company and its Subsidiaries for any period, the aggregate depreciation, amortization, impairment, compensation, rent and other non-cash expenses of such Person and its Subsidiaries reducing Consolidated Net Income of such Person for such period on a consolidated basis and otherwise determined in accordance with GAAP (including non-cash charges resulting from purchase accounting, in connection with any acquisition or disposition), but excluding (i) any such charge which consists of or requires an accrual of, or cash reserve for, anticipated cash charges for any future period and (ii) the non-cash impact of recording the change in fair value of any embedded derivatives under ASC 815 and related interpretations as a result of the terms of any agreement or instrument to which such Consolidated Non-cash Charges relate.

(v) “Consolidated Taxes” means, with respect to the Company and its Subsidiaries on a consolidated basis for any period, provision for taxes based on income, profits or capital, including, without limitation, state franchise and similar taxes.

(w) “Consolidated Total Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness, including, without limitation, Capital Lease Obligations, of the Company and its Subsidiaries outstanding on such date; provided that Consolidated Total Debt shall not include Indebtedness in respect of letters of credit, except to the extent of unreimbursed amounts thereunder.

(x) “Credit Facilities” means one or more debt facilities or other financing arrangements (including, without limitation, commercial paper facilities or indentures) providing for revolving credit loans, term loans, letters of credit or other long-term indebtedness, including any notes, mortgages, guarantees, collateral documents, instruments and agreements executed in connection therewith, and any amendments, supplements, modifications, extensions, renewals, restatements or refundings thereof and any indentures or credit facilities or commercial paper facilities that replace, refund or refinance any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that increases the amount permitted to be borrowed thereunder or alters the maturity thereof or adds Subsidiaries as additional borrowers or guarantors thereunder and whether by the same or any other agent, lender or group of lenders.

(y) “Customary Intercreditor Agreement” means (a) to the extent executed in connection with the incurrence or assumption of secured Indebtedness, the Liens on the Collateral securing such Indebtedness which are intended to rank equal in priority to the Liens on the Collateral securing the Securities and the Guarantees (but without regard to the control of remedies), a customary intercreditor agreement in form and substance reasonably acceptable to the Required Holders and the Company, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank equal in priority to the Liens on the Collateral securing the Securities and the Guarantees (but without regard to the control of remedies) and (b) to the extent executed in connection with the incurrence or assumption of secured Indebtedness, the Liens on the Collateral securing such Indebtedness which are intended to rank junior (or senior, as applicable) in priority to the Liens on the Collateral securing the Securities and the Guarantees, a customary intercreditor agreement in form and substance reasonably acceptable to the Required Holders and the Company, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank junior (or senior, as applicable) in priority to the Lien on the Collateral securing the Securities and the Guarantees.

(z) “Designee” means Starboard Value LP or any of its Affiliates.

(aa) “Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is redeemable or exchangeable), or upon the happening of any event:

(i) matures or is mandatorily redeemable for cash or in exchange for Indebtedness, pursuant to a sinking fund obligation or otherwise (other than as a result of a change of control or asset sale; provided that the relevant asset sale or change of control provisions, taken as a whole, are no more favorable in any material respect to holders of such Capital Stock than the asset sale and change of control provisions applicable to the Notes and the Additional Notes and any purchase requirement triggered thereby may not become operative until

(or contemporaneously with) compliance with the asset sale and change of control provisions applicable to the Notes and the Additional Notes (including the purchase of any Notes and Additional Notes tendered pursuant thereto)),

(ii) is convertible or exchangeable for Indebtedness or Disqualified Stock at the option of the holder thereof, or

(iii) is redeemable at the option of the holder thereof, in whole or in part,

in each case prior to ninety one (91) days after the maturity date of the Notes and the Additional Notes; provided, however, that only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock; provided, further, however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Company or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Company in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability; provided, further, that any class of Capital Stock of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Capital Stock that is not Disqualified Stock shall not be deemed to be Disqualified Stock.

(bb) “EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period for the most recently completed Test Period plus, without duplication, to the extent the same was deducted in calculating such Consolidated Net Income:

(i) Consolidated Taxes; plus

(ii) Consolidated Interest Expense; plus

(iii) Consolidated Non-cash Charges; plus

(iv) any premiums, expenses or charges (other than Consolidated Non-cash Charges) related to any issuance of Equity Interests, Investment, acquisition, disposition, recapitalization or the incurrence or repayment or amendment of Indebtedness (including a refinancing thereof) (whether or not successful or meeting the dollar amount thresholds specified herein), including (i) such fees, expenses or charges related to the issuance of Indebtedness, (ii) any amendment or other modification of Indebtedness and (iii) commissions, discounts, yield, premium or other fees and charges (including any interest expense) related to any Qualified Receivables Financing; plus

(v) the amount of loss on sale of receivables and related assets to a Receivables Subsidiary in connection with a Qualified Receivables Financing; plus

(vi) any costs or expense incurred pursuant to any management equity plan or stock option plan or other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Company or the net cash proceeds of an issuance of Equity Interests of the Company (other than Disqualified Stock) solely to the extent that such net cash proceeds are excluded from the calculation of the amount available for Restricted Payments under Section 10(b)(i)(3)(A); plus

(vii) the amount of any minority interest expense consisting of income of a Subsidiary attributable to minority equity interests of third parties in any non-Wholly Owned Subsidiary deducted in such period in calculating Consolidated Net Income, net of any cash distributions made to such third parties in such period; plus

(viii) any unusual, non-recurring or extraordinary expenses, losses or charges;

less, without duplication, (i) non-cash income or gain increasing Consolidated Net Income for such period, excluding any such items to the extent they represent (1) the reversal in such period of an accrual of, or reserve for, potential cash expense in a prior period, (2) any non-cash gains with respect to cash actually received in a prior period to the extent such cash did not increase Consolidated Net Income in a prior period or (3) items representing ordinary course accruals of cash to be received in future periods; plus (ii) any net gain from discontinued operations or net gains from the disposal of discontinued operations to the extent increasing Consolidated Net Income.

In addition, to the extent not already included in Consolidated Net Income, notwithstanding anything to the contrary in the foregoing, EBITDA shall include the amount of net cash proceeds received by the Company and its Subsidiaries from business interruption insurance.

(cc) “Eligible Market” means the Principal Market, The New York Stock Exchange, The Nasdaq Capital Market, The Nasdaq Global Market or the NYSE American.

(dd) “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock other than the Stockholders Notes).

(ee) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(ff) “Fair Market Value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction, as determined by the Company in its good faith discretion. “Fair Market Value” may be (but need not be) conclusively established by means of resolutions of the Board setting out such Fair Market Value as determined by the Board in good faith.

(gg) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of more than either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) more than 50% of the outstanding shares of Common Stock, (y) more than 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the

Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) more than 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (y) more than 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by all such Subject Entities as of the Subscription Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(hh) “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, in the United States, consistently applied during the periods involved. For the avoidance of doubt the terms “consolidated” and “Consolidated” with respect to any Person shall mean such Person consolidated with its Subsidiaries.

(ii) “Governance Agreement” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(jj) “Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(kk) “Guarantor” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ll) “Hedging Obligations” means, with respect to any Person, the obligations of such Person under (1) currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements and (2) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices.

(mm) “Holder Optional Redemption Premium” means (i) in the case of the Holder Optional Trigger Events set forth in clauses (i) and (ii) of Section 6, 105% and (ii) in the case of the Holder Optional Trigger Event set forth in clause (iii) of Section 6, 100%

(nn) “Immaterial Subsidiary” means any Subsidiary of the Company that, together with any other Immaterial Subsidiary, (i) had total revenues for the Test Period as of the date of any determination that were less than 1% of the consolidated revenues of the Company and its Subsidiaries and (ii) as of the end date of the Test Period and as of the date of any determination held less than 1% of the consolidated assets of the Company and its Subsidiaries.

(oo) “Incur” (including, with correlative meaning, the term “Incurrence”) means issue, assume, guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Equity Interests of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary.

(pp) “Indebtedness” means, with respect to any Person, without duplication: (1) the principal and premium (if any) of any indebtedness of such Person, whether or not contingent, (a) in respect of borrowed money, (b) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without duplication, reimbursement agreements in respect thereof), with the amount of letters of credit and bankers’ acceptances being the amount equal to the amount available to be drawn, (c) representing the deferred and unpaid purchase price of any property (except trade payables and similar obligations) which purchase price is due more than one year after the later of the date of placing the property in service or taking delivery and title thereto, or (d) in respect of Capital Lease Obligations, if and to the extent that any of the foregoing indebtedness (other than letters of credit) would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP as in effect on the applicable date of determination; (2) to the extent not otherwise included, any obligation of such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the Indebtedness of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business); and (3) to the extent not otherwise included, the principal component of Indebtedness of another Person secured by a Lien on any asset owned by such Person (whether or not such Indebtedness is assumed by such Person); provided, however, that the amount of such Indebtedness will be the lesser of: (a) the Fair Market Value of such asset at such date of determination, and (b) the amount of such Indebtedness of such other Person.

(qq) “Initial Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(rr) “Intellectual Property” has the meaning ascribed to such term in the Security Agreement.

(ss) “Interest Rate” means 6.00% per annum, subject to adjustment as set forth in Section 2.

(tt) “Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (excluding accounts receivable, trade credit and advances to customers and suppliers and commission, travel and similar advances to officers, employees and consultants made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person.

(uu) “Investment Grade Securities” means:

(i) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents) and in each case with maturities not exceeding two (2) years from the date of acquisition,

(ii) securities that have a rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by S&P, or, if Moody’s or S&P ceases to rate the securities for reasons outside of the Company’s control, an equivalent rating by any other “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, as the case may be,

(iii) investments in any fund that invests at least 95% of its assets in investments of the type described in clauses (i) and (ii) which fund may also hold immaterial amounts of cash pending investment and/or distribution, and

(iv) corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding two (2) years from the date of acquisition.

(vv) “Lien” means any mortgage, pledge, hypothecation, assignment, deposit, arrangement, encumbrance, security interest, lien (statutory or otherwise), or preference, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing); provided that in no event shall an operating lease be deemed to constitute a Lien.

(ww) “Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions, or adoption of any plan for the same.

(xx) “Make-Whole Amount” means

the excess of:

(1) the present value at such Change of Control Redemption Date of (i) the applicable Change of Control Redemption Price of the Notes being redeemed, plus (ii) all required Interest payments due on such Notes through the Maturity Date (excluding accrued but unpaid interest), computed using a discount rate equal to the Treasury Rate as of such Change of Control Redemption Date plus 50 basis points; over

(2) the then outstanding Principal amount of this Note.

(yy) “Marketable Securities” means, any readily marketable equity securities (i) that are traded on an Eligible Market or the Principal Market, (ii) that are eligible for sale without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act, (iii) that are not subject to any trading restriction by virtue of possession by the Company or any Subsidiary of any material, nonpublic information about the issuer of such equity securities, (iv) with respect to which the Company is not filing a Schedule 13D pursuant to Section 13 of the Exchange Act and the rules and regulations promulgated thereunder, (v) with respect to which the Company is not subject to Section 16 of the Exchange Act and (vi) that are issued by an issuer having a total equity market capitalization of not less than $75,000,000.

(zz) “Moody’s” means Moody’s Investors Services, Inc. or any successor to the rating agency business thereof.

(aaa) “Net Income” means, with respect to the Company and its Subsidiaries, the net income (loss) of the Company and its Subsidiaries, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends.

(bbb) “Obligations” means any principal, interest, premium, if any, penalties, fees, indemnifications, reimbursements, expenses, damages or other liabilities or amounts payable under the documentation governing or otherwise in respect of any Indebtedness.

(ccc) “Officer” means, with respect to any Person, the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, any Executive Vice President, Senior Vice President or Vice President (whether or not designated by a number or a word or words added before or after the title “Vice President”), the Treasurer, the Secretary or the Assistant Secretary of such Person, or any direct or indirect parent of such Person, as applicable, or other Person performing such functions, regardless of title or designated as an “Officer” by the Board of Directors for purposes of this Note.

(ddd) “Officer’s Certificate” means a certificate signed on behalf of the Company by an Officer of the Company and delivered to the Holder.

(eee) “Other Exercise Price” shall have the meaning ascribed to such term in the Series B Warrants.

(fff) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common capital stock or equivalent equity security is quoted or listed on an

Eligible Market (or, if so elected by the Required Holders, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(ggg) “Permitted Investments” means:

(i) any Investment in the Company (including the Notes and the Additional Notes) or any Guarantor;

(ii) any Investment in cash or Cash Equivalents, Investment Grade Securities or Marketable Securities, provided that such assets constitute Collateral;

(iii) any Approved Investment;

(iv) any Investment (x) existing on the Subscription Date, (y) made pursuant to binding commitments (whether or not subject to conditions) in effect on the Subscription Date or (z) that replaces, refinances, refunds, renews or extends any Investment described under either of the immediately preceding clauses (x) or (y), provided that any such Investment is in an amount that does not exceed the amount replaced, refinanced, refunded, renewed or extended unless required by the terms of the Investment or otherwise permitted hereunder;

(v) any Investment acquired by the Company or any of its Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Company or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the Company or such other Investment or accounts receivable, (b) in satisfaction of judgments against other Persons, or (c) as a result of a foreclosure by the Company or any of its Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(vi) Hedging Obligations entered into (1) for the purpose of fixing, managing or hedging interest rate risk with respect to any Indebtedness that is permitted by the terms of this Note to be outstanding; (2) for the purpose of fixing, managing or hedging currency exchange rate risk with respect to any currency exchanges; or (3) for the purpose of fixing, managing or hedging commodity price risk with respect to any commodity purchases;

(vii) Investments the payment for which consists of Equity Interests of the Company (other than Disqualified Stock);

(viii) guarantees issued in accordance with Section 10(a);

(ix) any Investment by Guarantors in other Guarantors;

(x) Investments consisting of purchases and acquisitions of (i) inventory, supplies, materials and equipment, (ii) intellectual property assets or (iii) contract rights, royalty rights, revenue streams, licenses or leases of intellectual property, in each case in the ordinary course of business and, with respect to clauses (ii) and (iii), in an aggregate amount not to exceed $50,000,000;

(xi) any Investment in a Receivables Subsidiary or any Investment by a Receivables Subsidiary in any other Person in connection with a Qualified Receivables Financing, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Financing or any related Indebtedness; provided, however, that any Investment in a Receivables Subsidiary is in the form of cash, a Purchase Money Note, contribution of additional receivables or an equity interest;

(xii) Investments of a Guarantor acquired after the Subscription Date or of an entity merged into or consolidated with a Guarantor in a transaction that is not prohibited by Section 5(a) after the Subscription Date to the extent that such Investments were not made in contemplation of such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(xiii) Investments in receivables owing to the Company or any Subsidiary created or acquired in the ordinary course of business;

(xiv) advances in the form of a prepayment of expense to vendors, suppliers and trade creditors consistent with their past practices, so long as such expenses were incurred in the ordinary course of business;

(xv) Investment in or repurchases of this Note, the Other Notes, the Additional Notes, the Series A Preferred Shares or the Warrants;

(xvi) Investments resulting from the acquisition of a Person, otherwise permitted by this Note, which Investments at the time of such acquisition were held by the acquired Person and were not acquired in contemplation of the acquisition of such Person;

(xvii) Investments consisting of earnest money deposits required in connection with a purchase agreement, or letter of intent, or other acquisitions to the extent not otherwise prohibited by this Note;

(xviii) any Investment by the Company or any Subsidiary in a Person, if as a result of such Investment: (x) such Person becomes a Guarantor; or (y) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or any Guarantor; and

(xix) contributions to a “rabbi” trust for the benefit of employees or other grantor trust subject to claims of creditors in the case of a bankruptcy of the Company.

(hhh) “Permitted Liens” means, with respect to any Person:

(i) Liens existing on the Subscription Date;

(ii) Liens affecting property of a corporation or other entity existing at the time it becomes a Subsidiary or at the time it is merged into or consolidated with the Company or a Subsidiary (provided that such Liens are not incurred in connection with, or in contemplation of, such entity becoming a Subsidiary or such merger or consolidation and do not extend to or cover property of an Issuer or any Subsidiary other than property of the entity so acquired or which becomes a Subsidiary);

(iii) Liens (including purchase money Liens) existing at the time of acquisition thereof on property acquired after the Subscription Date or to secure Indebtedness Incurred prior to or, at the time of the acquisition thereof for the purpose of financing all or part of the purchase price of property acquired after the Subscription Date (provided that such Liens do not extend to or cover any property of the Company or any of its Subsidiaries other than the property so acquired);

(iv) Liens on any property acquired, developed, constructed or otherwise improved by the Company or any Subsidiary of the Company (including Liens on the Equity Interests of any Subsidiary of the Company and substantially all assets of such Subsidiary, in each case to the extent such property constitutes substantially all of the business of such Subsidiary) to secure or provide for the payment of any part of the purchase price of the property or the cost of the development, construction or improvement thereof (including architectural, engineering, financing, consultant, advisor and legal fees and preopening costs), or any Indebtedness incurred to provide funds for such purposes, or any Lien on any such property existing at the time of acquisition thereof;

(v) Liens which secure Indebtedness or other obligations of the Company or a Guarantor owing to the Company or a Guarantor of the Company permitted to be Incurred in accordance with Section 10(a), which may be senior, pari passu or junior in right of payment and priority to the security interests established by the Security Documents in accordance with a Customary Intercreditor Agreement;

(vi) Liens to government entities, including pollution control or industrial revenue bond financing;

(vii) Liens required by any contract or statute in order to permit the Company or a Subsidiary of the Company to perform any contract or subcontract made by it with or at the request of a governmental entity;

(viii) mechanic’s, materialman’s, carrier’s or other like Liens, arising in the ordinary course of business;

(ix) Liens for taxes or assessments and similar charges;

(x) zoning restrictions, easements, licenses, covenants, reservations, restrictions on the use of real property and certain other minor irregularities of title;

(xi) Liens required by an escrow agreement in connection with the incurrence of Indebtedness;

(xii) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

(xiii) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(xiv) leases and subleases of real property which do not materially interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

(xv) Liens securing cash management services (and other “bank products”) in the ordinary course of business;

(xvi) Liens on equipment of the Company or any Subsidiary of the Company granted in the ordinary course of business to the Company’s or such Subsidiary’s client or supplier at which such equipment is located;

(xvii) Liens securing Indebtedness incurred pursuant to clause (1) of Section 10(a)(i) plus in the case of any such Indebtedness that is amended, extended, renewed, restated, refunded, replaced, refinanced, supplemented, modified or otherwise changed which is secured by a Lien permitted under this clause (xvii) or a portion thereof, the aggregate amount of fees, underwriting discounts, accrued and unpaid interest, premiums and other costs and expenses incurred in connection with such amendment, extension, renewal, restatement, refunding, replacement, refinancing, supplement, modification or change;

(xviii) Liens securing the Securities and the Guarantees;

(xix) Liens on accounts receivable and related assets of the type specified in the definition of “Receivables Financing” Incurred in connection with a Qualified Receivables Financing;

(xx) (a) judgment and attachment Liens and Liens arising out of decrees, orders and awards, in each case, to the extent not giving rise to an Event of Default and (b) notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings that have the effect of preventing the forfeiture or sale of the property or assets subject to such notices and rights and for which adequate reserves have been made to the extent required by GAAP;

(xxi) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Permitted Investments to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to sell any property in an asset sale permitted under this Note; and

(xxii) any extension, renewal, replacement, restructuring, refinancing or other modification of any Indebtedness secured by a Lien permitted by any of the foregoing clauses (i) through (xxi).

(iii) “Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(jjj) “Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution or winding up.

(kkk) “Principal Market” means The Nasdaq Global Select Market.

(lll) “Purchase Money Note” means a promissory note of a Receivables Subsidiary evidencing a line of credit, which may be irrevocable, from the Company or any Subsidiary of the Company to a Receivables Subsidiary in connection with a Qualified Receivables Financing, which note is intended to finance that portion of the purchase price that is not paid by cash or a contribution of equity.

(mmm) “Qualified Receivables Financing” means any Receivables Financing of a Receivables Subsidiary that meets the following conditions:

(i) the Board shall have determined in good faith that such Qualified Receivables Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Company and the Receivables Subsidiary,

(ii) all sales of accounts receivable and related assets to and by the Receivables Subsidiary are made at Fair Market Value, and

(iii) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Company) and may include Standard Securitization Undertakings.

(nnn) “Receivables Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Subsidiary in connection with, any Receivables Financing.

(ooo) “Receivables Financing” means any transaction or series of transactions pursuant to which the Company or any of its Subsidiaries may sell, convey or otherwise transfer to a Person, or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Company or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable and any Hedging Obligations pursuant to a Swap Contract entered into by the Company or any such Subsidiary in connection with such accounts receivable.

(ppp) “Receivables Repurchase Obligation” means any obligation of a seller of receivables in a Qualified Receivables Financing to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

(qqq) “Receivables Subsidiary” means a Wholly Owned Subsidiary of the Company (or other Person formed for the purposes of engaging in a Qualified Receivables Financing with the Company or any of its Subsidiaries in which the Company or such Subsidiary makes an Investment and to which the Company or such Subsidiary transfers accounts receivable and related assets) which engages in no activities other than in connection with the Receivables Financing, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business and which is designated by the Board (as provided below) as a Receivables Subsidiary and:

(i) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (x) is guaranteed by the Company or any of its Subsidiaries (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (y) is recourse to or obligates the Company or any of its Subsidiaries (other than such Receivables Subsidiary) in any way other than pursuant to Standard Securitization Undertakings, or (z) subjects any property or asset of the Company or any of its Subsidiaries, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings,

(ii) with which neither the Company nor any of its Subsidiaries has any material contract, agreement, arrangement or understanding other than on terms which the Company reasonably believes to be no less favorable to the Company or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Company or such Subsidiary, and

(iii) to which neither the Company nor any of its Subsidiaries has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.

(iv) Any such designation by the Board or such other Person shall be evidenced to the Holder by delivery to the Holder of a certified copy of the resolution of the Board or such other Person giving effect to such designation and an Officer’s Certificate certifying that such designation complied with the foregoing conditions.

(rrr) “Redemption Amount” means the sum of (A) the portion of the Principal to be redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Interest with respect to such Principal and (C) accrued and unpaid Late Charges, if any, with respect to such Principal and Interest.

(sss) “Redemption Dates” means, collectively, each Event of Default Redemption Date, each Change of Control Redemption Date and each Holder Optional Redemption Dates, each of the foregoing, individually, a “Redemption Date”.

(ttt) “Redemption Notices” means, collectively, each Event of Default Redemption Notice, each Change of Control Redemption Notice and each Holder Optional Redemption Notice, each of the foregoing, individually, a “Redemption Notice”.

(uuu) “Redemption Prices” means, collectively, each Event of Default Redemption Price, each Change of Control Redemption Price each Holder Optional Redemption Price, each of the foregoing, individually, a “Redemption Price”.

(vvv) “Registrable Securities” shall have the meaning ascribed to such term in the Registration Rights Agreement.

(www) “Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Company and the Buyers, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

(xxx) “Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.

(yyy) “Related Fund” means, with respect to any Person, a fund or account managed by such Person or an Affiliate of such Person.

(zzz) “Required Holders” means the holders of Notes and Additional Notes representing at least a majority of the aggregate principal amount of the Notes and Additional Notes then outstanding and shall include the Designee so long as the Designee and/or any of its Affiliates holds any Notes and/or Additional Notes.

(aaaa) “Restricted Investment” means an Investment other than a Permitted Investment.

(bbbb) “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

(cccc) “SEC” means the United States Securities and Exchange Commission.

(dddd) “Securities Act” means the Securities Act of 1933, as amended.

(eeee) “Securities Purchase Agreement” means that certain securities purchase agreement, dated as of the Subscription Date, by and among the Company and the Buyers of the Notes pursuant to which the Company issued the Notes, the Additional Securities and the Warrants, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

(ffff) “Security Agreement” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(gggg) “Security Documents” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(hhhh) “Series A Preferred Shares” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(iiii) “Series B Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(jjjj) “SPA Notes” means all Senior Secured Notes issued by the Company pursuant to the Securities Purchase Agreement on an Additional Closing Date.

(kkkk) “Standard Securitization Undertakings” means representations, warranties, covenants, indemnities and guarantees of performance entered into by the Company and its Subsidiaries which the Company has determined in good faith to be customary in a Receivables Financing including, without limitation, those relating to the servicing of the assets of a Receivables Subsidiary, it being understood that any Receivables Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking.

(llll) “Stated Maturity” means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable.

(mmmm) “Stated Value” shall have the meaning ascribed to such term in the Certificate of Designations.

(nnnn) “Stockholders Notes” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(oooo) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(pppp) “Subordinated Indebtedness” means (a) with respect to the Company, any Indebtedness of the Company which is by its terms subordinated in right of payment to the Notes and the Additional Notes, and (b) with respect to any Guarantor, any Indebtedness of such Guarantor which is by its terms subordinated in right of payment to its Guarantee.

(qqqq) “Subscription Date” means November 18, 2019.

(rrrr) “Subsidiary” shall have the meaning ascribed to such term in the Securities Purchase Agreement. Unless otherwise indicated herein, all references to Subsidiaries shall mean Subsidiaries of the Company.

(ssss) “Successor Entity” means one or more Person or Persons (or, if so elected by the Required Holders, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Required Holders, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(tttt) “Swap Contracts” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

(uuuu) “Test Period” means, for any date of determination, the latest four (4) consecutive fiscal quarters of the Company for which financial statements are available.

(vvvv) “Total Assets” means at any date, the total assets of the Company and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP, excluding any assets that do not constitute Collateral.

(wwww) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock on such day, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(xxxx) “Transaction Documents” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(yyyy) “Transfer Agent” means Computershare Trust Company, N.A. or such other agent or agents of the Company as may be designated by the Board as the transfer agent for the Common Stock.

(zzzz) “Treasury Rate” means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two (2) Business Days prior to the date fixed for redemption (or, if such Statistical Release is no longer published, any publicly available source for similar market data)) most nearly equal to the then remaining term of the Notes to the Maturity Date; provided, however, that if the then remaining term of the Notes to the Maturity Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that, if the then remaining term of the Notes to the Maturity Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

(aaaaa) “Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(bbbbb) “Weighted Average Life to Maturity” means, when applied to any Indebtedness or Disqualified Stock, as the case may be, at any date, the quotient obtained by dividing (1) the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock multiplied by the amount of such payment, by (2) the sum of all such payments.

(ccccc) “Wholly Owned Subsidiary” means, with respect to any Person, a Subsidiary of such Person 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares or shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable law) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person and one or more Wholly Owned Subsidiaries of such Person.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

ACACIA RESEARCH CORPORATION

By:
Name:
Title:

Appendix F

Execution Version

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 18, 2019, by and among Acacia Research Corporation, a Delaware corporation, with headquarters located at 120 Newport Center Drive, Newport Beach, California 92660 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (each, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Buyer (i) on the Initial Closing Date (as defined below), (x) shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”), which will, among other things, be (1) convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the shares of Common Stock issuable pursuant to the terms of the Certificate of Designations, collectively, the “Conversion Shares”) and/or (2) exchangeable for Notes (as defined below) and Series B Warrants (as defined below) upon an Exchange (as defined below) (such Series B Warrants, the “Exchange Series B Warrants”) in accordance with the terms and conditions of the Certificate of Designations, Preferences and Rights of the Preferred Shares (the “Certificate of Designations”) (the shares of Common Stock which will be issuable in accordance with the Series B Warrants surrendered in such an Exchange, collectively, the “Exchange Series B Warrant Shares”) and (y) Series A Warrants (the “Series A Warrants”) which will be exercisable to purchase shares of Common Stock (as exercised, collectively, the “Series A Warrant Shares”) in accordance with the terms of the Series A Warrants, (ii) on the Series B Warrant Closing Date (as defined below), if any, Series B Warrants (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”) which will be exercisable to purchase shares of Common Stock (as exercised, collectively, the “Series B Warrant Shares”, and collectively with the Exchange Series B Warrant Shares and the Series A Warrant Shares, the “Warrant Shares”) in accordance with the terms of the Series B Warrants, and (iii) on one or more Additional Closing Dates (as defined below), if any, senior secured notes of the Company (collectively, the “Notes”).

B. In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1. Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a) “Additional Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(b) “Additional Effective Date” means the date that an Additional Registration Statement is declared effective by the SEC.

(c) “Additional Effectiveness Deadline” means the date which is the earlier of (i) ninety (90) calendar days after the earlier of the applicable Additional Filing Date and the applicable Additional Filing Deadline and (ii) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the applicable Additional Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if such Additional Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, such Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(d) “Additional Filing Date” means the date on which an Additional Registration Statement is filed with the SEC.

(e) “Additional Filing Deadline” means if Cutback Shares are required to be included in any Additional Registration Statement, the later of (i) the date sixty (60) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement (other than a Demand Registration Statement) are sold and (ii) the date six (6) months from the Initial Effective Date or the most recent Subsequent Effective Date or the most recent Additional Effective Date, as applicable.

(f) “Additional Registrable Securities” means, (i) any Cutback Shares not previously included in the Initial Registration Statement or any Subsequent Registration Statement, as applicable, or any Additional Registration Statement and (ii) any Common Stock of the Company issued or issuable with respect to the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares, or the Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case, without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations or upon exercise of the Warrants.

(g) “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of any Additional Registrable Securities.

(h) “Additional Required Registration Amount” means any Cutback Shares not previously included in the Initial Registration Statement or any Subsequent Registration Statement, as applicable, or any Additional Registration Statement, all subject to adjustment as provided in Section 2(h), without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations or upon exercise of the Warrants.

(i) “Affiliate” shall have the meaning ascribed to such term in Rule 405 of the 1933 Act.

(j) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(k) “Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(l) “Conversion Rate” shall have the meaning ascribed to such term in the Certificate of Designations.

(m) “Conversion Amount” shall have the meaning ascribed to such term in the Certificate of Designations.

(n) “Cutback Shares” means any of the Initial Required Registration Amount, the Subsequent Required Registration Amount(s) or the Additional Required Registration Amount(s) of Registrable Securities not included in the Initial Registration Statement, all Subsequent Registration Statements, as applicable, or all Additional Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415. The number of Cutback Shares shall be allocated pro rata among the Investors with each

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Investor entitled to elect the portion of its Conversion Shares and/or Warrant Shares that are to be considered Cutback Shares. For the purpose of determining the Cutback Shares, in order to determine any applicable Additional Required Registration Amount, unless an Investor gives written notice to the Company to the contrary with respect to the allocation of its Cutback Shares, first the Conversion Shares shall be excluded on a pro rata basis among the Investors until all of the Conversion Shares have been excluded, second the Exchange Series B Warrant Shares shall be excluded on a pro rata basis among the Investors until all of the Exchange Series B Warrant Shares have been excluded, third the Series B Warrant Shares shall be excluded on a pro rata basis among the Investors until all of the Series B Warrant Shares have been excluded, and fourth the Series A Warrant Shares shall be excluded on a pro rata basis among the Investors until all of the Series A Warrant Shares have been excluded.

(o) “Demand Effective Date” means the date that a Demand Registration Statement is declared effective by the SEC.

(p) “Demand Effectiveness Deadline” means the date which is the earlier of (i) 180 calendar days after the earlier of the applicable Demand Date and (ii) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the applicable Demand Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if such Demand Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, such Demand Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(q) “Demand Filing Date” means the date on which a Demand Registration Statement is filed with the SEC.

(r) “Demand Filing Deadline” means the date which is ninety (90) calendar days after the applicable Demand Date.

(s) “Demand Registrable Securities” means (i) the Preferred Shares as set forth in the applicable Demand Notice, (ii) the Notes as set forth in the applicable Demand Notice, (iii) the Series B Warrants as set forth in the applicable Demand Notice and (iv) any capital stock of the Company issued or issuable with respect to such Preferred Shares, Notes and Series B Warrants, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case, not otherwise currently registered on an effective Registration Statement.

(t) “Demand Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of any Demand Registrable Securities.

(u) “Demand Required Registration Amount” means the sum of (i) the number of Preferred Shares set forth in the applicable Demand Notice, (ii) the principal amount of Notes set forth in the applicable Demand Notice and (iii) the number of Series B Warrants set forth in the applicable Demand Notice.

(v) “Designee” means Starboard Value LP or any of its Affiliates.

(w) “effective” and “effectiveness” refer to a Registration Statement that has been declared effective by the SEC and is available for the resale of the Registrable Securities required to be covered thereby.

(x) “Effective Date” means the Initial Effective Date, the Subsequent Effective Date(s), the Additional Effective Date(s) and/or the Demand Effective Date(s), as applicable.

(y) “Effectiveness Deadline” means the Initial Effectiveness Deadline, the Subsequent Effectiveness Deadline(s), the Additional Effectiveness Deadline(s) and/or the Demand Effectiveness Deadline(s), as applicable.

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(z) “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE American, The NASDAQ Capital Market or The NASDAQ Global Market.

(aa) “Exchange” shall have the meaning ascribed to such term in the Certificate of Designations.

(bb) “Filing Date” means the Initial Filing Date, the Subsequent Filing Date(s), the Additional Filing Date(s) and/or the Demand Filing Date(s), as applicable.

(cc) “Filing Deadline” means the Subsequent Filing Deadline(s), the Additional Filing Deadline(s) and the Demand Filing Deadline(s), as applicable.

(dd) “Initial Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ee) “Initial Effective Date” means the date that the Initial Registration Statement is declared effective by the SEC.

(ff) “Initial Effectiveness Deadline” means the date which is the earlier of (i) the one (1) year anniversary of the Initial Closing Date and (ii) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Initial Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Initial Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(gg) “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

(hh) “Initial Registrable Securities” means (i) the Conversion Shares issued or issuable pursuant to the terms of the Certificate of Designations, (ii) the Series A Warrant Shares issued or issuable upon exercise of the Series A Warrants, (iii) the Series B Warrant Shares issued or issuable upon exercise of the Series B Warrants, if the Series B Warrants were issued on the Series B Warrant Closing Date, (iv) the Exchange Series B Warrant Shares issued or issuable upon exercise of the Exchange Series B Warrants, if such Exchange Series B Warrants were issued on or prior to the Initial Filing Date and (v) any Common Stock of the Company issued or issuable with respect to the Preferred Shares, the Conversion Shares, the Warrants or the Warrant Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case, without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations or upon exercise of the Warrants.

(ii) “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of the Initial Registrable Securities.

(jj) “Initial Required Registration Amount” means the sum of (i) 130% of the initial number of Conversion Shares issued and issuable pursuant to the terms of the Certificate of Designations, based on the Conversion Rate in effect as of the Initial Filing Date, (ii) 130% of the initial number of Series A Warrant Shares issued and issuable pursuant to the terms of the Series A Warrants, (iii) 130% of the initial number of Series B Warrant Shares issued and issuable pursuant to the terms of the Series B Warrants if the Series B Warrants were issued on the Series B Warrant Closing Date and (iv) 130% of the initial number of Exchange Series B Warrant Shares issued and issuable pursuant to the terms of the Exchange Series B Warrants if such Exchange Series B Warrants were issued on or prior to the Initial Filing Date, in each case, as of the Initial Filing Date, all subject to adjustment as provided in Section 2(h) and without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations or upon exercise of the Warrants.

(kk) “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with

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Section 10 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10.

(ll) “Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(mm) “Principal Market” means The NASDAQ Global Select Market.

(nn) “Redemption Amount” shall have the meaning ascribed to such term in the Notes.

(oo) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(pp) “Registrable Securities” means the Initial Registrable Securities, the Subsequent Registrable Securities, the Additional Registrable Securities and/or the Demand Registrable Securities, as applicable.

(qq) “Registration Statement” means the Initial Registration Statement, the Subsequent Registration Statement(s), the Additional Registration Statement(s) and/or the Demand Registration Statement(s), as applicable.

(rr) “Required Holders” means the holders of at least a majority of the Registrable Securities and shall include the Designee so long as the Designee or any of its Affiliates holds any Securities (as defined in the Securities Purchase Agreement).

(ss) “Required Registration Amount” means the Initial Required Registration Amount, the Subsequent Registration Amount(s), the Additional Registration Amount(s) and/or the Demand Required Registration Amount(s), as applicable.

(tt) “Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(uu) “SEC” means the United States Securities and Exchange Commission.

(vv) “Series B Warrant Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ww) “Subsequent Effective Date” means the date that a Subsequent Registration Statement is declared effective by the SEC.

(xx) “Subsequent Effectiveness Deadline” means the date which is the earlier of (i) ninety (90) calendar days after the earlier of the applicable Subsequent Filing Date and the applicable Subsequent Filing Deadline and (ii) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the applicable Subsequent Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if such Subsequent Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, such Subsequent Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(yy) “Subsequent Filing Date” means the date on which a Subsequent Registration Statement is filed with the SEC.

(zz) “Subsequent Filing Deadline” means the date which is ninety (90) calendar days after the date of the consummation of an Exchange to the extent such Exchange occurs after the Initial Filing Date.

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(aaa) “Subsequent Registrable Securities” means (i) Exchange Series B Warrant Shares issued or issuable upon exercise of Exchange Series B Warrants issued prior to the applicable Subsequent Filing Date to the extent not included in the Initial Registration Statement or any prior Subsequent Registration Statement and (ii) any capital stock of the Company issued or issuable with respect to the Exchange Series B Warrant Shares issued or issuable upon exercise of Exchange Series B Warrants issued prior to the applicable Subsequent Filing Date and any Exchange Series B Warrants issued prior to the applicable Subsequent Filing Date, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case, without regard to any limitations on the issuance of Common Stock upon exercise of the Exchange Series B Warrants.

(bbb) “Subsequent Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of any Subsequent Registrable Securities.

(ccc) “Subsequent Required Registration Amount” means 130% of the initial number of Exchange Series B Warrant Shares issued or issuable pursuant to the terms of the Exchange Series B Warrants issued prior to the applicable Subsequent Filing Date, to the extent not previously included in the Initial Registration Statement or any prior Subsequent Registration Statement, in each case, as of the applicable Subsequent Filing Date, all subject to adjustment as provided in Section 2(h) and without regard to any limitations on the issuance of Common Stock upon exercise of the Exchange Series B Warrants.

(ddd) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal national securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

2. Registration.

(a) Initial Mandatory Registration. The Company shall prepare and file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(g). The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(h). The Initial Registration Statement shall contain (except if otherwise directed by the Required Holders or if not permitted under SEC regulations or not advisable under SEC rules or guidance) the “Plan of Distribution” and “Selling Shareholders” sections in substantially the form attached hereto as Exhibit B (it being understood that the Company may include in such sections any such additional information not otherwise contained therein that is required to be included in such sections under SEC regulations). The Company shall use its reasonable best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. New York time on the second (2nd) Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to the Initial Registration Statement.

(b) Subsequent Mandatory Registrations. In the event after the Initial Filing Date an Exchange shall be consummated, the Company shall prepare, and, as soon as practicable but in no event later than the applicable Subsequent Filing Deadline, file with the SEC a Subsequent Registration Statement on Form S-3 covering the resale of all of the applicable Subsequent Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another

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appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(g). Each Subsequent Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the applicable Subsequent Required Registration Amount determined as of the date such Subsequent Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(h). Each Subsequent Registration Statement shall contain (except if otherwise directed by the Required Holders or if not permitted under SEC regulations or not advisable under SEC rules or guidance) the “Plan of Distribution” and “Selling Shareholders” sections in substantially the form attached hereto as Exhibit B (it being understood that the Company may include in such sections any such additional information not otherwise contained therein that is required to be included in such sections under SEC regulations). The Company shall use its reasonable best efforts to have each Subsequent Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the applicable Subsequent Effectiveness Deadline. By 9:30 a.m. New York time on the second (2nd) Business Day following each Subsequent Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Subsequent Registration Statement.

(c) Additional Mandatory Registrations. The Company shall prepare, and, as soon as practicable but in no event later than the applicable Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder. To the extent the staff of the SEC does not permit the applicable Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file, by no later than the applicable Additional Filing Deadline, Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(g). Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the applicable Additional Required Registration Amount determined as of the date such Additional Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(h). Each Additional Registration Statement shall contain (except if otherwise directed by the Required Holders or if not permitted under SEC regulations or not advisable under SEC rules or guidance) the “Plan of Distribution” and “Selling Shareholders” sections in substantially the form attached hereto as Exhibit B (it being understood that the Company may include in such sections any such additional information not otherwise contained therein that is required to be included in such sections under SEC regulations). The Company shall use its reasonable best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the applicable Additional Effectiveness Deadline. By 9:30 a.m. New York time on the second (2nd) Business Day following each Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Additional Registration Statement.

(d) Demand Registration. Upon written notice to the Company delivered at any time and from time to time beginning on the one (1)-year anniversary of the Initial Closing Date (each such notice, a “Demand Notice” and each date the Company receives a Demand Notice, a “Demand Date”), the Designee may require the Company to register the applicable Demand Registrable Securities for resale pursuant to a Demand Registration Statement. The Company shall then prepare, and, as soon as practicable but in no event later than the applicable Demand Filing Deadline, file with the SEC a Demand Registration Statement on Form S-3 covering the resale of all of the applicable Demand Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(g). Each Demand Registration Statement prepared pursuant hereto shall register for resale at least the number of Notes, Series B Warrants and Preferred Shares set forth in the applicable Demand Notice. Each Demand Registration Statement shall contain (except if otherwise directed by the Required Holders or if not permitted under SEC regulations or

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not advisable under SEC rules or guidance) the “Plan of Distribution” and “Selling Shareholders” sections in substantially the form attached hereto as Exhibit B (it being understood that the Company may include in such sections any such additional information not otherwise contained therein that is required to be included in such sections under SEC regulations). The Company shall use its reasonable best efforts to have the applicable Demand Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the applicable Demand Effectiveness Deadline. By 9:30 a.m. New York time on the second (2nd) Business Day following the applicable Demand Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Demand Registration Statement.

(e) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number or amount of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number or amount of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

(f) Legal Counsel. Subject to Section 6 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

(g) Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, to the extent of such availability, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(h) Sufficient Number of Shares Registered. In the event the number of securities available under a Registration Statement filed pursuant to Section 2(a), Section 2(b), Section 2(c) or Section 2(d) is insufficient to cover the Required Registration Amount of Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(e), the Company shall amend or supplement the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of securities available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of securities available for resale under such Registration Statement is less than the Required Registration Amount, as applicable. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the issuance of Common

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Stock pursuant to the terms of the Certificate of Designations or upon exercise of the Warrants and such calculation shall assume (i) that the Preferred Shares are then convertible in full into shares of Common Stock at the then prevailing Conversion Rate, (ii) the initial Conversion Amounts of the Preferred Shares remain outstanding through the scheduled Maturity Date (as defined in the Certificate of Designations) and (iii) no redemptions of the Preferred Shares or the Notes occur prior to the scheduled Maturity Date; provided, that actual redemptions of the Warrants, the Preferred Shares or the Notes shall reduce the calculation set forth in the foregoing sentence by the amount of the Warrants, Preferred Shares and/or Notes redeemed on an as-converted or an as-exercised basis.

(i) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) (A) after the Initial Effectiveness Deadline, the Initial Registration Statement when declared effective fails to register the Initial Required Registration Amount of Initial Registrable Securities, (B) after the Subsequent Effectiveness Deadline, any Subsequent Registration Statement when declared effective fails to register the applicable Subsequent Required Registration Amount of Subsequent Registrable Securities or (C) after the Demand Effectiveness Deadline, any Demand Registration Statement when declared effective fails to register the applicable Demand Required Registration Amount of Demand Registrable Securities (each, a “Registration Failure”), (ii) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the applicable Effectiveness Deadline, (an “Effectiveness Failure”), (iii) on any day after the applicable Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(q)) pursuant to such Registration Statement or otherwise (including, without limitation, because of the suspension of trading or any other limitation imposed by an Eligible Market, a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a failure to register a sufficient number of shares of Common Stock or a failure to maintain the listing of the Common Stock on an Eligible Market) (a “Maintenance Failure”) or (iv) at any time during the period commencing from the six (6) month anniversary of the last completed Closing Date and ending at such time that all of the Registrable Securities, if a Registration Statement is not available for the resale of all of the Registrable Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if the Company shall (x) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) if the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall be the sole monetary remedy but shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance or the additional obligation of the Company to register any Cutback Shares), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2.0%) of the sum of (i) the aggregate Redemption Amount of such Investor’s Notes outstanding as of the applicable Registration Delay Payment Date (as defined below), (ii) the aggregate Conversion Amount of such Investor’s Preferred Shares outstanding as of the applicable Registration Delay Payment Date, (iii) the product of (x) the Weighted Average Price of the Common Stock on the applicable Registration Delay Payment Date and (y) the number of Warrant Shares issued and issuable to such Investor pursuant to such Investor’s Warrants as of the applicable Registration Delay Payment Date without giving effect to any limitation on exercise set forth in the Warrants and (iv) the product of (x) the Weighted Average Price of the Common Stock on the applicable Registration Delay Payment Date and (y) the number of Conversion Shares issued pursuant to such Investor’s Preferred Shares as of the applicable Registration Delay Payment Date, on each of the following dates (each such date, a “Registration Delay Payment Date”): (i) on the three-month anniversary after the date of a Registration Failure and every three-month anniversary thereafter (prorated for periods totaling less than three months) until such Registration Failure is cured, (ii) on the three-month anniversary after the date of a Filing Failure and every three-month anniversary thereafter (prorated for periods

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totaling less than three months) until such Filing Failure is cured; (iii) on the three-month anniversary after the date of an Effectiveness Failure and every three-month anniversary thereafter (prorated for periods totaling less than three months) until such Effectiveness Failure is cured; (iv) on the three-month anniversary after the initial date of a Maintenance Failure and every three-month anniversary thereafter (prorated for periods totaling less than three months) until such Maintenance Failure is cured and (v) on the three-month anniversary after the date of a Public Information Failure and every three-month anniversary thereafter (prorated for periods totaling less than three months) until such Public Information Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(i) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, in no event shall the aggregate amount of Registration Delay Payments payable by the Company to an Investor pursuant to this Section 2(i) exceed (i) in any three-month period, two percent (2.0%) of the sum of (x) the Conversion Amount, (y) the Redemption Amount and (z) the product of (1) the Weighted Average Price of the Common Stock on the applicable Registration Delay Payment Date and (2) the number of Warrant Shares issued and issuable to such Investor pursuant to such Investor’s Warrants as of the applicable Registration Delay Payment Date without giving effect to any limitation on exercise set forth in the Warrants, in each case, outstanding as of the applicable Registration Delay Payment Date, of, or, corresponding to, such Investor’s Registrable Securities included, or required to be included, in the applicable Registration Statement and (ii) in total in any twelve-month period, eight percent (8.0%) of the sum of the (x) the Conversion Amount, (y) the Redemption Amount and (z) the product of (1) the Weighted Average Price of the Common Stock on the applicable Registration Delay Payment Date and (2) the number of Warrant Shares issued and issuable to such Investor pursuant to such Investor’s Warrants as of the applicable Registration Delay Payment Date without giving effect to any limitation on exercise set forth in the Warrants, in each case, outstanding as of the applicable Registration Delay Payment Date, of, or, corresponding to, such Investor’s Registrable Securities included, or required to be included, in the applicable Registration Statement. Without limiting the remedies available to the Investors, the Company acknowledges that any failure by the Company to comply with its obligations under this Section 2 will result in material irreparable injury to the Investors for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Investors may obtain such relief as may be required to specifically enforce the Company’s obligations under this Section 2.

3. Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b), 2(c), 2(d), 2(g) or 2(h), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its reasonable best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were

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made) not misleading. The term “reasonable best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

(b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q, Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall incorporate such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c) The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its initial filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects in writing. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld, conditioned or delayed. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference (to the extent not previously provided), if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto, in each case, which copies may be provided in electronic form. The Company and Legal Counsel shall reasonably cooperate in performing their respective obligations pursuant to this Section 3.

(d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference (to the extent not previously provided), if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, a reasonable number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may

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reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor, in each case which copies may be provided in electronic form.

(e) The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f) The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, but in any event within one (1) Trading Day of becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(q), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a reasonable number of copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly as is practicable notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the date following the second (2nd) Trading Day any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(g) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h) If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor believes, after consultation with its legal counsel, that it would reasonably be deemed to be an underwriter of Registrable Securities, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and

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thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

(i) If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor believes, after consultation with its legal counsel, that it would reasonably be deemed to be an underwriter of Registrable Securities, the Company shall make available for inspection by (i) such Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k) The Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities consisting of shares of Common Stock covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of such Registrable Securities on the Principal Market or (iii) if, despite the Company’s reasonable best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on another Eligible Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

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(l) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(m) If requested by an Investor, the Company shall as soon as practicable but subject to the timing requirements set out elsewhere in this Agreement with regard to the filing of any prospectus supplement or post-effective amendment, as applicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(n) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(p) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(q) Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company after consultation with its counsel, in the best interest of the Company and would be required to be disclosed in any Registration Statement so that such Registration Statement would not be materially misleading (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed twenty (20) consecutive Trading Days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of thirty (30) Trading Days, except in cases where either an affiliate of the Designee is serving on the Company’s Board of Directors or the Designee has been contacted by the Company in connection with assisting in the due diligence process of an Approved Investment (as defined in the Notes) pursuant to Section 1(a)(ii) of the Securities Purchase Agreement in which case no Grace Period shall exceed thirty (30) consecutive Trading Days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) Trading Days, and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). During the term of any Grace Period, the Company after consultation with its counsel may (i) defer any registration of Registrable Securities and have the right not to file and not to cause the effectiveness of any registration statement covering any Registrable Securities, (ii) suspend the use of any prospectus and Registration Statement covering any Registrable Securities and (iii) require the Investors holding Registrable Securities to suspend any offerings or sales of Registrable Securities pursuant to a Registration

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Statement. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall use reasonable best efforts to cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

(r) Except in the circumstances set forth in Sections 3(h) and 3(i) hereof, neither the Company nor any Subsidiary or Affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market without the prior written consent of such Investor and any Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement); provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B in the Registration Statement; provided, further, that in the circumstances set forth in Sections 3(h) and 3(i) hereof, such Investor shall be given the option to be excluded from such Registration Statement and not be identified as an underwriter therein, and in the event that the Investor does not exercise that option, the Investor shall provide prior written consent to be identified as an underwriter.

(s) Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyers in this Agreement or otherwise conflicts with the provisions hereof.

4. Listing of Notes, Series B Warrants and/or Preferred Shares.

Upon the request of the Designee, at any time beginning on the one (1)-year anniversary of the Initial Closing Date, the Company shall use its reasonable best efforts to cause the Notes, the Series B Warrants and/or the Preferred Shares (or, at the election of the Designee, depositary receipts representing fractional interests in Preferred Shares, Series B Warrants or the Notes) to be, as requested by the Designee, listed for trading on the Principal Market or any Eligible Market as selected by the Company. To the extent necessary to cause the Notes, the Series B Warrants and/or the Preferred Shares to be so listed or quoted the Company’s reasonable best efforts shall include, but not be limited to:

(a) providing a transfer agent and registrar for the Preferred Shares and the Series B Warrants and a trustee for the Notes, entering into an indenture with the trustee for the Notes and providing one or more CUSIP numbers, as may be required, for such Preferred Shares, Series B Warrants and Notes and permitting the Preferred Shares, Series B Warrants and the Notes to be recorded in book-entry form;

(b) preparing and filing a registration statement to cause the Preferred Shares, the Series B Warrants and the Notes to be registered under the 1934 Act, which shall be Form 8-A (or a successor form) if available;

(c) cooperating with the Investors in connection with an underwritten secondary public offering of the Preferred Shares, the Series B Warrants and the Notes and entering into and performing its obligations under an underwriting agreement in customary form; and

(d) paying related expenses, fees and disbursements in accordance with Section 6 hereof and the limitations provided therein.

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5. Obligations of the Investors.

(a) At least five (5) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish in a timely manner to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c) During such time as any Investor may be engaged in a distribution of the Registrable Securities, such Investor will comply with all laws applicable to such distribution, including Regulation M promulgated under the 1934 Act, and, to the extent required by such laws, will, among other things (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such laws; (ii) distribute the Registrable Securities acquired by them solely in the manner described in the applicable Registration Statement and (iii) if required by applicable law, cause to be furnished to each agent or broker-dealer to or through whom such Registrable Securities may be offered, or to the offeree if an offer is made directly by such Investor, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree.

(d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

(e) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

6. Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $25,000 for each such registration, filing or qualification.

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7. Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). For the avoidance of doubt, the indemnification set forth in this Section 6 is intended to apply, and shall apply, to direct claims asserted by any Buyer against the Company as well as any third party claims asserted by an Indemnitee (other than a Buyer) against the Company. Subject to Section 7(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not apply to a Claim by an Indemnified Person to the extent caused solely by its own gross negligence or willful misconduct; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 10.

(b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 7(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such

17

Investor expressly for use in connection with such Registration Statement; and, subject to Section 7(c), such Investor shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7(b) and the agreement with respect to contribution contained in Section 8 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 7(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 10.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and, except in the case of a direct claim against the indemnifying party, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. For the avoidance of doubt, the provisions of this Section 6(c) shall not apply to direct claims between the Company and a Buyer.

(d) The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

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(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

8. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

9. Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration. Notwithstanding the foregoing, the Company shall not be obligated to send or deliver any of the foregoing to the Investors to the extent any of them are filed, furnished or otherwise made publicly available on the Company’s website or the SEC’s EDGAR (or any similar) electronic filing system.

10. Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein by delivering to the Company a duly executed Joinder Agreement in the form of Exhibit M attached to the Securities Purchase Agreement; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

11. Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the

19

Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

12. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile or electronic mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

Acacia Research Corporation

4 Park Plaza, Suite 550

Irvine, California 92614

Attention: Jennifer Graff, Corporate Secretary

E-mail: jgraff@acaciares.com

Telephone: (949) 480-8300

Facsimile: (949) 480-8301

with a copy (which shall not constitute notice) to:

Stradling Yocca Carlson & Rauth

660 Newport Center Drive, Suite 1600

Newport Beach, CA 92660

Attention: Mark Skaist

E-mail: MSkaist@SYCR.com

Telephone: (949) 725-4117

Facsimile: (949) 823-5117

If to Legal Counsel:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telephone: (212) 756-2000

Facsimile: (212) 593-5955

Attention: Eleazer Klein, Esq.

E-mail: eleazer.klein@srz.com

If to a Buyer, to its address, facsimile number and/or email address set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address, facsimile number and/or email address to the attention of such other Person as the recipient party has

20

specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email containing the time, date, recipient facsimile number or e-mail address or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(g) Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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(i) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the outstanding Preferred Shares then held by the Investors have been converted for Registrable Securities without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations and all of the outstanding Warrants then held by the Investors have been exercised for Registrable Securities without regard to any limitations upon exercise of the Warrants.

(l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(m) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n) The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

[Signature Page Follows]

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

ACACIA RESEARCH CORPORATION

By:	/s/ Clifford Press
Name: Clifford Press
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE AND OPPORTUNITY FUND LP

By: Starboard Value A LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD INTERMEDIATE FUND LP

By:	Starboard Value A LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE AND OPPORTUNITY S LLC

By:	Starboard Value LP, its manager

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE AND OPPORTUNITY C LP

By:	Starboard Value R LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

By:	Starboard Value L LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE LP, in its capacity as the investment manager of a certain managed account

By:	Starboard Value GP LLC, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

SCHEDULE OF BUYERS

Buyer	Buyer Address, Facsimile Number and Email	Buyer’s Representative’s Address, Facsimile Number and Email
Starboard Value and Opportunity Fund LP

c/o Starboard Value LP

777 Third Avenue, 18th Floor

New York, New York 10017

Attention: Jeffrey C. Smith

Facsimile: 212-320-0296

Telephone: 212-845-7977

E-mail: jsmith@starboardvalue.com

operations@starboardvalue.com

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

Starboard Intermediate Fund LP

c/o Starboard Value LP

777 Third Avenue, 18th Floor

New York, New York 10017

Attention: Jeffrey C. Smith

Facsimile: 212-320-0296

Telephone: 212-845-7977

E-mail: jsmith@starboardvalue.com

operations@starboardvalue.com

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

Starboard Value and Opportunity S LLC

c/o Starboard Value LP

777 Third Avenue, 18th Floor

New York, New York 10017

Attention: Jeffrey C. Smith

Facsimile: 212-320-0296

Telephone: 212-845-7977

E-mail: jsmith@starboardvalue.com

operations@starboardvalue.com

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

Starboard Value and Opportunity C LP

c/o Starboard Value LP

777 Third Avenue, 18th Floor

New York, New York 10017

Attention: Jeffrey C. Smith

Facsimile: 212-320-0296

Telephone: 212-845-7977

E-mail: jsmith@starboardvalue.com

operations@starboardvalue.com

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

Starboard Value and Opportunity Master Fund L LP

c/o Starboard Value LP

777 Third Avenue, 18th Floor

New York, New York 10017

Attention: Jeffrey C. Smith

Facsimile: 212-320-0296

Telephone: 212-845-7977

E-mail: jsmith@starboardvalue.com

operations@starboardvalue.com

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

Account Managed by Starboard Value LP

c/o Starboard Value LP

777 Third Avenue, 18th Floor

New York, New York 10017

Attention: Jeffrey C. Smith

Facsimile: 212-320-0296

Telephone: 212-845-7977

E-mail: jsmith@starboardvalue.com

operations@starboardvalue.com

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: eleazer.klein@srz.com

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

Computershare Trust Company, N.A.

[                    ]

[                    ]

Attention: [                    ]

Re:	Acacia Research Corporation

Ladies and Gentlemen:

[We are][I am] counsel to Acacia Research Corporation, a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of November 18, 2019 (the “Securities Purchase Agreement”), entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”) with respect to which shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) are issuable, senior secured notes and two (2) series1 of warrants exercisable for shares of Common Stock (the “Warrants”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                     , 201    , the Company filed a Registration Statement on Form S-[1][3] (File No. 333-            ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Transfer Agent Instructions dated [●], 2019.

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC: [LIST NAMES OF HOLDERS]

[1]	Assumes the Series B Warrants were issued and included in the applicable Registration Statement. To be revised to the extent necessary.

A-1

EXHIBIT B

SELLING SHAREHOLDERS

The shares of common stock being offered by the selling shareholders are those issuable to the selling shareholders upon conversion of the convertible preferred shares and upon exercise of the warrants. For additional information regarding the issuances of those convertible preferred shares, notes and warrants, see “Private Placement of Convertible Preferred Shares, Notes and Warrants” above. We are registering the shares of common stock in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the convertible preferred shares, the notes and the warrants issued pursuant to the Securities Purchase Agreement2, the selling shareholders have not had any material relationship with us within the past three years.

The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling shareholders. The second column lists the number of shares of common stock beneficially owned by each selling shareholder, based on its ownership of the convertible preferred shares, notes and warrants, as of                     , 20    , assuming conversion of all convertible preferred shares and exercise of all warrants held by the selling shareholders on that date, without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations or upon exercise of the Warrants.

The third column lists the shares of common stock being offered by this prospectus by the selling shareholders.

In accordance with the terms of a registration rights agreement with the selling shareholders, this prospectus generally covers the resale of at least the sum of 130% of (i) the initial number of shares of common stock issued and issuable pursuant to the certificate of designations as of the date the registration statement is initially filed with the SEC and (ii) the maximum number of shares of common stock issued and issuable upon exercise of the related warrants as of the date the registration statement is initially filed with the SEC3, all subject to adjustment as provided in the registration rights agreement and in each case without regard to any limitations on the issuance of shares of common stock pursuant to the terms of the certificate of designations or upon exercise of the warrants. Because the conversion price of the convertible preferred shares may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

Under the terms of the convertible preferred shares and the warrants, a selling shareholder may not convert the convertible preferred shares or exercise the warrants, to the extent such conversion or exercise would cause such selling shareholder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed, except in limited circumstances with respect to the convertible preferred shares, 4.89% of our then outstanding shares of common stock following such conversion or exercise, excluding for purposes of such determination shares of common stock issuable pursuant to the terms of the certificate of designations if such convertible preferred shares have not been converted and upon exercise of the warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling shareholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Shareholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering	Percentage of Shares of Common Stock Owned After Offering
[Starboard] (1)			0	[*] [●%	]

*	Denotes less than one percent (1.0%).
(1)	[TO COME].

[2]	NTD: Need to describe the Governance Agreement.
[3]	NTD: To be updated for each Registration Statement, as necessary.

Annex I-1

PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable pursuant to the terms of the certificate of designations and upon exercise of the warrants to permit the resale of these shares of common stock by the holders of the convertible preferred shares, and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling shareholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	in block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	through an exchange distribution in accordance with the rules of the applicable exchange;

•	through privately negotiated transactions;

•	through short sales;

•	through sales pursuant to Rule 144;

•	through block trades in which broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling shareholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

Annex I-2

The selling shareholders may pledge or grant a security interest in some or all of the convertible preferred shares, warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[    ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Annex I-3

Appendix G

EXECUTION VERSION

GOVERNANCE AGREEMENT

This Governance Agreement (this “Agreement”) is made and entered into as of November 18, 2019 by and among Acacia Research Corporation (the “Company”) and the entities and natural persons set forth in the signature pages hereto (collectively, “Starboard”) (each of the Company and Starboard, a “Party” to this Agreement, and collectively, the “Parties”).

RECITALS

WHEREAS, the Company and Starboard are parties to that certain Securities Purchase Agreement, dated as of November 18, 2019 (the “Purchase Agreement”), and Registration Rights Agreement, dated as of November 18, 2019 (collectively with the Purchase Agreement, the “Investment Agreements”), pursuant to which Starboard (i) has become the holder of 350,000 shares of Series A Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series A Preferred Shares”) and Series A Warrants (the “Series A Warrants”) exercisable to purchase up to 5,000,000 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), (ii) may receive Series B warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”) exercisable to purchase Common Stock and (iii) has the option to acquire senior secured notes of the Company (the “Notes”) in an aggregate principal amount of up to $365 million (subject to certain limitations, including the consent of the Company) on or prior to the announcement of an Approved Investment (as defined in the Purchase Agreement);

WHEREAS, in connection with the investment contemplated by the Investment Agreements, the Company and Starboard have determined to come to an agreement with respect to certain governance matters, including the composition of the Board of Directors of the Company (the “Board”) and the composition of certain committees of the Board, as well as certain other matters, as provided in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

1. Board Appointments and Related Agreements.

(a) Board Appointments

(i) The Company agrees that the Board and all applicable committees of the Board shall take all necessary actions, effective immediately following the execution of this Agreement, to (A) increase the size of the Board from six (6) to seven (7) members and (B) appoint Jonathan Sagal (the “Initial Starboard Appointee” and together with the Additional Appointees (as defined below), the “Appointed Directors”) as a director of the Company.

(ii) Starboard shall also have the right, following the execution of this Agreement, to recommend two (2) additional directors (when appointed, the “Additional Appointees”) for appointment to the Board, either of whom may be: (i) a partner or senior employee of Starboard (the “Additional Starboard Appointee” or the “Additional Starboard Appointees”, as applicable, and together with the Initial Starboard Appointee, the “Starboard Appointees”) and/or (ii) another individual, in each case, who meets the criteria set forth in this Section 1(a)(ii). Any Additional Appointee must (A) be reasonably acceptable to the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and the Board (such acceptance not to be unreasonably withheld), (B) qualify as “independent” pursuant to Nasdaq Stock Market listing standards, and (C) have the relevant financial and business experience to be a director of the

Company (in the case of each of (B) and (C), as reasonably determined by the Nominating and Corporate Governance Committee). The Nominating and Corporate Governance Committee shall make its determination and recommendation regarding whether any candidate recommended by Starboard as an Additional Appointee meets the foregoing criteria within five (5) business days after (1) such Additional Appointee candidate has submitted to the Company the documentation required by Section 1(c)(v) and (2) representatives of the Board have conducted customary interview(s) of such Additional Appointee candidate, if such interviews are requested by the Board or the Nominating and Corporate Governance Committee. The Company shall use its reasonable best efforts to conduct any interview(s) contemplated by this Section 1(a)(ii) as promptly as practicable, but in any case, assuming reasonable availability of the applicable Additional Appointee candidate, within ten (10) business days, after Starboard’s submission of such Additional Appointee candidate. Notwithstanding the foregoing, any candidate recommended by Starboard as an Additional Starboard Appointee will be deemed reasonably acceptable to the Nominating and Corporate Governance Committee and the Board and will be approved and appointed to the Board no later than five (5) business days following the submission of the documentation to the Company required by Section 1(c)(iv) and Section 1(c)(v), so long as such Additional Starboard Appointee qualifies as “independent” pursuant to the Nasdaq Stock Market listing standards. Without limiting the rights of Starboard in accordance with the proviso to the previous sentence, in the event the Nominating and Corporate Governance Committee does not accept an Additional Appointee candidate recommended by Starboard, Starboard shall have the right to recommend further Additional Appointee candidate(s) whose appointment shall be subject to the Nominating and Corporate Governance Committee recommending such person in accordance with the procedures described above. Upon the recommendation of an Additional Appointee by the Nominating and Corporate Governance Committee, the Board shall promptly determine whether such nominee is reasonably acceptable to the Board, and if such nominee is reasonably acceptable to the Board, shall vote on the appointment of such Additional Appointee to the Board no later than five (5) business days after the Nominating and Corporate Governance Committee’s recommendation of such Additional Appointee and shall take all necessary actions (including by increasing the size of the Board) to appoint such Additional Appointee to the Board; provided, however, that if the Board does not appoint any candidate recommended by Starboard as an Additional Appointee to the Board pursuant to this Section 1(a)(ii), the Parties shall continue to follow the procedures of this Section 1(a)(ii) until two Additional Appointees have been appointed to the Board. Effective upon the appointment of an Additional Appointee to the Board, such Additional Appointee will be considered an Appointed Director for all purposes of this Agreement.

(iii) If any Appointed Director (or any Replacement Director (as defined below)) is unable or unwilling to serve as a director and ceases to be a director, resigns as a director, is removed as a director, or for any other reason fails to serve or is not serving as a director at any time prior to the expiration of the Governance Period (as defined below), and at such time Starboard beneficially owns (as determined under Rule 13d-3 promulgated under the Exchange Act (as defined below)) in the aggregate at least the lesser of 4.0% of the Company’s then-outstanding Common Stock (on an as-converted basis, as applicable) and 2,013,732 shares of Common Stock (on an as-converted basis, as applicable) (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments) (the “Minimum Ownership Threshold”), Starboard shall have the ability to recommend a person to be a Replacement Director in accordance with this Section 1(a)(iii) (any such replacement nominee, when appointed to the Board, shall be referred to as a “Replacement Director”). For the avoidance of doubt, any Replacement Director replacing any Appointed Director (irrespective of whether such Appointed Director is a Starboard Appointee) can be either (A) a Starboard partner or senior employee or (B) another individual, in each case who meets the criteria set forth in this Section 1(a)(iii). Any Replacement Director must (A) be reasonably acceptable to the Nominating and Corporate Governance Committee of the Board and the Board (such acceptance not to be unreasonably withheld), (B) qualify as “independent” pursuant to Nasdaq Stock Market listing standards, and (C) have the relevant financial and business experience to be a director of the Company (in the case of each of (B) and (C), as reasonably determined by the Nominating and Corporate Governance Committee). Any Replacement Director who is replacing an Appointed Director and who is a partner or senior employee of Starboard will be deemed reasonably acceptable to the Nominating and Corporate Governance Committee and the Board and will be approved and appointed to the Board no later than five (5) business days following the submission of the documentation to the Company required by Section 1(c)(iv) and Section 1(c)(v),

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so long as such Replacement Director qualifies as “independent” pursuant to the Nasdaq Stock Market listing standards. The Nominating and Corporate Governance Committee shall make its determination and recommendation regarding whether such Replacement Director (other than any Starboard partner or senior employee who is covered by the prior sentence) meets the foregoing criteria within five (5) business days after (1) such nominee has submitted to the Company the documentation required by Section 1(c)(v) and (2) representatives of the Board have conducted customary interview(s) of such nominee, if such interviews are requested by the Board or the Nominating and Corporate Governance Committee. The Company shall use its reasonable best efforts to conduct any interview(s) contemplated by this Section 1(a)(iii) as promptly as practicable, but in any case, assuming reasonable availability of the nominee, within ten (10) business days after Starboard’s submission of such nominee. In the event the Nominating and Corporate Governance Committee does not accept a person recommended by Starboard as the Replacement Director, Starboard shall have the right to recommend additional substitute person(s) whose appointment shall be subject to the Nominating and Corporate Governance Committee recommending such person in accordance with the procedures described above. Upon the recommendation of a Replacement Director nominee by the Nominating and Corporate Governance Committee, the Board shall promptly determine whether such nominee is reasonably acceptable to the Board, and if such nominee is reasonably acceptable to the Board, shall vote on the appointment of such Replacement Director to the Board no later than five (5) business days after the Nominating and Corporate Governance Committee recommendation of such Replacement Director; provided, however, that if the Board does not appoint such Replacement Director to the Board pursuant to this Section 1(a)(iii), the Parties shall continue to follow the procedures of this Section 1(a)(iii) until a Replacement Director is elected to the Board. Subject to Nasdaq Stock Market rules and applicable law, upon a Replacement Director’s appointment to the Board, the Board and all applicable committees of the Board shall take all necessary actions to appoint such Replacement Director to any applicable committee of the Board of which the replaced director was a member immediately prior to such director’s resignation or removal. Subject to Nasdaq Stock Market rules and applicable law, until such time as any Replacement Director is appointed to any applicable committee, the other Appointed Director (as designated by Starboard) will be provided the opportunity to serve as an interim member of such applicable committee.

(iv) During the period commencing with the date hereof through the expiration of the Governance Period, the Board and all applicable committees of the Board shall take all necessary actions (including with respect to nominations for election at any annual meeting of stockholders of the Company held during the Governance Period) so that the size of the Board is no more than seven (7) directors; provided, however, the Board may be increased during this period (i) solely to accommodate the appointment of the Additional Appointees, (ii) upon Starboard’s written consent to increase the size of the Board or (iii) if stockholders of the Company take such actions to increase the size of the Board.

(b) Board Committees.

(i) Immediately following the execution of this Agreement, the Board and all applicable committees of the Board shall take all necessary actions (including any necessary appointments) to (i) form a Strategic Committee of the Board (the “Strategic Committee”), which will be tasked with, among other things, sourcing and performing due diligence on potential acquisition targets and intellectual property or other investment opportunities, with the goal of finding one or more Approved Investments, and (ii) appoint the Initial Starboard Appointee as well as two (2) current directors, Clifford Press and Alfred V. Tobia, Jr., to the Strategic Committee, with Clifford Press serving as its Chairman. During the Governance Period, unless otherwise agreed by Starboard, the Strategic Committee shall be composed of three (3) directors, including the Initial Starboard Appointee (or his Replacement Director). Subject to Nasdaq Stock Market rules and applicable law, in the event the Initial Starboard Appointee shall for any reason cease to serve on the Strategic Committee, until such time as a Replacement Director is appointed to the Strategic Committee, at least one other Appointed Director will be provided the opportunity to serve as an interim member of the Strategic Committee.

(ii) During the Governance Period, in addition to the Initial Starboard Appointee, one (1) or more Starboard partners or senior employees (the “Starboard Observers”), shall have the right to attend and participate

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in meetings of the Strategic Committee and shall receive copies of all documents distributed to the Strategic Committee, including notice of all meetings of the Strategic Committee, all written consents executed by the Strategic Committee, all materials prepared for consideration at any meeting of the Strategic Committee, and all minutes related to each meeting of the Strategic Committee contemporaneous with their distribution to the members of the Strategic Committee. The Starboard Observers shall be permitted to attend and reasonably participate, but not vote, at all meetings of the Strategic Committee during the Governance Period (whether such meetings are held in person, telephonically or otherwise). Notwithstanding the foregoing, the Company reserves the right to exclude the Starboard Observers from access to any material or meeting or portion thereof if, and only to the extent that, the Board determines reasonably and in good faith that such exclusion is necessary (including, without limitation, to preserve the attorney-client privilege, or avoid a conflict of interest). As a condition to serving as a Starboard Observer, Starboard shall deliver to the Company an executed confidentiality agreement in a form provided by the Company and to be agreed between the Parties.

(iii) Immediately following the execution of this Agreement, the Board and all applicable committees of the Board shall take all necessary actions to appoint the Initial Starboard Appointee to the Nominating and Corporate Governance Committee.

(iv) During the Governance Period, each committee and subcommittee of the Board, including any new committee(s) and subcommittee(s) that may be established, shall include at least one (1) Appointed Director, provided that at least one (1) Appointed Director satisfies any Nasdaq listing standards and legal requirements for service on any such committee with respect to financial expertise and independence.

(v) Subject to Nasdaq rules and applicable laws, during the Governance Period, the Board and all applicable committees of the Board shall give each of the Appointed Directors the same due consideration for membership to each other committee of the Board as any other independent director.

(c) Additional Agreements.

(i) Starboard shall comply, and shall cause each of its controlled Affiliates and Associates and any Starboard Appointee (or any Replacement Director thereof who is not Independent of Starboard) to comply with the terms of this Agreement and shall be responsible for any breach of this Agreement by any such controlled Affiliate or Associate or any Starboard Appointee (or any Replacement Director thereof who is not Independent of Starboard). As used in this Agreement, the terms “Affiliate” and “Associate” shall have the respective meanings set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the rules or regulations promulgated thereunder (the “Exchange Act”) and shall include all persons or entities that at any time during the term of this Agreement become Affiliates or Associates of any person or entity referred to in this Agreement.

(ii) During the Governance Period, except as otherwise provided herein, Starboard shall not, and shall cause each of its controlled Affiliates and Associates not to, directly or indirectly, (A) nominate or recommend for nomination any person for election at any annual or special meeting of the Company’s stockholders, (B) submit any proposal for consideration at, or bring any other business before, any annual or special meeting of the Company’s stockholders, or (C) initiate, encourage or participate in any “vote no,” “withhold” or similar campaign with respect to any annual or special meeting of the Company’s stockholders. Starboard shall not publicly or privately encourage or support any other stockholder, person or entity to take any of the actions described in this Section 1(c)(ii).

(iii) During the Governance Period, Starboard shall appear in person or by proxy at each annual meeting of the Company’s stockholders, be present for quorum purposes and vote all Series A Preferred Shares and any shares of Common Stock beneficially owned by Starboard (as determined under Rule 13d-3 promulgated under the Exchange Act), as applicable, at such meeting (A) in favor of all of the Company’s nominees, (B) in favor of the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for

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the fiscal year ended December 31, 2020 (and, with respect to any future year during the Governance Period, any other independent auditor as the Board may recommend for the applicable fiscal year), (C) in accordance with the Board’s recommendation with respect to the Company’s “say-on-pay” proposal and (D) in accordance with the Board’s recommendation with respect to any other Company proposal or stockholder proposal or nomination presented at such annual meeting; provided, however, that in the event Institutional Shareholder Services Inc. (“ISS”) or Glass Lewis & Co., LLC (“Glass Lewis”) recommends otherwise with respect to the Company’s “say-on-pay” or any other Company proposal or stockholder proposal presented at any annual meeting of the Company’s stockholders held during the Governance Period (other than proposals relating to the nomination or election of directors), Starboard shall be permitted to vote in accordance with the ISS or Glass Lewis recommendation. Nothing in this Section 1(c)(iii) shall be deemed to prevent, or in any manner limit, Starboard’s ability to vote all the Series A Preferred Shares and any shares of Common Stock or other securities beneficially owned by Starboard, as applicable, in any manner that it sees fit with respect to any of the proposals or other actions contemplated by the Investment Agreements that may be presented for stockholder approval during the Governance Period, including, without limitation, with respect to the Series A Preferred Shares, the Notes, the Warrants, any Approved Investment or the issuance of any other securities contemplated thereby.

(iv) On the date of this Agreement (or in the case of a Replacement Director who is not independent of Starboard, prior to the effectiveness of such appointment), Starboard shall cause any Starboard Appointee (or Replacement Director, as applicable) to deliver to the Company an irrevocable resignation letter pursuant to which such Starboard Appointee (or Replacement Director, as applicable) shall resign from the Board and all applicable committees thereof if Starboard fails to satisfy the Minimum Ownership Threshold at any time after the date of this Agreement.

(v) Starboard acknowledges that, prior to the date of this Agreement, each Appointed Director and prior to any appointment, each Replacement Director, is required to submit to the Company a fully completed copy of the Company’s standard director & officer questionnaire, an executed consent of the Appointed Director (or Replacement Director, as applicable) to serve as a director if appointed pursuant to the terms hereof and to be included in the proxy statement or other filings under applicable law or stock exchange rules or listing standards and any other information reasonably requested by the Company that is required (1) to be or customarily disclosed for all applicable directors, candidates for directors, and their Affiliates and representatives in a proxy statement or other filings under applicable law or stock exchange rules or listing standards and (2) in connection with assessing eligibility, independence and other criteria applicable to all directors or satisfying compliance and legal obligations applicable to all independent directors.

(vi) Starboard has not, directly or indirectly, compensated or agreed to compensate, and will not, directly or indirectly, compensate or agree to compensate any Appointed Director (or Replacement Director, as applicable) who is Independent of Starboard for his or her respective service as a nominee or director of the Company with any cash, securities (including any rights or options convertible into or exercisable for or exchangeable into securities or any profit sharing agreement or arrangement), or other form of compensation directly or indirectly related to the Company or its Affiliates or its securities. For the avoidance of doubt, nothing herein shall prohibit Starboard for compensating or agreeing to compensate any person for his or her respective service as a nominee or director of any other company.

(vii) Starboard and any Starboard Appointee agree that the Board or any committee or subcommittee thereof, in the exercise of its fiduciary duties, may recuse such Starboard Appointee (or any Replacement Director of such Starboard Appointee who is not independent of Starboard) from any Board or committee or subcommittee meeting or portion thereof (A) at which the Board or any such committee or subcommittee is evaluating and/or taking action with respect to (1) the exercise of any of the Company’s rights or enforcement of any of the obligations under this Agreement or any of the Investment Agreements or the Certificate of Designation with respect to the Series A Preferred Shares (the “Certificate of Designation”), (2) any action or proposed transaction that would trigger any provision of the Certificate of Designation in which the holders of the Series A Preferred Shares have a right different from a right of the holders of Common Stock, (3) any action

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taken (i) in respect of or (ii) in response to actions taken or proposed by Starboard or its Affiliates, in each case, with respect to the Company or its Affiliates, or (4) any proposed transaction between the Company and Starboard or its Affiliates and (B) to the extent necessary to avoid any potential or actual conflict of interest or when not doing so would otherwise be inconsistent with the Board’s fiduciary duties. Notwithstanding anything to the contrary herein, Starboard agrees that the Board or any committee thereof may form a committee or subcommittee of the Board excluding any Starboard Appointee to address any situation involving clauses (A)(1) through (A)(4) and (B) above.

(viii) The Company agrees that the Board and all applicable committees of the Board shall take all necessary actions, effective no later than immediately following the execution of this Agreement, to determine, in connection with their initial appointment as a director and nomination by the Company at the Next Proximate Annual Meeting (as defined below), as applicable, that each of the Appointed Directors is deemed to be (A) a member of the “Incumbent Board” or “Continuing Director” (as such term may be defined in the definition of “Change in Control,” “Change of Control” (or any similar term) under the Company’s incentive plans, options plans, deferred compensation plans, employment agreements, severance plans, retention plans, loan agreements, indentures or any other related plans or agreements that refer to any such plan or agreement’s definition of “Change in Control” or any similar term) and (B) a member of the Board as of the beginning of any applicable measurement period for the purposes of the definition of “Change in Control” or any similar term under such incentive plans, options plans, employment agreements, loan agreements or indentures of the Company, including, without limitation, any retention plan, severance plan, or change-in-control severance plan.

2. Governance Provisions.

(a) Starboard agrees that, from the date of this Agreement until the earlier of (x) the date that is fifteen (15) days prior to the deadline for the submission of stockholder nominations for the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”) pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws”) or (y) the date that is one hundred (100) days prior to the first anniversary of the Company’s 2019 annual meeting of stockholders (such period, as may be extended as a result of the exercise of the Continuation Option, the “Governance Period”), Starboard shall not, and shall cause each of its controlled Affiliates and Associates and any Starboard Appointee (and any Replacement Director thereof who is not Independent of Starboard) not to, in each case directly or indirectly, in any manner:

(i) Engage in any solicitation of proxies or consents or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) of proxies or consents (including, without limitation, any solicitation of consents that seeks to call a special meeting of stockholders), in each case, with respect to securities of the Company;

(ii) form, join, or in any way participate in any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to shares of the Company’s common stock or any other class or series of stock of the Company (other than a “group” that includes all or some of the members of Starboard, but does not include any other entities or persons that are not members of Starboard as of the date hereof); provided, however, that nothing herein shall limit the ability of an Affiliate of Starboard to join the “group” following the execution of this Agreement, so long as any such Affiliate agrees to be bound by the terms and conditions of this Agreement;

(iii) deposit any shares of Common Stock, Series A Preferred Shares or any other securities of the Company in any voting trust or subject any shares of Common Stock or any other securities of the Company to any arrangement or agreement with respect to the voting of any shares of Common Stock, Series A Preferred Shares or any other securities of the Company, other than any such voting trust, arrangement or agreement solely among the members of Starboard and otherwise in accordance with this Agreement;

(iv) seek or submit, or encourage any person or entity to seek or submit, nomination(s) in furtherance of a “contested solicitation” for the appointment, election or removal of directors with respect to the Company or

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seek, encourage or take any other action with respect to the appointment, election or removal of any directors, in each case in opposition to the recommendation of the Board; provided, however, that nothing in this Agreement shall prevent Starboard or its Affiliates or Associates from taking actions in furtherance of identifying director candidates in connection with the 2020 Annual Meeting, or any subsequent annual meeting of stockholders to the extent Starboard has exercised the Continuation Option, so long as such actions do not create a public disclosure obligation for Starboard or the Company and are undertaken on a basis reasonably designed to be confidential and in accordance in all material respects with Starboard’s normal practices in the circumstances;

(v) (A) make any proposal for consideration by stockholders at any annual or special meeting of stockholders of the Company or through any action by written consent of stockholders or referendum of stockholders of the Company, (B) make any offer or proposal (with or without conditions) with respect to any merger, scheme of arrangement, takeover, tender (or exchange) offer, acquisition, recapitalization, restructuring, disposition or other business combination (each, an “Extraordinary Transaction”) involving the Company and Starboard, (C) affirmatively solicit a third party to make an offer or proposal (with or without conditions) with respect to any Extraordinary Transaction involving the Company, or publicly encourage, initiate or support any third party in making such an offer or proposal, (D) publicly comment on any third party proposal regarding any Extraordinary Transaction with respect to the Company by such third party prior to such proposal becoming public or (E) call or seek to call a special meeting of stockholders or act by written consent, except, in each case, with respect to any proposals, offers, statements, meetings of stockholders, or other actions expressly contemplated by the Investment Agreements, including, without limitation, with respect to the Series A Preferred Shares, the Notes, the Warrants, any Approved Investment or any other securities or instruments contemplated thereby;

(vi) seek, alone or in concert with others, representation on the Board or removal of any member of the Board, except as specifically permitted in Section 1;

(vii) advise, encourage, support or influence any person or entity with respect to the voting or disposition of any securities of the Company at any annual or special meeting of stockholders or in connection with any consent solicitation with respect to the appointment, election or removal of director(s), except in accordance with Section 1; or

(viii) make any request or submit any proposal to amend the terms of this Agreement other than through non-public communications with the Company or the Board that would not be reasonably determined to trigger public disclosure obligations for any Party.

(b) Except as expressly provided in Section 1 or Section 2(a), Starboard shall be entitled to (i) vote the Series A Preferred Shares and any shares of the Company’s common stock or any other class or series of stock of the Company that it beneficially owns as Starboard determines in its sole discretion and (ii) disclose, publicly or otherwise, how it intends to vote or act with respect to any securities of the Company, any stockholder proposal or other matter to be voted on by the stockholders of the Company and the reasons therefor (in each case, subject to Section 1(c)(iii)).

(c) During the period beginning fifteen (15) days prior to the expiration of the Governance Period and ending at 11:59 PM ET on the day that is three (3) business days prior to the expiration of the Governance Period (the “Continuation Deadline”), Starboard may, at its sole discretion and so long as Starboard satisfies the Minimum Ownership Threshold at such time (the “Continuation Option”), provide written notice (the “Continuation Notice”) to the Company of Starboard’s determination to continue the Governance Period for all purposes of this Agreement until the earlier of (x) the date that is fifteen (15) business days prior to the deadline for the submission of stockholder nominations for the Second Proximate Annual Meeting of Stockholders (as defined below) pursuant to the Bylaws or (y) the date that is one hundred (100) days prior to the first anniversary of the Next Proximate Annual Meeting (as defined below). If Starboard provides a Continuation Notice, then the Governance Period shall be automatically extended as set forth in the previous sentence of this Section 2(c), and,

7

subject to their consent to serve and the other requirements set forth in Section 1(c)(iv), as applicable, and Section 1(c)(v), the Board and all applicable committees of the Board shall take all necessary actions to nominate the Appointed Directors (or any Replacement Director(s), as applicable) for election as directors at the Next Proximate Annual Meeting and recommend, support and solicit proxies for the election of the Appointed Directors (or any Replacement Director(s), as applicable) at the Next Proximate Annual Meeting in the same manner as it recommends, supports, and solicits proxies for the election of all other directors. For the avoidance of doubt, Starboard shall be permitted to exercise a Continuation Option prior to the applicable Continuation Deadline, as set forth under this Section 2(c), in connection with the Next Proximate Annual Meeting. In the event that Starboard does not exercise the Continuation Option prior to the applicable Continuation Deadline, the Governance Period shall expire pursuant to Section 2(a) and no further Continuation Option shall be available. For purposes of this Agreement, “Next Proximate Annual Meeting” shall mean the next upcoming annual meeting of stockholders and “Second Proximate Annual Meeting” shall mean the next upcoming annual meeting of stockholders after the Next Proximate Annual Meeting.

(d) Nothing in Section 2(a) shall be deemed to limit the exercise in good faith by an Appointed Director (or the Replacement Director, as applicable) of such person’s fiduciary duties solely in such person’s capacity as a director of the Company in a manner consistent with such person’s and Starboard’s obligations under this Agreement.

3. Representations and Warranties of the Company.

The Company represents and warrants to Starboard that (a) the Company has the corporate power and authority to execute this Agreement and to bind it thereto, (b) this Agreement has been duly and validly authorized, executed and delivered by the Company, and assuming due execution by each counterparty hereto, constitutes a valid and binding obligation and agreement of the Company, and is enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles, (c) prior to the Board appointing any Appointed Directors as directors pursuant to this Agreement, the Board is composed of six (6) directors and that there are no vacancies on the Board and (d) the execution, delivery and performance of this Agreement by the Company does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to the Company, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document or material agreement to which the Company is a party or by which it is bound.

4. Representations and Warranties of Starboard.

Starboard represents and warrants to the Company that (a) the authorized signatory of Starboard set forth on the signature page hereto has the power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind Starboard thereto, (b) this Agreement has been duly authorized, executed and delivered by Starboard, and assuming due execution by each counterparty hereto, is a valid and binding obligation of Starboard, enforceable against Starboard in accordance with its terms except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles, (c) the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of Starboard as currently in effect, (d) the execution, delivery and performance of this Agreement by Starboard does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to Starboard, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the

8

loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such member is a party or by which it is bound, (e) as of the date of this Agreement, Starboard does not beneficially own any shares of Common Stock before giving effect to the transactions contemplated by the Investment Agreements and the issuance of the Series A Preferred Shares to Starboard pursuant thereto, and (f) as of the date hereof, and except as set forth in clause (e) above or in the Investment Agreements, Starboard does not currently have, and does not currently have any right to acquire, any interest in any securities or assets of the Company or its Affiliates (or any rights, options or other securities convertible into or exercisable or exchangeable (whether or not convertible, exercisable or exchangeable immediately or only after the passage of time or the occurrence of a specified event) for such securities or assets or any obligations measured by the price or value of any securities of the Company or any of its controlled Affiliates, including any swaps or other derivative arrangements designed to produce economic benefits and risks that correspond to the ownership of shares of Common Stock or any other securities of the Company, whether or not any of the foregoing would give rise to beneficial ownership (as determined under Rule 13d-3 promulgated under the Exchange Act), and whether or not to be settled by delivery of Common Stock or any other class or series of the Company’s stock, payment of cash or by other consideration, and without regard to any short position under any such contract or arrangement).

5. Press Release.

Promptly following the execution of this Agreement, the Company and Starboard shall jointly issue a mutually agreeable press release (the “Press Release”) announcing certain terms of this Agreement in the form attached hereto as Exhibit A. Prior to the issuance of the Press Release and subject to the terms of this Agreement, neither the Company (including the Board and any committee thereof) nor Starboard shall issue any press release or make public announcement regarding this Agreement or the matters contemplated hereby without the prior written consent of the other Party. During the Governance Period, none of the Company, Starboard or the Appointed Directors (or Replacement Directors, as applicable) shall make any public announcement or statement that is inconsistent with or contrary to the terms of this Agreement.

6. Specific Performance.

Each of Starboard, on the one hand, and the Company, on the other hand, acknowledges and agrees that irreparable injury to the other Party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable by the remedies available at law (including the payment of money damages). It is accordingly agreed that Starboard, on the one hand, and the Company, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, and the other Party hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. This Section 6 is not the exclusive remedy for any violation of this Agreement.

7. Expenses.

The Company shall reimburse Starboard for its reasonable, documented out-of-pocket fees and expenses (including legal expenses) in accordance with the terms of the Purchase Agreement.

8. Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the Parties that the Parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter

9

declared invalid, void or unenforceable. In addition, the Parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or enforceable by a court of competent jurisdiction.

9. Notices.

Any notices, consents, determinations, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); (c) upon confirmation of receipt, when sent by email (provided such confirmation is not automatically generated); or (d) two (2) business days after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Acacia Research Corporation

4 Park Plaza, Suite 550

Irvine, California 92614

Attention: Jennifer Graff, Corporate Secretary

E-mail: jgraff@acaciares.com

Telephone: (949) 480-8300

Facsimile: (949) 480-8301

with a copy (which shall not constitute notice) to:

Stradling Yocca Carlson & Rauth

660 Newport Center Drive, Suite 1600

Newport Beach, CA 92660

Attention: Mark Skaist

E-mail: MSkaist@SYCR.com

Telephone: (949) 725-4117

Facsimile: (949) 823-5117

If to Starboard or any member thereof:

Starboard Value LP

777 Third Avenue, 18th Floor

New York, NY 10017

Attention: Jeffrey C. Smith

Facsimile: (212) 845-7989

Email: jsmith@starboardvalue.com

with a copy (which shall not constitute notice) to:

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, New York 10019

Attention: Steve Wolosky, Esq.

                 Andrew Freedman, Esq.

Facsimile:  (212) 451-2222

Email: swolosky@olshanlaw.com

            afreedman@olshanlaw.com

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10. Applicable Law.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof that would result in the application of the law of another jurisdiction. Each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware). Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable legal requirements, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

11. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party (including by means of electronic delivery or facsimile).

12. Mutual Non-Disparagement.

Subject to applicable law, each of the Parties covenants and agrees that, during the Governance Period, or if earlier, until such time as the other Party or any of its agents, subsidiaries, affiliates, successors, assigns, officers, key employees or directors shall have breached this Section 12, neither it nor any of its respective agents, subsidiaries, affiliates, successors, assigns, officers, key employees or directors shall in any way publicly criticize, disparage, call into disrepute or otherwise defame or slander the other Party or such other Party’s subsidiaries, affiliates, successors, assigns, officers (including any current officer of a Party or a Party’s subsidiaries who no longer serves in such capacity following the execution of this Agreement), directors (including any current director of a Party or a Party’s subsidiaries who no longer serves in such capacity following the execution of this Agreement), employees, stockholders, agents, attorneys or representatives, or any of their businesses, products or services, in any manner that would reasonably be expected to damage the business or reputation of such other Party, their businesses, products or services or their subsidiaries, affiliates, successors, assigns, officers (or former officers), directors (or former directors), employees, shareholders, agents, attorneys or representatives; provided, however, any statements regarding the Company’s operational or stock price performance or any strategy, plans, or proposals of the Company not supported by any Starboard Appointee that do not disparage, call into disrepute or otherwise defame or slander any of the Company’s officers, directors, employees, stockholders, agents, attorneys or representatives (“Opposition Statements”), shall not be deemed to be a breach of this Section 12 (subject to, for the avoidance of doubt, any obligations of confidentiality as a director that may otherwise apply) except that any Opposition Statement will only speak to a matter that has been made public by the Company; provided, further, that if any Opposition Statement is made by Starboard, the Company shall be permitted to publicly respond with a statement similar in scope to any such Opposition Statement.

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13. Confidentiality.

The Parties acknowledge and agree that any Starboard Appointee (and any Replacement Director), upon election to the Board, will serve as a member of the Board and shall be (A) governed by the same protections and required to comply with the same obligations regarding confidentiality, conflicts of interest, related party transactions, fiduciary duties, codes of conduct, trading and disclosure policies, director resignation policy, and other guidelines and policies, codes, procedures, processes, rules and standards of the Company applicable to all directors on the Board (collectively, “Company Policies”) and (B) required to preserve the confidentiality of Company business and information, including discussions or matters considered in meetings of the Board or Board committees; provided, however, that any Starboard Appointee may disclose certain Company confidential information to Starboard in accordance with the terms of an appropriate confidentiality agreement.

14. Securities Laws.

Starboard acknowledges that it is aware, and will advise each of its representatives who are informed as to the matters that are the subject of this Agreement, that the United States securities laws may prohibit any person who directly or indirectly has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

15. Entire Agreement; Amendment and Waiver; Successors and Assigns; Third Party Beneficiaries; Term.

This Agreement, together with the Investment Agreements and the other Transaction Documents (as defined in the Purchase Agreement) contains the entire understanding of the Parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings between the Parties other than those expressly set forth herein or as expressly set forth in any of the Investment Agreements and the other Transaction Documents (as defined in the Purchase Agreement). No modifications of this Agreement can be made except in writing signed by an authorized representative of each the Company and Starboard. For the avoidance of doubt, Starboard’s rights hereunder are not saleable, transferrable or assignable in connection with the sale, transfer or assignment of any Securities (as defined in the Purchase Agreement). No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The terms and conditions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties hereto and their respective successors, heirs, executors, legal representatives, and permitted assigns. No Party shall assign this Agreement or any rights or obligations hereunder without, with respect to Starboard, the prior written consent of the Company, and with respect to the Company, the prior written consent of Starboard. This Agreement is solely for the benefit of the Parties and is not enforceable by any other persons or entities. This Agreement shall terminate at the end of the Governance Period (as extended hereunder), except provisions of Sections 6 through 10 and Sections 13 through 15, which shall survive such termination.

[The remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the Parties as of the date hereof.

ACACIA RESEARCH CORPORATION

By:	/s/ Clifford Press
	Name:	Clifford Press
	Title:	Chief Executive Officer

[Signature Page to Governance Agreement]

STARBOARD VALUE LP

By:	Starboard Value GP LLC, its general partner

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

STARBOARD VALUE AND OPPORTUNITY FUND LP

By:	Starboard Value LP, its investment manager

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

STARBOARD INTERMEDIATE FUND LP

By:	Starboard Value LP, its investment manager

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

By:	Starboard Value L LP, its general partner

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

[Signature Page to Governance Agreement]

STARBOARD VALUE AND OPPORTUNITY C LP

By:	Starboard Value R LP, its general partner

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

STARBOARD VALUE AND OPPORTUNITY S LLC

By:	Starboard Value LP, its manager

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

STARBOARD VALUE R LP

By:	Starboard Value R GP LLC, its general partner

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

STARBOARD VALUE GP LLC

By:	Starboard Principal Co LP, its member

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

[Signature Page to Governance Agreement]

STARBOARD PRINCIPAL CO LP

By:	Starboard Principal Co GP LLC, its general partner

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

[Signature Page to Governance Agreement]

STARBOARD PRINCIPAL CO GP LLC STARBOARD VALUE L LP STARBOARD VALUE R GP LLC

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

JEFFREY C. SMITH PETER A. FELD

By:	/s/ Jeffrey C. Smith
	Name:	Jeffrey C. Smith
	Title:	Individually and as Attorney-in-Fact for Peter A. Feld

[Signature Page to Governance Agreement]

Exhibit A

Appendix H

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ACACIA RESEARCH CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Acacia Research Corporation (the “Corporation”), a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation (the “Restated Certificate”) is hereby amended as follows:

Article IV, Section 1 of the Restated Certificate is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“SECTION 1. AUTHORIZATION. The aggregate number of shares of stock which the Corporation shall have authority to issue is three hundred and ten million (310,000,000) shares, of which three hundred million (300,000,000) shares shall be shares of common stock having a par value of $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares shall be shares of preferred stock having a par value of $0.001 per share (the “Preferred Stock”) and issuable in one or more series as hereinafter provided.”

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by the undersigned duly authorized officer of the Corporation, on [                    ].

ACACIA RESEARCH CORPORATION

By:	[ ]
[ ]
Secretary

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

TO VOTE BY MAIL, PLEASE DETACH HERE

ACACIA RESEARCH CORPORATION

Special Meeting of Stockholders – [●], 2019

This Proxy is Solicited on Behalf of the Board of Directors of Acacia Research Corporation

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders and the accompanying Proxy Statement and appoints Clifford Press and Alfred V. Tobia, Jr. and each of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock held of record by the undersigned on the record date either on his or her own behalf of any entity or entities, at the Special Meeting of Stockholders of Acacia Research Corporation (the “Company”) to be held on [●], or any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by the Proxy shall be voted in a manner set forth on the reverse side.

THIS PROXY WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED, UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

YOUR VOTE IS IMPORTANT.

Please take a moment now to vote your shares of Acacia Research Corporation.

common stock for the upcoming Special Meeting of Stockholders.

YOU CAN VOTE TODAY USING ONE OF THE FOLLOWING METHODS:

Vote by Internet—Please access https://www.myproxyonline.com/Acacia and follow the instructions on the screen. Please note you must type an “s” after “http”.

Vote by Telephone—Please call toll-free at [●] on a touch-tone phone. Please follow the simple instructions. You will be required to provide the unique control number printed below.

Vote by Mail—Please complete, sign, date and return the proxy card in the envelope provided to: Saratoga Proxy Consulting LLC, P.O. Box 1377, New York, N.Y. 10138-1348.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

TO VOTE BY MAIL, PLEASE DETACH HERE

Please mark your vote as in this example

THIS BOARD RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

Proposal No. 1: Approval, for purposes of Nasdaq Rules 5635(b) and 5635(d), as applicable, of (i) the voting of the Preferred Shares on an as-converted basis and (ii) the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of Series A Convertible Preferred Stock and (B) exercise of Warrants, in each case, without giving effect to the Exchange Cap set forth in the Certificate of Designations and in the Series A Warrants (as such terms are defined in the Proxy Statement), issued pursuant to the Securities Purchase Agreement, dated November 18, 2019, by and among the Company, Starboard Value LP and the investors listed therein; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2: Approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of our common stock by 200,000,000 shares, or from 100,000,000 shares to 300,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: , 2019

Signature of Stockholder

Signature of Stockholder (if held jointly)

(Title)

NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees and guarantors should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by authorized person. Please mark, sign, date and return your Proxy promptly in the pre-paid enclosed business reply envelope, which requires no postage if mailed in the United States.